UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-00945

Virtus Equity Trust

(Exact name of registrant as specified in charter)

101 Munson Street

Greenfield, MA 01301-9668

(Address of principal executive offices) (Zip code)

Kevin J. Carr, Esq.

Senior Vice President, Chief Legal Officer, Counsel and Secretary for Registrant

100 Pearl Street

Hartford, CT 06103-4506

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 243-1574

Date of fiscal year end: March 31

Date of reporting period: March 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

ANNUAL REPORT

Virtus Contrarian Value Fund

Virtus Growth & Income Fund

Virtus Mid-Cap Core Fund

Virtus Mid-Cap Growth Fund

Virtus Quality Large-Cap Value Fund

Virtus Quality Small-Cap Fund

Virtus Small-Cap Core Fund

Virtus Small-Cap Sustainable Growth Fund

Virtus Strategic Growth Fund

Virtus Tactical Allocation Fund*

March 31, 2015 TRUST NAME: VIRTUS EQUITY TRUST * Prospectus supplement applicable to this Fund appears at the back of this annual report.

Not FDIC Insured

No Bank Guarantee

May Lose Value

Message to Shareholders		1
Key Investment Terms		2
Disclosure of Fund Expenses		4

Funds	Fund Summary	Schedules of Investments

Virtus Contrarian Value Fund (F/K/A Mid-Cap Value Fund) (“Contrarian Value Fund”)	6	28
Virtus Growth & Income Fund (“Growth & Income Fund”)	8	29
Virtus Mid-Cap Core Fund (“Mid-Cap Core Fund”)	11	30
Virtus Mid-Cap Growth Fund (“Mid-Cap Growth Fund”)	13	31
Virtus Quality Large-Cap Value Fund (“Quality Large-Cap Value Fund”)	15	32
Virtus Quality Small-Cap Fund (“Quality Small-Cap Fund”)	17	33
Virtus Small-Cap Core Fund (“Small-Cap Core Fund”)	19	34
Virtus Small-Cap Sustainable Growth Fund (“Small-Cap Sustainable Growth Fund”)	21	35
Virtus Strategic Growth Fund (“Strategic Growth Fund”)	23	36
Virtus Tactical Allocation Fund (“Tactical Allocation Fund”)	25	37
Statements of Assets and Liabilities		46
Statements of Operations		48
Statements of Changes in Net Assets		50
Financial Highlights		54
Notes to Financial Statements		60
Report of Independent Registered Public Accounting Firm		72
Tax Information Notice		73
Consideration of Advisory and Subadvisory Agreements by the Board of Trustees		74
Results of Shareholder Meeting		79
Fund Management Tables		80

Proxy Voting Procedures and Voting Record (Form N-PX)

The subadvisers vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Board of Trustees of the Trust (“Trustees,” or the “Board”). You may obtain a description of these procedures, along with information regarding how the Funds voted proxies during the most recent 12-month period ended June 30, free of charge, by calling toll-free 1-800-243-1574. This information is also available through the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Form N-Q Information

The Trust files a complete schedule of portfolio holdings for each Fund with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov. Form N-Q may be reviewed and copied at the SEC’s Public Reference Room. Information on the operation of the SEC’s Public Reference Room can be obtained by calling toll-free 1-800-SEC-0330.

This report is not authorized for distribution to prospective investors in the Funds of Virtus Equity Trust unless preceded or accompanied by an effective prospectus which includes information concerning the sales charge, each Fund’s record and other pertinent information.

MESSAGE TO SHAREHOLDERS

Dear Fellow Shareholders of Virtus Mutual Funds:

I am pleased to present this annual report, which reviews the performance of your fund, including comments from the fund manager, for the 12 months ended March 31, 2015.

The year was generally strong for U.S. equities, although market volatility increased over the last two quarters, driven by falling oil prices, geopolitical risks, and a slowdown in growth outside the U.S. While the leading economies of Europe, Japan, and China weakened, the U.S. economy accelerated and the dollar rallied strongly. Broad U.S. equity indexes registered gains for the 12 months ended March 31, 2015. The S&P 500® Index returned 12.73%, the Dow Jones Industrial AverageSM rose 10.57%, and the

NASDAQ Composite Index® was up 18.12%. By comparison, international equities generally underperformed for the second half of 2014 but both developed markets and emerging markets had gains in the first quarter of 2015.

Even though the U.S. economy continues to expand, the Federal Reserve has promised to maintain low interest rates, at least until the middle of 2015. Against this backdrop, U.S. Treasuries remain an attractive “safe haven” among global investors. Steady demand pushed the yield on the bellwether 10-year U.S. Treasury to 1.94% on March 31, 2015 from 2.73% a year earlier. The low interest rate environment was generally favorable for the fixed income market. The Barclays U.S. Aggregate Bond Index, which concentrates on investment-grade debt securities, rose 5.72% for the 12 months ended March 31, 2015. By comparison, non-investment grade debt was negatively impacted by the ongoing stock market volatility and declining oil prices.

The uncertain state of the global economy is likely to remain a concern for the markets in the months ahead, and interventions by the world’s central banks will be watched with great interest. However, the health of the U.S. economy – including improved hiring, manufacturing, and housing data – gives investors reason for optimism. Future market direction will be determined largely by the ability of corporations to continue to produce robust earnings.

Market volatility is an ever-present reminder of the importance of portfolio diversification. While diversification cannot guarantee a profit or prevent a loss, owning a variety of asset classes may cushion your portfolio against inevitable market fluctuations. Your financial advisor can help you ensure that your portfolio is adequately diversified across asset classes and investment strategies.

As always, thank you for entrusting Virtus with your assets. Should you have questions or require assistance, our customer service team is here to help at 1-800-243-1574. We appreciate your business and remain committed to your long-term financial success.

Sincerely,

George R. Aylward

President, Virtus Mutual Funds

April 2015

Whenever you have questions about your account, or require additional information, please visit us on the Web at www.virtus.com or call our shareowner service group toll-free at 1-800-243-1574.

Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above.

KEY INVESTMENT TERMS

American Depositary Receipt (ADR)

Represents shares of foreign companies traded in U.S. dollars on U.S. exchanges that are held by a U.S. bank or a trust. Foreign companies use ADRs in order to make it easier for Americans to buy their shares.

Barclays U.S. Aggregate Bond Index

The Barclays U.S. Aggregate Bond Index measures the U.S. investment-grade fixed-rate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Chicago Board Options Exchange (CBOE) Volatility Index®

The Chicago Board Options Exchange (CBOE) Volatility Index (“VIX® Index”) shows the market’s expectation of 30-day volatility. It is constructed using the implied volatilities of a wide range of S&P 500® Index options. This volatility is meant to be forward looking and is calculated from both calls and puts. The VIX® Index is a widely used measure of market risk and is often referred to as the “investor fear gauge.”

Dow Jones Industrial AverageSM

A price weighted average of 30 blue chip stocks. The index is calculated on total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses or sales charges, and it is not available for direct investment.

Exchange-Traded Funds (ETF)

An open-end fund that is traded on a stock exchange. Most ETFs have a portfolio of stocks or bonds that track a specific market index.

Federal Reserve (the “Fed”)

The Central Bank of the United States, responsible for controlling the money supply, interest rates and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven-member board, the system includes 12 regional Federal Reserve Banks, 25 branches and all national and state banks that are part of the system.

NASDAQ Composite Index®

A market-capitalization weighted index of the more than 3,000 common equities listed on the Nasdaq stock exchange. Unlike other market indexes, the NASDAQ composite is not limited to companies that have U.S. headquarters. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Payment-in-Kind Security (PIK)

A bond which pays interest in the form of additional bonds, or preferred stock which pays dividends in the form of additional preferred stock.

Quantitative Easing (“QE”)

A government monetary policy occasionally used to increase the money supply by buying government securities or other securities from the market. Quantitative easing increases the money supply by flooding financial institutions with capital in an effort to promote increased lending and liquidity.

Russell 1000® Growth Index

The Russell 1000® Growth Index is a market capitalization-weighted index of growth-oriented stocks of the 1,000 largest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Russell 1000® Value Index

The Russell 1000® Value Index is a market capitalization-weighted index of value-oriented stocks of the 1,000 largest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

KEY INVESTMENT TERMS (Continued)

Russell 2000® Growth Index

The Russell 2000® Growth Index is a market capitalization-weighted index of growth-oriented stocks of the smallest 2,000 companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Russell 2000® Index

The Russell 2000® Index is a market capitalization-weighted index of the 2,000 smallest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Russell 2000® Value Index

The Russell 2000® Value Index is a market capitalization-weighted index of value-oriented stocks of the smallest 2,000 companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Russell Midcap® Growth Index

The Russell Midcap® Growth Index is a market capitalization-weighted index of medium-capitalization, growth-oriented stocks of U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Russell Midcap® Index

The Russell Midcap® Index is a market capitalization-weighted index of medium-capitalization stocks of U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Russell Midcap® Value Index

The Russell Midcap® Value Index is a market capitalization-weighted index of medium-capitalization, value-oriented stocks of U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

S&P 500® Index

The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Sponsored ADR (American Depositary Receipt)

An ADR which is issued with the cooperation of the company whose stock will underlie the ADR. Sponsored ADRs generally carry the same rights normally given to stockholders, such as voting rights. ADRs must be sponsored to be able to trade on a major U.S. exchange such as the New York Stock Exchange (“NYSE”).

Tactical Allocation Fund Composite Index

The composite index consists of 50% S&P 500® Index and 50% Barclays U.S. Aggregate Bond Index. The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The Barclays U.S. Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

VIRTUS EQUITY TRUST

Disclosure of Fund Expenses (Unaudited)

For the six-month period of October 1, 2014 to March 31, 2015

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of a Virtus Equity Trust Fund (each, a “Fund”) you may incur two types of costs: (1) transaction costs, including sales charges on purchases of Class A shares and contingent deferred sales charges on Class B and Class C shares; and (2) ongoing costs, including investment advisory fees, distribution and service fees, and other expenses. Class I shares and Class R6 shares are sold without a sales charge and do not incur distribution and service fees. For further information regarding applicable sales charges, see Note 1 in the Notes to Financial Statements. These examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period. The following Expense Table illustrates your Fund’s costs in two ways.

Actual Expenses

The first section of the accompanying table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund in the first section under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges or contingent deferred sales charges. Therefore, this section of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

Expense Table
	Beginning Account Value October 1, 2014	Ending Account Value March 31, 2015	Annualized Expense Ratio	Expenses Paid During Period*
Contrarian Value Fund
Actual
Class A	$1,000.00	$990.10	1.38%	$6.85
Class C	1,000.00	986.40	2.13	10.55
Class I	1,000.00	984.30	1.13	5.59
Class R6**	1,000.00	991.20	0.99	3.73
Hypothetical
Class A	1,000.00	1,017.96	1.38	6.97
Class C	1,000.00	1,014.18	2.13	10.75
Class I	1,000.00	1,019.23	1.13	5.70
Class R6	1,000.00	1,019.93	0.99	5.00
Growth & Income Fund
Actual
Class A	$1,000.00	$1,056.70	1.25%	$6.41
Class C	1,000.00	1,052.40	2.00	10.23
Class I	1,000.00	1,057.80	1.00	5.13
Hypothetical
Class A	1,000.00	1,018.62	1.25	6.31
Class C	1,000.00	1,014.83	2.00	10.10
Class I	1,000.00	1,019.88	1.00	5.05
Mid-Cap Core Fund
Actual
Class A	$1,000.00	$1,166.20	1.35%	$7.29
Class C	1,000.00	1,161.60	2.10	11.32
Class I	1,000.00	1,167.60	1.10	5.94
Hypothetical
Class A	1,000.00	1,018.12	1.35	6.82
Class C	1,000.00	1,014.33	2.10	10.60
Class I	1,000.00	1,019.38	1.10	5.55
Mid-Cap Growth Fund
Actual
Class A	$1,000.00	$1,112.50	1.42%	$7.48
Class B	1,000.00	1,108.70	2.17	11.41
Class C	1,000.00	1,108.10	2.17	11.41
Class I	1,000.00	1,114.20	1.17	6.17
Hypothetical
Class A	1,000.00	1,017.76	1.42	7.17
Class B	1,000.00	1,013.98	2.17	10.96
Class C	1,000.00	1,013.98	2.17	10.96
Class I	1,000.00	1,019.02	1.17	5.91
Quality Large-Cap Value Fund
Actual
Class A	$1,000.00	$1,060.50	1.35%	$6.94
Class C	1,000.00	1,056.20	2.10	10.77
Class I	1,000.00	1,061.00	1.10	5.65
Hypothetical
Class A	1,000.00	1,018.12	1.35	6.82
Class C	1,000.00	1,014.33	2.10	10.60
Class I	1,000.00	1,019.38	1.10	5.55

VIRTUS EQUITY TRUST

Disclosure of Fund Expenses (Unaudited) (Continued)

For the six-month period of October 1, 2014 to March 31, 2015

Expense Table
	Beginning Account Value October 1, 2014	Ending Account Value March 31, 2015	Annualized Expense Ratio	Expenses Paid During Period*
Quality Small-Cap Fund
Actual
Class A	$1,000.00	$1,146.20	1.26%	$6.74
Class C	1,000.00	1,141.90	2.01	10.73
Class I	1,000.00	1,147.40	1.01	5.41
Hypothetical
Class A	1,000.00	1,018.57	1.26	6.36
Class C	1,000.00	1,014.78	2.01	10.15
Class I	1,000.00	1,019.83	1.01	5.10
Small-Cap Core Fund
Actual
Class A	$1,000.00	$1,134.20	1.33%	$7.08
Class C	1,000.00	1,130.20	2.08	11.05
Class I	1,000.00	1,058.30	1.08	5.54
Class R6**	1,000.00	1,135.20	0.97	3.92
Hypothetical
Class A	1,000.00	1,018.22	1.33	6.71
Class C	1,000.00	1,014.43	2.08	10.50
Class I	1,000.00	1,019.48	1.08	5.45
Class R6	1,000.00	1,020.03	0.97	4.90
Small-Cap Sustainable Growth Fund
Actual
Class A	$1,000.00	$1,178.40	1.50%	$8.15
Class C	1,000.00	1,174.50	2.25	12.20
Class I	1,000.00	1,180.20	1.25	6.79
Hypothetical
Class A	1,000.00	1,017.36	1.50	7.57
Class C	1,000.00	1,013.57	2.25	11.36
Class I	1,000.00	1,018.62	1.25	6.31
Strategic Growth Fund
Actual
Class A	$1,000.00	$1,116.50	1.26%	$6.65
Class B	1,000.00	1,112.40	2.01	10.59
Class C	1,000.00	1,112.30	2.01	10.59
Class I	1,000.00	1,118.00	1.01	5.33
Hypothetical
Class A	1,000.00	1,018.57	1.26	6.36
Class B	1,000.00	1,014.78	2.01	10.15
Class C	1,000.00	1,014.78	2.01	10.15
Class I	1,000.00	1,019.83	1.01	5.10
Tactical Allocation Fund
Actual
Class A	$1,000.00	$1,026.20	1.28%	$6.47
Class B	1,000.00	1,021.90	2.03	10.23
Class C	1,000.00	1,021.30	2.03	10.23
Hypothetical
Class A	1,000.00	1,018.47	1.28	6.46
Class B	1,000.00	1,014.68	2.03	10.25
Class C	1,000.00	1,014.68	2.03	10.25

The Funds may invest in other funds, and the annualized expense ratios noted above do not reflect fees and expenses associated with the underlying funds. If such expenses and fees had been included, the expenses would have been higher.

*	Expenses are equal to the relevant Fund’s annualized expense ratio, which is net of waived fees and reimbursed expenses, if applicable, multiplied by the average account value over the period, multiplied by the number of days (182) expenses were accrued in the most recent fiscal half-year, then divided by 365 to reflect the one-half year period.
**	Expenses are equal to the Class’ annualized expense ratio, which is net of waived fees and reimbursed expenses, if applicable, multiplied by the average account value over the period, multiplied by the number of days (138) expenses were accrued in the most recent fiscal half-year, then divided by 365 to reflect the one-half year period.

You can find more information about the Funds’ expenses in the Financial Statements section that follows. For additional information on operating expenses and other shareholder costs, refer to the prospectus.

Contrarian Value Fund Fund Summary	Ticker Symbols: A Share: FMIVX C Share: FMICX I Share: PIMVX R6 Share: VMVRX

¢	Contrarian Value Fund (the “Fund”) is diversified and has an investment objective of long-term growth of capital. There is no guarantee that the Fund will achieve its objective.

¢	For the fiscal year ended March 31, 2015, the Fund’s Class A shares at NAV returned -1.73%, Class C shares returned -2.44%, Class I shares returned -1.48% and Class R6 shares returned -1.57%. For the same period, the Russell Midcap® Index, a broad-based equity index, returned 13.68%, and the Russell Midcap® Value Index, the Fund’s style-specific benchmark, returned 11.70%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares when redeemed may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.

1. How did the markets perform during the Fund’s fiscal year?

Volatility returned in a big way to the market in the past fiscal year. Investors were faced with significant economic and geopolitical events: the end of the Federal Reserve’s quantitative easing program, conflicts in Ukraine and the Middle East, concerns over China’s slowing economy, an unexpectedly steep plunge in oil prices, as well as the surging U.S. dollar, as quantitative easing in Europe drove interest rates into negative territory. Despite these deterrents, the stock market kept rising, and was even able to bounce back from two big sell-offs, in October and early December. The last quarter saw more churning, with the broader market ending almost unchanged from the preceding quarter-end. There was some divergence between the major benchmarks for the fiscal year. For most of the year, small-cap stocks were trounced by their large and mid-cap counterparts. However, this trend reversed in the last quarter which also saw value-oriented stocks losing their leadership to growth-style stocks. On a sector-by-sector basis, performance varied markedly, with healthcare posting stellar performance while energy declined materially.

2. What factors affected the Fund’s performance during this period?

The Fund started the fiscal year with very strong gains; however, its materially over-weighted position in energy stocks (21% vs. 5% for the benchmark), coupled with exposure to weak commodity prices in some of our material stocks, caused the portfolio to suffer in the latter half of the year. Over half of the portfolio posted positive returns, led by strong gains from Sealed Air, Crown Holdings, Big Lots, International Paper and, new addition, Target. However, these gains were offset by declines in energy holdings (Nabors Industries, Rowan Companies, CONSOL Energy, and ONEOK) and soft earning patches in a couple of holdings (Owens Illinois and FMC).

The preceding information is the opinion of the portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market conditions and should not be relied upon as investment advice.

Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Limited Number of Investments: Because the Fund has a limited number of securities, it may be more susceptible to factors adversely affecting its securities than a less concentrated fund.

Industry/Sector Concentration: A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund.

Prospectus: For additional information on risks, please see the Fund’s prospectus.

Asset Allocations – Unaudited

The following table presents the portfolio holdings within certain sectors as a percentage of total investments at March 31, 2015.
Materials	32
Industrials	24
Energy	17
Consumer Discretionary	10
Consumer Staples	8
Financials	4
Utilities	3
Other (includes short-term investments and securities lending collateral)	2

Total	100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 2.

Contrarian Value Fund (Continued)

Average Annual Total Returns[1] for periods ended 3/31/15
	1 year	5 years	10 years	Inception to 3/31/15		Inception Date
Class A Shares at NAV[2]	-1.73%	12.54%	7.49%	—		—
Class A Shares at POP[3,4]	-7.38	11.22	6.85	—		—
Class C Shares at NAV[2] and with CDSC[4]	-2.44	11.71	6.69	—		—
Class I Shares at NAV[2]	-1.48	12.83	—	9.02%		3/10/08
Class R6 Shares at NAV[2] and with CDSC[4]	—	—	—	-1.57		11/12/14
Russell Midcap® Index	13.68	16.16	10.02	—	[5]	—
Russell Midcap® Value Index	11.70	15.84	9.61	—	[6]	—

Fund Expense Ratios7: A Shares: Gross and Net 1.40%; C Shares: Gross and Net 2.15%; I Shares: Gross and Net 1.15%; R6 Shares: Gross and Net 0.99%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]	“CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of Class C shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares are 1% in the first 18 months and 0% thereafter. CDSC charges for all redemptions of Class C shares are 1% in the first year and 0% thereafter.
[5]	The index returned 5.62% for Class R6 shares and 11.68% for Class I shares from the inception date of the respective share class.
[6]	The index returned 4.23% for Class R6 shares and 11.44% for Class I shares from the inception date of the respective share class.
[7]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective 7/29/14, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlight tables in this report. See the Financial Highlights for more current expense ratios.

Growth of $10,000 For periods ended 3/31

This chart assumes an initial investment of $10,000 made on March 31, 2005, for Class A and Class C shares including any applicable sales charges or fees. The performance of the other share classes will be greater or less than that shown based on differences in inception dates, fees and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 2.

Growth & Income Fund Fund Summary	Ticker Symbols: A Share: PDIAX C Share: PGICX I Share: PXIIX

¢	Growth & Income Fund (the “Fund”) is diversified and has investment objectives of capital appreciation and current income. There is no guarantee that the Fund will meet its objectives.

For the fiscal year ended March 31, 2015, the Fund’s Class A shares at NAV returned 9.75%, Class C shares returned 8.91% and Class I shares returned 10.06%. For the same period, the S&P 500® Index, a broad-based equity index, returned 12.73%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate so your shares when redeemed may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.

1. How did the markets perform during the Fund’s fiscal year?

From QS Investors, the Fund’s subadviser from April 1, 2014 to December 5, 2014:

U.S. equity indexes were up for the sixth consecutive year in 2014, driven by continued easy monetary policies, strong corporate earnings and macroeconomic data, and increased corporate activity, and despite geopolitical concerns and plunging oil prices. U.S. large-cap stocks outperformed small-cap stocks, and growth stocks outperformed value names. In terms of equity sectors, all but energy was a winner, with health care, information technology, and consumer staples leading the pack. The year 2014 ended with the majority of our indicators near the middle of their long-term ranges. Two notable exceptions were liquidity trend and equity volatility, which were at the low ends of their historical ranges. In contrast to low volatility, which can induce and/or reflect complacency, our other indicators did not paint a picture of exuberant equity investors. The pricing of growth was strong, but not in the glamour range; stock prices were tracking fundamentals normally; and equities’ specific risk was being priced. In the fixed income market, complacency was less evident at the end of 2014 than it was in the first half of the year, when investors chasing yield pushed the default premium to very low levels. For the period during our management of the Fund (4/1/2014 to 12/5/2014), the default premium moved back to its long-term median.

From Rampart Investment Management, the Fund’s subadviser from December 8, 2014 to March 31, 2015:

Since Rampart took over management of the Fund on December 8, 2014, there was not much absolute change in the markets through March 31, 2015. However, even though the total return of the S&P 500® Index during this approximately four-month period was only 0.99%, the markets experienced some volatile movements during the period, both up (gaining as much as 2.77%) and down (declining as low as 4.25%). The primary causes of those market swings were concerns and different opinions over Greece’s bailout package, the large slump in crude oil prices, and the timing and extent of the Federal Reserve raising interest rates. Due to those macro concerns and the accompanying movement in the market, the CBOE Volatility Index®, or VIX® Index (often referred to as the “fear index”), has experienced multiple spikes over 20 and, on average, is trending higher. (VIX® Index values over 20 are associated with heightened market volatility as a result of investor fear or uncertainty, while values below 20 suggest lower market volatility and uncertainty.)

2. What factors affected the Fund’s performance during the Fund’s fiscal year?

From QS Investors (for performance April 1, 2014 through December 5, 2014):

For the period of the fiscal years that QS Investors managed the portfolio, sectors (and stocks) that were key contributors to relative performance were information technology (Apple, Inc., Skyworks Solutions, Electronic Arts Inc.), health care (Shire PLC and Health Net), and industrials (Southwest Airlines and General Dynamics Corporation).

From a portfolio construction perspective, the Fund was overweight the average benchmark weight in health care (+1.41%), industrials (+1.04%), and information technology (+0.92%). The overweights to health care and information technology paid off as these were the top-performing sectors for the period.

The Fund held an average benchmark underweight to the consumer discretionary (-1.02%), consumer staples (-0.73%), and utilities (-0.57%) sectors.

The only sector that detracted significantly from performance was energy. From a stock selection perspective, the biggest detractors were RCS Capital Corp and Waddell & Reed Financial, both financials, and energy positions in SM Energy Company, Whiting Petroleum Corporate, and Baker Hughes Incorporated.

From a quantitative perspective, volatility was at low levels during the period. Equity investors’ risk tolerance remained close to its median during this period while fixed income investors gradually grew more risk averse and returned to the median. Both our economic outlook and economic strength indicator held steady near the median. Our model was about evenly distributed among the various factor styles that we use, with no one style dominating; growth and valuation factors contributed to performance, while sentiment, quality, and dynamic factors detracted from performance. The largest detractor, however, was due to unattributed factors.

From Rampart Investment Management (for performance December 8, 2014 to March 31, 2015):

Under Rampart’s management, the Fund utilizes a combination of our Systematic Relative Strength (“SRS”) strategy, which is a dynamic S&P 500® Index-based momentum strategy, and our Portable Yield Strategy (“PYS”), which is a rules-based option strategy. For the period that Rampart managed the Fund, the Fund experienced slight underperformance relative to the S&P 500® Index.

SRS is a trend-following total return strategy built upon the concept that market trends tend to continue rather than reverse. Due to the wide and quick swings in sector leadership during this period, it was a difficult marketplace for such a strategy. During the period, performance of the SRS strategy was flat while the S&P 500® Index was up 0.99%. Even though the SRS strategy benefited from allocations to the consumer discretionary (XLY) and health care (XLV) sector ETFs, which outperformed the broader S&P 500® Index by 6.09% and 1.81%, respectively, the majority of the other sector allocations that were “on” in the portfolio were not relatively profitable due to the short duration of the relative trends.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 2.

Growth & Income Fund (Continued)

The Fund’s PYS strategy seeks to provide a steady level of incremental income by selling implied volatility through put and call credit spreads. During the period that Rampart managed the Fund, the PYS portion of the portfolio generated approximately 1.30% return, with the VIX® Index averaging 16.39 (at the time of trade) and the level of short put and call positions that were “out of the money” averaging 4.43%.

The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market conditions and should not be relied upon as investment advice.

Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Call/Put Spreads: Buying and selling call and put option spreads on the S&P 500® Index risks the loss of the premium when buying, can limit upside participation and increase downside losses.

Fund of Funds: Because the Fund can invest in other funds, it indirectly bears its proportionate share of the operating expenses and management fees of the underlying fund(s).

Industry/Sector Concentration: A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund.

Prospectus: For additional information on risks, please see the Fund’s prospectus.

Asset Allocation – Unaudited

The following table presents asset allocations within certain sectors as a percentage of total investments at March 31, 2015.
Financials	40%
Consumer Discretionary	8
Health Care	8
Information Technology	8
Other (includes short-term investments)	36

Total	100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 2.

Growth & Income Fund (Continued)

Average Annual Total Returns[1] for periods ended 3/31/15
	1 year	5 years	10 years	Inception to 3/31/15		Inception Date
Class A Shares at NAV[2]	9.75%	12.21%	6.88%	—		—
Class A Shares at POP[3,4]	3.44	10.89	6.24	—		—
Class C Shares at NAV[2] and with CDSC[4]	8.91	11.37	6.08	—		—
Class I Shares	10.06	12.49	—	5.73%		11/13/07
S&P 500® Index	12.73	14.47	8.01	6.93	[5]	—

Fund Expense Ratios6: A Shares: Gross 1.39%, Net 1.25%; C Shares: Gross 2.14%, Net 2.00%; I Shares: Gross 1.14%, Net 1.00%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]	“CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares are 1% in the first 18 months and 0% thereafter. CDSC charges for all redemptions of Class C shares are 1% in the first year and 0% thereafter.
[5]	The index return is from Class I shares’ inception date.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective 7/29/14, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. Net Expense: Expenses reduced by a voluntary fee waiver, which may be discontinued at any time. Gross Expense: Does not reflect the effect of the fee waiver. See the Financial Highlights for more current expense ratios.

Growth of $10,000 For periods ended 3/31

This chart assumes an initial investment of $10,000 made on March 31, 2005, for Class A and Class C shares including any applicable sales charges or fees. The performance of the other share class will be greater or less than that shown based on differences in inception date, fees and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 2.

Mid-Cap Core Fund Fund Summary	Ticker Symbols: A Share: VMACX C Share: VMCCX I Share: VIMCX

¢	Mid-Cap Core Fund (the “Fund”) is diversified and has an investment objective of long-term capital appreciation. There is no guarantee that the Fund will meet its objective.

For the fiscal year ended March 31, 2015, the Fund’s Class A shares at NAV returned 22.75%, Class C shares returned 21.84% and Class I shares returned 23.05%. For the same period, the S&P 500® Index, a broad-based equity index, returned 12.73% and the Russell Midcap® Index, the Fund’s style-specific benchmark, returned 13.68%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate so your shares when redeemed may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.

1. How did the equity markets perform during the Fund’s fiscal year?

Equity markets were very strong during the Fund’s fiscal year, even generating some small gains through the first quarter of 2015. Notably this progress occurred despite the fact that, historically speaking, the markets have been overdue for a correction of 10% or more for quite some time now.

In early 2014, our expectation was that 10-year U.S. bond yields would rise gradually from 3% to around 3.5%. This clearly did not happen despite significant improvement in the jobs picture throughout the year, and the cessation of the Federal Reserve’s quantitative easing program. In fact, yields fell from 3% to 2.2% in 2014, and declined further to 1.92% by the end of the first quarter of 2015.

We believe one of the key reasons for these declines has been international weakness in Europe and Asia. At the end of 2014, German 10-year bond yields were down to 0.53% and Japanese 10-year bond yields were down to 0.32%. Stimulative policies have been underway in Japan and China, and the European Central Bank finally embarked on a quantitative easing program in the first quarter of 2015, causing

European stock markets to rally sharply. However, the higher 10-year U.S. Treasury yield and strong U.S. dollar continued to make the United States an appealing global choice.

The dramatic fall in the price of crude oil was a significant event in 2014. Saudi Arabia decided it was no longer willing to stabilize global oil prices by adjusting its output, and instead chose to use its low-cost position to defend its market share against U.S. shale oil producers. This shift in strategy quickly sent the price of oil plunging from over $100 a barrel down to the $55 to $60 level, and by the end of the first quarter of 2015, prices seemed to have found some stability in the $45 to $55 per barrel range. While this decline in the price of oil provided some much needed help for low-end consumers through lower gas prices, it negatively impacted the entire energy production chain and put further downward pressure on already below-trend global inflation rates.

While we did not have the technical definition of a correction (10% or more off peak) in the S&P 500® Index during the Fund’s fiscal year, we did have several sharp, but brief, pullbacks, and many individual industries and sectors had very meaningful corrections during the year. As stock pickers, there were ample opportunities to invest in individual companies at fairly reasonable valuation levels despite the overall market making new highs.

2. What factors affected the Fund’s performance during this period?

During the Fund’s fiscal year, higher quality stocks posted stronger performance than the overall market. In particular, stocks with lower betas and price-to-earnings ratios greater than 20x performed better than the Russell Midcap® Index. In this type of environment, our strategy will typically outperform, and the Fund outperformed the benchmark Russell Midcap® Index during the Fund’s fiscal year. This outperformance was driven by positive stock selection in the materials & processing and consumer staples sectors despite some poor stock selection in the financial services and utilities sectors.

The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market conditions and should not be relied upon as investment advice.

Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Limited Number of Investments: Because the Fund has a limited number of securities, it may be more susceptible to factors adversely affecting its securities than a less concentrated fund.

Industry/Sector Concentration: A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund.

Prospectus: For additional information on risks, please see the Fund’s prospectus.

Asset Allocation – Unaudited

The following table presents asset allocations within certain sectors as a percentage of total investments at March 31, 2015.
Industrials	25%
Consumer Discretionary	17
Health Care	14
Information Technology	13
Financials	11
Consumer Staples	7
Materials	3
Other (includes short-term investments and securities lending collateral)	10

Total	100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 2.

Mid-Cap Core Fund (Continued)

Average Annual Total Returns[1] for periods ended 3/31/15
	1 year	5 year	Inception to 3/31/15	Inception Date
Class A Shares at NAV[2]	22.75%	15.46%	18.01%	6/22/09
Class A Shares at POP[3,4]	15.69	14.10	16.80	6/22/09
Class C Shares at NAV[2] and with CDSC[4]	21.84	14.59	17.11	6/22/09
Class I Shares	23.05	15.73	18.27	6/22/09
S&P 500® Index	12.73	14.47	18.10	—
Russell Midcap® Index	13.68	16.16	21.35	—

Fund Expense Ratios6: A Shares: Gross 3.09%, Net 1.35%; C Shares: Gross 3.84%, Net 2.10%; I Shares: Gross 2.84%, Net 1.10%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]	“CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares are 1% in the first 18 months and 0% thereafter. CDSC charges for all redemptions of Class C shares are 1% in the first year and 0% thereafter.
[5]	The index returns are from the Fund’s inception date.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective 7/29/14, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. Net Expense: Expenses reduced by a voluntary fee waiver, which may be discontinued at any time. Gross Expense: Does not reflect the effect of the fee waiver. See the Financial Highlights for more current expense ratios.

Growth of $10,000 For periods ended 3/31

This chart assumes an initial investment of $10,000 made on June 22, 2009 (inception date of the Fund), for Class A, Class C and Class I shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 2.

Mid-Cap Growth Fund Fund Summary	Ticker Symbols: A Share: PHSKX B Share: PSKBX C Share: PSKCX I Share: PICMX

¢	Mid-Cap Growth Fund (the “Fund”) is diversified and has an investment objective of capital appreciation. There is no guarantee that the Fund will meet its objective.

For the fiscal year ended March 31, 2015, the Fund’s Class A shares at NAV returned 10.50%, Class B shares returned 9.68%, Class C shares returned 9.68%, and Class I shares returned 10.79%. For the same period the S&P 500® Index, a broad-based equity index, returned 12.73% and the Russell Midcap® Growth Index, the Fund’s style-specific benchmark, returned 15.56%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate so your shares when redeemed may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.

1. How did the markets perform during the Fund’s fiscal year?

Equity markets were very strong during the Fund’s fiscal year, even generating some small gains through the first quarter of 2015. Notably this progress occurred despite the fact that, historically speaking, the markets have been overdue for a correction of 10% or more for quite some time now.

In early 2014, our expectation was that 10-year U.S. bond yields would rise gradually from 3% to around 3.5%. This clearly did not happen despite significant improvement in the jobs picture throughout the year, and the cessation of the Federal Reserve’s quantitative easing program. In fact, yields fell from 3% to 2.2% in 2014, and declined further to 1.92% by the end of the first quarter of 2015.

We believe one of the key reasons for these declines has been international weakness in Europe and Asia. At the end of 2014, German 10-year bond yields were down to 0.53% and Japanese 10-year bond yields were down to 0.32%. Stimulative policies have been underway in Japan and China, and the European Central Bank finally embarked on a quantitative easing program in the first quarter of 2015, causing European stock markets to rally sharply. However, the higher 10-year U.S. Treasury yield and strong U.S. dollar continued to make the United States an appealing global choice.

The dramatic fall in the price of crude oil was a significant event in 2014. Saudi Arabia decided it was no longer willing to stabilize global oil prices by adjusting its output, and instead chose to use its low-cost position to defend its market share against U.S. shale oil producers. This shift in strategy quickly sent the price of oil plunging from over $100 a barrel down to the $55 to $60 level, and by the end of the first quarter of 2015, prices seemed to have found some stability in the $45 to $55 per barrel range. While this decline in the price of oil provided some much needed help for low-end consumers through lower gas prices, it negatively impacted the entire energy production chain and put further downward pressure on already below-trend global inflation rates.

While we did not have the technical definition of a correction (10% or more off peak) in the S&P 500® Index during the Fund’s fiscal year, we did have several sharp, but brief, pullbacks, and many individual industries and sectors had very meaningful corrections during the year. As stock pickers, there were ample opportunities to invest in individual companies at fairly reasonable valuation levels despite the overall market making new highs.

2. What factors affected the Fund’s performance during this period?

During the Fund’s fiscal year, higher quality stocks posted stronger performance than the overall market. In particular, stocks with lower betas and price-to-earnings ratios greater than 20x performed better than the Russell Midcap® Growth Index. In this type of environment, our strategy will typically outperform, but the Fund underperformed the benchmark Russell Midcap® Growth Index during the Fund’s fiscal year. This underperformance was driven by poor stock selection in the health care and consumer discretionary sectors despite some positive stock selection in the information technology and consumer staples sectors.

The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market conditions and should not be relied upon as investment advice.

Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Limited Number of Investments: Because the Fund has a limited number of securities, it may be more susceptible to factors adversely affecting its securities than a less concentrated fund.

Industry/Sector Concentration: A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund.

Prospectus: For additional information on risks, please see the Fund’s prospectus.

Asset Allocation – Unaudited

The following table presents asset allocations within certain sectors as a percentage of total investments at March 31, 2015.
Information Technology	30%
Consumer Discretionary	17
Health Care	15
Consumer Staples	14
Industrials	12
Financials	5
Other (includes short-term investments and securities lending collateral)	7

Total	100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 2.

Mid-Cap Growth Fund (Continued)

Average Annual Total Returns[1] for periods ended 3/31/15
	1 year	5 years	10 years	Inception to 3/31/15	Inception Date
Class A Shares at NAV[2]	10.50%	10.90%	4.61%	—	—
Class A Shares at POP[3,4]	4.14	9.60	4.00	—	—
Class B Shares at NAV[2]	9.68	10.08	3.82	—	—
Class B Shares with CDSC[4]	6.85	10.08	3.82	—	—
Class C Shares at NAV[2] and with CDSC[4]	9.68	10.08	3.83	—	—
Class I Shares at NAV[2]	10.79	11.19	—	4.47%	9/13/07
S&P 500® Index	12.73	14.47	8.01	6.79	—
Russell Midcap® Growth Index	15.56	16.43	10.19	8.98	—

Fund Expense Ratios6: A Shares: Gross and Net 1.40%; B Shares: Gross and Net 2.15%; C Shares: Gross and Net 2.15%; I Shares: Gross and Net 1.15%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]	“CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares are 1% in the first 18 months and 0% thereafter. CDSC charges for Class B shares decline from 5% to 0% over a five-year period. CDSC charges for all redemptions of Class C shares are 1% in the first year and 0% thereafter.
[5]	The index returns are from Class I shares’ inception date.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective 7/29/14, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. Net Expense: Expenses reduced by a voluntary fee waiver, which may be discontinued at any time. Gross Expense: Does not reflect the effect of the fee waiver. See the Financial Highlights for more current expense ratios.

Growth of $10,000 For periods ended 3/31

This chart assumes an initial investment of $10,000 made on March 31, 2005, for Class A, Class B and Class C shares including any applicable sales charges or fees. The performance of the other share class will be greater or less than that shown based on differences in inception date, fees and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 2.

Quality Large-Cap Value Fund Fund Summary	Ticker Symbols: A Share: PPTAX C Share: PPTCX I Share: PIPTX

¢	Quality Large-Cap Value Fund (the “Fund”) is diversified and has an investment objective of long-term capital appreciation. There is no guarantee that the Fund will meet its objective.

For the fiscal year ended March 31, 2015, the Fund’s Class A shares at NAV returned 11.45%, Class C shares returned 10.64% and Class I shares returned 11.72%. For the fiscal year, the S&P 500® Index, a broad-based equity index, returned 12.73%; and the Russell 1000® Value Index, the Fund’s style-specific benchmark, returned 9.33%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate so your shares when redeemed may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.

1. How did the markets perform during the Fund’s fiscal year?

Equity markets were very strong during the Fund’s fiscal year, even generating some small gains through the first quarter of 2015. Notably this progress occurred despite the fact that, historically speaking, the markets have been overdue for a correction of 10% or more for quite some time now.

In early 2014, our expectation was that 10-year U.S. bond yields would rise gradually from 3% to around 3.5%. This clearly did not happen despite significant improvement in the jobs picture throughout the year, and the cessation of the Federal Reserve’s quantitative easing program. In fact, yields fell from 3% to 2.2% in 2014, and declined further to 1.92% by the end of the first quarter of 2015.

We believe one of the key reasons for these declines has been international weakness in Europe and Asia. At the end of 2014, German 10-year bond yields were down to 0.53% and Japanese 10-year bond yields were down to 0.32%. Stimulative policies have been underway in Japan and China, and the European Central Bank finally embarked on a quantitative easing program in the first quarter of 2015, causing European stock markets to rally sharply. However, the higher 10-year U.S. Treasury yield and strong U.S. dollar continued to make the United States an appealing global choice.

The dramatic fall in the price of crude oil was a significant event in 2014. Saudi Arabia decided it was no longer willing to stabilize global oil prices by adjusting its output, and instead chose to use its low-cost position to defend its market share against U.S. shale oil producers. This shift in strategy quickly sent the price of oil plunging from over $100 a barrel down to the $55 to $60 level, and by the end of the first quarter of 2015, prices seemed to have found some stability in the $45 to $55 per barrel range. While this decline in the price of oil provided some much needed help for low-end consumers through lower gas prices, it negatively impacted the entire energy production chain and put further downward pressure on already below-trend global inflation rates.

While we did not have the technical definition of a correction (10% or more off peak) in the S&P 500® Index during the Fund’s fiscal year, we did have several sharp, but brief, pullbacks, and many individual industries and sectors had very meaningful corrections during the year. As stock pickers, there were ample opportunities to invest in individual companies at fairly reasonable valuation levels despite the overall market making new highs.

2. What factors affected the Fund’s performance during this period?

During the Fund’s fiscal year, higher quality stocks posted stronger performance than the overall market. In particular, stocks with lower betas and price-to-earnings ratios greater than 16x performed better than the Russell 1000® Value Index. In this type of environment, our strategy will typically outperform, and the Fund outperformed the benchmark Russell 1000® Value Index during the Fund’s fiscal year. This outperformance was driven by positive stock selection in the information technology and industrials sectors despite some poor stock selection in the consumer staples and energy sectors.

The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market conditions and should not be relied upon as investment advice.

Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Limited Number of Investments: Because the Fund has a limited number of securities, it may be more susceptible to factors adversely affecting its securities than a less concentrated fund.

Industry/Sector Concentration: A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund.

Prospectus: For additional information on risks, please see the Fund’s prospectus.

Asset Allocation – Unaudited

The following table presents asset allocations within certain sectors as a percentage of total investments at March 31, 2015.
Financials	20%
Consumer Discretionary	16
Health Care	14
Industrials	13
Information Technology	11
Energy	6
Consumer Staples	6
Other (includes short-term investments and securities lending collateral)	14

Total	100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 2.

Quality Large-Cap Value Fund (Continued)

Average Annual Total Returns[1] for periods ended 3/31/15
	1 year	5 years	Inception to 3/31/15		Inception Date
Class A Shares at NAV[2]	11.45%	12.03%	6.08%		7/29/05
Class A Shares at POP[3,4]	5.04	10.71	5.44		7/29/05
Class C Shares at NAV[2] and with CDSC[4]	10.64	11.20	5.30		7/29/05
Class I Shares at NAV[2]	11.72	12.31	6.39		6/6/08
S&P 500® Index	12.73	14.47	—	[5]	—
Russell 1000® Value Index	9.33	13.75	—	[6]	—

Fund Expense Ratios7: A Shares: Gross 1.43%, Net 1.35%; C Shares: Gross 2.18%, Net 2.10%; I Shares: Gross 1.18%, Net 1.10%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]	“CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares are 1% in the first 18 months and 0% thereafter. CDSC charges for all redemptions of Class C shares are 1% in the first year and 0% thereafter.
[5]	The index returned 7.73% for Class A and Class C shares and 8.68% for Class I shares since the inception date of the respective share class.
[6]	The index returned 6.96% for Class A and Class C shares and 7.72% for Class I shares since the inception date of the respective share class.
[7]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective 7/29/14, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. Net Expense: Expenses reduced by a voluntary fee waiver, which may be discontinued at any time. Gross Expense: Does not reflect the effect of the fee waiver. See the Financial Highlights for more current expense ratios.

Growth of $10,000 For periods ended 3/31

This chart assumes an initial investment of $10,000 made on July 29, 2005 (inception date of the Fund) for Class A and Class C shares including any applicable sales charges or fees. The performance of the other share class will be greater or less than that shown based on differences in inception date, fees and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 2.

Quality Small-Cap Fund Fund Summary	Ticker Symbols: A Share: PQSAX C Share: PQSCX I Share: PXQSX

¢	Quality Small-Cap Fund (the “Fund”) is diversified and has an investment objective of long-term capital appreciation. There is no guarantee that the Fund will meet its objective.

For the fiscal year ended March 31, 2015, the Fund’s Class A shares at NAV returned 9.33%, Class C shares returned 8.49%, and Class I shares returned 9.59%. For the same period, the S&P 500® Index, a broad-based equity index, returned 12.73%, and the Russell 2000® Value Index, the Fund’s style-specific benchmark, returned 4.43%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate so your shares when redeemed may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.

1. How did the markets perform during the Fund’s fiscal year?

Equity markets were very strong during the Fund’s fiscal year, even generating some small gains through the first quarter of 2015. Notably this progress occurred despite the fact that, historically speaking, the markets have been overdue for a correction of 10% or more for quite some time now.

In early 2014, our expectation was that 10-year U.S. bond yields would rise gradually from 3% to around 3.5%. This clearly did not happen despite significant improvement in the jobs picture throughout the year, and the cessation of the Federal Reserve’s quantitative easing program. In fact, yields fell from 3% to 2.2% in 2014, and declined further to 1.92% by the end of the first quarter of 2015.

We believe one of the key reasons for these declines has been international weakness in Europe and Asia. At the end of 2014, German 10-year bond yields were down to 0.53% and Japanese 10-year bond yields were down to 0.32%. Stimulative policies have been underway in Japan and China, and the European Central Bank finally embarked on a quantitative easing program in the first quarter of 2015, causing

European stock markets to rally sharply. However, the higher 10-year U.S. Treasury yield and strong U.S. dollar continued to make the United States an appealing global choice.

The dramatic fall in the price of crude oil was a significant event in 2014. Saudi Arabia decided it was no longer willing to stabilize global oil prices by adjusting its output, and instead chose to use its low-cost position to defend its market share against U.S. shale oil producers. This shift in strategy quickly sent the price of oil plunging from over $100 a barrel down to the $55 to $60 level, and by the end of the first quarter of 2015, prices seemed to have found some stability in the $45 to $55 per barrel range. While this decline in the price of oil provided some much needed help for low-end consumers through lower gas prices, it negatively impacted the entire energy production chain and put further downward pressure on already below-trend global inflation rates.

While we did not have the technical definition of a correction (10% or more off peak) in the S&P 500® Index during the Fund’s fiscal year, we did have several sharp, but brief, pullbacks, and many individual industries and sectors had very meaningful corrections during the year. As stock pickers, there were ample opportunities to invest in individual companies at fairly reasonable valuation levels despite the overall market making new highs.

2. What factors affected the Fund’s performance during this period?

During the Fund’s fiscal year, higher quality stocks posted stronger performance than the overall market. In particular, stocks with lower betas and price-to-earnings ratios greater than 16x performed better than the Russell 2000® Value Index. In this type of environment, our strategy will typically outperform, and the Fund outperformed the benchmark Russell 2000® Value Index during the Fund’s fiscal year. This outperformance was driven by positive stock selection in the producer durables and technology sectors despite some poor stock selection in the energy and health care sectors.

The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market conditions and should not be relied upon as investment advice.

Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Limited Number of Investments: Because the Fund has a limited number of securities, it may be more susceptible to factors adversely affecting its securities than a less concentrated fund.

Industry/Sector Concentration: A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund.

Prospectus: For additional information on risks, please see the Fund’s prospectus.

Asset Allocation – Unaudited

The following table presents asset allocations within certain sectors as a percentage of total investments at March 31, 2015.
Information Technology	29%
Financials	20
Industrials	20
Consumer Discretionary	12
Consumer Staples	8
Health Care	3
Utilities	3
Other (includes short-term investments)	5

Total	100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 2.

Quality Small-Cap Fund (Continued)

Average Annual Total Returns[1] for periods ended 3/31/15
	1 year	5 years	Inception to 3/31/15		Inception Date
Class A Shares at NAV[2]	9.33%	13.94%	8.27%		6/28/06
Class A Shares at POP[3,4]	3.04	12.60	7.54		6/28/06
Class C Shares at NAV[2] and with CDSC[4]	8.49	13.08	7.47		6/28/06
Class I Shares at NAV[2]	9.59	14.21	8.54		6/28/06
S&P 500® Index	12.73	14.47	8.24	[5]	—
Russell 2000® Value Index	4.43	12.54	6.96	[5]	—

Fund Expense Ratios6: A Shares: Gross and Net 1.32%; C Shares: Gross and Net 2.07%; I Shares: Gross and Net 1.07%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]	“CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares are 1% in the first 18 months and 0% thereafter. CDSC charges for all redemptions of Class C shares are 1% in the first year and 0% thereafter.
[5]	The index returns are from the Fund’s inception date.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective 7/29/14, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. Net Expense: Expenses reduced by a voluntary fee waiver, which may be discontinued at any time. Gross Expense: Does not reflect the effect of the fee waiver. See the Financial Highlights for more current expense ratios.

Growth of $10,000 For periods ended 3/31

This chart assumes an initial investment of $10,000 made on June 28, 2006 (inception date of the Fund) for Class A, Class C and Class I shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 2.

Small-Cap Core Fund Fund Summary	Ticker Symbols: A Share: PKSAX C Share: PKSCX I Share: PKSFX R6 Share: VSCRX

¢	Small-Cap Core Fund (the “Fund”) is diversified and has an investment objective of long-term capital appreciation, with dividend income a secondary consideration. There is no guarantee that the Fund will meet its objective.

For the fiscal year ended March 31, 2015, the Fund’s Class A shares at NAV returned 13.28%, Class C shares returned 12.44%, Class I shares returned 13.57%, and Class R6 shares returned 5.83%. For the same period, the S&P 500® Index, a broad-based equity index, returned 12.73%, and the Russell 2000® Index, the Fund’s style-specific benchmark, returned 8.21%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate so your shares when redeemed may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.

1. How did the markets perform during the Fund’s fiscal year?

Equity markets were very strong during the Fund’s fiscal year, even generating some small gains through the first quarter of 2015. Notably this progress occurred despite the fact that, historically speaking, the markets have been overdue for a correction of 10% or more for quite some time now.

In early 2014, our expectation was that 10-year U.S. bond yields would rise gradually from 3% to around 3.5%. This clearly did not happen despite significant improvement in the jobs picture throughout the year, and the cessation of the Federal Reserve’s quantitative easing program. In fact, yields fell from 3% to 2.2% in 2014, and declined further to 1.92% by the end of the first quarter of 2015.

We believe one of the key reasons for these declines has been international weakness in Europe and Asia. At the end of 2014, German 10-year bond yields were down to 0.53% and Japanese 10-year bond yields were down to 0.32%. Stimulative policies have been underway in Japan and China, and the European Central Bank finally embarked on a quantitative easing program in the first quarter of 2015, causing European stock markets to rally sharply. However, the higher 10-year U.S. Treasury yield and strong U.S. dollar continued to make the United States an appealing global choice.

The dramatic fall in the price of crude oil was a significant event in 2014. Saudi Arabia decided it was no longer willing to stabilize global oil prices by adjusting its output, and instead chose to use its low-cost position to defend its market share against U.S. shale oil producers. This shift in strategy quickly sent the price of oil plunging from over $100 a barrel down to the $55 to $60 level, and by the end of the first quarter of 2015, prices seemed to have found some stability in the $45 to $55 per barrel range. While this decline in the price of oil provided some much needed help for low-end consumers through lower gas prices, it negatively impacted the entire energy production chain and put further downward pressure on already below-trend global inflation rates.

While we did not have the technical definition of a correction (10% or more off peak) in the S&P 500® Index during the Fund’s fiscal year, we did have several sharp, but brief, pullbacks, and many individual industries and sectors had very meaningful corrections during the year. As stock pickers, there were ample opportunities to invest in individual companies at fairly reasonable valuation levels despite the overall market making new highs.

2. What factors affected the Fund’s performance during this period?

During the Fund’s fiscal year, higher quality stocks posted stronger performance than the overall market. In particular, stocks with lower betas and price-to-earnings ratios greater than 20x performed better than the Russell 2000® Index. In this type of environment, our strategy will typically outperform, and the Fund outperformed the Russell 2000® Index during the Fund’s fiscal year. This outperformance was driven by positive stock selection in the financial services and producer durables sectors despite some poor stock selection in the health care and materials & processing sectors.

The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market conditions and should not be relied upon as investment advice.

Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Limited Number of Investments: Because the Fund has a limited number of securities, it may be more susceptible to factors adversely affecting its securities than a less concentrated fund.

Industry/Sector Concentration: A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund.

Prospectus: For additional information on risks, please see the Fund’s prospectus.

Asset Allocation – Unaudited

The following table presents asset allocations within certain sectors as a percentage of total investments at March 31, 2015.
Information Technology	26%
Industrials	22
Financials	22
Health Care	14
Consumer Discretionary	8
Energy	4
Consumer Staples	2
Other (includes short-term investments)	2

Total	100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 2.

Small-Cap Core Fund (Continued)

Average Annual Total Returns[1] for periods ended 3/31/15
	1 year	5 years	10 years	Inception to 3/31/15	Inception Date
Class A Shares at NAV[2]	13.28%	14.50%	8.47%	—	—
Class A Shares at POP[3,4]	6.77	13.15	7.83	—	—
Class C Shares at NAV[2] and with CDSC[4]	12.44	13.66	7.67	—	—
Class I Shares at NAV[2]	13.57	14.79	8.74	—	—
Class R6 Shares at NAV[2] and with CDSC[4]	—	—	—	5.83%	11/12/14
S&P 500® Index	12.73	14.47	8.01	—[5]	—
Russell 2000® Index	8.21	14.57	8.82	—[6]	—

Fund Expense Ratios7: A Shares: Gross and Net 1.40%; C Shares: Gross and Net 2.15%; I Shares: Gross and Net 1.15%; R6 Shares: Gross and Net 0.98%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]	“CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares are 1% in the first 18 months and 0% thereafter. CDSC charges for all redemptions of Class C shares are 1% in the first year and 0% thereafter.
[5]	The index returned 2.26% for Class R6 shares from the inception date of the respective share class.
[6]	The index returned 6.17% for Class R6 shares from the inception date of the respective share class.
[7]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective 7/29/14, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios.

Growth of $10,000 For periods ended 3/31

This chart assumes an initial investment of $10,000 made on March 31, 2005, for Class A, Class C and Class I shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 2.

Small-Cap Sustainable Growth Fund Fund Summary	Ticker Symbols: A Share: PSGAX C Share: PSGCX I Share: PXSGX

¢	Small-Cap Sustainable Growth Fund (the “Fund”) is diversified and has an investment objective of long-term capital appreciation. There is no guarantee that the Fund will meet its objective.

For the fiscal year ended March 31, 2015, the Fund’s Class A shares at NAV returned 14.56%, Class C shares returned 13.68%, and Class I shares returned 14.83%. For the same period, the S&P 500® Index, a broad-based equity index, returned 12.73%; and the Russell 2000® Growth Index, the Fund’s style-specific benchmark, returned 12.06%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate so your shares when redeemed may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.

1. How did the markets perform during the Fund’s fiscal year?

Equity markets were very strong during the Fund’s fiscal year, even generating some small gains through the first quarter of 2015. Notably this progress occurred despite the fact that, historically speaking, the markets have been overdue for a correction of 10% or more for quite some time now.

In early 2014, our expectation was that 10-year U.S. bond yields would rise gradually from 3% to around 3.5%. This clearly did not happen despite significant improvement in the jobs picture throughout the year, and the cessation of the Federal Reserve’s quantitative easing program. In fact, yields fell from 3% to 2.2% in 2014, and declined further to 1.92% by the end of the first quarter of 2015.

We believe one of the key reasons for these declines has been international weakness in Europe and Asia. At the end of 2014, German 10-year bond yields were down to 0.53% and Japanese 10-year bond yields were down to 0.32%. Stimulative policies have been underway in Japan and China, and the European Central Bank finally embarked on a quantitative easing program in the first quarter of 2015, causing

European stock markets to rally sharply. However, the higher 10-year U.S. Treasury yield and strong U.S. dollar continued to make the United States an appealing global choice.

The dramatic fall in the price of crude oil was a significant event in 2014. Saudi Arabia decided it was no longer willing to stabilize global oil prices by adjusting its output, and instead chose to use its low-cost position to defend its market share against U.S. shale oil producers. This shift in strategy quickly sent the price of oil plunging from over $100 a barrel down to the $55 to $60 level, and by the end of the first quarter of 2015, prices seemed to have found some stability in the $45 to $55 per barrel range. While this decline in the price of oil provided some much needed help for low-end consumers through lower gas prices, it negatively impacted the entire energy production chain and put further downward pressure on already below-trend global inflation rates.

While we did not have the technical definition of a correction (10% or more off peak) in the S&P 500® Index during the Fund’s fiscal year, we did have several sharp, but brief, pullbacks, and many individual industries and sectors had very meaningful corrections during the year. As stock pickers, there were ample opportunities to invest in individual companies at fairly reasonable valuation levels despite the overall market making new highs.

2. What factors affected the Fund’s performance during this period?

During the Fund’s fiscal year, higher quality stocks posted stronger performance than the overall market. In particular, stocks with lower betas and price-to-earnings ratios greater than 20x performed better than the Russell 2000® Growth Index. In this type of environment, our strategy will typically outperform, and the Fund outperformed the Russell 2000® Growth Index during the Fund’s fiscal year. This outperformance was driven by positive stock selection in the technology and financial services sectors, as well as an underweight in energy. This more than offset some poor stock selection in the consumer discretionary and consumer staples sectors and an underweight in the health care sector.

The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market conditions and should not be relied upon as investment advice.

Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Limited Number of Investments: Because the Fund has a limited number of securities, it may be more susceptible to factors adversely affecting its securities than a less concentrated fund.

Industry/Sector Concentration: A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund.

Prospectus: For additional information on risks, please see the Fund’s prospectus.

Asset Allocation – Unaudited

The following table presents asset allocations within certain sectors as a percentage of total investments at March 31, 2015.
Information Technology	30%
Industrials	14
Consumer Discretionary	12
Health Care	12
Financials	12
Consumer Staples	9
Materials	3
Other (includes short-term investments)	8

Total	100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 2.

Small-Cap Sustainable Growth Fund (Continued)

Average Annual Total Returns[1] for periods ended 3/31/15
	1 year	5 years	Inception to 3/31/15		Inception Date
Class A Shares at NAV[2]	14.56%	16.14%	8.29%		6/28/06
Class A Shares at POP[3],4	7.97	14.77	7.56		6/28/06
Class C Shares at NAV[2] and with CDSC[4]	13.68	15.26	7.47		6/28/06
Class I Shares at NAV[2]	14.83	16.42	8.45		6/28/06
S&P 500® Index	12.73	14.47	8.24	[5]	—
Russell 2000® Growth Index	12.06	16.58	10.05	[5]	—

Fund Expense Ratios6: A Shares: Gross 1.57%, Net 1.50%; C Shares: Gross 2.32%, Net 2.25%; I Shares: Gross 1.32%, Net 1.25%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]	“CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares are 1% in the first 18 months and 0% thereafter. CDSC charges for all redemptions of Class C shares are 1% in the first year and 0% thereafter.
[5]	The index returns are from the Fund’s inception date.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective 7/29/14, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. Net Expense: Expenses reduced by a voluntary fee waiver, which may be discontinued at any time. Gross Expense: Does not reflect the effect of the fee waiver. See the Financial Highlights for more current expense ratios.

Growth of $10,000 For periods ended 3/31

This chart assumes an initial investment of $10,000 made on June 28, 2006 (inception date of the Fund) for Class A, Class C and Class I shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 2.

Strategic Growth Fund Fund Summary	Ticker Symbols: A Share: PSTAX B Share: PBTHX C Share: SSTFX I Share: PLXGX

¢	Strategic Growth Fund (the “Fund”) is diversified and has an investment objective of long-term capital growth. There is no guarantee that the Fund will meet its objective.

For the fiscal year ended March 31, 2015, the Fund’s Class A shares at NAV returned 19.29%, Class B shares returned 18.40%, Class C shares returned 18.28%, and Class I shares returned 19.50%. For the same period, the S&P 500® Index, a broad-based equity index, returned 12.73%, and the Russell 1000® Growth Index, the Fund’s style-specific benchmark, returned 16.09%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate so your shares when redeemed may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.

1. How did the equity markets perform during the Fund’s fiscal year?

Equity markets were very strong during the Fund’s fiscal year, even generating some small gains through the first quarter of 2015. Notably this progress occurred despite the fact that, historically speaking, the markets have been overdue for a correction of 10% or more for quite some time now.

In early 2014, our expectation was that 10-year U.S. bond yields would rise gradually from 3% to around 3.5%. This clearly did not happen despite significant improvement in the jobs picture throughout the year, and the cessation of the Federal Reserve’s quantitative easing program. In fact, yields fell from 3% to 2.2% in 2014, and declined further to 1.92% by the end of the first quarter of 2015.

We believe one of the key reasons for these declines has been international weakness in Europe and Asia. At the end of 2014, German 10-year bond yields were down to 0.53% and Japanese 10-year bond yields were down to 0.32%. Stimulative policies have been underway in Japan and China, and the European Central Bank finally embarked on a quantitative easing program in the first quarter of 2015, causing

European stock markets to rally sharply. However, the higher 10-year U.S. Treasury yield and strong U.S. dollar continued to make the United States an appealing global choice.

The dramatic fall in the price of crude oil was a significant event in 2014. Saudi Arabia decided it was no longer willing to stabilize global oil prices by adjusting its output, and instead chose to use its low-cost position to defend its market share against U.S. shale oil producers. This shift in strategy quickly sent the price of oil plunging from over $100 a barrel down to the $55 to $60 level, and by the end of the first quarter of 2015, prices seemed to have found some stability in the $45 to $55 per barrel range. While this decline in the price of oil provided some much needed help for low-end consumers through lower gas prices, it negatively impacted the entire energy production chain and put further downward pressure on already below-trend global inflation rates.

While we did not have the technical definition of a correction (10% or more off peak) in the S&P 500® Index during the Fund’s fiscal year, we did have several sharp, but brief, pullbacks, and many individual industries and sectors had very meaningful corrections during the year. As stock pickers, there were ample opportunities to invest in individual companies at fairly reasonable valuation levels despite the overall market making new highs.

2. What factors affected the Fund’s performance during this period?

During the Fund’s fiscal year, higher quality stocks posted stronger performance than the overall market. In particular, stocks with lower betas and price-to-earnings ratios greater than 20x performed better than the Russell 1000® Growth Index. In this type of environment, our strategy will typically outperform, and the Fund outperformed the benchmark Russell 1000 Growth Index during the Fund’s fiscal year. This outperformance was driven by positive stock selection in the information technology and consumer staples sectors despite some poor stock selection in the energy and financials sectors.

The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market conditions and should not be relied upon as investment advice.

Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Limited Number of Investments: Because the Fund has a limited number of securities, it may be more susceptible to factors adversely affecting its securities than a less concentrated fund.

Industry/Sector Concentration: A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund.

Prospectus: For additional information on risks, please see the Fund’s prospectus.

Asset Allocation – Unaudited

The following table presents asset allocations within certain sectors as a percentage of total investments at March 31, 2015.
Information Technology	36%
Consumer Discretionary	21
Health Care	17
Consumer Staples	11
Industrials	8
Energy	2
Materials	2
Other (includes short-term investments and securities lending collateral)	3

Total	100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 2.

Strategic Growth Fund (Continued)

Average Annual Total Returns[1] for periods ended 3/31/15
	1 year	5 years	10 years	Inception to 3/31/15		Inception Date
Class A Shares at NAV[2]	19.29%	12.89%	5.75%	—		—
Class A Shares at POP[3,4]	12.43	11.56	5.13	—		—
Class B Shares at NAV[2]	18.40	12.06	4.96	—		—
Class B Shares with CDSC[4]	14.40	12.06	4.96	—		—
Class C Shares at NAV[2] and with CDSC[4]	18.28	12.06	4.95	—		—
Class I Shares at NAV[2]	19.50	13.18	—	6.56%		9/29/06
S&P 500® Index	12.73	14.47	8.01	7.55	[5]	—
Russell 1000® Growth Index	16.09	15.63	9.36	9.50	[5]	—

Fund Expense Ratios6: A Shares: Gross and Net 1.28%; B Shares: Gross and Net 2.03%; C Shares: Gross and Net 2.03%; I Shares: Gross and Net 1.03%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]	“CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares are 1% in the first 18 months and 0% thereafter. CDSC charges for Class B shares decline from 5% to 0% over a five-year period. CDSC charges for all redemptions of Class C shares are 1% in the first year and 0% thereafter.
[5]	The index returns are from the Class I shares’ inception date.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective 7/29/14, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios.

Growth of $10,000 For periods ended 3/31

This chart assumes an initial investment of $10,000 made on March 31, 2005 for Class A, Class B shares and Class C shares including any applicable sales charges or fees. The performance of the other share class will be greater or less than that shown based on differences in inception date, fees and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 2.

Tactical Allocation Fund Fund Summary	Ticker Symbols: A Share: NAINX B Share: NBINX C Share: POICX

¢	Tactical Allocation Fund (the “Fund”) is diversified and has investment objectives of capital appreciation and income. There is no guarantee that the Fund will meet its objectives.

For the fiscal year ended March 31, 2015, the Fund’s Class A shares at NAV returned 3.60%, Class B shares returned 2.83%, and Class C shares returned 2.81%. For the same period, the S&P 500® Index, a broad-based equity index, returned 12.73%; the Barclays U.S. Aggregate Bond Index, a broad-based fixed income index, returned 5.72%; and the Tactical Allocation Fund Composite Index, the Fund’s style-specific benchmark, returned 9.30%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate so your shares when redeemed may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.

1. How did the equity markets perform during the Fund’s fiscal year?

U.S. equity markets had solid returns over the Fund’s fiscal year. The S&P 500® Index gained 12.7% (including reinvested dividends) for the year, making multiple new all-time highs along the way. Despite several short-lived price drops, the Index closed higher in value in every quarter of 2014, and in the first quarter of 2015, making for nine positive quarters in a row. A violent sell-off in October and a brief decline in December were quickly erased, and U.S. stocks continued to probe new highs.

There were a few other brief pauses in the equity rally during the year, often related to global growth concerns or debate around Federal Reserve (“Fed”) policy. Ultimately the October announcement that the Fed was ending quantitative easing came as little surprise, and U.S. economic data showed accelerating strength. Corporate earnings also continued to grow solidly, and with a stronger U.S. dollar and falling energy prices, domestic equities performed well. With low interest rates, non-existent inflation, and an improving jobs picture, U.S. stocks had a favorable backdrop to move higher.

2. How did the fixed income markets perform during the Fund’s fiscal year?

Most spread sectors underperformed U.S. Treasuries during the fiscal year. Plummeting oil prices dominated market volatility and investor concerns in the second half of the period, especially in the fourth quarter of 2014. The price of Brent crude, the international benchmark for oil, fell almost 50% from since March of 2014 through March of 2015. Rising output of U.S. shale producers and OPEC’s persistence in maintaining production quotas caused a supply glut, exacerbated by slowing global demand. Lower oil prices contributed to the U.S. dollar’s continued ascent against other major currencies, as did the greenback’s safe-haven status amidst heightened geopolitical risk, anticipation of Fed monetary tightening, and weaker global growth.

The volatility in U.S. Treasury yields has largely been a function of uncertainty as to when the Fed will put an end to its zero interest rate policy that has been in place since December 2008. In March, the central bank’s decision-making body removed “patient” from its stance, opening the door for a rate hike as early as June. Though 2015 likely will bring an increase in the cost of borrowing, the timing will be data-dependent.

The U.S. dollar continued its ascent during the fiscal year, especially against the euro. The greenback has risen in anticipation of a rate hike while the onset of the European Central Bank’s aggressive quantitative easing program to stave off deflation – purchasing €60 billion a month in public and private debt through September 2016 – has pushed the euro currency lower. However, the weaker euro (which benefits European exporters), in combination with cheap oil, may help to boost the struggling European economies.

Over the 12 months, yields increased on the short end of the U.S. Treasury curve and decreased on the long end, and overall the curve flattened.

3. What factors affected the performance of the Fund’s equity portfolio during its fiscal year?

During the year, the Fund was invested in many non-commodity cyclical segments such as industrials (specifically transports) and consumer discretionary, but also exposed to select health care stocks. The portfolio was weighted toward the more economically sensitive areas of the market, with the thesis that coordinated global central bank easing will push economic growth higher. Last year, declining growth outside the U.S. hurt cyclical stocks relative to defensive names, as cyclical companies, and industrials in particular, rely more heavily on foreign sales than defensive companies. Furthermore, many defensive names pay higher dividends, and stubbornly low global yields pushed many investors toward areas such as utilities and consumer staples as a yield alternative for much of the year. While the market moved to new highs for much of the fiscal year, the improvement in growth helped improve performance in economically sensitive sectors late in the year. Although the defensive sector’s performance dramatically outstripped cyclical stocks for most of the second half of 2014, the trend was reversing as the year came to a close.

The equity portfolio remains significantly exposed to consumer discretionary stocks while very light in consumer staples offerings. With the fourth quarter volatility in equities and the turmoil in other markets, this stance proved to be challenging. As noted above, consumer staples stocks are considered more defensive, and tend to outperform consumer discretionary stocks during periods of volatility. With the plunge in oil prices and commensurate price relief at the pump, consumer spending ticked higher and many retail stocks performed well toward the end of the Fund’s fiscal year. We increased holdings within travel and leisure in the fourth quarter, anticipating that lower energy costs could lead to a busy winter travel season for consumers. This worked well into year-end for the Fund’s returns. A year ago, the Fund held several U.S. energy names, which worked well for much of the early part of the fiscal year, but as oil prices declined, ultimately hurt returns. The Fund ended 2014 with a less than market weight in energy-related stocks, which helped mitigate extended losses, but the energy exposure was a drag on performance for the Fund’s fiscal year.

Another segment of the market where the Fund was favorably positioned was within the industrial sector. The holdings were shifted during the fall to a somewhat more domestically focused bias, although most companies within this space do have some exposure to non-U.S. sales. The portfolio holdings in airlines and railways performed well for most of the year, as these are examples of more companies that derive the bulk of earnings from U.S. sales.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 2.

Tactical Allocation Fund (Continued)

The Fund remains well diversified across both the technology and health care sectors. Information technology is once again the largest sector within the S&P 500®, representing nearly 20% of the market capitalization of the Index, and was among the Fund’s largest sector weightings throughout the year. The combination of strong balance sheets and innovation propelled the tech sector to 20% returns in the year. Health care stocks were pushed higher during 2014 by strong drug pipelines and merger activity in the sector. Biotechnology led the way, but several other themes such as hospitals and device makers also made solid contributions. An improving jobs picture and the Affordable Care Act mean more people have insurance, which is a benefit to all of these health care sub-groups. Given the modest Fund holdings in defensive areas, such as utilities and consumer staples stocks, both technology and health care have provided the portfolio with holdings that are less dependent on global economic growth and also offer a compelling growth-to-valuation trade-off.

4. What factors affected the performance of the Fund’s fixed income portfolio during its fiscal year?

The underperformance of most fixed income spread sectors relative to U.S. Treasuries was the key driver of the Fund’s underperformance for the year.

Among fixed income sectors, the Fund’s allocation to structured product, asset-backed securities, commercial mortgage-backed securities, and non-agency residential mortgages were positive contributors to performance.

The Fund’s allocation to the non-U.S. dollar and emerging market high-yield sectors detracted from performance.

The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market conditions and should not be relied upon as investment advice.

Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Credit & Interest: Debt securities are subject to various risks, the most prominent of which are credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt securities may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.

Foreign & Emerging Markets: Investing internationally, especially in emerging markets, involves additional risks such as currency, political, accounting, economic, and market risk.

Allocation: The Fund’s exposure to different asset classes may not be optimal for market conditions at a given time. Asset allocation does not guarantee a profit or protect against a loss in declining markets.

Prospectus: For additional information on risks, please see the Fund’s prospectus.

Asset Allocation – Unaudited

The following table presents asset allocations within certain sectors as a percentage of total investments at March 31, 2015.
Common Stocks		61%
Consumer Discretionary	10
Financials	10
Industrials	10
Health Care	10
Information Technology	9
Energy	5
All other sectors in common stock	7
Corporate Bonds and Notes		20
Mortgage-Backed Securities		5
Loan Agreements		4
Foreign Government Securities		2
Asset-Backed Securities		2
Other (includes short-term investments and securities lending collateral)		6

Total		100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 2.

Tactical Allocation Fund (Continued)

Average Annual Total Returns[1] for periods ended 3/31/15
	1 year	5 years	10 years
Class A Shares at NAV[2]	3.60%	8.94%	5.98%
Class A Shares at POP[3],4	-2.36	7.65	5.35
Class B Shares at NAV[2]	2.83	8.11	5.20
Class B Shares with CDSC[4]	-0.60	8.11	5.20
Class C Shares at NAV[2] and with CDSC[4]	2.81	8.10	5.18
S&P 500® Index	12.73	14.47	8.01
Barclays U.S. Aggregate Bond Index	5.72	4.41	4.93
Tactical Allocation Fund Composite Index	9.30	9.60	6.76

Fund Expense Ratios5: A Shares: Gross and Net 1.29%; B Shares: Gross and Net 2.04%; C Shares: Gross and Net 2.04%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]	“CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares are 1% in the first 18 months and 0% thereafter. CDSC charges for Class B shares decline from 5% to 0% over a five-year period. CDSC charges for all redemptions of Class C shares are 1% in the first year and 0% thereafter.
[5]	The expense ratios of the Fund are set forth in the prospectus for the Fund effective 7/29/14, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios.

Growth of $10,000 For periods ended 3/31

This chart assumes an initial investment of $10,000 made on March 31, 2005 for Class A, Class B and Class C shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 2.

VIRTUS CONTRARIAN VALUE FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

($ reported in thousands)

	SHARES	VALUE

COMMON STOCKS—97.5%

Consumer Discretionary—9.6%
Big Lots, Inc.	191,490	$9,197
Target Corp.	188,380	15,460
TJX Cos., Inc.	235,900	16,525

		41,182

Consumer Staples—7.9%
ConAgra Foods, Inc.	499,500	18,247
Koninklijke Ahold NV Sponsored ADR	798,279	15,694

		33,941

Energy—16.8%
CONSOL Energy, Inc.	381,620	10,643
Devon Energy Corp.	179,740	10,840
Nabors Industries Ltd.	984,602	13,440
Occidental Petroleum Corp.	130,540	9,530
ONEOK, Inc.	380,190	18,340
Rowan Cos. plc Class A	516,210	9,142

		71,935

Financials—4.3%
Weyerhaeuser Co.	549,620	18,220

Industrials—24.1%
Con-way, Inc.	191,300	8,442
HD Supply Holdings, Inc.(2)	415,440	12,943
Owens Corning, Inc.	466,210	20,234
Raytheon Co.	160,460	17,530
Republic Services, Inc.	428,232	17,369
SPX Corp.	167,240	14,199
USG Corp.(2)(3)	472,260	12,609

		103,326

	SHARES	VALUE

Materials—31.8%
Alcoa, Inc.	1,099,860	$14,210
Allegheny Technologies, Inc.	400,040	12,005
Ball Corp.	162,680	11,492
Crown Holdings, Inc.(2)	425,450	22,983
Dow Chemical Co. (The)	289,000	13,866
FMC Corp.	232,770	13,326
Freeport-McMoRan Copper & Gold, Inc.	302,150	5,726
International Paper Co.	314,180	17,434
Owens-Illinois, Inc.(2)	615,920	14,363
Sealed Air Corp.	230,260	10,491

		135,896

Utilities—3.0%
Dominion Resources, Inc.	178,800	12,672
TOTAL COMMON STOCKS (Identified Cost $306,994)		417,172
TOTAL LONG TERM INVESTMENTS—97.5%
(Identified Cost $306,994)		417,172

SHORT-TERM INVESTMENTS—2.7%

Money Market Mutual Fund—2.7%
Fidelity Money Market Portfolio – Institutional Shares (seven-day effective yield 0.140%)	11,563,295	11,563
TOTAL SHORT-TERM INVESTMENTS
(Identified Cost $11,563)		11,563

	SHARES	VALUE

SECURITIES LENDING COLLATERAL—0.1%
INVESCO Trust Short-Term Investments Liquid Assets Portfolio (The) Institutional Shares (seven-day effective yield 0.080%)(4)	437,400	$437
TOTAL SECURITIES LENDING COLLATERAL
(Identified Cost $437)		437
TOTAL INVESTMENTS—100.3% (Identified Cost $318,994)		429,172	(1)
Other assets and liabilities, net—(0.3)%		(1,359)

NET ASSETS—100.0%		$427,813

Abbreviation:

ADR	American Depositary Receipt

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at March 31, 2015, see Note 9 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Non-income producing.
(3)	All or a portion of security is on loan.
(4)	Represents security purchased with cash collateral received for securities on loan.

Country Weightings (Unaudited)†
United States	91%
Netherlands	4
Bermuda	3
United Kingdom	2
Total	100%
† % of total investments as of March 31, 2015

The following table provides a summary of inputs used to value the Fund’s net assets as of March 31, 2015 (see Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at March 31, 2015	Level 1 Quoted Prices
Investments in Securities:
Equity Securities:
Common Stocks	$417,172	$417,172
Securities Lending Collateral	437	437
Short-Term Investments	11,563	11,563

Total Investments	$429,172	$429,172

There are no Level 2 (significant observable inputs) or Level 3 (significant unobservable inputs) priced securities.

There were no transfers between Level 1 and Level 2 related to securities held at March 31, 2015.

Security abbreviation definitions are located under the Key Investment Terms starting on page 2.

See Notes to Financial Statements

VIRTUS GROWTH & INCOME FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

($ reported in thousands)

	SHARES	VALUE

EXCHANGE-TRADED FUNDS(2)—98.9%
Consumer Discretionary Select Sector SPDR Fund	172,051	$12,926
Health Care Select Sector SPDR Fund(3)	187,610	13,602
Powershares S&P 500 High Beta Port ETF	1,642,000	56,321
SPDR S&P 500® ETF Trust Series 1(3)	318,695	65,788
Technology Select Sector SPDR Fund	304,791	12,630
TOTAL EXCHANGE-TRADED FUNDS (Identified Cost $160,965)		161,267

	CONTRACTS
PURCHASED OPTIONS—0.0%

Call Options—0.0%
S&P 500 Index 04/02/15 strike price 2225.00	599	—
S&P 500 Index 04/10/15 strike price 2200.00	646	7

		7

Put Options—0.0%
S&P 500 Index 04/02/15 strike price 1995.00	599	15

	CONTRACTS	VALUE

Put Options—continued
S&P 500 Index 04/10/15 strike price 1910.00	646	$42

		57
TOTAL PURCHASED OPTIONS—0.0% (Premiums Paid $166)		64
TOTAL LONG TERM INVESTMENTS—98.9%
(Identified Cost $161,131)		161,331

	SHARES
SHORT-TERM INVESTMENTS—0.8%

Money Market Mutual Fund—0.8%
Fidelity Money Market Portfolio – Institutional Shares (seven-day effective yield 0.140%)	1,269,450	1,269
TOTAL SHORT-TERM INVESTMENTS (Identified Cost $1,269)		1,269
TOTAL INVESTMENTS, BEFORE WRITTEN OPTIONS—99.7%
(Identified Cost $162,400)		162,600 (1)

	CONTRACTS
WRITTEN OPTIONS—(0.2)%

Call Options—(0.0)%
S&P 500 Index 04/02/15 strike price 2170.00	599	(3)
S&P 500 Index 04/10/15 strike price 2150.00	646	(16)

		(19)

	CONTRACTS	VALUE

Put Options—(0.2)%
S&P 500 Index 04/02/15 strike price 2050.00	599	$(233)
S&P 500 Index 04/10/15 strike price 1960.00	646	(113)

		(346)
TOTAL WRITTEN OPTIONS—(0.2)% (Premiums Received ($450))		(365)
TOTAL INVESTMENTS, NET OF WRITTEN OPTIONS—99.5%
(Identified Cost $161,950)		162,235
Other assets and liabilities, net—0.5%		771

NET ASSETS—100.0%		$163,006

Abbreviations:

ETF	Exchange-Traded Fund
SPDR	S&P Depositary Receipt

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at March 31, 2015, see Note 9 Federal Income Tax Information in the Notes to Financial Statements.
(2)	All of these funds are public funds and the prospectus and annual reports of each are publicly available.
(3)	All or portion of securities segregated as collateral for written options.

The following table provides a summary of inputs used to value the Fund’s net assets as of March 31, 2015 (see Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at March 31, 2015	Level 1 Quoted Prices	Level 2 Significant Observable Inputs
Investment in Securities:
Equity Securities:
Exchange-Traded Funds	$161,267	$161,267	$—
Purchased Options	64	64	—
Short-Term Investments	1,269	1,269	—

Total Investments	$162,600	$162,600	$—

Liabilities:
Equity Securities:
Written Options	$(365)	$(365)	$—

There are no Level 3 (significant unobservable inputs) priced securities.

There were no transfers between Level 1 and Level 2 related to securities held at March 31, 2015.

Security abbreviation definitions are located under the Key Investment Terms starting on page 2.

See Notes to Financial Statements

VIRTUS MID-CAP CORE FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

($ reported in thousands)

	SHARES	VALUE

COMMON STOCKS—93.6%

Consumer Discretionary—16.6%
Advance Auto Parts, Inc.	2,884	$432
Dick’s Sporting Goods, Inc.	15,394	877
Ross Stores, Inc.	8,492	895
TripAdvisor, Inc.(2)	8,994	748
Wynn Resorts Ltd.	5,900	743

		3,695

Consumer Staples—6.5%
Church & Dwight Co., Inc.	5,077	434
Monster Beverage Corp.(2)	7,385	1,022

		1,456

Energy—1.9%
Core Laboratories N.V.(3)	4,122	431

Financials—11.0%
First Cash Financial Services, Inc.(2)	13,561	631
RLI Corp.	9,812	514
Signature Bank(2)	6,699	868
T. Rowe Price Group, Inc.	5,260	426

		2,439

Health Care—13.5%
Cooper Companies, Inc.	4,108	770
Edwards Lifesciences Corp.(2)	5,501	784
Sirona Dental Systems, Inc.(2)	10,474	942
Zoetis, Inc.	10,894	504

		3,000

	SHARES	VALUE

Industrials—25.0%
Equifax, Inc.	6,335	$589
Expeditors International of Washington, Inc.	15,289	737
Exponent, Inc.	7,416	659
Graco, Inc.	8,375	604
Nordson Corp.	10,810	847
Rockwell Collins, Inc.	8,018	774
Towers Watson & Co. Class A	4,559	603
WABCO Holdings, Inc.(2)	6,175	759

		5,572

Information Technology—13.2%
Amphenol Corp. Class A	13,877	818
ANSYS, Inc.(2)	7,789	687
Intuit, Inc.	9,297	901
Skyworks Solutions, Inc.	5,331	524

		2,930

Materials—3.1%
International Flavors & Fragrances, Inc.	5,784	679

Utilities—2.8%
Questar Corp.	26,160	624
TOTAL COMMON STOCKS (Identified Cost $18,579)		20,826
TOTAL LONG TERM INVESTMENTS—93.6%
(Identified Cost $18,579)		20,826

	SHARES	VALUE

SHORT-TERM INVESTMENTS—4.4%

Money Market Mutual Fund—4.4%
Fidelity Money Market Portfolio – Institutional Shares (seven-day effective yield 0.140%)	968,923	$969
TOTAL SHORT-TERM INVESTMENTS (Identified Cost $969)		969

SECURITIES LENDING COLLATERAL—1.4%
INVESCO Trust Short-Term Investments Liquid Assets Portfolio (The) Institutional Shares (seven-day effective yield 0.080%)(4)	311,140	311
TOTAL SECURITIES LENDING COLLATERAL
(Identified Cost $311)		311
TOTAL INVESTMENTS—99.4% (Identified Cost $19,859)		22,106	(1)
Other assets and liabilities, net—0.6%		141

NET ASSETS—100.0%		$22,247

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at March 31, 2015, see Note 9 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Non-income producing.
(3)	All or a portion of security is on loan.
(4)	Represents security purchased with cash collateral received for securities on loan.

The following table provides a summary of inputs used to value the Fund’s net assets as of March 31, 2015 (see Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at March 31, 2015	Level 1 Quoted Prices
Investment in Securities:
Equity Securities:
Common Stocks	$20,826	$20,826
Securities Lending Collateral	311	311
Short-Term Investments	969	969

Total Investments	$22,106	$22,106

There are no Level 2 (significant observable inputs) or Level 3 (significant unobservable inputs) priced securities.

There were no transfers between Level 1 and Level 2 related to securities held at March 31, 2015.

See Notes to Financial Statements

VIRTUS MID-CAP GROWTH FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

($ reported in thousands)

	SHARES	VALUE

COMMON STOCKS—99.1%

Consumer Discretionary—17.0%
Capella Education Co.	31,680	$2,055
Discovery Communications, Inc. Class A(2)	55,260	1,700
Domino’s Pizza, Inc.	24,010	2,414
Morningstar, Inc.	24,195	1,812
Netflix, Inc.(2)	2,010	838
Pool Corp.	31,115	2,171
Ross Stores, Inc.	18,165	1,914
TripAdvisor, Inc.(2)	23,210	1,930
Wynn Resorts Ltd.	8,075	1,017

		15,851

Consumer Staples—14.6%
Brown-Forman Corp. Class B	25,365	2,292
Chefs’ Warehouse, Inc. (The)(2)	74,880	1,679
McCormick & Co., Inc.	23,520	1,814
Mead Johnson Nutrition Co.	30,370	3,053
Monster Beverage Corp.(2)	34,580	4,786

		13,624

Energy—2.4%
Cameron International Corp.(2)	29,725	1,341
Core Laboratories N.V.(3)	8,240	861

		2,202

Financials—5.4%
Financial Engines, Inc.(3)	40,680	1,702
MarketAxess Holdings, Inc.	22,635	1,876
T. Rowe Price Group, Inc.	17,940	1,453

		5,031

Health Care—15.4%
athenahealth, Inc.(2)	10,375	1,239
Cerner Corp.(2)	45,950	3,366
Intuitive Surgical, Inc.(2)	3,885	1,962

	SHARES	VALUE

Health Care—continued
Medidata Solutions, Inc.(2)	33,430	$1,640
Perrigo Co. plc	13,855	2,294
Sirona Dental Systems, Inc.(2)	22,195	1,997
Zoetis, Inc.	39,145	1,812

		14,310

Industrials—11.9%
Fastenal Co.	21,670	898
Middleby Corp.(2)	14,270	1,465
Proto Labs, Inc.(2)	23,265	1,628
Roper Industries, Inc.	14,715	2,531
Stericycle, Inc.(2)	14,405	2,023
Towers Watson & Co. Class A	19,520	2,580

		11,125

Information Technology—30.6%
Amphenol Corp. Class A	48,920	2,883
ANSYS, Inc.(2)	16,295	1,437
CoStar Group, Inc.(2)	11,620	2,299
Ellie Mae, Inc.(2)	48,325	2,673
First Solar, Inc.(2)	24,185	1,446
Fleetmatics Group plc(2)	43,180	1,937
Gartner, Inc.(2)	29,210	2,449
HomeAway, Inc.(2)	69,600	2,100
MercadoLibre, Inc.	22,335	2,737
SolarWinds, Inc.(2)	16,475	844
Tableau Software, Inc. Class A(2)	21,165	1,958
Twitter Inc.(2)	41,940	2,100
Workday, Inc.(2)	23,685	1,999
Yandex NV Class A(2)	105,380	1,598

		28,460

Materials—1.8%
Airgas, Inc.	15,950	1,692
TOTAL COMMON STOCKS (Identified Cost $69,905)		92,295
TOTAL LONG TERM INVESTMENTS—99.1%
(Identified Cost $69,905)		92,295

	SHARES	VALUE

SHORT-TERM INVESTMENTS—0.9%

Money Market Mutual Fund—0.9%
Fidelity Money Market Portfolio – Institutional Shares (seven-day effective yield 0.140%)	807,181	$807
TOTAL SHORT-TERM INVESTMENTS (Identified Cost $807)		807

SECURITIES LENDING COLLATERAL—2.9%
INVESCO Trust Short-Term Investments Liquid Assets Portfolio (The) Institutional Shares (seven-day effective yield 0.080%)(4)	2,653,200	2,653
TOTAL SECURITIES LENDING COLLATERAL
(Identified Cost $2,653)		2,653
TOTAL INVESTMENTS—102.9% (Identified Cost $73,365)		95,755	(1)
Other assets and liabilities, net—(2.9)%		(2,725)

NET ASSETS—100.0%		$93,030

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at March 31, 2015, see Note 9 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Non-income producing.
(3)	All or a portion of security is on loan.
(4)	Represents security purchased with cash collateral received for securities on loan.

The following table provides a summary of inputs used to value the Fund’s net assets as of March 31, 2015 (see Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at March 31, 2015	Level 1 Quoted Prices
Investment in Securities:
Equity Securities:
Common Stocks	$92,295	$92,295
Securities Lending Collateral	2,653	2,653
Short-Term Investments	807	807

Total Investments	$95,755	$95,755

There are no Level 2 (significant observable inputs) or Level 3 (significant unobservable inputs) priced securities.

There were no transfers between Level 1 and Level 2 related to securities held at March 31, 2015.

See Notes to Financial Statements

VIRTUS QUALITY LARGE-CAP VALUE FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

($ reported in thousands)

	SHARES	VALUE
COMMON STOCKS—99.2%

Consumer Discretionary—16.7%
Las Vegas Sands Corp.	30,803	$1,695
Lowe’s Cos., Inc.	41,134	3,060
Time Warner, Inc.	39,872	3,367
TJX Cos., Inc.	43,549	3,051
VF Corp.	41,511	3,126

		14,299

Consumer Staples—6.1%
Kimberly-Clark Corp.	14,649	1,569
Mead Johnson Nutrition Co.	19,402	1,951
Nestle S.A. Sponsored ADR	22,244	1,673

		5,193

Energy—6.4%
Core Laboratories N.V.(3)	11,932	1,247
Exxon Mobil Corp.	23,511	1,998
Halliburton Co.	49,709	2,181

		5,426

Financials—20.8%
Charles Schwab Corp. (The)	61,843	1,882
CME Group, Inc.	27,143	2,571
Marsh & McLennan Cos., Inc.	54,727	3,070
PNC Financial Services Group, Inc. (The)	29,647	2,764
Travelers Cos., Inc. (The)	36,855	3,985
U.S. Bancorp	80,389	3,511

		17,783

Health Care—14.3%
Abbott Laboratories	57,615	2,669
Amgen, Inc.	14,552	2,326
Gilead Sciences, Inc.(2)	20,266	1,989
Medtronic plc	35,073	2,736
Roche Holding AG Sponsored ADR	72,426	2,490

		12,210

	SHARES	VALUE
Industrials—13.3%
3M Co.	17,919	$2,956
Honeywell International, Inc.	25,119	2,620
Illinois Tool Works, Inc.	23,140	2,248
Union Pacific Corp.	32,394	3,508

		11,332

Information Technology—11.7%
Analog Devices, Inc.	36,218	2,282
Apple, Inc.	33,220	4,133
Applied Materials, Inc.	157,832	3,561

		9,976

Materials—5.7%
International Flavors & Fragrances, Inc.	24,757	2,907
PPG Industries, Inc.	8,678	1,957

		4,864

Utilities—4.2%
Questar Corp.	42,701	1,019
Wisconsin Energy Corp.	52,370	2,591

		3,610
TOTAL COMMON STOCKS (Identified Cost $64,572)		84,693
TOTAL LONG TERM INVESTMENTS—99.2%
(Identified Cost $64,572)		84,693

SHORT-TERM INVESTMENTS—1.1%

Money Market Mutual Fund—1.1%
Fidelity Money Market Portfolio – Institutional Shares (seven-day effective yield 0.140%)	947,424	947
TOTAL SHORT-TERM INVESTMENTS (Identified Cost $947)		947

	SHARES	VALUE
SECURITIES LENDING COLLATERAL—1.5%
INVESCO Trust Short-Term Investments Liquid Assets Portfolio (The) Institutional Shares (seven-day effective yield 0.080%)(4)	1,255,616	$1,256
TOTAL SECURITIES LENDING COLLATERAL
(Identified Cost $1,256)		1,256
TOTAL INVESTMENTS—101.8%
(Identified Cost $66,775)		86,896	(1)
Other assets and liabilities, net—(1.8)%		(1,522)

NET ASSETS—100.0%		$85,374

Abbreviation:

ADR	American Depositary Receipt

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at March 31, 2015, see Note 9 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Non-income producing.
(3)	All or a portion of security is on loan.
(4)	Represents security purchased with cash collateral received for securities on loan.

The following table provides a summary of inputs used to value the Fund’s net assets as of March 31, 2015 (see Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at March 31, 2015	Level 1 Quoted Prices
Investment in Securities:
Equity Securities:
Common Stocks	$84,693	$84,693
Securities Lending Collateral	1,256	1,256
Short-Term Investments	947	947

Total Investments	$86,896	$86,896

There are no Level 2 (significant observable inputs) or Level 3 (significant unobservable inputs) priced securities.

There were no transfers between Level 1 and Level 2 related to securities held at March 31, 2015.

Security abbreviation definitions are located under the Key Investment Terms starting on page 2.

See Notes to Financial Statements

VIRTUS QUALITY SMALL-CAP FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

($ reported in thousands)

	SHARES	VALUE
COMMON STOCKS—97.1%

Consumer Discretionary—11.8%
Cheesecake Factory, Inc. (The)	213,000	$10,507
Cinemark Holdings, Inc.	242,000	10,907
Wolverine World Wide, Inc.	289,200	9,674

		31,088

Consumer Staples—7.5%
National Beverage Corp.(2)	337,304	8,234
Village Super Market, Inc. Class A	110,000	3,458
WD-40 Co.	91,954	8,142

		19,834

Energy—2.0%
Core Laboratories N.V.	50,000	5,224

Financials—19.8%
Artisan Partners Asset Management, Inc. Class A	197,000	8,956
Bank of Hawaii Corp.	154,000	9,426
First Cash Financial Services, Inc.(2)	160,600	7,471
Primerica, Inc.	153,100	7,793
RLI Corp.	238,012	12,474
Westamerica Bancorp	138,868	6,000

		52,120

Health Care—3.4%
Patterson Cos., Inc.	186,000	9,075

	SHARES	VALUE
Industrials—19.9%
CLARCOR, Inc.	60,061	$3,968
Corporate Executive Board Co. (The)	148,782	11,882
G&K Services, Inc. Class A	52,683	3,821
Graco, Inc.	144,867	10,454
Landstar System, Inc.	132,328	8,773
RBC Bearings, Inc.	101,000	7,730
Sun Hydraulics Corp.	140,000	5,790

		52,418

Information Technology—29.5%
American Software, Inc. Class A	460,000	4,701
Badger Meter, Inc.	145,617	8,728
Cabot Microelectronics Corp.(2)	150,900	7,541
Cass Information Systems, Inc.	187,019	10,499
Cognex Corp.(2)	133,356	6,613
Computer Services, Inc.	122,304	5,066
Heartland Payment Systems, Inc.	110,000	5,154
Jack Henry & Associates, Inc.	168,450	11,773
Monotype Imaging Holdings, Inc.	188,299	6,146
Syntel, Inc.(2)	221,786	11,473

		77,694

Utilities—3.2%
Questar Corp.	347,300	8,286
TOTAL COMMON STOCKS (Identified Cost $173,259)		255,739
TOTAL LONG TERM INVESTMENTS—97.1%
(Identified Cost $173,259)		255,739

	SHARES	VALUE
SHORT-TERM INVESTMENTS—3.0%

Money Market Mutual Fund—3.0%
Fidelity Money Market Portfolio – Institutional Shares (seven-day effective yield 0.140%)	7,948,586	$7,949
TOTAL SHORT-TERM INVESTMENTS (Identified Cost $7,949)		7,949
TOTAL INVESTMENTS—100.1%
(Identified Cost $181,208)		263,688	(1)
Other assets and liabilities, net—(0.1)%		(234)

NET ASSETS—100.0%		$263,454

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at March 31, 2015, see Note 9 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Non-income producing.

The following table provides a summary of inputs used to value the Fund’s net assets as of March 31, 2015 (see Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at March 31, 2015	Level 1 Quoted Prices
Investment in Securities:
Equity Securities:
Common Stocks	$255,739	$255,739
Short-Term Investments	7,949	7,949

Total Investments	$263,688	$263,688

There are no Level 2 (significant observable inputs) or Level 3 (significant unobservable inputs) priced securities.

There were no transfers between Level 1 and Level 2 related to securities held at March 31, 2015.

See Notes to Financial Statements

VIRTUS SMALL-CAP CORE FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

($ reported in thousands)

	SHARES	VALUE

COMMON STOCKS—98.5%

Consumer Discretionary—7.8%
Hibbett Sports, Inc.(2)	154,900	$7,600
NVR, Inc.(2)	8,410	11,174
Pool Corp.	122,750	8,563

		27,337

Consumer Staples—1.9%
Chefs’ Warehouse, Inc. (The)(2)	300,000	6,729

Energy—4.2%
Core Laboratories N.V.	140,200	14,650

Financials—22.1%
Artisan Partners Asset Management, Inc. Class A	325,000	14,774
Brown & Brown, Inc.	229,800	7,609
Cohen & Steers, Inc.	126,511	5,180
MarketAxess Holdings, Inc.	231,432	19,186
Primerica, Inc.	283,200	14,415
RLI Corp.	313,300	16,420

		77,584

Health Care—13.9%
Abaxis, Inc.	183,300	11,752
Computer Programs & Systems, Inc.	214,400	11,633
Owens & Minor, Inc.	249,800	8,453
Sirona Dental Systems, Inc.(2)	186,000	16,738

		48,576

	SHARES	VALUE
Industrials—22.3%
CLARCOR, Inc.	126,500	$8,357
Copart, Inc.(2)	346,400	13,014
Exponent, Inc.	175,563	15,608
Graco, Inc.	100,000	7,216
Landstar System, Inc.	99,700	6,610
Lincoln Electric Holdings, Inc.	26,700	1,746
RBC Bearings, Inc.	94,248	7,214
Rollins, Inc.	175,350	4,336
Toro Co. (The)	201,800	14,150

		78,251

Information Technology—25.4%
ANSYS, Inc.(2)	131,338	11,583
Aspen Technology, Inc.(2)	313,400	12,061
Blackbaud, Inc.	71,954	3,409
CDW Corp.	464,600	17,302
FactSet Research Systems, Inc.	84,400	13,437
Jack Henry & Associates, Inc.	232,300	16,235
Shutterstock, Inc.(2)	219,400	15,066

		89,093

Materials—0.9%
AptarGroup, Inc.	52,100	3,309
TOTAL COMMON STOCKS (Identified Cost $243,306)		345,529
TOTAL LONG TERM INVESTMENTS—98.5%
(Identified Cost $243,306)		345,529

	SHARES	VALUE
SHORT-TERM INVESTMENTS—1.0%

Money Market Mutual Fund—1.0%
Fidelity Money Market Portfolio – Institutional Shares (seven-day effective yield 0.140%)	3,345,949	$3,346
TOTAL SHORT-TERM INVESTMENTS (Identified Cost $3,346)		3,346
TOTAL INVESTMENTS—99.5% (Identified Cost $246,652)		348,875	(1)
Other assets and liabilities, net—0.5%		1,595

NET ASSETS—100.0%		$350,470

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at March 31, 2015, see Note 9 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Non-income producing.

The following table provides a summary of inputs used to value the Fund’s net assets as of March 31, 2015 (see Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at March 31, 2015	Level 1 Quoted Prices
Investment in Securities:
Equity Securities:
Common Stocks	$345,529	$345,529
Short-Term Investments	3,346	3,346

Total Investments	$348,875	$348,875

There are no Level 2 (significant observable inputs) or Level 3 (significant unobservable inputs) priced securities.

There were no transfers between Level 1 and Level 2 related to securities held at March 31, 2015.

See Notes to Financial Statements

VIRTUS SMALL-CAP SUSTAINABLE GROWTH FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

($ reported in thousands)

	SHARES	VALUE
COMMON STOCKS—93.5%

Consumer Discretionary—12.1%
Hibbett Sports, Inc.(2)	97,900	$4,803
Monro Muffler Brake, Inc.	53,000	3,448
Morningstar, Inc.	66,028	4,946
Pool Corp.	44,900	3,132

		16,329

Consumer Staples—8.7%
Chefs’ Warehouse, Inc. (The)(2)	318,000	7,133
PriceSmart, Inc.	53,300	4,529

		11,662

Financials—12.5%
Cohen & Steers, Inc.	59,600	2,440
Financial Engines, Inc.	150,051	6,277
MarketAxess Holdings, Inc.	97,000	8,041

		16,758

Health Care—12.3%
Abaxis, Inc.	97,100	6,225
National Research Corp. Class A	273,504	3,939
Sirona Dental Systems, Inc.(2)	70,400	6,335

		16,499

	SHARES	VALUE
Industrials—14.3%
AAON, Inc.	129,500	$3,177
Copart, Inc.(2)	116,700	4,385
Heartland Express, Inc.	75,900	1,803
HEICO Corp. Class A	90,633	4,490
HUB Group, Inc. Class A(2)	87,100	3,422
Omega Flex, Inc.	78,417	1,972

		19,249

Information Technology—30.8%
ANSYS, Inc.(2)	43,400	3,828
Ellie Mae, Inc.(2)	85,350	4,721
FactSet Research Systems, Inc.	33,900	5,397
Forrester Research, Inc.	111,900	4,116
HomeAway, Inc.(2)	166,000	5,008
MercadoLibre, Inc.	27,950	3,424
Mesa Laboratories, Inc.	30,100	2,173
NVE Corp.	95,100	6,554
Shutterstock, Inc.(2)	88,700	6,091

		41,312

Materials—2.8%
UFP Technologies, Inc.(2)	164,090	3,739
TOTAL COMMON STOCKS (Identified Cost $87,346)		125,548
TOTAL LONG TERM INVESTMENTS—93.5%
(Identified Cost $87,346)		125,548

	SHARES	VALUE
SHORT-TERM INVESTMENTS—8.5%

Money Market Mutual Fund—8.5%
Fidelity Money Market Portfolio – Institutional Shares (seven-day effective yield 0.140%)	11,439,113	$11,439
TOTAL SHORT-TERM INVESTMENTS (Identified Cost $11,439)		11,439
TOTAL INVESTMENTS—102.0%
(Identified Cost $98,785)		136,987	(1)
Other assets and liabilities, net—(2.0)%		(2,724)

NET ASSETS—100.0%		$134,263

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at March 31, 2015, see Note 9 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Non-income producing.

The following table provides a summary of inputs used to value the Fund’s net assets as of March 31, 2015 (see Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at March 31, 2015	Level 1 Quoted Prices
Investment in Securities:
Equity Securities:
Common Stocks	$125,548	$125,548
Short-Term Investments	11,439	11,439

Total Investments	$136,987	$136,987

There are no Level 2 (significant observable inputs) or Level 3 (significant unobservable inputs) priced securities.

There were no transfers between Level 1 and Level 2 related to securities held at March 31, 2015.

See Notes to Financial Statements

VIRTUS STRATEGIC GROWTH FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

($ reported in thousands)

	SHARES	VALUE
COMMON STOCKS—98.8%

Consumer Discretionary—21.1%
Amazon.com, Inc.(2)	12,400	$4,614
Home Depot, Inc. (The)	106,970	12,153
Las Vegas Sands Corp.	125,840	6,926
Netflix, Inc.(2)	9,750	4,063
NIKE, Inc. Class B	182,640	18,324
Priceline Group, Inc. (The)(2)	8,690	10,117
Ross Stores, Inc.	117,180	12,346
Starbucks Corp.	153,160	14,504
Time Warner, Inc.	74,340	6,277
TripAdvisor, Inc.(2)	85,300	7,094

		96,418

Consumer Staples—11.3%
Colgate-Palmolive Co.	127,480	8,840
Costco Wholesale Corp.	63,073	9,555
Estee Lauder Cos., Inc. (The) Class A	67,920	5,648
Mead Johnson Nutrition Co.	83,710	8,415
Monster Beverage Corp.(2)	139,611	19,322

		51,780

Energy—2.2%
Core Laboratories N.V.(3)	29,330	3,065
Schlumberger Ltd.	83,980	7,007

		10,072

Financials—1.3%
Charles Schwab Corp. (The)	198,240	6,034

Health Care—16.7%
Amgen, Inc.	25,570	4,087
Bristol-Myers Squibb Co.	139,480	8,996
Celgene Corp.(2)	81,980	9,451
Cerner Corp.(2)	141,661	10,378
Gilead Sciences, Inc.(2)	136,400	13,385
Intuitive Surgical, Inc.(2)	13,015	6,573
Medidata Solutions, Inc.(2)	134,740	6,608
Perrigo Co. plc	48,650	8,054

	SHARES	VALUE
Health Care—continued
Zoetis, Inc.	185,490	$8,586

		76,118

Industrials—7.6%
Canadian Pacific Railway Ltd.	19,240	3,515
Danaher Corp.	102,520	8,704
Roper Industries, Inc.	59,290	10,198
Towers Watson & Co. Class A	92,150	12,181

		34,598

Information Technology—36.7%
Accenture plc Class A	73,210	6,859
Amphenol Corp. Class A	214,390	12,634
ANSYS, Inc.(2)	114,390	10,088
Apple, Inc.	292,840	36,438
Applied Materials, Inc.	514,010	11,596
Baidu, Inc. Sponsored ADR(2)	43,590	9,084
CoStar Group, Inc.(2)	41,575	8,225
Facebook, Inc. Class A(2)	352,820	29,007
Fleetmatics Group plc(2)	203,240	9,115
Tableau Software, Inc. Class A(2)	86,480	8,001
Twitter, Inc.(2)	90,310	4,523
Visa, Inc. Class A	213,520	13,967
Workday, Inc.(2)	95,640	8,073

		167,610

Materials—1.9%
Ecolab, Inc.	75,360	8,620
TOTAL COMMON STOCKS (Identified Cost $282,498)		451,250
TOTAL LONG TERM INVESTMENTS—98.8%
(Identified Cost $282,498)		451,250

	SHARES	VALUE
SHORT-TERM INVESTMENTS—1.3%

Money Market Mutual Fund—1.3%
Fidelity Money Market Portfolio – Institutional Shares (seven-day effective yield 0.140%)	5,750,517	$5,751
TOTAL SHORT-TERM INVESTMENTS (Identified Cost $5,751)		5,751

SECURITIES LENDING COLLATERAL—0.7%
INVESCO Trust Short-Term Investments Liquid Assets Portfolio (The) Institutional Shares (seven-day effective yield 0.080%)(4)	3,082,913	3,083
TOTAL SECURITIES LENDING COLLATERAL
(Identified Cost $3,083)		3,083
TOTAL INVESTMENTS—100.8% (Identified Cost $291,332)		460,084	(1)
Other assets and liabilities, net—(0.8)%		(3,650)

NET ASSETS—100.0%		$456,434

Abbreviation:

ADR	American Depositary Receipt

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at March 31, 2015, see Note 9 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Non-income producing.
(3)	All or a portion of security is on loan.
(4)	Represents security purchased with cash collateral received for securities on loan.

The following table provides a summary of inputs used to value the Fund’s net assets as of March 31, 2015 (see Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at March 31, 2015	Level 1 Quoted Prices
Investment in Securities:
Equity Securities:
Common Stocks	$451,250	$451,250
Securities Lending Collateral	3,083	3,083
Short-Term Investments	5,751	5,751

Total Investments	$460,084	$460,084

There are no Level 2 (significant observable inputs) or Level 3 (significant unobservable inputs) priced securities.

There were no transfers between Level 1 and Level 2 related to securities held at March 31, 2015.

Security abbreviation definitions are located under the Key Investment Terms starting on page 2.

See Notes to Financial Statements

VIRTUS TACTICAL ALLOCATION FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

($ reported in thousands)

	PAR VALUE		VALUE
U.S. GOVERNMENT SECURITIES—1.2%
U.S. Treasury Note
1.625%, 12/31/19	$535		$542
2.250%, 11/15/24	1,345		1,383
3.125%, 8/15/44	300		336
TOTAL U.S. GOVERNMENT SECURITIES (Identified Cost $2,223)			2,261

FOREIGN GOVERNMENT SECURITIES—2.1%
Argentine Republic Series NY, 8.280%, 12/31/33(15)	294		296
Bolivarian Republic of Venezuela
RegS 7.000%, 12/1/18(5)	51		21
RegS 7.750%, 10/13/19(5)	34		12
RegS 8.250%, 10/13/24(5)	140		49
7.650%, 4/21/25	320		110
9.375%, 1/13/34	245		91
Federative Republic of Brazil 8.500%, 1/5/24	790	BRL	241
Kingdom of Morocco 144A 4.250%, 12/11/22(4)	200		207
Mongolia 144A 5.125%, 12/5/22(4)	200		170
Republic of Azerbaijan 144A 4.750%, 3/18/24(4)	200		199
Republic of Chile 5.500%, 8/5/20	95,000	CLP	162
Republic of Colombia
Treasury Note, Series B, 11.250%, 10/24/18	230,500	COP	105
4.375%, 3/21/23	386,000	COP	135
Republic of Cote d’Ivoire 144A 6.375%, 3/3/28(4)	200		200
Republic of El Salvador 144A 6.375%, 1/18/27(4)	260		261
Republic of Indonesia
Series FR30, 10.750%, 5/15/16	3,731,000	IDR	297
Series FR63, 5.625%, 5/15/23	1,061,000	IDR	73
Republic of Kazakhstan 144A 4.875%, 10/14/44(4)	200		173
Republic of South Africa Series R203, 8.250%, 9/15/17	1,125	ZAR	96
Russian Federation
144A 7.850%, 3/10/18(4)	10,000	RUB	154
144A 4.875%, 9/16/23(4)	400		385
United Mexican States Series M, 6.500%, 6/9/22	6,270	MXN	430
TOTAL FOREIGN GOVERNMENT SECURITIES (Identified Cost $4,840)			3,867

MORTGAGE-BACKED SECURITIES—4.8%

Agency—1.1%
FNMA
3.500%, 12/1/42	280		294
3.000%, 3/1/43	457		467

	PAR VALUE	VALUE
Agency—continued
3.000%, 5/1/43	$142	$146
3.000%, 6/1/43	311	318
4.000%, 10/1/44	315	337
3.500%, 1/1/45	376	396

		1,958

Non-Agency—3.7%
Ameriquest Mortgage Securities, Inc. 03-AR3, M4 4.325%, 6/25/33(3)	115	112
Aventura Mall Trust 13-AVM, C 144A 3.743%, 12/5/32(3)(4)	200	211
Banc of America Alternative Loan Trust 07-2, 2A4 5.750%, 6/25/37	158	116
Banc of America Funding Trust 05-1, 1A1 5.500%, 2/25/35	48	48
Bank of America (Merrill Lynch – Countrywide) Alternative Loan Trust 04-22CB, 1A1 6.000%, 10/25/34	214	227
Bank of America (Merrill Lynch) Mortgage Investors Trust 98-C1, CTL 6.750%, 11/15/26(3)	375	419
Citigroup Mortgage Loan Trust, Inc.
05-5, 2A3 5.000%, 8/25/35	86	86
15-A, A1 3.500%, 6/25/58	185	187
Credit Suisse Commercial Mortgage Trust 07 – C5, A1AM 5.870%, 9/15/40(3)	174	179
CSMC Trust 15-WIN1, A6 3.500%, 12/25/44(3)(4)	359	368
Fannie Mae Connecticut Avenue Securities 14-C02, 2M2 2.774%, 5/25/24(3)	215	198
GAHR Commercial Mortgage Trust 15-NRF, CFX 144A 3.382%, 12/15/19(4)	130	130
Goldman Sachs Mortgage Pass-Through-Securities Mortgage Loan Trust 05-RP1, 1A3 144A 8.000%, 1/25/35(4)	251	266
Goldman Sachs Mortgage Securities Trust II 07-GG10, A4 5.796%, 8/10/45(3)	45	49
GSR Mortgage Loan Trust 05-5F, B1 5.752%, 6/25/35(3)	198	196
JPMorgan Chase (Bear Stearns) Commercial Mortgage Securities, Inc.
05-PW10, AM 5.449%, 12/11/40(3)	150	153

	PAR VALUE	VALUE
Non-Agency—continued
06-PW13, AM 5.582%, 9/11/41(3)	$375	$394
07-T28, A3 5.793%, 9/11/42	184	184
07- PW15, AM 5.363%, 2/11/44	160	166
JPMorgan Chase Commercial Mortgage Securities Trust
10-CNTR, A2 144A 4.311%, 8/5/32(4)	350	381
14-1, 1A1 144A 4.000%, 1/25/44(3)(4)	190	200
06-LDP9, A3 5.336%, 5/15/47	181	191
07-LDPX, AM 5.464%, 1/15/49(3)	239	250
Lehman Brothers Commercial Mortgage Trust 07-C3, A4 5.900%, 7/15/44(3)	160	173
MASTR Alternative Loan Trust 04-6, 7A1 6.000%, 7/25/34	95	96
MASTR Reperforming Loan Trust
05-1, 1A2 144A 6.500%, 8/25/34(4)	152	153
05-1, 1A5 144A 8.000%, 8/25/34(4)	187	200
Morgan Stanley Capital I Trust
05-IQ10, A4B 5.270%, 9/15/42(3)	365	370
07-IQ14, AM 5.649%, 4/15/49(3)	137	144
Motel 6 Trust 15-MTL6, B 144A 3.298%, 2/5/30(4)	200	202
Nomura Asset Acceptance Corp. 04-R3, A1 144A 6.500%, 2/25/35(4)	65	66
Residential Asset Mortgage Products, Inc. 05-SL2, A4 7.500%, 2/25/32	107	112
Sequoia Mortgage Trust 15-1, A1 144A 3.500%, 1/25/45(3)(4)	196	199
Structured Asset Securities Corp. Mortgage Pass-Through Certificates 02-AL1, A3 3.450%, 2/25/32	121	119
VFC LLC 15-3, B 144A 4.750%, 12/20/31(4)	250	249
Wells Fargo (Wachovia Bank) Commercial Mortgage Trust 15-LC20, B 3.719%, 4/15/50	165	170

		6,964
TOTAL MORTGAGE-BACKED SECURITIES (Identified Cost $8,776)		8,922

See Notes to Financial Statements

VIRTUS TACTICAL ALLOCATION FUND

SCHEDULE OF INVESTMENTS (Continued)

MARCH 31, 2015

($ reported in thousands)

	PAR VALUE	VALUE
ASSET-BACKED SECURITIES—2.0%
American Homes 4 Rent 14-SFR2, C 144A 4.705%, 10/17/36(4)	$180	$192
Applebee’s (IHOP Funding LLC) 14-1, A2 144A 4.277%, 9/5/44(4)	170	176
Bank of America (Merrill Lynch – Countrywide) Asset-Backed Certificates
05-1 AF5A 5.290%, 7/25/35(3)	216	214
05-12, 1A4 5.323%, 2/25/36(3)	104	104
05-12, 2A4 5.575%, 2/25/36(3)	160	161
CarFinance Capital Auto Trust
14-1A, D 144A 4.900%, 4/15/20(4)	254	259
15-1A, C 144A 3.580%, 6/15/21(4)	400	402
Cheesecake Restaurant Holdings, Inc. 13-1A, A2 144A 4.474%, 3/20/43(4)	170	175
DB Master Finance LLC 15-A1, A2II 144A 3.980%, 2/20/45(4)	50	51
Drive Auto Receivables Trust 15-AA, D 144A 4.120%, 6/15/22(4)	200	200
Exeter Automobile Receivables Trust
14-1A, C 144A 3.570%, 7/15/19(4)	140	141
15-A1, C 144A 4.100%, 12/15/20(4)	165	166
Fairway Outdoor Funding LLC 12-1A, A2 144A 4.212%, 10/15/42(4)	247	248
GSAA Home Equity Trust 05-12, AF3W 4.999%, 9/25/35(3)	110	112
LEAF Receivables Funding 9 LLC 13-1, E1 144A 6.000%, 9/15/21(4)	164	168
MASTR Specialized Loan Trust 05-3, A2 144A 5.704%, 11/25/35(3)(4)	85	87
Origen Manufactured Housing Contract Trust 04-B, M1 5.730%, 11/15/35(3)	101	105
Residential Funding Mortgage Securities II Home Loan Trust
03-HS3, AI4 5.550%, 9/25/33(3)	92	95
06-H11, M1 6.010%, 2/25/36(3)	48	48
07-HI1, A3 5.720%, 3/25/37	51	52
SolarCity LMC Series III LLC 14-2, A 144A 4.020%, 7/20/44(4)	210	214

	PAR VALUE	VALUE
ASSET-BACKED SECURITIES—continued
Vericrest Opportunity Loan Transferee Trust
15-NPL2, A1 144A 3.375%, 2/25/55(3)(4)	$148	$148
15-NPL3, A1 144A 3.375%, 10/25/58(3)(4)	144	143
TOTAL ASSET-BACKED SECURITIES (Identified Cost $3,603)		3,661

CORPORATE BONDS AND NOTES—20.8%

Consumer Discretionary—3.4%
Acosta, Inc. 144A 7.750%, 10/1/22(4)	130	135
Argos Merger Sub, Inc. 144A 7.125%, 3/15/23(4)	140	145
Ashton Woods USA LLC (Ashton Woods Finance Co.) 144A 6.875%, 2/15/21(4)	190	173
Boyd Gaming Corp. 9.000%, 7/1/20	190	206
Brookfield Residential Properties, Inc.
144A 6.500%, 12/15/20(4)	120	126
144A 6.125%, 7/1/22(4)	55	57
Caesars Entertainment Operating Co., Inc. 9.000%, 2/15/20(15)	40	30
Caesars Entertainment Resort Properties LLC (Caesars Entertainment Resort Property) 8.000%, 10/1/20	65	65
Caesars Growth Properties Holdings LLC 144A 9.375%, 5/1/22(4)	95	73
CCO Holdings LLC
5.250%, 3/15/21	85	87
5.250%, 9/30/22	90	92
Churchill Downs, Inc. 5.375%, 12/15/21	175	178
Clear Channel Worldwide Holdings, Inc. Series B 7.625%, 3/15/20	380	402
Cleopatra Finance Ltd. 144A 5.625%, 2/15/20(4)	200	196
Columbus International, Inc. 144A 7.375%, 3/30/21(4)	200	211
Family Tree Escrow LLC
144A 5.250%, 3/1/20(4)	35	37
144A 5.750%, 3/1/23(4)	65	69
Intelsat Jackson Holdings SA 5.500%, 8/1/23	170	161
Isle of Capri Casinos, Inc. 5.875%, 3/15/21	190	196
Landry’s, Inc. 144A 9.375%, 5/1/20(4)	125	134
Lear Corp. 5.250%, 1/15/25	170	174
Meritor, Inc. 6.750%, 6/15/21	160	166

	PAR VALUE	VALUE
Consumer Discretionary—continued
MGM Resorts International 6.000%, 3/15/23	$170	$176
Mohegan Tribal Gaming Authority 9.750%, 9/1/21	80	85
MPG Holdco I, Inc. 144A 7.375%, 10/15/22(4)	160	172
Netflix, Inc. 144A 5.500%, 2/15/22(4)	80	82
Norwegian Cruise Lines Corp. Ltd. 144A 5.250%, 11/15/19(4)	20	21
Numericable Group SA 144A 6.000%, 5/15/22(4)	215	219
Penn National Gaming, Inc. 5.875%, 11/1/21	85	85
Pinnacle Entertainment, Inc. 6.375%, 8/1/21	220	235
QVC, Inc. 5.125%, 7/2/22	135	144
RCN Telecom Services LLC (RCN Capital Corp.) 144A 8.500%, 8/15/20(4)	100	107
RSI Home Products, Inc. 144A 6.500%, 3/15/23(4)	85	87
Scientific Games International, Inc.
144A 6.625%, 5/15/21(4)	185	137
144A 7.000%, 1/1/22(4)	110	113
Seminole Hard Rock Entertainment, Inc. 144A 5.875%, 5/15/21(4)	50	50
Sinclair Television Group, Inc. 5.375%, 4/1/21	160	165
Standard Pacific Corp. 5.875%, 11/15/24	70	72
Station Casinos LLC 7.500%, 3/1/21	125	134
Taylor Morrison Communities, Inc. (Monarch Communities, Inc.) 144A 5.250%, 4/15/21(4)	135	134
Tenneco, Inc. 5.375%, 12/15/24	65	68
Toll Brothers Finance Corp.
4.000%, 12/31/18	210	216
6.750%, 11/1/19	135	153
TRI Pointe Holdings, Inc. 144A 5.875%, 6/15/24(4)	165	162
Univision Communications, Inc. 144A 5.125%, 5/15/23(4)	25	26
Viking Cruises Ltd. 144A 8.500%, 10/15/22(4)	180	201
VTR Finance B.V. 144A 6.875%, 1/15/24(4)	200	208

		6,365

See Notes to Financial Statements

VIRTUS TACTICAL ALLOCATION FUND

SCHEDULE OF INVESTMENTS (Continued)

MARCH 31, 2015

($ reported in thousands)

	PAR VALUE	VALUE
Consumer Staples—0.2%
Dole Food Co., Inc. 144A 7.250%, 5/1/19(4)	$100	$102
Ingles Markets, Inc. 5.750%, 6/15/23	160	166
Pilgrim’s Pride Corp. 144A 5.750%, 3/15/25(4)	65	67
Rite Aid Corp. 144A 6.125%, 4/1/23(4)	45	46

		381

Energy—3.6%
Antero Resources Corp. 144A 5.625%, 6/1/23(4)	90	89
California Resources Corp. 144A 6.000%, 11/15/24(4)	115	101
Carrizo Oil & Gas, Inc. 7.500%, 9/15/20	195	201
Compagnie Generale de Geophysique-Veritas 6.500%, 6/1/21	190	152
CONSOL Energy, Inc. 5.875%, 4/15/22	125	114
Crestwood Midstream Partners LP (Crestwood Midstream Finance Corp.) 144A 6.250%, 4/1/23(4)	170	172
Denbury Resources, Inc. 5.500%, 5/1/22	90	81
Endeavor Energy Resources LP 144A 7.000%, 8/15/21(4)	125	121
Energy Transfer Partners LP 5.875%, 1/15/24	180	191
EnQuest plc 144A 7.000%, 4/15/22(4)	200	143
Exterran Partners LP (EXLP Finance Corp.) 6.000%, 10/1/22	150	138
FTS International, Inc. 144A 6.250%, 5/1/22(4)	90	67
Gazprom Neft OAO (GPN Capital SA) 144A 6.000%, 11/27/23(4)(7)	200	173
Gulfmark Offshore, Inc. 6.375%, 3/15/22	185	147
Gulfport Energy, Corp. 7.750%, 11/1/20	160	165
Halcon Resources Corp. 8.875%, 5/15/21	175	123
Helmerich & Payne International Drilling Co. 144A 4.650%, 3/15/25(4)	95	98
Laredo Petroleum, Inc.
7.375%, 5/1/22	170	177
6.250%, 3/15/23	30	30
Linn Energy LLC 6.500%, 5/15/19	150	127
Lukoil International Finance BV 144A 7.250%, 11/5/19(4)	190	194

	PAR VALUE	VALUE
Energy—continued
MarkWest Energy Partners LP (MarkWest Energy Finance Corp.) 4.875%, 12/1/24	$315	$324
MEG Energy Corp. 144A 7.000%, 3/31/24(4)	255	242
Newfield Exploration Co. 5.375%, 1/1/26	170	172
NGL Energy Partners LP (NGL Energy Finance Corp.) 5.125%, 7/15/19	160	158
Novatek OAO (Novatek Finance Ltd.) 144A 4.422%, 12/13/22(4)(7)	200	158
Odebrecht Offshore Drilling Finance Ltd. 144A 6.750%, 10/1/22(4)	233	181
Pacific Rubiales Energy Corp. 144A 5.375%, 1/26/19(4)	165	109
Parker Drilling Co. (The) 7.500%, 8/1/20	190	155
Petrobras Global Finance BV 5.375%, 1/27/21	120	109
Petroleos de Venezuela SA
RegS 8.500%, 11/2/17(5)	90	60
144A 6.000%, 5/16/24(4)	490	158
RegS 6.000%, 11/15/26(5)	290	92
Petroleos Mexicanos
4.875%, 1/18/24	60	64
6.500%, 6/2/41	100	113
PHI, Inc. 5.250%, 3/15/19	70	64
QEP Resources, Inc. 6.875%, 3/1/21	190	203
QGOG Constellation SA 144A 6.250%, 11/9/19(4)	200	115
Regency Energy Partners LP
5.875%, 3/1/22	140	153
4.500%, 11/1/23	145	146
Rosetta Resources, Inc. 5.875%, 6/1/22	185	174
Rosneft Oil Co. 144A 4.199%, 3/6/22(4)(7)	200	158
Sabine Oil & Gas Corp. 7.250%, 6/15/19	185	31
Sabine Pass Liquefaction LLC 5.625%, 2/1/21	160	162
SM Energy Co. 144A 6.125%, 11/15/22(4)	210	209
Sunoco LP (Sunoco Finance Corp.) 144A 6.375%, 4/1/23(4)	70	72
Transocean, Inc. 3.800%, 10/15/22	195	142
Whiting Petroleum Corp. 144A 6.250%, 4/1/23(4)	165	164

		6,692

Financials—5.4%
Aircastle Ltd. 5.125%, 3/15/21	345	361

	PAR VALUE		VALUE
Financials—continued
Akbank TAS 144A 7.500%, 2/5/18	300	TRY	$106
Allstate Corp. (The) 5.750%, 8/15/53(3)(6)	$260		283
Ally Financial, Inc. 4.125%, 2/13/22	40		39
Ares Capital Corp. 3.875%, 1/15/20	205		209
Avis Budget Car Rental LLC (Avis Budget Finance, Inc.) 144A 5.250%, 3/15/25(4)	135		135
Banco Bilbao Vizcaya Argentaria Bancomer S.A.
144A 6.500%, 3/10/21(4)	200		221
144A 6.750%, 9/30/22(4)	170		192
Banco de Credito del Peru 144A 6.125%, 4/24/27(3)(4)	210		228
Banco Internacional del Peru SAA 144A 6.625%, 3/19/29(3)(4)	90		97
Banco Santander Brasil SA 144A 8.000%, 3/18/16(4)	370	BRL	109
Banco Santander Chile 144A 3.875%, 9/20/22(4)	195		199
Bancolombia S.A. 5.125%, 9/11/22	215		217
Bank of China Ltd. 144A 5.000%, 11/13/24(4)	200		211
Bank of Georgia JSC 144A 7.750%, 7/5/17(4)	200		207
Braskem America Finance Co. RegS 7.125%, 7/22/41(5)	230		205
Citizens Financial Group, Inc. 144A 5.500%, 12/29/49(3)(4)	100		100
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA 144A 11.000%(3)(4)(6)(8)	195		251
Corporate Office Properties LP 3.600%, 5/15/23	170		165
CTR Partnership LP (Caretrust Capital Corp.) 5.875%, 6/1/21	145		149
Drawbridge Special Opportunities Fund LP 144A 5.000%, 8/1/21(4)	250		249
E*Trade Financial Corp. 5.375%, 11/15/22	175		185
Eurasian Development Bank 144A 4.767%, 9/20/22(4)	200		179
Fidelity National Financial, Inc. 5.500%, 9/1/22	50		55
First Cash Financial Services, Inc. 6.750%, 4/1/21	105		109

See Notes to Financial Statements

VIRTUS TACTICAL ALLOCATION FUND

SCHEDULE OF INVESTMENTS (Continued)

MARCH 31, 2015

($ reported in thousands)

	PAR VALUE		VALUE
Financials—continued
First Niagara Financial Group, Inc. 7.250%, 12/15/21	$255		$285
General Motors Financial Co., Inc. 4.750%, 8/15/17	355		375
Genworth Holdings, Inc. 4.900%, 8/15/23	210		181
GLP Capital LP (GLP Financing II, Inc.)
4.875%, 11/1/20	145		149
5.375%, 11/1/23	5		5
Hutchison Whampoa International Ltd. Series 12, 144A 6.000%(3)(4)(6)(8)	250		266
ICAHN Enterprises LP (ICAHN Enterprises Finance Corp.)
4.875%, 3/15/19	15		15
6.000%, 8/1/20	70		73
5.875%, 2/1/22	145		149
iStar Financial, Inc.
4.875%, 7/1/18	65		66
5.000%, 7/1/19	100		100
Itau Unibanco Holding S.A. 144A 5.125%, 5/13/23(4)	200		195
Kazakhstan Temir Zholy Finance BV 144A 6.950%, 7/10/42(4)	200		183
Leucadia National Corp. 5.500%, 10/18/23	70		72
Morgan Stanley
144A 10.090%, 5/3/17(4)	300	BRL	91
Series H, 5.450%, 12/29/49(3)	180		182
MPT Operating Partnership LP 5.500%, 5/1/24	65		69
Navient LLC 5.500%, 1/25/23	175		167
Phosagro OAO (Phosagro Bond Funding Ltd.) 144A 4.204%, 2/13/18(4)(7)	200		189
PKO Finance AB 144A 4.630%, 9/26/22(4)(7)	240		254
Progressive Corp. (The) 6.700%, 6/15/37(3)	305		322
Prudential Financial, Inc.
5.875%, 9/15/42(3)	205		223
5.625%, 6/15/43(3)(6)	75		79
Reliance Holdings USA, Inc. 144A 5.400%, 2/14/22(4)	250		275
Sabra Health Care LP 5.500%, 2/1/21	60		64
Schaeffler Finance BV 144A 4.750%, 5/15/21(4)	205		208
Select Income REIT 4.500%, 2/1/25	165		165
Springleaf Finance Corp. 5.250%, 12/15/19	170		168

	PAR VALUE	VALUE
Financials—continued
Teachers Insurance & Annuity Association of America 144A 4.375%, 9/15/54(3)(4)	$150	$156
Turkiye Is Bankasi 144A 3.875%, 11/7/17(4)	235	236
Ukreximbank Via Biz Finance plc RegS 8.375%, 4/27/15(5)(7)	100	51
Voya Financial, Inc. 5.650%, 5/15/53(3)	255	268
Walter Investment Management Corp. 7.875%, 12/15/21	215	193
York Risk Services Holding Corp. 144A 8.500%, 10/1/22(4)	125	119

		10,054

Health Care—1.4%
Acadia Healthcare Co., Inc. 5.125%, 7/1/22	60	60
Capsugel SA PIK Interest Capitalization 144A 7.000%, 5/15/19(4)(13)	35	36
Catamaran Corp. 4.750%, 3/15/21	120	134
Centene Corp. 4.750%, 5/15/22	145	151
Community Health Systems, Inc. 6.875%, 2/1/22	40	43
Crimson Merger Sub, Inc. 144A 6.625%, 5/15/22(4)	145	129
Endo Finance LLC 144A 5.375%, 1/15/23(4)	120	120
HCA, Inc. 5.375%, 2/1/25	75	79
HealthSouth Corp. 5.750%, 11/1/24	165	172
IASIS Healthcare LLC 8.375%, 5/15/19	105	109
inVentiv Health, Inc. 144A 9.000%, 1/15/18(4)	20	21
LifePoint Hospitals, Inc. 5.500%, 12/1/21	135	142
Mallinckrodt International Finance S.A. 144A 5.750%, 8/1/22(4)	75	78
MPH Acquisition Holdings LLC 144A 6.625%, 4/1/22(4)	120	125
Salix Pharmaceuticals Ltd. 144A 6.500%, 1/15/21(4)	30	33
Select Medical Corp. 6.375%, 6/1/21	180	179
Surgical Care Affiliates, Inc. 144A 6.000%, 4/1/23(4)	167	169

	PAR VALUE	VALUE
Health Care—continued
Tenet Healthcare Corp.
144A 5.500%, 3/1/19(4)	$100	$101
4.500%, 4/1/21	275	270
8.125%, 4/1/22	175	193
Valeant Pharmaceuticals International, Inc.
144A 7.500%, 7/15/21(4)	5	5
144A 5.625%, 12/1/21(4)	5	5
144A 7.250%, 7/15/22(4)	190	202
VRX Escrow Corp.
144A 5.875%, 5/15/23(4)	65	67
144A 6.125%, 4/15/25(4)	20	21

		2,644

Industrials—2.0%
ADT Corp. (The) 6.250%, 10/15/21	210	224
Ahern Rentals, Inc. 144A 9.500%, 6/15/18(4)	155	165
Air Canada
144A 6.750%, 10/1/19(4)	190	203
Pass-Through-Trust, 13-1, B 144A 5.375%, 5/15/21(4)	82	85
American Airlines Pass-Through-Trust 14-1, B 4.375%, 10/1/22	180	186
Atlas Air Pass-Through-Trust 00-1, A 8.707%, 1/2/19	117	119
Bombardier, Inc. 144A 6.125%, 1/15/23(4)	300	285
Builders FirstSource, Inc. 144A 7.625%, 6/1/21(4)	160	162
Building Materials Corp. of America 144A 5.375%, 11/15/24(4)	80	82
Continental Airlines Pass-Through-Trust
99-1, A 6.545%, 2/2/19	223	245
99-2, C2 AMBC 6.236%, 3/15/20	119	129
01-1, A1 6.703%, 6/15/21	253	271
DP World Ltd. 144A 6.850%, 7/2/37(4)	100	113
Harland Clarke Holdings Corp. 144A 6.875%, 3/1/20(4)	115	118
Masco Corp.
5.950%, 3/15/22	130	146
4.450%, 4/1/25	45	46
Masonite International Corp. 144A 5.625%, 3/15/23(4)	35	36
Nortek, Inc. 8.500%, 4/15/21	155	167
Northwest Airlines Pass-Through-Trust 02-1, G2 6.264%, 11/20/21	107	117

See Notes to Financial Statements

VIRTUS TACTICAL ALLOCATION FUND

SCHEDULE OF INVESTMENTS (Continued)

MARCH 31, 2015

($ reported in thousands)

	PAR VALUE	VALUE
Industrials—continued
Penske Truck Leasing Co. LP (Penske Truck Lease Finance Corp.) 144A 3.375%, 2/1/22(4)	$65	$65
Rexel SA 144A 5.250%, 6/15/20(4)	230	242
Spirit AeroSystems, Inc. 5.250%, 3/15/22	50	52
TransDigm, Inc. 6.000%, 7/15/22	180	181
U.S. Airways Pass-Through-Trust 01-1, G 7.076%, 3/20/21	99	109
UAL Pass-Through-Trust 07-01, A 6.636%, 7/2/22	178	192
United Rentals North America, Inc. 5.500%, 7/15/25	105	107

		3,847

Information Technology—0.8%
Avaya, Inc. 144A 7.000%, 4/1/19(4)	165	165
First Data Corp.
144A 8.250%, 1/15/21(4)	170	184
11.750%, 8/15/21	300	348
Infinity Acquisition LLC (Infinity Acquisition Finance Corp.) 144A 7.250%, 8/1/22(4)	150	141
Interactive Data Corp. 144A 5.875%, 4/15/19(4)	135	136
KLA-Tencor Corp. 4.650%, 11/1/24	165	173
Project Homestake Merger Corp. 144A 8.875%, 3/1/23(4)	100	101
QualityTech LP (QTS Finance Corp.) 144A 5.875%, 8/1/22(4)	15	16
SunGard Data Systems, Inc. 6.625%, 11/1/19	135	140
VeriSign, Inc. 4.625%, 5/1/23	120	120

		1,524

Materials—2.1%
Alpek SA de C.V. 144A 5.375%, 8/8/23(4)	260	280
Beverage Packaging Holdings Luxembourg II SA 144A 6.000%, 6/15/17(4)	425	429
Cascades, Inc. 144A 5.500%, 7/15/22(4)	215	219
Cemex SAB de CV 144A 7.250%, 1/15/21(4)	200	214
Eldorado Gold Corp. 144A 6.125%, 12/15/20(4)	70	69
Fibria Overseas Finance Ltd. 5.250%, 5/12/24	165	164

	PAR VALUE		VALUE
Materials—continued
Fortescue Metals Group (FMG) 144A 8.250%, 11/1/19(4)	$75		$64
Gerdau Holdings, Inc. 144A 7.000%, 1/20/20(4)	300		320
Hexion U.S. Finance Corp. 6.625%, 4/15/20	100		92
INEOS Group Holdings SA 144A 5.875%, 2/15/19(4)	200		198
Inversiones CMPC S.A. 144A 4.375%, 5/15/23(4)	200		204
Methanex Corp. 4.250%, 12/1/24	165		167
Rayonier AM Products, Inc. 144A 5.500%, 6/1/24(4)	115		99
Sappi Papier Holding GmbH 144A 6.625%, 4/15/21(4)	260		274
Sealed Air Corp. 144A 4.875%, 12/1/22(4)	175		179
Tronox Finance LLC 6.375%, 8/15/20	170		167
United States Steel Corp. 6.875%, 4/1/21	225		223
Vale Overseas Ltd. 4.375%, 1/11/22	225		216
Vedanta Resources plc
144A 9.500%, 7/18/18(4)	165		168
144A 6.000%, 1/31/19(4)	200		179

			3,925

Telecommunication Services—1.4%
Altice Financing SA 144A 6.625%, 2/15/23(4)	200		207
America Movil SAB de C.V. Series 12 6.450%, 12/5/22	2,000	MXN	126
Bharti Airtel International Netherlands BV 144A 5.125%, 3/11/23(4)	200		217
CenturyLink, Inc. Series S, 6.450%, 6/15/21	150		163
Digicel Group Ltd. 144A 8.250%, 9/30/20(4)	200		201
Frontier Communications Corp. 6.250%, 9/15/21	200		201
Level 3 Financing, Inc. 7.000%, 6/1/20	220		236
Sprint Communications, Inc. 6.000%, 11/15/22	95		91
Sprint Corp. 7.250%, 9/15/21	105		106
T-Mobile USA, Inc.
6.125%, 1/15/22	100		103
6.731%, 4/28/22	35		37
6.500%, 1/15/24	75		79
UPCB Finance IV Ltd. 144A 5.375%, 1/15/25(4)	200		200
West Corp. 144A 5.375%, 7/15/22(4)	140		138

	PAR VALUE	VALUE
Telecommunication Services—continued
Wind Acquisition Finance S.A. 144A 4.750%, 7/15/20(4)	$200	$201
Windstream Corp.
7.750%, 10/15/20	105	108
7.750%, 10/1/21	160	160

		2,574

Utilities—0.5%
AmeriGas Partners LP 7.000%, 5/20/22	155	167
Calpine Corp. 144A 6.000%, 1/15/22(4)	5	5
Dynegy Finance I, Inc.
144A 7.375%, 11/1/22(4)	75	79
144A 7.625%, 11/1/24(4)	45	47
Electricite de France SA 144A 5.250%(3)(4)(6)(8)	240	251
Majapahit Holding BV 144A 7.750%, 1/20/20(4)	145	172
RJS Power Holdings LLC 144A 5.125%, 7/15/19(4)	120	119
TerraForm Power Operating LLC 144A 5.875%, 2/1/23(4)	70	73

		913
TOTAL CORPORATE BONDS AND NOTES (Identified Cost $39,676)		38,919

LOAN AGREEMENTS(3)—4.2%

Consumer Discretionary—1.0%
Advantage Sales & Marketing, Inc. Second Lien, 7.500%, 7/25/22	105	105
Brickman Group Ltd. LLC (The) Second Lien, 7.500%, 12/17/21	69	69
Caesars Entertainment Operating Co., Inc.
Tranche B-4, 1.500%, 10/31/16	45	42
Tranche B-6, 1.500%, 3/1/17	40	36
Tranche B-7, 1.500%, 1/28/18	22	20
Caesars Growth Properties Holdings LLC Tranche B, First Lien, 6.250%, 5/8/21	73	65
CBAC Borrower LLC Tranche B, 8.250%, 7/2/20	106	103
Cumulus Media Holdings, Inc. 4.250%, 12/23/20	178	175
Delta 2 (Lux) S.A.R.L. Second Lien, 7.750%, 7/29/22	80	80

See Notes to Financial Statements

VIRTUS TACTICAL ALLOCATION FUND

SCHEDULE OF INVESTMENTS (Continued)

MARCH 31, 2015

($ reported in thousands)

	PAR VALUE	VALUE
Consumer Discretionary—continued
iHeartCommunications, Inc. (Clear Channel Communications, Inc.) Tranche D, 6.928%, 1/30/19	$189	$180
Key Safety Systems, Inc. 4.750%, 8/29/21	88	88
Landry’s, Inc. (Landry’s Restaurants, Inc.) Tranche B, 4.000%, 4/24/18	244	245
Marina District Finance Co., Inc. 6.500%, 8/15/18	68	68
Peppermill Casinos, Inc. Tranche B, 7.250%, 11/9/18	180	181
PetSmart, Inc. 5.000%, 3/11/22	28	28
Shingle Springs Tribal Gaming Authority 6.250%, 8/29/19	101	102
Transtar Holding Co. Second Lien, 10.000%, 10/9/19	77	76
TWCC Holding Corp. Second Lien, 7.000%, 6/26/20	214	190
U.S. Farathane Corp. 6.750%, 12/23/21	69	70

		1,923

Consumer Staples—0.2%
Albertson’s LLC Tranche B-4, 5.500%, 8/25/21	130	131
New Hostess Brand Acquisition LLC Tranche B, 6.750%, 4/9/20	126	129

		260

Energy—0.5%
Arch Coal, Inc. 6.250%, 5/16/18	184	143
Chief Exploration & Development LLC Second Lien, 7.500%, 5/16/21	132	123
Drillships Ocean Ventures, Inc. 5.500%, 7/25/21	111	93
Expro Finservices S.A.R.L. 5.750%, 9/2/21	89	76
Fieldwood Energy LLC Closing Date Loan, Second Lien, 8.375%, 9/30/20	180	133
Jonah Energy LLC Second Lien, 7.500%, 5/12/21	106	95
Seadrill Operating LP 4.000%, 2/21/21	103	82

	PAR VALUE	VALUE
Energy—continued
Templar Energy LLC Second Lien, 8.500%, 11/25/20	$170	$116

		861

Financials—0.1%
Altisource Solutions S.A.R.L. Tranche B, 4.500%, 12/9/20	95	70
Capital Automotive LP Second Lien, 6.000%, 4/30/20	83	85
Walter Investment Management Corp. Tranche B, 4.750%, 12/18/20	69	64

		219

Health Care—0.5%
AMAG Pharmaceuticals, Inc. 7.250%, 11/12/20	47	47
American Renal Holdings, Inc. Second Lien, 8.500%, 3/20/20	147	146
Ardent Medical Services, Inc.
First Lien, 6.750%, 7/2/18	59	59
Second Lien, 11.000%, 1/2/19	102	103
InVentiv Health, Inc. Tranche B-4, 7.750%, 5/15/18	150	151
MMM Holdings, Inc. 9.750%, 12/12/17	51	46
MSO of Puerto Rico, Inc. 9.750%, 12/12/17	37	33
NVA Holdings, Inc. Second Lien 8.000%, 8/14/22	97	97
Pharmedium Healthcare Corp. Second Lien, 7.750%, 1/28/22	36	36
Regional Care, Inc. (RCHP, Inc.) First Lien, 6.000%, 4/23/19	154	155
Salix Pharmaceuticals Ltd. 5.500%, 1/2/20	46	46
Surgery Center Holdings, Inc.
First Lien, 5.250%, 11/3/20	19	19
Second Lien, 8.500%, 11/3/21	55	55

		993

Industrials—0.6%
Alliance Laundry Systems LLC Second Lien, 9.500%, 12/10/19	17	17
American Airlines, Inc. Tranche B, 3.750%, 6/27/19	170	170
Brock Holdings Ill, Inc. First Lien, 6.000%, 3/16/17	139	136

	PAR VALUE	VALUE
Industrials—continued
CHG Healthcare Services, Inc. Second Lien, 9.000%, 11/19/20	$124	$125
DynCorp International, Inc. 6.250%, 7/7/16	73	73
Filtration Group Corp. Second Lien, 8.250%, 11/22/21	140	141
Headwaters, Inc. Tranche B, 4.500%, 3/24/22	6	6
Husky Injection Molding Systems Ltd. 4.250%, 6/30/21	105	105
Landmark U.S. Member LLC (LM U.S. Corp. Acquisition, Inc..) Second Lien 8.250%, 1/25/21	145	144
Navistar, Inc. Tranche B, 5.750%, 8/17/17	132	133
Sedgwick Claims Management Services, Inc. Second Lien, 6.750%, 2/28/22	140	137

		1,187

Information Technology—1.0%
Allflex Holdings III, Inc. Second Lien, 8.000%, 7/19/21	102	102
Applied Systems, Inc. Second Lien, 7.500%, 1/24/22	120	120
Blue Coat Systems, Inc.
4.000%, 5/31/19	96	97
Second Lien, 9.500%, 6/26/20	260	266
Deltek, Inc. 10.000%, 10/10/19	121	122
Evergreen Skills Lux S.A.R.L. Second Lien, 9.250%, 4/28/22	81	77
First Data Corp. 3.674%, 3/23/18	253	253
Infinity Acquisition Ltd. 4.250%, 8/6/21	71	70
Kronos, Inc. Second Lien, 9.750%, 4/30/20	222	227
Lanyon Solutions, Inc. First Lien, 5.500%, 11/13/20	71	71
Mitchell International, Inc. Second Lien, 8.500%, 10/11/21	268	266
Presidio Holdings Ltd. Tranche B, 6.250%, 2/2/22	170	170
Riverbed Technologies, Inc. 0.000%, 2/25/22(9)	75	76

		1,917

See Notes to Financial Statements

VIRTUS TACTICAL ALLOCATION FUND

SCHEDULE OF INVESTMENTS (Continued)

MARCH 31, 2015

($ reported in thousands)

	PAR VALUE		VALUE
Materials—0.2%
Fortescue Metals Group (FMG) Resources Property Ltd. 3.750%, 6/30/19	$65		$59
Houghton International, Inc. Holding Corp. Second Lien, 9.500%, 12/21/20	115		115
INEOS U.S. Finance LLC 0.000%, 3/11/22(9)	11		11
Noranda Aluminum Acquisition Corp. Tranche B, 5.750%, 2/28/19	194		181

			366

Telecommunication Services—0.0%
Global Tel*Link Corp. Second Lien, 9.000%, 11/23/20	69		68

Utilities—0.0%
Atlantic Power LP 4.750%, 2/24/21	36		37
TOTAL LOAN AGREEMENTS (Identified Cost $8,117)			7,831

	SHARES
PREFERRED STOCKS—1.0%

Energy—0.1%
PTT Exploration & Production PCL 144A, 4.875%(3)(4)	200	(10)	201

Financials—0.9%
Ally Financial, Inc. Series A, 8.500%(3)	6,485		173
Citigroup, Inc. Series J, 7.125%	7,400		204
Citigroup, Inc. Series N, 5.800%(3)	200	(10)	201
General Electric Capital Corp. Series B 6.25%(3)	100	(10)	112
General Electric Capital Corp. Series C, 5.25%(3)	100	(10)	103
Goldman Sachs Group, Inc. (The) Series L, 5.700%(3)	130	(10)	134
JPMorgan Chase & Co. Series V, 5.000%(3)	160	(10)	157
PNC Financial Services Group, Inc. (The) Series R, 4.850%(3)	155	(10)	151
SunTrust Bank, Inc. 5.625%(3)	55	(10)	56
Wells Fargo & Co. Series K, 7.980%(3)	165	(10)	181

	SHARES	VALUE
Financials—continued
Zions Bancorp Series 6.950%(3)	8,300	$229

		1,701
TOTAL PREFERRED STOCKS (Identified Cost $1,864)		1,902

COMMON STOCKS—62.8%

Consumer Discretionary—10.6%
American Eagle Outfitters, Inc.	106,000	1,810
Bridgestone Corp. Unsponsored ADR	45,840	920
Ford Motor Co.	110,000	1,775
Fuji Heavy Industries Ltd.	15,170	1,012
GameStop Corp. Class A(11)	15,000	569
Lear Corp.	17,000	1,884
Macy’s, Inc.	28,000	1,817
Michael Kors Holdings Ltd.(2)	25,000	1,644
Panasonic Corp.	57,230	751
Regal Entertainment Group Class A(11)	79,000	1,804
Royal Caribbean Cruises Ltd.	23,000	1,883
Tata Motors Ltd. Sponsored ADR	14,580	657
Toyota Motor Corp. Sponsored ADR	5,720	800
Viacom, Inc. Class B	26,000	1,776
WPP plc(11)	6,370	725

		19,827

Consumer Staples—2.3%
Archer-Daniels-Midland Co. (The)	38,000	1,801
Marine Harvest ASA Sponsored ADR(11)	56,960	649
PepsiCo, Inc.	19,000	1,817

		4,267

Energy—4.7%
Cameco Corp.	41,850	583
Continental Resources, Inc.(2)	43,000	1,878
Encana Corp.	70,470	786
Schlumberger Ltd.	21,000	1,752
Suncor Energy, Inc.	66,000	1,930
Valero Energy Corp.	29,000	1,845

		8,774

Financials—10.1%
Aegon NV American Registered Shares	101,730	807
Aviva plc Sponsored ADR	46,810	757
Banco Bilbao Vizcaya Argentaria SA Sponsored ADR	65,058	652
BB&T Corp.	47,000	1,832
BlackRock, Inc.	4,900	1,793
Blackstone Group LP (The)	49,000	1,906
BNP Paribas ADR	23,110	701
Credit Agricole S.A.	109,390	798
Goldman Sachs Group, Inc. (The)	10,000	1,880

	SHARES	VALUE
Financials—continued
ICICI Bank Ltd. Sponsored ADR	55,500	$575
ING Groep N.V. Sponsored ADR(2)(11)	63,340	925
Intesa Sanpaolo Sponsored ADR	47,950	977
JPMorgan Chase & Co.	31,000	1,878
Lincoln National Corp.	32,000	1,839
Mitsubishi Estate Co. Ltd.	35,280	822
ORIX Corp. Sponsored ADR	12,260	862

		19,004

Health Care—10.1%
Abbott Laboratories	39,000	1,807
Becton, Dickinson & Co.	12,000	1,723
Biogen, Inc.(2)	3,900	1,647
Gilead Sciences, Inc.(2)	19,000	1,864
HCA Holdings, Inc.(2)	24,000	1,806
Novartis AG Sponsored ADR	8,750	863
Quest Diagnostics, Inc.	8,000	615
Shire plc ADR	4,430	1,060
St. Jude Medical, Inc.	27,000	1,766
Teva Pharmaceutical Industries Ltd. Sponsored ADR	13,200	822
UnitedHealth Group, Inc.	15,000	1,774
Valeant Pharmaceuticals International, Inc.(2)	6,590	1,309
Zimmer Holdings, Inc.	16,000	1,880

		18,936

Industrials—10.2%
Alaska Air Group, Inc.	27,000	1,787
Cummins, Inc.	13,000	1,802
FedEx Corp.	10,000	1,654
Hitachi Ltd. ADR	10,850	744
Hutchison Whampoa Ltd. ADR	35,470	984
L-3 Communications Holdings, Inc.	14,000	1,761
Nidec Corp. ADR	67,930	1,136
Parker Hannifin Corp.	15,000	1,782
Southwest Airlines Co.	42,000	1,861
Trinity Industries, Inc.	52,000	1,847
Union Pacific Corp.	16,000	1,733
United Rentals, Inc.(2)	21,000	1,914

		19,005

Information Technology—9.7%
Apple, Inc.	14,000	1,742
EMC Corp.	70,000	1,789
Facebook, Inc. Class A(2)	21,000	1,727
Google, Inc. Class A(2)	1,100	610
Google, Inc. Class C(2)	2,400	1,315
Intel Corp.	55,000	1,720
MasterCard, Inc. Class A	20,000	1,728
Micron Technology, Inc.(2)	62,000	1,682
NXP Semiconductor NV(2)	9,830	987
QUALCOMM, Inc.	26,000	1,803
Taiwan Semiconductors Manufacturing Co., Ltd. Sponsored ADR	30,890	725
Western Digital Corp.	19,000	1,729

See Notes to Financial Statements

VIRTUS TACTICAL ALLOCATION FUND

SCHEDULE OF INVESTMENTS (Continued)

MARCH 31, 2015

($ reported in thousands)

	SHARES	VALUE
Information Technology—continued
Western Union Co. (The)	32,000	$666

		18,223

Materials—2.2%
CF Industries Holdings, Inc.	6,400	1,816
Hi-Crush Partners LP	13,677	480
Mosaic Co. (The)	39,000	1,796

		4,092

Telecommunication Services—2.6%
KDDI Corp., ADR	44,820	761
Nippon Telegraph & Telephone Corp. ADR	32,880	1,014
Spark New Zealand Ltd.(11)	55,940	620
Verizon Communications, Inc.	37,000	1,799
Vodafone Group plc Sponsored ADR	19,440	635

		4,829

Utilities—0.3%
Enersis SA Sponsored ADR	34,880	567
TOTAL COMMON STOCKS (Identified Cost $89,283)		117,524
TOTAL LONG TERM INVESTMENTS—98.9%
(Identified Cost $158,382)		184,887	(14)

SHORT-TERM INVESTMENTS—2.1%

Money Market Mutual Fund—2.1%
Fidelity Money Market Portfolio – Institutional Shares (seven-day effective yield 0.140%)	3,995,593	3,996
TOTAL SHORT-TERM INVESTMENTS (Identified Cost $3,996)		3,996

	SHARES	VALUE
SECURITIES LENDING COLLATERAL—2.3%
INVESCO Trust Short-Term Investments Liquid Assets Portfolio (The) Institutional Shares (seven-day effective yield 0.080%)(12)	4,390,756	$4,391
TOTAL SECURITIES LENDING COLLATERAL (Identified Cost $4,391)		4,391
TOTAL INVESTMENTS—103.3%
(Identified Cost $166,769)		193,274	(1)
Other assets and liabilities, net—(3.3)%		(6,132)

NET ASSETS—100.0%		$187,142

Abbreviations:

ADR	American Depositary Receipt
FNMA	Federal National Mortgage Association (“Fannie Mae”).
PIK	Payment-in-Kind Security
REIT	Real Estate Investment Trust

Foreign Currencies

BRL	Brazilian Real
CLP	Chilean Peso
COP	Colombian Peso
IDR	Indonesian Rupiah
MXN	Mexican Peso
RUB	Russian Ruble
TRY	Turkish Lira
ZAR	South African Rand

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at March 31, 2015, see Note 9 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Non-income producing.
(3)	Variable or step coupon security; interest rate shown reflects the rate in effect at March 31, 2015.
(4)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2015, these securities amounted to a value of $26,125 or 14.0% of net assets.
(5)	Regulation S security. Security is offered and sold outside of the United States, therefore, it is exempt from registration with the SEC under rules 903 and 904 of the Securities Act of 1933.
(6)	Interest payments may be deferred.
(7)	This Note was issued for the sole purpose of funding a loan agreement between the issuer and the borrower. As the credit risk for this security lies solely with the borrower, the name represented here is that of the borrower.
(8)	No contractual maturity date.
(9)	This loan will settle after March 31, 2015, at which time the interest rate based on the London Interbank Offered Rate (“LIBOR”) and the agreed upon spread on trade date will be reflected.
(10)	Value shown as par value.
(11)	All or a portion of security is on loan.
(12)	Represents security purchased with cash collateral received for securities on loan.
(13)	100% of the income received was in cash.
(14)	All or a portion segregated as collateral for unsettled loan transactions.
(15)	Security in default.

Country Weightings (Unaudited)†
United States	74%
Japan	4
Canada	3
United Kingdom	3
Netherlands	2
France	1
Liberia	1
Other	12
Total	100%
† % of total investments as of March 31, 2015

Security abbreviation definitions are located under the Key Investment Terms starting on page 2.

See Notes to Financial Statements

VIRTUS TACTICAL ALLOCATION FUND

SCHEDULE OF INVESTMENTS (Continued)

MARCH 31, 2015

($ reported in thousands)

The following table provides a summary of inputs used to value the Fund’s net assets as of March 31, 2015 (see Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at March 31, 2015	Level 1 Quoted Prices	Level 2 Significant Observable Inputs
Investment in Securities:
Debt Securities:
Asset-Backed Securities	$3,661	$—	$3,661
Corporate Bonds and Notes	38,919	—	38,919
Foreign Government Securities	3,867	—	3,867
Loan Agreements	7,831	—	7,831
Mortgage-Backed Securities	8,922	—	8,922
U.S. Government Securities	2,261	—	2,261
Equity Securities:
Common Stocks	117,524	117,524	—
Preferred Stocks	1,902	606	1,296
Securities Lending Collateral	4,391	4,391	—
Short-Term Investments	3,996	3,996	—

Total	$193,274	$126,517	$66,757

There were no transfers between Level 1 and Level 2 related to securities held at March 31, 2015.

There are no Level 3 (significant unobservable inputs) priced securities.

See Notes to Financial Statements

VIRTUS EQUITY TRUST

STATEMENTS OF ASSETS AND LIABILITIES

MARCH 31, 2015

(Reported in thousands except shares and per share amounts)

	Contrarian Value Fund		Growth & Income Fund		Mid-Cap Core Fund		Mid-Cap Growth Fund		Quality Large-Cap Value Fund

Assets
Investment in securities at value(1)(2)	$429,172		$162,600		$22,106		$95,755		$86,896
Deposits with prime broker	—		647		—		—		—
Receivables
Investment securities sold	—		12,433		212		—		2,535
Fund shares sold	728		209		442		72		108
Dividends and interest receivable	665		257		5		47		140
Tax reclaims	—		6		—		—		—
Prepaid trustee retainer	3		1		—	(4)	1		1
Prepaid expenses	42		17		9		20		14

Total assets	430,610		176,170		22,774		95,895		89,694

Liabilities
Written options at value(3)	—		365		—		—		—
Payables
Fund shares repurchased	1,760		128		3		51		320
Investment securities purchased	—		12,435		166		—		2,598
Collateral on securities loaned	437		—		311		2,653		1,256
Investment advisory fees	275		80		8		66		52
Distribution and service fees	93		56		5		23		30
Administration fees	45		17		3		10		10
Transfer agent fees and expenses	131		44		3		28		21
Trustees’ fees and expenses	—	(4)	—	(4)	—	(4)	—	(4)	—	(4)
Professional fees	25		27		25		26		25
Other accrued expenses	31		12		3		8		8

Total liabilities	2,797		13,164		527		2,865		4,320

Net Assets	$427,813		$163,006		$22,247		$93,030		$85,374

Net Assets Consist of:
Capital paid in on shares of beneficial interest	$349,094		$136,405		$19,862		$69,500		$83,125
Accumulated undistributed net investment income (loss)	1,454		1,001		(13)		(190)		225
Accumulated undistributed net realized gain (loss)	(32,913)		25,315		151		1,330		(18,097)
Net unrealized appreciation (depreciation) on investments	110,178		285		2,247		22,390		20,121

Net Assets	$427,813		$163,006		$22,247		$93,030		$85,374

Class A
Net asset value (net assets/shares outstanding) per share	$36.18		$20.97		$23.00		$22.80		$15.40
Maximum offering price per share NAV/(1–5.75%)	$38.39		$22.25		$24.40		$24.19		$16.34
Shares of beneficial interest outstanding, no par value, unlimited authorization	5,275,870		5,565,498		568,719		3,646,935		3,585,991
Net Assets	$190,896		$116,725		$13,080		$83,158		$55,215
Class B
Net asset value (net assets/shares outstanding) and offering price per share	$—		$—		$—		$19.02		$—
Shares of beneficial interest outstanding, no par value, unlimited authorization	—		—		—		31,993		—
Net Assets	$—		$—		$—		$608		$—
Class C
Net asset value (net assets/shares outstanding) and offering price per share	$34.62		$19.42		$22.12		$19.02		$15.03
Shares of beneficial interest outstanding, no par value, unlimited authorization	1,756,676		1,920,881		197,202		314,172		1,356,213
Net Assets	$60,813		$37,312		$4,363		$5,976		$20,383
Class I
Net asset value (net assets/shares outstanding) and offering price per share	$36.18		$20.96		$23.17		$23.26		$15.40
Shares of beneficial interest outstanding, no par value, unlimited authorization	4,864,813		427,980		207,325		141,374		634,637
Net Assets	$176,006		$8,969		$4,804		$3,288		$9,776
Class R6
Net asset value (net assets/shares outstanding) and offering price per share	$36.20		$—		$—		$—		$—
Shares of beneficial interest outstanding, no par value, unlimited authorization	2,719		—		—		—		—
Net Assets	$98		$—		$—		$—		$—

(1)Investment in securities at cost	$318,994		$162,400		$19,859		$73,365		$66,775
(2)Market value of securities on loan	$428		$—		$305		$2,509		$1,231
(3)Written options at cost	$—		$450		$—		$—		$—
(4)Amount is less than $500.

See Notes to Financial Statements

VIRTUS EQUITY TRUST

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

MARCH 31, 2015

(Reported in thousands except shares and per share amounts)

	Quality Small-Cap Fund		Small-Cap Core Fund		Small-Cap Sustainable Growth Fund		Strategic Growth Fund		Tactical Allocation Fund

Assets
Investment in securities at value(1)(2)	$263,688		$348,875		$136,987		$460,084		$193,274
Cash	—		—		—		—		76
Receivables
Investment securities sold	—		—		—		—		1,182
Fund shares sold	300		2,453		3,747		216		23
Dividends and interest receivable	77		59		31		215		951
Tax reclaims	—	(3)	—		—		1		5
Prepaid trustee retainer	2		2		1		3		1
Prepaid expenses	16		33		11		25		17

Total assets	264,083		351,422		140,777		460,544		195,529

Liabilities
Payables
Fund shares repurchased	268		549		139		405		323
Investment securities purchased	—		—		6,157		—		3,402
Collateral on securities loaned	—		—		—		3,083		4,391
Investment advisory fees	154		221		99		272		112
Distribution and service fees	37		42		30		104		44
Administration fees	27		37		13		48		21
Transfer agent fees and expenses	100		60		41		143		45
Trustees’ fees and expenses	—	(3)	—	(3)	—	(3)	—	(3)	—	(3)
Professional fees	25		19		25		25		29
Other accrued expenses	18		24		10		30		20

Total liabilities	629		952		6,514		4,110		8,387

Net Assets	$263,454		$350,470		$134,263		$456,434		$187,142

Net Assets Consist of:
Capital paid in on shares of beneficial interest	$176,024		$232,230		$94,467		$278,990		$153,100
Accumulated undistributed net investment income (loss)	1,679		1,322		(124)		(122)		(191)
Accumulated undistributed net realized gain (loss)	3,271		14,695		1,718		8,814		7,730
Net unrealized appreciation (depreciation) on investments	82,480		102,223		38,202		168,752		26,503

Net Assets	$263,454		$350,470		$134,263		$456,434		$187,142

Class A
Net asset value (net assets/shares outstanding) per share	$16.61		$25.65		$17.54		$14.23		$9.75
Maximum offering price per share NAV/(1–5.75%)	$17.62		$27.21		$18.61		$15.10		$10.34
Shares of beneficial interest outstanding, no par value, unlimited authorization	4,499,806		2,639,482		4,768,220		30,483,391		18,515,023
Net Assets	$74,738		$67,696		$83,611		$433,635		$180,435
Class B
Net asset value (net assets/shares outstanding) and offering price per share	$—		$—		$—		$11.93		$9.88
Shares of beneficial interest outstanding, no par value, unlimited authorization	—		—		—		184,907		38,378
Net Assets	$—		$—		$—		$2,205		$379
Class C
Net asset value (net assets/shares outstanding) and offering price per share	$16.41		$22.98		$16.33		$11.93		$9.96
Shares of beneficial interest outstanding, no par value, unlimited authorization	1,562,239		1,468,287		955,226		1,005,676		635,335
Net Assets	$25,634		$33,735		$15,594		$11,999		$6,328
Class I
Net asset value (net assets/shares outstanding) and offering price per share	$16.64		$26.58		$17.70		$14.53		$—
Shares of beneficial interest outstanding, no par value, unlimited authorization	9,801,646		9,365,184		1,981,193		591,581		—
Net Assets	$163,082		$248,933		$35,058		$8,595		$—
Class R6
Net asset value (net assets/shares outstanding) and offering price per share	$—		$26.59		$—		$—		$—
Shares of beneficial interest outstanding, no par value, unlimited authorization	—		3,980		—		—		—
Net Assets	$—		$106		$—		$—		$—

(1) Investment in securities at cost	$181,208		$246,652		$98,785		$291,332		$166,769
(2) Market value of securities on loan	$—		$—		$—		$3,021		$4,286
(3) Amount is less than $500.

See Notes to Financial Statements

VIRTUS EQUITY TRUST

STATEMENTS OF OPERATIONS

YEAR ENDED MARCH 31, 2015

($ reported in thousands)

	Contrarian Value Fund	Growth & Income Fund	Mid-Cap Core Fund		Mid-Cap Growth Fund	Quality Large-Cap Value Fund

Investment Income
Dividends	$10,965	$3,187	$71		$628	$1,474
Security lending	42	9	—	(1)	10	— (1)
Foreign taxes withheld	—	(14)	—	(1)	(3)	(12)

Total investment income	11,007	3,182	71		635	1,462

Expenses
Investment advisory fees	3,658	1,143	57		698	528
Service fees, Class A	610	283	12		198	121
Distribution and service fees, Class B	—	—	—		6	—
Distribution and service fees, Class C	644	299	5		49	124
Administration fees	579	181	9		104	84
Transfer agent fees and expenses	990	236	15		143	113
Registration fees	71	46	41		53	42
Printing fees and expenses	72	21	2		13	10
Custodian fees	33	4	2		2	6
Professional fees	32	53	28		29	29
Trustees’ fees and expenses	20	6	—	(1)	4	3
Miscellaneous expenses	23	9	2		7	4

Total expenses	6,732	2,281	173		1,306	1,064
Interest expense on futures margin	—	34	—		—	—
Less expenses reimbursed and/or waived by investment adviser	—	(175)	(77)		(21)	(45)

Net expenses	6,732	2,140	96		1,285	1,019

Net investment income (loss)	4,275	1,042	(25)		(650)	443

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	38,386	27,869	446		3,376	7,988
Net realized gain (loss) on futures	—	114	—		—	—
Net realized gain (loss) on written options	—	3,482	—		—	—
Net change in unrealized appreciation (depreciation) on investments	(55,839)	(19,161)	1,091		6,093	(1,433)
Net change in unrealized appreciation (depreciation) on futures	—	(5)	—		—	—
Net change in unrealized appreciation (depreciation) on written options	—	85	—		—	—

Net gain (loss) on investments	(17,453)	12,384	1,537		9,469	6,555

Net increase (decrease) in net assets resulting from operations	$(13,178)	$13,426	$1,512		$8,819	$6,998

(1) Amount is less than $500.

See Notes to Financial Statements

VIRTUS EQUITY TRUST

STATEMENTS OF OPERATIONS (Continued)

YEAR ENDED MARCH 31, 2015

($ reported in thousands)

	Quality Small-Cap Fund	Small-Cap Core Fund	Small-Cap Sustainable Growth Fund	Strategic Growth Fund	Tactical Allocation Fund

Investment Income
Dividends	$4,986	$6,066	$872	$4,498	$2,633
Interest	—	—	—	—	3,966
Security lending	—	—	—	11	47
Foreign taxes withheld	—	(7)	—	(12)	(70)

Total investment income	4,986	6,059	872	4,497	6,576

Expenses
Investment advisory fees	1,817	2,882	1,055	2,992	1,359
Service fees, Class A	245	236	207	1,027	473
Distribution and service fees, Class B	—	—	—	24	5
Distribution and service fees, Class C	254	326	127	75	44
Administration fees	308	457	140	508	250
Transfer agent fees and expenses	393	650	231	696	232
Registration fees	55	70	57	58	55
Printing fees and expenses	37	44	17	57	24
Custodian fees	5	10	3	6	50
Professional fees	30	27	29	31	36
Trustees’ fees and expenses	11	17	5	17	8
Miscellaneous expenses	13	18	8	24	15

Total expenses	3,168	4,737	1,879	5,515	2,551
Less expenses reimbursed and/or waived by investment adviser	—	—	(79)	—	—

Total expenses	3,168	4,737	1,800	5,515	2,551

Net investment income (loss)	1,818	1,322	(928)	(1,018)	4,025

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	31,427	35,735	10,217	33,591	11,478
Net realized gain (loss) on foreign currency transactions	—	—	—	—	(13)
Net change in unrealized appreciation (depreciation) on investments	(10,228)	10,300	6,315	42,977	(8,761)
Net change in unrealized appreciation (depreciation) on foreign currency translation	—	—	—	—	(4)

Net gain (loss) on investments	21,199	46,035	16,532	76,568	2,700

Net increase (decrease) in net assets resulting from operations	$23,017	$47,357	$15,604	$75,550	$6,725

See Notes to Financial Statements

VIRTUS EQUITY TRUST

STATEMENTS OF CHANGES IN NET ASSETS

(Reported in thousands)

	Contrarian Value Fund		Growth & Income Fund
	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2015	Year Ended March 31, 2014

INCREASE/(DECREASE) IN NET ASSETS
From Operations
Net investment income (loss)	$4,275	$1,909	$1,042	$765
Net realized gain (loss)	38,386	26,883	31,465	38,826
Net change in unrealized appreciation (depreciation)	(55,839)	62,708	(19,081)	(12,389)

Increase (decrease) in net assets resulting from operations	(13,178)	91,500	13,426	27,202

From Distributions to Shareholders
Net investment income, Class A	(2,019)	(629)	(395)	(552)
Net investment income, Class B	—	—	—	—
Net investment income, Class C	(101)	—	(7)	(20)
Net investment income, Class I	(1,972)	(578)	(42)	(88)
Net investment income, Class R6	(1)	—	—	—
Net realized short-term gains, Class A	—	—	—	—
Net realized short-term gains, Class C	—	—	—	—
Net realized short-term gains, Class I	—	—	—	—
Net realized short-term gains, Class R6	—	—	—	—
Net realized long-term gains, Class A	—	—	(14,662)	(7,849)
Net realized long-term gains, Class B	—	—	—	—
Net realized long-term gains, Class C	—	—	(3,996)	(2,128)
Net realized long-term gains, Class I	—	—	(1,149)	(897)
Net realized long-term gains, Class R6	—	—	—	—

Decrease in net assets from distributions to shareholders	(4,093)	(1,207)	(20,251)	(11,534)

From Share Transactions (See Note 6)
Change in net assets from share transactions, Class A	(52,124)	(39,557)	10,462	(1,365)
Change in net assets from share transactions, Class B	—	—	—	—
Change in net assets from share transactions, Class C	(122)	(3,446)	11,020	277
Change in net assets from share transactions, Class I	37,878	8,839	(1,946)	(1,632)
Change in net assets from share transactions, Class R6	101	—	—	—

Increase (decrease) in net assets from share transactions	(14,267)	(34,164)	19,536	(2,720)

Net increase (decrease) in net assets	(31,538)	56,129	12,711	12,948

Net Assets
Beginning of period	459,351	403,222	150,295	137,347

End of period	$427,813	$459,351	$163,006	$150,295

Accumulated undistributed net investment income (loss) at end of period	$1,454	$1,272	$1,001	$398

(1) Amount is less than $500.

See Notes to Financial Statements

Mid-Cap Core Fund			Mid-Cap Growth Fund		Quality Large-Cap Value Fund		Quality Small-Cap Fund
Year Ended March 31, 2015	Year Ended March 31, 2014		Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2015	Year Ended March 31, 2014

$(25)	$(12)		$(650)	$(693)	$443	$548	$1,818	$634
446	110		3,376	6,024	7,988	5,914	31,427	24,070
1,091	466		6,093	4,524	(1,433)	4,474	(10,228)	22,688

1,512	564		8,819	9,855	6,998	10,936	23,017	47,392

—	—		—	—	(384)	(401)	(235)	(422)
—	—		—	—	—	—	—	—
—	—		—	—	(58)	(14)	—	—
—	—		—	—	(100)	(226)	(455)	(438)
—	—		—	—	—	—	—	—
(47)	(1)		—	—	—	—	—	—
(3)	(—	)(1)	—	—	—	—	—	—
(14)	(1)		—	—	—	—	—	—
—	—		—	—	—	—	—	—
(209)	(38)		(2,538)	—	—	—	(9,573)	—
—	—		(23)	—	—	—	—	—
(14)	(4)		(187)	—	—	—	(2,430)	—
(62)	(20)		(88)	—	—	—	(13,010)	—
—	—		—	—	—	—	—	—

(349)	(64)		(2,836)	—	(542)	(641)	(25,703)	(860)

9,268	1,034		(3,331)	(7,521)	1,341	(6,279)	(57,914)	(4,481)
—	—		(156)	(501)	—	—	—	—
4,067	(53)		486	(155)	15,670	(187)	(1,074)	(1,231)
3,335	(300)		743	142	(717)	(23,210)	56,351	(5,714)
—	—		—	—	—	—	—	—

16,670	681		(2,258)	(8,035)	16,294	(29,676)	(2,637)	(11,426)

17,833	1,181		3,725	1,820	22,750	(19,381)	(5,323)	35,106

4,414	3,233		89,305	87,485	62,624	82,005	268,777	233,671

$22,247	$4,414		$93,030	$89,305	$85,374	$62,624	$263,454	$268,777

$(13)	$—		$(190)	$(197)	$225	$324	$1,679	$566

See Notes to Financial Statements

VIRTUS EQUITY TRUST

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

(Reported in thousands)

	Small-Cap Core Fund		Small-Cap Sustainable Growth Fund
	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2015	Year Ended March 31, 2014

INCREASE/(DECREASE) IN NET ASSETS
From Operations
Net investment income (loss)	$1,322	$8	$(928)	$(1,067)
Net realized gain (loss)	35,735	15,127	10,217	8,405
Net change in unrealized appreciation (depreciation)	10,300	36,883	6,315	8,309

Increase (decrease) in net assets resulting from operations	47,357	52,018	15,604	15,647

From Distributions to Shareholders
Net investment income, Class A	—	(199)	—	—
Net investment income, Class B	—	—	—	—
Net investment income, Class C	—	(1)	—	—
Net investment income, Class I	—	(337)	—	—
Net realized short-term gains, Class A	(1,325)	(8)	—	—
Net realized short-term gains, Class B	—	—	—	—
Net realized short-term gains, Class C	(338)	(1)	—	—
Net realized short-term gains, Class I	(2,107)	(11)	—	—
Net realized long-term gains, Class A	(5,247)	(43)	(8,642)	(2,418)
Net realized long-term gains, Class B	—	—	—	—
Net realized long-term gains, Class C	(2,057)	(8)	(1,382)	(310)
Net realized long-term gains, Class I	(14,327)	(51)	(2,143)	(435)
Net realized long-term gains, Class R6	(3)	—	—	—

Decrease in net assets from distributions to shareholders	(25,404)	(659)	(12,167)	(3,163)

From Share Transactions (See Note 6)
Change in net assets from share transactions, Class A	(97,383)	(1,515)	(13,406)	14,856
Change in net assets from share transactions, Class B	—	—	—	—
Change in net assets from share transactions, Class C	(1,120)	1,948	2,067	4,749
Change in net assets from share transactions, Class I	(11,222)	50,930	13,280	9,107
Change in net assets from share transactions, Class R6	103	—	—	—

Increase (decrease) in net assets from share transactions	(109,622)	51,363	1,941	28,712

Net increase (decrease) in net assets	(87,669)	102,722	5,378	41,196

Net Assets
Beginning of period	438,139	335,417	128,885	87,689

End of period	$350,470	$438,139	$134,263	$128,885

Accumulated undistributed net investment income (loss) at end of period	$1,322	$—	$(124)	$(353)

See Notes to Financial Statements

Strategic Growth Fund		Tactical Allocation Fund
Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2015	Year Ended March 31, 2014

$(1,018)	$(493)	$4,025	$4,220
33,591	33,432	11,465	14,182
42,977	37,737	(8,765)	8,079

75,550	70,676	6,725	26,481

—	(1,077)	(3,836)	(3,950)
—	—	(5)	(8)
—	—	(57)	(45)
—	(31)	—	—
—	—	(2,133)	—
—	—	(5)	—
—	—	(41)	—
—	—	—	—
(16,564)	—	(6,647)	(17,785)
(107)	—	(16)	(62)
(428)	—	(150)	(312)
(302)	—	—	—
—	—	—	—

(17,401)	(1,108)	(12,890)	(22,162)

(21,598)	(40,885)	(9,041)	4,631
(763)	(1,062)	(192)	(229)
4,826	(699)	2,661	673
2,146	(1,196)	—	—
—	—	—	—

(15,389)	(43,842)	(6,572)	5,075

42,760	25,726	(12,737)	9,394

413,674	387,948	199,879	190,485

$456,434	$413,674	$187,142	$199,879

$(122)	$(174)	$(191)	$57

See Notes to Financial Statements

VIRTUS EQUITY TRUST

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(2)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(1)		Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(10)		Ratio of Gross Expenses to Average Net Assets (before waivers and reimbursements)(10)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate
Contrarian Value Fund
Class A
4/1/14 to 3/31/15	$37.12	0.34	(0.97)	(0.63)	(0.31)	—	(0.31)	(0.94)	$36.18	(1.73)%		$190,896	1.37	%(13)	1.37%		0.92%		34%
4/1/13 to 3/31/14	29.97	0.16	7.07	7.23	(0.08)	—	(0.08)	7.15	37.12	24.20		251,498	1.39	(13)	1.39		0.51		15
4/1/12 to 3/31/13	26.21	0.10	3.72	3.82	(0.06)	—	(0.06)	3.76	29.97	14.64		240,250	1.41	(13)	1.41		0.38		19
4/1/11 to 3/31/12	24.69	0.06	1.49	1.55	(0.03)	—	(0.03)	1.52	26.21	6.27		260,849	1.46	(13)	1.45		0.27		22
4/1/10 to 3/31/11	20.47	0.06	4.29	4.35	(0.13)	—	(0.13)	4.22	24.69	21.42		280,485	1.48		1.49		0.29		11

Class C
4/1/14 to 3/31/15	$35.55	0.05	(0.92)	(0.87)	(0.06)	—	(0.06)	(0.93)	$34.62	(2.44)%		$60,813	2.12	%(13)	2.12%		0.14%		34%
4/1/13 to 3/31/14	28.84	(0.07)	6.78	6.71	—	—	—	6.71	35.55	23.23		62,738	2.14	(13)	2.14		(0.24)		15
4/1/12 to 3/31/13	25.34	(0.09)	3.59	3.50	—	—	—	3.50	28.84	13.81		54,236	2.16	(13)	2.16		(0.37)		19
4/1/11 to 3/31/12	24.02	(0.11)	1.43	1.32	—	—	—	1.32	25.34	5.50		56,287	2.21	(13)	2.20		(0.49)		22
4/1/10 to 3/31/11	19.93	(0.09)	4.18	4.09	—	—	—	4.09	24.02	20.52		62,174	2.23		2.24		(0.46)		11

Class I
4/1/14 to 3/31/15	$37.11	0.40	(0.92)	(0.52)	(0.41)	—	(0.41)	(0.93)	$36.18	(1.48)%		$176,005	1.12	%(13)	1.12%		1.08%		34%
4/1/13 to 3/31/14	29.97	0.25	7.05	7.30	(0.16)	—	(0.16)	7.14	37.11	24.52		145,115	1.14	(13)	1.14		0.77		15
4/1/12 to 3/31/13	26.25	0.17	3.71	3.88	(0.16)	—	(0.16)	3.72	29.97	14.89		108,736	1.16	(13)	1.16		0.63		19
4/1/11 to 3/31/12	24.72	0.12	1.50	1.62	(0.09)	—	(0.09)	1.53	26.25	6.56		68,764	1.21	(13)	1.20		0.50		22
4/1/10 to 3/31/11	20.49	0.11	4.30	4.41	(0.18)	—	(0.18)	4.23	24.72	21.74		54,919	1.23		1.24		0.53		11

Class R6
11/12/14(7) to 3/31/15	$36.99	0.08	(0.66)	(0.58)	(0.21)	—	(0.21)	(0.79)	$36.20	(1.57	)%(4)	$98	0.99	%(3)	0.99	%(3)	0.56	%(3)	34	%(4)
Growth & Income Fund
Class A
4/1/14 to 3/31/15	$21.94	0.17	1.84	2.01	(0.08)	(2.90)	(2.98)	(0.97)	$20.97	9.75%		$116,725	1.25%		1.36%		0.82%		345%
4/1/13 to 3/31/14	19.51	0.14	4.02	4.16	(0.10)	(1.63)	(1.73)	2.43	21.94	21.84		111,074	1.25		1.39		0.66		283
4/1/12 to 3/31/13	17.93	0.09	1.53	1.62	(0.04)	—	(0.04)	1.58	19.51	9.12		100,976	1.25		1.44		0.52		65
4/1/11 to 3/31/12	17.22	0.07	0.70	0.77	(0.06)	—	(0.06)	0.71	17.93	4.48		79,934	1.25		1.48		0.40		51
4/1/10 to 3/31/11	14.87	0.09	2.37	2.46	(0.11)	—	(0.11)	2.35	17.22	16.69		88,027	1.25		1.53		0.63		44

Class C
4/1/14 to 3/31/15	$20.60	0.01	1.72	1.73	(0.01)	(2.90)	(2.91)	(1.18)	$19.42	8.91%		$37,312	2.00%		2.12%		0.06%		345%
4/1/13 to 3/31/14	18.46	(0.02)	3.81	3.79	(0.02)	(1.63)	(1.65)	2.14	20.60	20.93		27,930	2.00		2.14		(0.09)		283
4/1/12 to 3/31/13	17.05	(0.04)	1.45	1.41	—	—	—	1.41	18.46	8.27		24,782	2.00		2.19		(0.23)		65
4/1/11 to 3/31/12	16.44	(0.05)	0.66	0.61	—	—	—	0.61	17.05	3.71		25,978	2.00		2.23		(0.35)		51
4/1/10 to 3/31/11	14.23	(0.02)	2.26	2.24	(0.03)	—	(0.03)	2.21	16.44	15.84		28,944	2.00		2.28		(0.12)		44

Class I
4/1/14 to 3/31/15	$21.90	0.22	1.85	2.07	(0.11)	(2.90)	(3.01)	(0.94)	$20.96	10.06%		$8,969	1.00%		1.11%		1.05%		345%
4/1/13 to 3/31/14	19.48	0.19	4.01	4.20	(0.15)	(1.63)	(1.78)	2.42	21.90	22.12		11,291	1.00		1.14		0.90		283
4/1/12 to 3/31/13	17.91	0.14	1.51	1.65	(0.08)	—	(0.08)	1.57	19.48	9.28		11,589	1.00		1.17		0.78		65
4/1/11 to 3/31/12	17.21	0.11	0.69	0.80	(0.10)	—	(0.10)	0.70	17.91	4.75		6,167	1.00		1.23		0.66		51
4/1/10 to 3/31/11	14.85	0.13	2.37	2.50	(0.14)	—	(0.14)	2.36	17.21	17.09		5,719	1.00		1.28		0.90		44

The footnote legend is at the end of the Financial Highlights.

See Notes to Financial Statements

VIRTUS EQUITY TRUST

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(2)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(1)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(10)		Ratio of Gross Expenses to Average Net Assets (before waivers and reimbursements)(10)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Mid-Cap Core Fund
Class A
4/1/14 to 3/31/15	$19.80	(0.07)	4.47	4.40	—	(1.20)	(1.20)	3.20	$23.00	22.75%	$13,080	1.35%		2.46%	(0.34)%	26%
4/1/13 to 3/31/14	17.49	(0.06)	2.68	2.62	—	(0.31)	(0.31)	2.31	19.80	15.17	3,027	1.35		3.08	(0.31)	30
4/1/12 to 3/31/13	15.80	0.19	1.86	2.05	(0.25)	(0.11)	(0.36)	1.69	17.49	13.21	1,691	1.35		3.92	1.20	62
4/1/11 to 3/31/12	14.71	0.01	1.11	1.12	—	(0.03)	(0.03)	1.09	15.80	7.65	945	1.35		4.61	0.07	27
4/1/10 to 3/31/11	12.57	— (5)	2.37	2.37	(0.04)	(0.19)	(0.23)	2.14	14.71	19.12	669	1.35		10.37	(0.01)	13

Class C
4/1/14 to 3/31/15	$19.23	(0.23)	4.32	4.09	—	(1.20)	(1.20)	2.89	$22.12	21.84%	$4,363	2.10%		2.83%	(1.10)%	26%
4/1/13 to 3/31/14	17.12	(0.18)	2.60	2.42	—	(0.31)	(0.31)	2.11	19.23	14.32	209	2.10		3.84	(1.01)	30
4/1/12 to 3/31/13	15.50	0.06	1.83	1.89	(0.16)	(0.11)	(0.27)	1.62	17.12	12.42	226	2.10		4.70	0.36	62
4/1/11 to 3/31/12	14.54	(0.09)	1.08	0.99	—	(0.03)	(0.03)	0.96	15.50	6.78	211	2.10		5.41	(0.65)	27
4/1/10 to 3/31/11	12.49	(0.10)	2.34	2.24	—	(0.19)	(0.19)	2.05	14.54	18.18	189	2.10		11.15	(0.76)	13

Class I
4/1/14 to 3/31/15	$19.89	(0.03)	4.51	4.48	—	(1.20)	(1.20)	3.28	$23.17	23.05%	$4,804	1.10%		2.17%	(0.16)%	26%
4/1/13 to 3/31/14	17.52	(0.01)	2.69	2.68	—	(0.31)	(0.31)	2.37	19.89	15.48	1,178	1.10		2.85	(0.08)	30
4/1/12 to 3/31/13	15.84	0.25	1.84	2.09	(0.30)	(0.11)	(0.41)	1.68	17.52	13.50	1,316	1.10		3.65	1.56	62
4/1/11 to 3/31/12	14.72	0.05	1.10	1.15	—	(0.03)	(0.03)	1.12	15.84	7.85	1,271	1.10		4.41	0.37	27
4/1/10 to 3/31/11	12.59	0.04	2.35	2.39	(0.07)	(0.19)	(0.26)	2.13	14.72	19.33	588	1.10		9.89	0.28	13
Mid-Cap Growth Fund
Class A
4/1/14 to 3/31/15	$21.30	(0.15)	2.34	2.19	—	(0.69)	(0.69)	1.50	$22.80	10.50%	$83,158	1.43	%(8)	1.46%	(0.71)%	27%
4/1/13 to 3/31/14	19.02	(0.15)	2.43	2.28	—	—	—	2.28	21.30	11.99	81,016	1.45		1.44	(0.74)	32
4/1/12 to 3/31/13	17.44	(0.08)	1.66	1.58	—	—	—	1.58	19.02	9.06	79,561	1.45		1.51	(0.49)	35
4/1/11 to 3/31/12	17.67	(0.10)	(0.13)	(0.23)	—	—	—	(0.23)	17.44	(1.30)	78,925	1.49	(9)	1.56	(0.64)	163
4/1/10 to 3/31/11	14.03	(0.13)	3.77	3.64	—	—	—	3.64	17.67	25.94	88,784	1.45		1.57	(0.85)	81

Class B
4/1/14 to 3/31/15	$18.01	(0.26)	1.96	1.70	—	(0.69)	(0.69)	1.01	$19.02	9.68%	$608	2.18	%(8)	2.21%	(1.46)%	27%
4/1/13 to 3/31/14	16.20	(0.25)	2.06	1.81	—	—	—	1.81	18.01	11.17	732	2.20		2.20	(1.49)	32
4/1/12 to 3/31/13	14.97	(0.18)	1.41	1.23	—	—	—	1.23	16.20	8.22	1,142	2.20		2.26	(1.26)	35
4/1/11 to 3/31/12	15.28	(0.19)	(0.12)	(0.31)	—	—	—	(0.31)	14.97	(2.03)	1,495	2.24	(9)	2.31	(1.40)	163
4/1/10 to 3/31/11	12.22	(0.19)	3.25	3.06	—	—	—	3.06	15.28	25.04	2,185	2.20		2.32	(1.48)	81

Class C
4/1/14 to 3/31/15	$18.01	(0.26)	1.96	1.70	—	(0.69)	(0.69)	1.01	$19.02	9.68%	$5,976	2.18	%(8)	2.21%	(1.46)%	27%
4/1/13 to 3/31/14	16.21	(0.26)	2.06	1.80	—	—	—	1.80	18.01	11.10	5,233	2.20		2.19	(1.49)	32
4/1/12 to 3/31/13	14.97	(0.18)	1.42	1.24	—	—	—	1.24	16.21	8.28	4,850	2.20		2.26	(1.24)	35
4/1/11 to 3/31/12	15.28	(0.19)	(0.12)	(0.31)	—	—	—	(0.31)	14.97	(2.03)	4,849	2.24	(9)	2.31	(1.40)	163
4/1/10 to 3/31/11	12.22	(0.21)	3.27	3.06	—	—	—	3.06	15.28	25.04	5,389	2.20		2.32	(1.63)	81

The footnote legend is at the end of the Financial Highlights.

See Notes to Financial Statements

VIRTUS EQUITY TRUST

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(2)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(1)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(10)		Ratio of Gross Expenses to Average Net Assets (before waivers and reimbursements)(10)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Mid-Cap Growth Fund
(Continued)
Class I
4/1/14 to 3/31/15	$21.66	(0.10)	2.39	2.29	—	(0.69)	(0.69)	1.60	$23.26	10.79%	$3,288	1.18%		1.21%	(0.46)%	27%
4/1/13 to 3/31/14	19.30	(0.10)	2.46	2.36	—	—	—	2.36	21.66	12.23	2,324	1.20		1.19	(0.49)	32
4/1/12 to 3/31/13	17.65	(0.04)	1.69	1.65	—	—	—	1.65	19.30	9.35	1,932	1.20		1.26	(0.24)	35
4/1/11 to 3/31/12	17.83	(0.06)	(0.12)	(0.18)	—	—	—	(0.18)	17.65	(1.01)	1,831	1.24	(9)	1.31	(0.37)	163
4/1/10 to 3/31/11	14.12	(0.09)	3.80	3.71	—	—	—	3.71	17.83	26.27	1,519	1.20		1.32	(0.61)	81
Quality Large-Cap Value
Fund
Class A
4/1/14 to 3/31/15	$13.93	0.10	1.49	1.59	(0.12)	—	(0.12)	1.47	$15.40	11.45%	$55,215	1.35%		1.42%	0.71%	56%
4/1/13 to 3/31/14	11.96	0.10	1.98	2.08	(0.11)	—	(0.11)	1.97	13.93	17.50	49,275	1.35		1.43	0.81	23
4/1/12 to 3/31/13	10.76	0.13	1.18	1.31	(0.11)	—	(0.11)	1.20	11.96	12.36	48,193	1.35		1.47	1.19	32
4/1/11 to 3/31/12	10.36	0.12	0.37	0.49	(0.09)	—	(0.09)	0.40	10.76	4.84	40,936	1.35		1.53	1.19	17
4/1/10 to 3/31/11	9.18	0.09	1.21	1.30	(0.12)	—	(0.12)	1.18	10.36	14.40	44,331	1.35		1.58	0.96	29

Class C
4/1/14 to 3/31/15	$13.67	0.01	1.43	1.44	(0.08)	—	(0.08)	1.36	$15.03	10.64%	$20,383	2.10%		2.16%	0.07%	56%
4/1/13 to 3/31/14	11.77	0.01	1.94	1.95	(0.05)	—	(0.05)	1.90	13.67	16.56	3,803	2.10		2.18	0.05	23
4/1/12 to 3/31/13	10.60	0.04	1.18	1.22	(0.05)	—	(0.05)	1.17	11.77	11.57	3,452	2.10		2.23	0.42	32
4/1/11 to 3/31/12	10.21	0.04	0.37	0.41	(0.02)	—	(0.02)	0.39	10.60	4.06	3,186	2.10		2.28	0.43	17
4/1/10 to 3/31/11	9.05	0.02	1.20	1.22	(0.06)	—	(0.06)	1.16	10.21	13.56	3,819	2.10		2.33	0.20	29

Class I
4/1/14 to 3/31/15	$13.93	0.14	1.49	1.63	(0.16)	—	(0.16)	1.47	$15.40	11.72%	$9,776	1.10%		1.17%	0.96%	56%
4/1/13 to 3/31/14	11.97	0.13	1.97	2.10	(0.14)	—	(0.14)	1.96	13.93	17.70	9,546	1.10		1.18	0.99	23
4/1/12 to 3/31/13	10.76	0.20	1.15	1.35	(0.14)	—	(0.14)	1.21	11.97	12.73	30,360	1.10		1.12	1.73	32
4/1/11 to 3/31/12	10.36	0.15	0.37	0.52	(0.12)	—	(0.12)	0.40	10.76	5.11	1,398	1.10		1.28	1.46	17
4/1/10 to 3/31/11	9.18	0.12	1.20	1.32	(0.14)	—	(0.14)	1.18	10.36	14.67	522	1.10		1.33	1.27	29
Quality Small-Cap Fund
Class A
4/1/14 to 3/31/15	$16.74	0.09	1.38	1.47	(0.03)	(1.57)	(1.60)	(0.13)	$16.61	9.33%	$74,738	1.28	%(6)	1.28%	0.54%	24%
4/1/13 to 3/31/14	13.91	0.04	2.84	2.88	(0.05)	—	(0.05)	2.83	16.74	20.78	137,496	1.32	(6)	1.32	0.24	24
4/1/12 to 3/31/13	13.22	0.16	0.78	0.94	(0.25)	—	(0.25)	0.69	13.91	7.37	118,376	1.42	(6)	1.34	1.29	16	(12)
4/1/11 to 3/31/12	12.38	0.18	0.77	0.95	(0.11)	—	(0.11)	0.84	13.22	7.73	120,962	1.42	(6)	1.34	1.45	19
4/1/10 to 3/31/11	9.98	0.16	2.38	2.54	(0.14)	—	(0.14)	2.40	12.38	25.72	105,975	1.48	(8)(9)	1.50	1.50	28

Class C
4/1/14 to 3/31/15	$16.65	(0.02)	1.35	1.33	—	(1.57)	(1.57)	(0.24)	$16.41	8.49%	$25,634	2.03	%(6)	2.03%	(0.12)%	24%
4/1/13 to 3/31/14	13.89	(0.08)	2.84	2.76	—	—	—	2.76	16.65	19.87	27,132	2.07	(6)	2.07	(0.52)	24
4/1/12 to 3/31/13	13.20	0.07	0.77	0.84	(0.15)	—	(0.15)	0.69	13.89	6.57	23,793	2.17	(6)	2.09	0.56	16	(12)
4/1/11 to 3/31/12	12.36	0.08	0.78	0.86	(0.02)	—	(0.02)	0.84	13.20	6.96	22,765	2.17	(6)	2.09	0.66	19
4/1/10 to 3/31/11	9.97	0.09	2.37	2.46	(0.07)	—	(0.07)	2.39	12.36	24.75	22,174	2.21	(8)(9)	2.22	0.83	28

The footnote legend is at the end of the Financial Highlights.

See Notes to Financial Statements

VIRTUS EQUITY TRUST

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(2)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(1)		Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(10)		Ratio of Gross Expenses to Average Net Assets (before waivers and reimbursements)(10)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate
Quality Small-Cap Fund
(Continued)
Class I
4/1/14 to 3/31/15	$16.77	0.16	1.35	1.51	(0.07)	(1.57)	(1.64)	(0.13)	$16.64	9.59%		$163,082	1.03	%(6)	1.03%		0.97%		24%
4/1/13 to 3/31/14	13.92	0.08	2.84	2.92	(0.07)	—	(0.07)	2.85	16.77	21.06		104,149	1.07	(6)	1.07		0.49		24
4/1/12 to 3/31/13	13.23	0.15	0.82	0.97	(0.28)	—	(0.28)	0.69	13.92	7.64		91,502	1.17	(6)	1.10		1.19		16	(12)
4/1/11 to 3/31/12	12.38	0.22	0.77	0.99	(0.14)	—	(0.14)	0.85	13.23	8.08		200,302	1.17	(6)	1.09		1.77		19
4/1/10 to 3/31/11	9.99	0.18	2.38	2.56	(0.17)	—	(0.17)	2.39	12.38	25.89		143,333	1.23	(8)(9)	1.26		1.73		28
Small-Cap Core Fund
Class A
4/1/14 to 3/31/15	$24.19	0.03	3.07	3.10	—	(1.64)	(1.64)	1.46	$25.65	13.28%		$67,696	1.34%		1.34%		0.12%		28%
4/1/13 to 3/31/14	21.41	(0.02)	2.84	2.82	(0.03)	(0.01)	(0.04)	2.78	24.19	13.17		162,302	1.39		1.39		(0.09)		31
4/1/12 to 3/31/13	20.07	0.10	1.75	1.85	(0.18)	(0.33)	(0.51)	1.34	21.41	9.64		143,293	1.37		1.37		0.52		15	(12)
4/1/11 to 3/31/12	18.82	0.20	1.66	1.86	(0.02)	(0.59)	(0.61)	1.25	20.07	10.17		77,327	1.34		1.34		1.08		10
4/1/10 to 3/31/11	14.81	0.01	4.00	4.01	—	—	—	4.01	18.82	27.08		35,679	1.47	(9)	1.47		0.04		22

Class C
4/1/14 to 3/31/15	$21.99	(0.11)	2.74	2.63	—	(1.64)	(1.64)	0.99	$22.98	12.44%		$33,735	2.09%		2.09%		(0.50)%		28%
4/1/13 to 3/31/14	19.58	(0.18)	2.60	2.42	— (5)	(0.01)	(0.01)	2.41	21.99	12.35		33,437	2.14		2.14		(0.84)		31
4/1/12 to 3/31/13	18.38	(0.04)	1.61	1.57	(0.04)	(0.33)	(0.37)	1.20	19.58	8.84		27,641	2.12		2.12		(0.23)		15	(12)
4/1/11 to 3/31/12	17.40	0.03	1.54	1.57	—	(0.59)	(0.59)	0.98	18.38	9.33		15,517	2.09		2.09		0.15		10
4/1/10 to 3/31/11	13.79	(0.11)	3.72	3.61	—	—	—	3.61	17.40	26.18		10,067	2.24	(9)	2.24		(0.74)		22

Class I
4/1/14 to 3/31/15	$24.95	0.13	3.14	3.27	—	(1.64)	(1.64)	1.63	$26.58	13.57%		$248,933	1.08%		1.08%		0.53%		28%
4/1/13 to 3/31/14	22.04	0.04	2.92	2.96	(0.04)	(0.01)	(0.05)	2.91	24.95	13.44		242,400	1.14		1.14		0.19		31
4/1/12 to 3/31/13	20.65	0.13	1.83	1.96	(0.24)	(0.33)	(0.57)	1.39	22.04	9.92		164,483	1.12		1.12		0.63		15	(12)
4/1/11 to 3/31/12	19.33	0.21	1.75	1.96	(0.05)	(0.59)	(0.64)	1.32	20.65	10.45		142,101	1.09		1.09		1.11		10
4/1/10 to 3/31/11	15.17	0.06	4.10	4.16	—	—	—	4.16	19.33	27.42		108,117	1.22	(9)	1.22		0.37		22

Class R6
11/12/14(7) to 3/31/15	$25.99	0.12	1.36	1.48	—	(0.88)	(0.88)	0.60	$26.59	5.83	%(4)	$106	0.97	%(3)	0.97	%(3)	1.18	%(3)	28	%(4)
Small-Cap Sustainable
Growth Fund
Class A
4/1/14 to 3/31/15	$16.97	(0.13)	2.46	2.33	—	(1.76)	(1.76)	0.57	$17.54	14.56%		$83,611	1.50%		1.57%		(0.76)%		27%
4/1/13 to 3/31/14	14.92	(0.15)	2.68	2.53	—	(0.48)	(0.48)	2.05	16.97	17.15		94,902	1.50		1.56		(0.93)		23
4/1/12 to 3/31/13	12.95	(0.03)	2.00	1.97	—	—	—	1.97	14.92	15.21		70,107	1.61	(8)	1.67		(0.24)		24
4/1/11 to 3/31/12	11.03	(0.10)	2.06	1.96	(0.04)	—	(0.04)	1.92	12.95	17.83	(11)	77,384	1.65	(6)	1.65		(0.84)		46
4/1/10 to 3/31/11	9.51	(0.02)	1.54	1.52	—	—	—	1.52	11.03	15.98		55,662	1.67	(9)	1.91		(0.17)		17

Class C
4/1/14 to 3/31/15	$16.03	(0.24)	2.30	2.06	—	(1.76)	(1.76)	0.30	$16.33	13.68%		$15,594	2.25%		2.32%		(1.51)%		27%
4/1/13 to 3/31/14	14.22	(0.26)	2.55	2.29	—	(0.48)	(0.48)	1.81	16.03	16.29		13,298	2.25		2.31		(1.68)		23
4/1/12 to 3/31/13	12.44	(0.12)	1.90	1.78	—	—	—	1.78	14.22	14.31		7,555	2.36	(8)	2.42		(0.96)		24
4/1/11 to 3/31/12	10.64	(0.18)	1.98	1.80	—	—	—	1.80	12.44	16.92	(11)	7,490	2.40	(6)	2.40		(1.58)		46
4/1/10 to 3/31/11	9.24	(0.09)	1.49	1.40	—	—	—	1.40	10.64	15.15		5,981	2.42	(9)	2.67		(0.93)		17

The footnote legend is at the end of the Financial Highlights.

See Notes to Financial Statements

VIRTUS EQUITY TRUST

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

Net Asset Value, Beginning of Period	Net Investment Income (Loss)(2)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(1)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(10)	Ratio of Gross Expenses to Average Net Assets (before waivers and reimbursements)(10)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Small-Cap Sustainable
Growth Fund (Continued)
Class I
4/1/14 to 3/31/15	$17.08	(0.08)	2.46	2.38	—	(1.76)	(1.76)	0.62	$17.70	14.83%	$35,058	1.25%	1.32%	(0.47)%	27%
4/1/13 to 3/31/14	14.98	(0.11)	2.69	2.58	—	(0.48)	(0.48)	2.10	17.08	17.42	20,685	1.25	1.30	(0.68)	23
4/1/12 to 3/31/13	12.96	(0.01)	2.03	2.02	—	—	—	2.02	14.98	15.59	10,026	1.36	(8)	1.42	(0.04)	24
4/1/11 to 3/31/12	11.04	(0.06)	2.05	1.99	(0.07)	—	(0.07)	1.92	12.96	18.03	(11)	9,698	1.40	(6)	1.40	(0.55)	46
4/1/10 to 3/31/11	9.52	(0.01)	1.56	1.55	(0.03)	—	(0.03)	1.52	11.04	16.26	3,195	1.42	(9)	1.88	(0.05)	17
Strategic Growth Fund
Class A
4/1/14 to 3/31/15	$12.41	(0.03)	2.40	2.37	—	(0.55)	(0.55)	1.82	$14.23	19.29%	$433,635	1.28	%(13)	1.28%	(0.22)%	28%
4/1/13 to 3/31/14	10.45	(0.01)	2.00	1.99	(0.03)	—	(0.03)	1.96	12.41	19.11	399,131	1.28	(13)	1.28	(0.11)	26
4/1/12 to 3/31/13	10.05	0.03	0.37	0.40	—	—	—	0.40	10.45	3.98	373,069	1.34	(13)	1.34	0.31	20
4/1/11 to 3/31/12	9.79	(0.02)	0.28	0.26	—	—	—	0.26	10.05	2.66	409,555	1.35	(13)	1.35	(0.25)	115
4/1/10 to 3/31/11	8.48	(0.03)	1.71	1.68	—	(0.37)	(0.37)	1.31	9.79	20.90	447,994	1.44	(8)	1.44	(0.34)	82

Class B
4/1/14 to 3/31/15	$10.56	(0.11)	2.03	1.92	—	(0.55)	(0.55)	1.37	$11.93	18.40%	$2,205	2.03	%(13)	2.03%	(0.98)%	28%
4/1/13 to 3/31/14	8.93	(0.08)	1.71	1.63	—	—	—	1.63	10.56	18.25	2,682	2.03	(13)	2.03	(0.86)	26
4/1/12 to 3/31/13	8.66	(0.04)	0.31	0.27	—	—	—	0.27	8.93	3.12	3,236	2.09	(13)	2.09	(0.46)	20
4/1/11 to 3/31/12	8.49	(0.08)	0.25	0.17	—	—	—	0.17	8.66	2.00	4,617	2.10	(13)	2.10	(1.01)	115
4/1/10 to 3/31/11	7.46	(0.08)	1.48	1.40	—	(0.37)	(0.37)	1.03	8.49	19.97	6,449	2.20	(8)	2.20	(1.09)	82

Class C
4/1/14 to 3/31/15	$10.57	(0.11)	2.02	1.91	—	(0.55)	(0.55)	1.36	$11.93	18.28%	$11,999	2.02	%(13)	2.02%	(0.97)%	28%
4/1/13 to 3/31/14	8.94	(0.08)	1.71	1.63	—	—	—	1.63	10.57	18.23	6,329	2.03	(13)	2.03	(0.86)	26
4/1/12 to 3/31/13	8.66	(0.04)	0.32	0.28	—	—	—	0.28	8.94	3.23	5,993	2.09	(13)	2.09	(0.44)	20
4/1/11 to 3/31/12	8.50	(0.08)	0.24	0.16	—	—	—	0.16	8.66	1.88	6,707	2.10	(13)	2.10	(1.00)	115
4/1/10 to 3/31/11	7.46	(0.08)	1.49	1.41	—	(0.37)	(0.37)	1.04	8.50	20.11	7,507	2.20	(8)	2.20	(1.09)	82
Class I
4/1/14 to 3/31/15	$12.64	—	(5)	2.44	2.44	—	(0.55)	(0.55)	1.89	$14.53	19.50%	$8,595	1.02	%(13)	1.02%	0.03%	28%
4/1/13 to 3/31/14	10.64	0.02	2.04	2.06	(0.06)	—	(0.06)	2.00	12.64	19.45	5,532	1.03	(13)	1.03	0.14	26
4/1/12 to 3/31/13	10.21	0.06	0.37	0.43	—	—	—	0.43	10.64	4.21	5,650	1.09	(13)	1.09	0.57	20
4/1/11 to 3/31/12	9.92	—	0.29	0.29	—	—	—	0.29	10.21	2.92	4,733	1.10	(13)	1.10	0.00	115
4/1/10 to 3/31/11	8.56	(0.01)	1.74	1.73	—	(0.37)	(0.37)	1.36	9.92	21.29	4,350	1.20	(8)	1.19	(0.09)	82
Tactical Allocation Fund
Class A
4/1/14 to 3/31/15	$10.06	0.21	0.15	0.36	(0.20)	(0.47)	(0.67)	(0.31)	$9.75	3.60%	$180,435	1.30%	1.30%	2.09%	69%
4/1/13 to 3/31/14	9.88	0.22	1.13	1.35	(0.21)	(0.96)	(1.17)	0.18	10.06	14.84	195,509	1.29	1.29	2.22	61
4/1/12 to 3/31/13	9.47	0.21	0.53	0.74	(0.22)	(0.11)	(0.33)	0.41	9.88	8.00	186,662	1.30	1.30	2.26	94
4/1/11 to 3/31/12	9.08	0.14	0.38	0.52	(0.13)	—	(0.13)	0.39	9.47	5.88	189,926	1.30	1.30	1.59	128
4/1/10 to 3/31/11	8.18	0.13	0.90	1.03	(0.13)	—	(0.13)	0.90	9.08	12.78	196,705	1.36	1.36	1.59	126

The footnote legend is at the end of the Financial Highlights.

See Notes to Financial Statements

VIRTUS EQUITY TRUST

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(2)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(1)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(10)	Ratio of Gross Expenses to Average Net Assets (before waivers and reimbursements)(10)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Tactical Allocation Fund
(Continued)
Class B
4/1/14 to 3/31/15	$10.18	0.14	0.15	0.29	(0.12)	(0.47)	(0.59)	(0.30)	$9.88	2.83%	$379	2.05%	2.05%	1.37%	69%
4/1/13 to 3/31/14	9.98	0.15	1.14	1.29	(0.13)	(0.96)	(1.09)	0.20	10.18	13.87	585	2.04	2.04	1.48	61
4/1/12 to 3/31/13	9.56	0.14	0.54	0.68	(0.15)	(0.11)	(0.26)	0.42	9.98	7.30	802	2.05	2.05	1.51	94
4/1/11 to 3/31/12	9.17	0.07	0.39	0.46	(0.07)	—	(0.07)	0.39	9.56	5.02	1,165	2.05	2.05	0.82	128
4/1/10 to 3/31/11	8.26	0.07	0.91	0.98	(0.07)	—	(0.07)	0.91	9.17	11.94	1,697	2.11	2.11	0.85	126

Class C
4/1/14 to 3/31/15	$10.27	0.13	0.16	0.29	(0.13)	(0.47)	(0.60)	(0.31)	$9.96	2.81%	$6,328	2.04%	2.04%	1.29%	69%
4/1/13 to 3/31/14	10.07	0.15	1.15	1.30	(0.14)	(0.96)	(1.10)	0.20	10.27	13.90	3,785	2.04	2.04	1.46	61
4/1/12 to 3/31/13	9.65	0.15	0.53	0.68	(0.15)	(0.11)	(0.26)	0.42	10.07	7.17	3,021	2.05	2.05	1.51	94
4/1/11 to 3/31/12	9.25	0.08	0.38	0.46	(0.06)	—	(0.06)	0.40	9.65	5.06	2,381	2.05	2.05	0.87	128
4/1/10 to 3/31/11	8.33	0.07	0.92	0.99	(0.07)	—	(0.07)	0.92	9.25	11.96	1,580	2.11	2.11	0.83	126

Footnote Legend:

(1)	Sales charges, where applicable, are not reflected in the total return calculation.
(2)	Computed using average shares outstanding.
(3)	Annualized.
(4)	Not annualized.
(5)	Amount is less than $0.005.
(6)	See Note 3D in the Notes to Financial Statements for information on recapture of expenses previously waived.
(7)	Inception date.
(8)	Represents a blended ratio.
(9)	Net expense ratio includes extraordinary expenses.
(10)	For Funds which may invest in other funds the annualized expense ratios do not reflect the fees and expenses associated with the underlying funds.
(11)	Includes the effect of a distribution from a Fair Fund settlement. Without this effect, the total return would have been 16.55% for Class A shares, 15.60% for Class C shares and 17.03% for Class I shares.
(12)	Portfolio turnover calculation excludes security transactions distributed as a result of a redemption-in-kind.
(13)	The Fund is currently under its expense limitation.

See Notes to Financial Statements

VIRTUS EQUITY TRUST

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2015

Note	1. Organization

Virtus Equity Trust (the “Trust”) is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

As of the date of this report, 11 diversified funds of the Trust are offered for sale, of which ten (the “Funds”) are reported in this annual report. Each Fund’s investment objective is outlined on the respective Fund’s summary page. There is no guarantee that the Funds will achieve their objectives.

All of the Funds offer Class A shares and Class C shares. All Funds with the exception of the Tactical Allocation Fund offer Class I shares. Class R6 shares are offered by the Contrarian Value Fund and the Small-Cap Core Fund. Class B shares are no longer available for purchase by new or existing shareholders, except by existing shareholders through Qualifying Transactions. For more information regarding Qualifying Transactions refer to the prospectus.

Class A shares are sold with a front-end sales charge of up to 5.75% with some exceptions. Generally, Class A shares are not subject to any charges by the Funds when redeemed; however, a 1% contingent deferred sales charge (“CDSC”) may be imposed on certain redemptions made within a certain period following purchases on which a finder’s fee has been paid. The period for which the CDSC applies for the Funds is 18 months. The CDSC period begins on the last day of the month preceding the month in which the purchase was made.

Class B shares are sold with a CDSC, which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a 1% CDSC, applicable if redeemed within one year of purchase. Class I and Class R6 shares are sold without a front-end sales charge or CDSC.

Class R6 shares are only available to participants in employer-sponsored retirement plans, such as 401(k) plans, profit-sharing plans, defined benefit plans and other employer-directed plans. Class R6 shares do not carry sales commissions or pay Rule 12b-1 fees.

Virtus Mutual Funds may impose an annual fee on accounts having balances of less than $2,500. The small account fee may be waived in certain circumstances, as disclosed in the prospectuses and/or statements of additional information. The fees collected will be used to offset certain expenses of the Funds.

Each Class of shares has identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each Class bears different distribution and/or service fees under a Board-approved 12b-1 and/or shareholder service plan and has exclusive voting rights with respect to such plan. Class I and Class R6 shares are not subject to a 12b-1 plan. Income and other expenses as well as realized and unrealized gains and losses of each Fund are borne pro rata by the holders of each Class of shares.

Note	2. Significant Accounting Policies

The significant accounting policies consistently followed by the Trust in the preparation of its financial statements are summarized below and for derivatives, included in Note 3 below. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and those differences could be significant.

A.	Security Valuation

Security valuation procedures for each Fund, which include nightly price variance as well as back-testing such as bi-weekly unchanged price, monthly secondary source and transaction analysis, have been approved by the Board of Trustees (the “Board”, or the “Trustees”). All internally fair valued securities are approved by a valuation committee (the “Valuation Committee”) appointed by the Board. The Valuation Committee is comprised of certain members of management as identified to the Board and convenes independently from portfolio management. All internally fair valued securities are updated daily and reviewed in detail by the Valuation Committee monthly unless changes occur within the period. The Valuation Committee reviews the validity of the model inputs and any changes to the model. Fair valuations are reviewed by the Board at least quarterly.

Each Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Funds’ policy is to recognize transfers between levels at the end of the reporting period.

• Level 1 –	quoted prices in active markets for identical securities (security types generally include listed securities).

• Level 2 –	prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

• Level 3 –	prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments).

A description of the valuation techniques applied to a Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are not widely traded, are illiquid, or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.

Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that a Fund calculates its net asset value (“NAV”) (at the close of regular trading on the New York Stock Exchange (“NYSE”), generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases the Fund fair values non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S.

VIRTUS EQUITY TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

MARCH 31, 2015

markets for investments such as ADRs, financial futures, ETFs, and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.

Debt securities, including restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing which considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, and current day trade information, as well as dealer supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments, such as mortgage-backed and asset-backed securities, may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities, and therefore indicative bids from dealers are utilized which are based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt securities that are not widely traded, are illiquid, or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.

Listed derivatives, such as options, that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts (OTC), which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds are valued as of the close of regular trading on the NYSE each business day. Both are categorized as Level 1 in the hierarchy.

A summary of the inputs used to value a Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for each Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

B.	Security Transactions and Investment Income

Security transactions are recorded on the trade date. Realized gains and losses from the sale of securities are determined on the identified cost basis. Dividend income is recognized on the ex-dividend date or, in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. Each Fund amortizes premiums and accretes discounts using the effective interest method.

Dividend income from REIT investments is recorded using management’s estimate of the income included in distributions received from the REIT investments. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

C.	Income Taxes

Each Fund is treated as a separate taxable entity. It is the intention of each Fund to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.

Certain Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Each Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests.

Management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. As of March 31, 2015, the tax years that remain subject to examination by the major tax jurisdictions under the statute of limitations are from the year 2012 forward (with limited exceptions).

D.	Distributions to Shareholders

Distributions are recorded by each Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences may include the treatment of non-taxable dividends, market premium and discount, non-deductible expenses, expiring capital loss carryovers, foreign currency gain or loss, gain or loss on futures contracts, partnerships, operating losses and losses deferred due to wash sales. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital paid in on shares of beneficial interest.

E.	Expenses

Expenses incurred together by a fund and other affiliated mutual funds are allocated in proportion to the net assets of each such fund, except where allocation of direct expenses to each fund or an alternative allocation method can be more appropriately used.

In addition to the net annual operating expenses that a fund bears directly, the shareholders of a fund indirectly bear the fund’s pro-rata expenses of any underlying mutual funds in which a fund invests.

F.	Foreign Currency Translation

Non-U.S. investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and the date it is paid is treated as a gain or loss on foreign currency. The Funds do not isolate that portion of the results of operations arising from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

VIRTUS EQUITY TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

MARCH 31, 2015

G.	Loan Agreements

Certain Funds may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. Loan agreements are generally non-investment grade and often involve borrowers that are highly leveraged. The Funds may invest in obligations of borrowers who are in bankruptcy proceedings. Loan agreements are typically senior in the corporate capital structure of the borrower. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When investing in loan participations, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan participation and only upon receipt by the lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan.

A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. Loan agreements may involve foreign borrowers and investments may be denominated in foreign currencies. Direct indebtedness of emerging countries involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling, to pay the principal and interest when due.

The loan agreements have floating rate loan interests which generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally LIBOR (London Interbank Offered Rate), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. When a loan agreement is purchased the Fund may pay an assignment fee. On an ongoing basis, the Funds may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan agreement. Prepayment penalty fees are received upon the prepayment of a loan agreement by a borrower. Prepayment penalty, facility, commitment, consent and amendment fees are recorded to income as earned or paid.

At March 31, 2015, all loan agreements held by the Funds are assignment loans.

H.	Securities Lending

Certain Funds may loan securities to qualified brokers through an agreement with Brown Brothers Harriman (“BBH”), as a third party lending agent. Under the terms of the agreement, a Fund is required to maintain collateral with a market value not less than 100% of the market value of loaned securities. Collateral is adjusted daily in connection with changes in the market value of securities on loan. Collateral may consist of cash and securities issued by the U.S. Government or its agencies. Cash collateral is invested in a short-term money market fund. Dividends earned on the collateral and premiums paid by the broker are recorded as income by the Fund net of fees and rebates charged by BBH for its services as securities lending agent and in connection with this securities lending program. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities or in the declining value of the collateral.

At March 31, 2015, the following Funds had securities on loan ($ reported in thousands):

	Market Value	Cash Collateral
Contrarian Value Fund	$428	$437
Mid-Cap Core Fund	305	311
Mid-Cap Growth Fund	2,509	2,653
Quality Large-Cap Value Fund	1,231	1,256
Strategic Growth Fund	3,021	3,083
Tactical Allocation Fund	4,286	4,391

Note	3. Derivative Financial Instruments and Transactions

($ reported in thousands)

Disclosures about derivative instruments and hedging activities are intended to enable investors to understand how and why a Fund uses derivatives, how derivatives are accounted for, and how derivative instruments affect a fund’s results of operations and financial position. Summarized below are such disclosures and accounting policies for each specific type of derivative instrument used by certain Funds.

Futures Contracts: A futures contract is an agreement between two parties to purchase (long) or sell (short) a security at a set price for delivery on a future date. Upon entering into a futures contract, a Fund is required to pledge to the broker an amount of cash and/or securities equal to the “initial margin” requirements of the futures exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund for financial statement purposes on a daily basis as unrealized gains or losses. When the contract expires or is closed, gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed is realized. This is presented in the Statement of Operations as net realized gain (loss) on futures contracts.

A Fund utilizes equity index futures to equitize residual cash balances, where possible, in order to reduce tracking error from the referenced index. The use of index futures contracts exposes the Fund to equity price risk. In addition to the following risks: 1) the use of futures may result in larger losses or smaller gains than the use of more traditional investments, 2) the prices of futures and the price movements of the securities that the future is intended to simulate may not correlate well, 3) the Fund’s success in using futures will be dependent upon the subadviser’s ability to correctly predict such price movements, 4) liquidity of futures can be adversely affected by market factors, and the prices of such securities may move in unexpected ways, and 5) if the Fund cannot close out a futures position, it may be compelled to continue to make daily cash payments to the broker to meet margin requirements, thus increasing transaction costs.

Options Contracts: An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed-upon price. Certain Funds may purchase or write both put and call options on portfolio securities for hedging

VIRTUS EQUITY TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

MARCH 31, 2015

purposes or to facilitate the rapid implementation of investment strategies if the Fund anticipates a significant market or sector advance. The Funds are subject to equity price risk in the normal course of pursuing their investment objectives. The Funds may use options contracts to hedge against changes in the values of equities.

When a Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When a Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. Holdings of the Fund designated to cover outstanding written options are noted in the Schedules of Investments. Purchased options are reported as an asset within “Investment in securities at value” on the Statement of Assets and Liabilities. Options written are reported as a liability within “Written options outstanding at value.” Changes in value of the purchased option are included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations. Changes in value of written options are included in “Net change in unrealized appreciation (depreciation) on written options.”

If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in “Net realized gain (loss) on investments” in the Statement of Operations. Gain or loss on written options is presented separately as “Net realized gain (loss) on written options” in the Statement of Operations.

The risk in writing call options is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing put options is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying options is that the Fund pays a premium whether or not the option is exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. Writers (sellers) of options are subject to unlimited risk of loss, as the seller will be obligated to deliver or take delivery of the security at a predetermined price which may, upon exercise of the option, be significantly different from the then-market value.
The Growth and Income Fund utilizes equity index futures to equitize residual cash balances, where possible, in order to reduce tracking error from the S&P 500® Index. The Growth & Income Fund invests in written covered call options contracts in an attempt to manage equity price risk and with the purpose of generating realized gains.

Written options transactions held by Growth & Income Fund, during the year ended March 31, 2015, were as follows:

	Calls		Puts
	Number of Contracts	Premiums received	Number of Contracts	Premiums received
Written Options outstanding at March 31, 2014	—	$—	—	$—
Options written	9,015	330	9,015	3,666
Options closed	(5,126)	(194)	(5,126)	(2,035)
Options expired	(2,644)	(91)	(2,644)	(1,226)
Options exercised	—	—	—	—

Written Options outstanding at March 31, 2015	1,245	$45	1,245	$405

The following is a summary of the Trust’s derivative instrument holdings categorized by primary risk exposure (equity contracts) in the financial statements as of March 31, 2015:

Statements of Assets and Liabilities
Growth & Income
Assets: Purchased options at value	$64 (1)
Liabilities: Written options at value	(365)

Net asset (liability) balance	$(301)

Statements of Operations
	Growth & Income
Net realized gain (loss) on purchased options	$(1,269	)(2)
Net realized gain (loss) on futures	114
Net realized gain (loss) on written options	3,482
Net change in unrealized appreciation (depreciation) on purchased options	$(102	)(3)
Net change in unrealized appreciation (depreciation) on futures	(5)
Net change in unrealized appreciation (depreciation) on written options	$85

Total net realized and unrealized gain (loss)	$2,305

(1)	Amount included in Investment Securities at value.
(2)	Amount included in Net realized gain (loss) on investments.
(3)	Amount included in Net change in unrealized appreciation (depreciation) on investments.

For the year ended March 31, 2015, Growth & Income Fund’s average volume of futures were $846, the average daily premiums paid by the Fund for purchased options were $50, and the average daily premiums received for written call options by the Fund were $(111).

Note	4. Investment Advisory Fees and Related Party Transactions

($ reported in thousands except as noted)

A.	Adviser

Virtus Investment Advisers, Inc. (the “Adviser”), an indirect wholly-owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), is the adviser to the Trust. The Adviser manages the Funds’ investment program and general operations of the Funds, including oversight of the Funds’ subadvisers.

VIRTUS EQUITY TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

MARCH 31, 2015

As compensation for its services to the Funds, the Adviser is entitled to a fee based upon the following annual rates as a percentage of the average daily net assets of each Fund:

Quality Small-Cap Fund	0.70%
Small-Cap Core Fund	0.75

	First $1 Billion	$1+ Billion through $2 Billion	$2+ Billion
Growth & Income Fund	0.75%	0.70%	0.65%
Mid-Cap Core Fund	0.80	0.75	0.70
Quality Large-Cap Value Fund*	0.75	0.70	0.65
Strategic Growth Fund	0.70	0.65	0.60
Tactical Allocation Fund	0.70	0.65	0.60

	First $400 Million	$400+ Million through $1 Billion	$1+ Billion
Small-Cap Sustainable Growth Fund	0.90%	0.85%	0.80%

	First $500 Million	Over $500 Million
Mid-Cap Growth Fund	0.80%	0.70%

	First $1 Billion	Over $1 Billion
Contrarian Value Fund	0.75%	0.70%

B.	Subadvisers

The subadvisers manage the investments of each Fund for which they are paid a fee by the Adviser. A list of the subadvisers and the Funds they serve is as follows:

Fund	Subadviser	Fund	Subadviser
Contrarian Value Fund	Sasco Capital, Inc.	Strategic Growth Fund	Kayne(1)(2)
Mid-Cap Growth Fund	Kayne(1)(2)	Small-Cap Core Fund	Kayne(1)(2)
Growth & Income Fund	Rampart Investment Management Company, LLC(2)	Small-Cap Sustainable Growth Fund	Kayne(1)(2)
Mid-Cap Core Fund	Kayne(1)(2)	Tactical Allocation Fund (Fixed Income Portfolio)	Newfleet Asset Management LLC(2)
Quality Large-Cap Value Fund	Kayne(1)(2)	Tactical Allocation Fund (Equity and Cash Portfolio)	Euclid Advisors LLC(2)
Quality Small-Cap Fund	Kayne(1)(2)

(1)	Kayne Anderson Rudnick Investment Management, LLC.
(2)	An indirect wholly-owned subsidiary of Virtus.

C.	Expense Limits and Fee Waivers

The Adviser has voluntarily agreed to limit certain Funds’ operating expenses (excluding interest, taxes, extraordinary expenses and acquired fund fees and expenses) so that such expenses do not exceed the following percentages of the average annual daily net asset values for the following Funds.

	Class A	Class B	Class C	Class I	Class R6
Contrarian Value Fund	1.48%	N/A	2.23%	1.23%	1.07%
Growth & Income Fund	1.25	N/A	2.00	1.00	—
Mid-Cap Core Fund	1.35	N/A	2.10	1.10	—
Mid-Cap Growth Fund(1)	1.40	2.15%	2.15	1.15	—
Quality Large-Cap Value Fund	1.35	N/A	2.10	1.10	—
Quality Small-Cap Fund	1.42	N/A	2.17	1.17	—
Small-Cap Sustainable Growth Fund	1.50	N/A	2.25	1.25	—
Strategic Growth Fund	1.47	2.22	2.22	1.22	—

(1)	Effective December 1, 2014. For the period April 1, 2014 to November 30, 2014, the expense caps were as follows for Class A, Class B, Class C and Class I, respectively: 1.45%, 2.20%, 2.20%, and 1.20%.

The Adviser may discontinue these voluntary expense caps at any time.

D.	Expense Recapture

For certain Funds the Adviser may recapture operating expenses waived or reimbursed under these arrangements, within three fiscal years following the end of the fiscal year in which such waiver or reimbursement occurred. The Fund must pay its ordinary operating expenses before the Adviser is entitled to any reimbursement and must remain in compliance with applicable expense limitations. All or a portion of the following Adviser reimbursed expenses may be recaptured as follows:

	Fiscal Year Ended
	2015	2016	2017	Total
Growth & Income Fund	$193	$168	$175	$536
Mid-Cap Core Fund	72	69	77	218
Mid-Cap Growth Fund	52	—	21	73
Quality Large-Cap Value Fund	41	34	45	120
Small-Cap Sustainable Growth Fund	46	63	79	188

VIRTUS EQUITY TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

MARCH 31, 2015

E.	Distributor

VP Distributors, LLC (“VP Distributors”), an indirect wholly-owned subsidiary of Virtus, serves as the distributor of each Fund’s shares. VP Distributors has advised the Funds that for the year ended March 31, 2015, it retained net commissions of $705 for Class A shares and deferred sales charges of $10, $—1, $28 for Class A shares, Class B shares and Class C shares, respectively.

In addition, each Fund pays VP Distributors distribution and/or service fees under a Board-approved 12b-1 and/or shareholder service plans, as a percentage of the average daily net assets of each respective class at the annual rates as follows: Class A shares 0.25%; Class B shares 1.00%; Class C shares 1.00%; Class I shares and Class R6 shares are not subject to a 12b-1 plan.

Under certain circumstances, shares of certain Virtus Mutual Funds may be exchanged for shares of the same class of certain other Virtus Mutual Funds on the basis of the relative NAV per share at the time of the exchange. On exchanges with share classes that carry a CDSC, the CDSC schedule of the original shares purchased continues to apply.

1 Amount is less than $500.

F.	Administrator and Transfer Agent

Virtus Fund Services, LLC, an indirect wholly-owned subsidiary of Virtus, serves as the administrator and transfer agent of the Trust.

For the year ended March 31, 2015, the Funds incurred administration fees totaling $2,100 which are included in the Statements of Operations.

For the year ended March 31, 2015, the Funds incurred transfer agent fees totaling $2,490 which are included in the Statements of Operations. A portion of these fees was paid to outside entities that also provide services to the Trust.

G.	Affiliated Shareholders

($ reported in thousands except shares)

At March 31, 2015, Virtus and its affiliates held shares of certain Funds which may be redeemed at any time that aggregated the following:

	Shares	Aggregate Net Assets
Contrarian Value Fund
Class R6	2,719	$98
Growth & Income Fund
Class I	4,699	98
Quality Large-Cap Value Fund
Class A	9,746	150
Class I	4,005	62
Quality Small-Cap Fund
Class A	23,665	393
Small-Cap Core Fund
Class A	9,531	244
Class R6	3,980	106
Strategic Growth Fund
Class A	5,380	77

Note	5. Purchases and Sales of Securities

($ reported in thousands)

Purchases and sales of securities (excluding U.S. Government and agency securities, futures contracts, written options, and short-term investments) during the period ended March 31, 2015, were as follows:

	Purchases	Sales
Contrarian Value Fund	$155,275	$162,918
Growth & Income Fund	525,063	523,930
Mid-Cap Core Fund	16,875	1,904
Mid-Cap Growth Fund	23,525	28,671
Quality Large-Cap Value Fund	53,503	39,308
Quality Small-Cap Fund	61,644	91,880
Small-Cap Core Fund	104,784	229,788
Small-Cap Sustainable Growth Fund	31,004	44,156
Strategic Growth Fund	120,824	157,446
Tactical Allocation Fund	122,970	140,658

The Tactical Allocation Fund had purchases of $8,736 and sales of $4,502 of long-term U.S. Government and agency securities during the year ended March 31, 2015.

VIRTUS EQUITY TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

MARCH 31, 2015

Note	6. Capital Share Transactions

(reported in thousands)

Transactions in shares of capital stock, during the periods ended as indicated below, were as follows:

	Contrarian Value Fund						Growth & Income Fund
	Year Ended March 31, 2015				Year Ended March 31, 2014		Year Ended March 31, 2015		Year Ended March 31, 2014
	SHARES		AMOUNT		SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT

Class A
Sale of shares	2,188		$82,667		1,127	$37,178	760	$16,096	874	$18,256
Reinvestment of distributions	44		1,669		18	527	668	13,856	367	7,643
Shares repurchased	(3,732)		(136,460)		(2,385)	(77,262)	(926)	(19,490)	(1,353)	(27,264)

Net Increase / (Decrease)	(1,500)		$(52,124)		(1,240)	$(39,557)	502	$10,462	(112)	$(1,365)

Class C
Sale of shares	284		$10,150		145	$4,630	652	$12,787	107	$2,077
Reinvestment of distributions	2		82		—	—	179	3,472	95	1,859
Shares repurchased	(294)		(10,354)		(261)	(8,076)	(267)	(5,239)	(187)	(3,659)

Net Increase / (Decrease)	(8)		$(122)		(116)	$(3,446)	564	$11,020	15	$277

Class I
Sale of shares	2,860		$107,915		1,388	$44,685	185	$3,875	70	$1,438
Reinvestment of distributions	47		1,767		17	521	52	1,070	31	643
Shares repurchased	(1,953)		(71,804)		(1,123)	(36,367)	(324)	(6,891)	(181)	(3,713)

Net Increase / (Decrease)	954		$37,878		282	$8,839	(87)	$(1,946)	(80)	$(1,632)

Class R6
Sale of shares	3		$100		—	$—	—	$—	—	$—
Reinvestment of distributions	—		1		—	—	—	—	—	—
Plan of Reorganization	—	(1)	—	(2)	—	—	—	—	—	—
Shares repurchased	(—	)(1)	(—	)(2)	—	—	—	—	—	—

Net Increase / (Decrease)	3		$101		—	$—	—	$—	—	$—

	Mid-Cap Core Fund						Mid-Cap Growth Fund
	Year Ended March 31, 2015				Year Ended March 31, 2014		Year Ended March 31, 2015		Year Ended March 31, 2014
	SHARES		AMOUNT		SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT

Class A
Sale of shares	475		$10,540		109	$2,035	110	$2,344	164	$3,334
Reinvestment of distributions	12		252		2	38	110	2,366	—	—
Shares repurchased	(71)		(1,524)		(55)	(1,039)	(377)	(8,041)	(542)	(10,855)

Net Increase / (Decrease)	416		$9,268		56	$1,034	(157)	$(3,331)	(378)	$(7,521)

Class B
Sale of shares	—		—		—	—	5	$86	—	$— (2)
Reinvestment of distributions	—		—		—	—	1	22	—	—
Shares repurchased	—		—		—	—	(15)	(264)	(30)	(501)

Net Increase / (Decrease)	—		—		—	—	(9)	$(156)	(30)	$(501)

Class C
Sale of shares	193		$4,199		11	$201	58	$1,082	33	$561
Reinvestment of distributions	1		17		— (1)	4	9	164	—	—
Shares repurchased	(7)		(149)		(14)	(258)	(43)	(760)	(41)	(716)

Net Increase / (Decrease)	187		$4,067		(3)	$(53)	24	$486	(8)	$(155)

Class I
Sale of shares	167		$3,744		5	$87	47	$1,038	15	$292
Reinvestment of distributions	3		73		1	19	4	82	—	—
Shares repurchased	(22)		(482)		(22)	(406)	(17)	(377)	(7)	(150)

Net Increase / (Decrease)	148		$3,335		(16)	$(300)	34	$743	8	$142

(1)	Amount is less than 500.
(2)	Amount is less than $500.

VIRTUS EQUITY TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

MARCH 31, 2015

	Quality Large-Cap Value Fund						Quality Small-Cap Fund
	Year Ended March 31, 2015				Year Ended March 31, 2014		Year Ended March 31, 2015		Year Ended March 31, 2014
	SHARES		AMOUNT		SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT

Class A
Sale of shares	989		$14,924		185	$2,348	653	$10,653	1,578	$24,479
Reinvestment of distributions	23		343		25	309	573	9,196	28	389
Shares repurchased	(964)		(13,926)		(702)	(8,936)	(4,939)	(77,763)	(1,902)	(29,349)

Net Increase / (Decrease)	48		$1,341		(492)	$(6,279)	(3,713)	$(57,914)	(296)	$(4,481)

Class C
Sale of shares	1,633		$23,964		46	$585	82	$1,303	151	$2,367
Reinvestment of distributions	4		53		1	13	136	2,159	—	—
Shares repurchased	(559)		(8,347)		(62)	(785)	(285)	(4,536)	(234)	(3,598)

Net Increase / (Decrease)	1,078		$15,670		(15)	$(187)	(67)	$(1,074)	(83)	$(1,231)

Class I
Sale of shares	259		$3,952		49	$620	5,510	$87,064	2,033	$31,530
Reinvestment of distributions	6		95		14	176	739	11,872	22	298
Shares repurchased	(316)		(4,764)		(1,915)	(24,006)	(2,658)	(42,585)	(2,418)	(37,542)

Net Increase / (Decrease)	(51)		$(717)		(1,852)	$(23,210)	3,591	$56,351	(363)	$(5,714)

	Small-Cap Core Fund						Small-Cap Sustainable Growth Fund
	Year Ended March 31, 2015				Year Ended March 31, 2014		Year Ended March 31, 2015		Year Ended March 31, 2014
	SHARES		AMOUNT		SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT

Class A
Sale of shares	602		$14,755		2,997	$67,656	563	$9,348	1,560	$25,926
Reinvestment of distributions	260		6,316		11	242	483	8,023	138	2,239
Shares repurchased	(4,932)		(118,454)		(2,991)	(69,413)	(1,870)	(30,777)	(804)	(13,309)

Net Increase / (Decrease)	(4,070)		$(97,383)		17	$(1,515)	(824)	$(13,406)	894	$14,856

Class C
Sale of shares	172		$3,806		465	$9,565	285	$4,550	425	$6,726
Reinvestment of distributions	100		2,214		1	10	77	1,190	17	260
Shares repurchased	(325)		(7,140)		(356)	(7,627)	(236)	(3,673)	(143)	(2,237)

Net Increase / (Decrease)	(53)		$(1,120)		110	$1,948	126	$2,067	299	$4,749

Class I
Sale of shares	5,315		$132,629		7,040	$166,807	1,481	$25,094	879	$14,663
Reinvestment of distributions	563		14,278		10	215	113	1,902	19	313
Shares repurchased	(6,227)		(158,129)		(4,799)	(116,092)	(824)	(13,716)	(356)	(5,869)

Net Increase / (Decrease)	(349)		$(11,222)		2,251	$50,930	770	$13,280	542	$9,107

Class R6
Sale of Shares	4		$100		—	$—	—	$—	—	$—
Reinvestment of distributions	—		3		—	—	—	—	—	—
Plan of Reorganization	—	(1)	—	(2)	—	—	—	—	—	—
Shares repurchased	(—	)(1)	(—	)(2)	—	—	—	—	—	—

Net Increase / (Decrease)	4		$103		—	$—	—	$—	—	$—

(1)	Amount is less than 500.
(2)	Amount is less than $500.

VIRTUS EQUITY TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

MARCH 31, 2015

	Strategic Growth Fund				Tactical Allocation Fund
	Year Ended March 31, 2015		Year Ended March 31, 2014		Year Ended March 31, 2015		Year Ended March 31, 2014
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT

Class A
Sale of shares	562	$7,544	397	$4,550	401	$3,958	669	$6,590
Reinvestment of distributions	1,110	15,178	92	961	1,141	11,298	2,045	19,333
Shares repurchased	(3,340)	(44,320)	(4,040)	(46,396)	(2,461)	(24,297)	(2,171)	(21,292)

Net Increase / (Decrease)	(1,668)	$(21,598)	(3,551)	$(40,885)	(919)	$(9,041)	543	$4,631

Class B
Sale of shares	— (1)	$2	2	$20	1	$11	1	$13
Reinvestment of distributions	9	107	—	—	3	26	7	69
Shares repurchased	(78)	(872)	(110)	(1,082)	(23)	(229)	(31)	(311)

Net Increase / (Decrease)	(69)	$(763)	(108)	$(1,062)	(19)	$(192)	(23)	$(229)

Class C
Sale of shares	522	$6,126	31	$301	438	$4,389	127	$1,273
Reinvestment of distributions	24	275	—	—	23	229	32	313
Shares repurchased	(139)	(1,575)	(102)	(1,000)	(194)	(1,957)	(91)	(913)

Net Increase / (Decrease)	407	$4,826	(71)	$(699)	267	$2,661	68	$673

Class I
Sale of shares	196	$2,703	114	$1,318	—	$—	—	$—
Reinvestment of distributions	19	272	3	28	—	—	—	—
Shares repurchased	(61)	(829)	(210)	(2,542)	—	—	—	—

Net Increase / (Decrease)	154	$2,146	(93)	$(1,196)	—	$—	—	$—

(1)	Amount is less than 500.

Note	7. 10% Shareholders

At March 31, 2015, certain Funds had individual shareholder accounts, and/or omnibus shareholder accounts (comprised of a group of individual shareholders), which individually amounted to more than 10% of the total shares outstanding of each such Fund as detailed below:

	% of Shares Outstanding	Number of Accounts
Contrarian Value Fund	11%	1
Mid-Cap Core Fund	41	2
Quality Small-Cap Fund	41	2
Small-Cap Core Fund	40	2

Note	8. Indemnifications

Under the Trust’s organizational documents, its Trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Each Trustee has entered into an indemnification agreement with the Trust. In addition, in the normal course of business, the Funds enter into contracts that provide a variety of indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds and that have not occurred. However, the Funds have not had prior claims or losses pursuant to these arrangements and expect the risk of loss to be remote.

Note	9. Federal Income Tax Information

($ reported in thousands)

At March 31, 2015, federal tax cost and aggregate gross unrealized appreciation (depreciation) of securities held by the Funds were as follows:

Fund	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Contrarian Value Fund	$319,984	$134,747	$(25,559)	$109,188
Growth & Income Fund - Investments (Including Purchased Options)	162,470	1,386	(1,256)	130
Growth & Income Fund - Written Options	(365)	—	—	—
Mid-Cap Core Fund	19,875	2,410	(179)	2,231
Mid-Cap Growth Fund	73,418	24,707	(2,370)	22,337
Quality Large-Cap Value Fund	66,801	21,207	(1,111)	20,096
Quality Small-Cap Fund	181,208	83,115	(635)	82,480
Small-Cap Core Fund	246,652	106,526	(4,303)	102,223
Small-Cap Sustainable Growth Fund	98,785	38,793	(592)	38,201
Strategic Growth Fund	291,552	171,835	(3,303)	168,532
Tactical Allocation Fund	167,199	31,093	(5,018)	26,075

VIRTUS EQUITY TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

MARCH 31, 2015

Certain Funds have capital loss carryovers available to offset future realized capital gains, through the indicated expiration dates:

	Expiration Year
	2017	2018	2019	Total
Contrarian Value Fund	—	$24,969	$6,954	$31,923
Growth & Income Fund	$370	—	—	370
Quality Large-Cap Value Fund	9,406	8,384	—	17,790
Quality Small-Cap Fund	9,310	—	—	9,310
Small-Cap Core Fund	5,362	—	—	5,362
Small-Cap Sustainable Growth Fund	—	928	—	928

The Trust may not realize the benefit of these losses to the extent each Fund does not realize gains on investments prior to the expiration of the capital loss carryovers. Growth & Income Fund’s, Quality Large-Cap Value Fund’s, Quality Small-Cap Fund’s, Small-Cap Core Fund’s, Small-Cap Sustainable Growth Fund’s and Strategic Growth Fund’s amounts include losses acquired in connection with prior year mergers. Utilization of these capital loss carryovers is subject to annual limitations.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized for tax years beginning after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

For the year ended March 31, 2015, certain Funds utilized losses deferred in prior years against current year capital gains as follows:

Fund
Contrarian Value Fund	$38,816
Growth & Income Fund	1,108
Quality Large-Cap Value Fund	8,178
Quality Small-Cap Fund	4,655
Small-Cap Core Fund	2,681
Small-Cap Sustainable Growth Fund	384
Strategic Growth Fund	7,089

Capital losses realized after October 31 and certain late year ordinary losses may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended March 31, 2015, certain Funds deferred and recognized post-October losses as follows:

	Late Year Ordinary Losses Deferred	Late Year Ordinary Losses Recognized	Capital Loss Deferred	Capital Loss Recognized
Mid-Cap Core Fund	$14	—	$1	—
Mid-Cap Growth Fund	190	197	—	—
Quality Large-Cap Value Fund	—	—	282	17
Small-Cap Sustainable Growth Fund	124	353	—	—
Strategic Growth Fund	122	174	—	—
Tactical Allocation Fund	161	—	—	—

The components of distributable earnings on a tax basis (excluding unrealized appreciation (depreciation) which is disclosed above) consist of the following:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains
Contrarian Value Fund	$1,454	—
Growth & Income Fund	13,095	$13,746
Mid-Cap Core Fund	—	168
Mid-Cap Growth Fund	—	1,383
Quality Large-Cap Value Fund	225	—
Quality Small-Cap Fund	1,679	12,580
Small-Cap Core Fund	1,322	20,058
Small-Cap Sustainable Growth Fund	—	2,646
Strategic Growth Fund	—	9,034
Tactical Allocation Fund	—	8,132

The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gain distributions reported in the Statements of Changes in Net Assets, if any, are reported as ordinary income for federal tax purposes. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

VIRTUS EQUITY TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

MARCH 31, 2015

The tax character of dividends and distributions paid during the years ended March 31, 2015 and 2014 was as follows:

		Ordinary Income	Long-Term Capital Gains	Total
Contrarian Value Fund	2015	$4,094	—	$4,094
	2014	1,207	—	1,207
Growth & Income Fund	2015	443	$19,807	20,250
	2014	660	10,874	11,534
Mid-Cap Core Fund	2015	64	285	349
	2014	2	62	64
Mid-Cap Growth Fund	2015	—	2,836	2,836
	2014	—	—	—
Quality Large-Cap Value Fund	2015	543	—	543
	2014	641	—	641
Quality Small-Cap Fund	2015	691	25,014	25,705
	2014	860	—	860
Small-Cap Core Fund	2015	3,770	21,634	25,404
	2014	557	102	659
Small-Cap Sustainable Growth Fund	2015	—	12,166	12,166
	2014	—	3,163	3,163
Strategic Growth Fund	2015	—	17,401	17,401
	2014	1,108	—	1,108
Tactical Allocation Fund	2015	6,076	6,813	12,889
	2014	4,003	18,159	22,162

Note	10. Reclassification of Capital Accounts

($ reported in thousands)

For financial reporting purposes, book basis capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Permanent reclassifications can arise from differing treatment of certain income and gain transactions, nondeductible current year net operating losses, expiring capital loss carryovers and investments in passive foreign investment companies. The reclassifications have no impact on the net assets or net asset value of the Funds. As of March 31, 2015, the Funds recorded reclassifications to increase (decrease) the accounts as listed below:

	Capital Paid in on Shares of Beneficial Interest			Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
Contrarian Value Fund	$	(—	)(1)	$— (1)	—
Growth & Income Fund		(—	)(1)	5	(5)
Mid-Cap Core Fund		(—	)(1)	11	(11)
Mid-Cap Growth Fund		(578)		658	(80)
Quality Small-Cap Fund		—	(1)	(14)	14
Small-Cap Core Fund		(—	)(1)	—	— (1)
Small-Cap Sustainable Growth Fund		(451)		1,157	(706)
Strategic Growth Fund		(1,073)		1,069	4
Tactical Allocation Fund		(—	)(1)	(374)	374

(1)	Amount is less than $500

Note	11. Illiquid and Restricted Securities

Investments are generally considered illiquid if they cannot be disposed of within seven days in the ordinary course of business at the approximate amount at which such securities have been valued by the Fund. Additionally, the following information is also considered in determining liquidity: the frequency of trades and quotes for the investment, whether the investment is listed for trading on a recognized domestic exchange and/or whether two or more brokers are willing to purchase or sell the security at a comparable price, the extent of market making activity in the investment and the nature of the market for investment. Illiquid securities are footnoted as such at the end of each Fund’s Schedule of Investments where applicable. However, a portion of such footnoted securities could be liquid where it is determined that some, though not all, of the position could be disposed of within seven days in the ordinary course of business at the approximate amount at which such securities have been valued by the Fund.

Restricted securities are illiquid securities, as defined above, not registered under the Securities Act of 1933, as amended (the “1933 Act”). Generally, 144A securities are excluded from this category, except where defined as illiquid.

Each Fund will bear any costs, including those involved in registration under the 1933 Act, in connection with the disposition of such securities.

At March 31, 2015, the Funds did not hold any securities that were both illiquid and restricted.

Note	12. Credit Risk and Asset Concentrations

In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a Fund’s ability to repatriate such amounts.

VIRTUS EQUITY TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

MARCH 31, 2015

High-yield/high-risk securities typically entail greater price volatility and/or principal and interest rate risk. There is a greater chance that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of high-yield/high-risk securities may be complex, and as a result, it may be more difficult for the Adviser and/or subadvisers to accurately predict risk.

Certain Funds may invest a high percentage of their assets in specific sectors of the market in the pursuit of their investment objectives. Fluctuations in these sectors of concentration may have a greater impact on a Fund, positive or negative, than if a Fund did not concentrate its investments in such sectors.

At March 31, 2015, the Funds listed held securities issued by various companies in specific sectors as detailed below:

Fund	Sector	Percentage of Total Investments
Contrarian Value Fund	Materials	32%
Growth & Income Fund	Financials	40%
Mid-Cap Core Fund	Industrials	25%
Mid-Cap Growth Fund	Information Technology	30%
Quality Small-Cap Fund	Information Technology	29%
Small-Cap Core Fund	Information Technology	26%
Small-Cap Sustainable Growth Fund	Information Technology	30%
Strategic Growth Fund	Information Technology	36%

Note	13. Regulatory Matters and Litigation

From time to time, the Funds’ investment adviser and/or its affiliates and/or subadvisers may be involved in litigation and arbitration as well as examinations and investigations by various regulatory bodies, including the SEC, involving compliance with, among other things, securities laws, client investment guidelines, laws governing the activities of broker-dealers and other laws and regulations affecting their products and other activities. At this time, the Funds’ investment adviser believes that the outcomes of such matters are not likely, either individually or in the aggregate, to be material to these financial statements.

As part of an SEC non-public, confidential investigation of a matter entitled – In the Matter of F-SQUARED INVESTMENTS INC., the SEC staff informed the Funds’ investment adviser that it was inquiring into whether it had violated securities laws or regulations with respect to circumstances related to that matter.

Note	14. Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of

Virtus Equity Trust and

Shareholders of the Funds, as defined:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Virtus Contrarian Value Fund (formerly Virtus Mid-Cap Value Fund), Virtus Growth & Income Fund, Virtus Mid-Cap Core Fund, Virtus Mid-Cap Growth Fund, Virtus Quality Large-Cap Value Fund, Virtus Quality Small-Cap Fund, Virtus Small-Cap Core Fund, Virtus Small-Cap Sustainable Growth Fund, Virtus Strategic Growth Fund and Virtus Tactical Allocation Fund (each a fund of Virtus Equity Trust, hereafter referred to as the “Funds”) at March 31, 2015, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

May 21, 2015

VIRTUS EQUITY TRUST

TAX INFORMATION NOTICE (Unaudited)

MARCH 31, 2015

For the fiscal year ended March 31, 2015, the Funds make the following disclosures for federal income tax purposes. Below is listed the percentages, or the maximum amount allowable, of its ordinary income dividends (“QDI”) to qualify for the lower tax rates applicable to individual shareholders, and the percentage of ordinary income dividends earned by the Funds which qualify for the dividends received deduction (“DRD”) for corporate shareholders. The Funds designate the amounts below as long-term capital gains dividends (“LTCG”) ($ reported in thousands), or if subsequently different, the amounts will be designated in the next annual report. The actual percentages for the calendar year will be designated in the year-end tax statements.

	QDI	DRD	LTCG
Contrarian Value Fund	100%	100%	$—
Growth & Income Fund	19	19	18,309
Mid-Cap Core Fund	100	100	411
Mid-Cap Growth Fund	—	—	3,330
Quality Large-Cap Value Fund	100	100	—
Quality Small-Cap Fund	100	100	26,788
Small-Cap Core Fund	100	100	33,054
Small-Cap Sustainable Growth Fund	—	—	9,127
Strategic Growth Fund	—	—	26,435
Tactical Allocation Fund	65	42	11,820

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS

BY THE BOARD OF TRUSTEES

The Board of Trustees (the “Board”) of Virtus Equity Trust (the “Trust”) is responsible for determining whether to approve the continuation of the investment advisory agreement (the “Advisory Agreement”) between the Trust and Virtus Investment Advisers, Inc. (“VIA”) and of each subadvisory agreement (each, a “Subadvisory Agreement” and collectively, the “Subadvisory Agreements”) (together with the Advisory Agreement, the “Agreements”) with respect to the funds of the Trust, including Virtus Growth & Income Fund, Virtus Mid-Cap Core Fund, Virtus Mid-Cap Growth Fund, Virtus Contrarian Value Fund, Virtus Quality Large-Cap Value Fund, Virtus Quality Small-Cap Fund, Virtus Small-Cap Core Fund, Virtus Small-Cap Sustainable Growth Fund, Virtus Strategic Growth Fund, and Virtus Tactical Allocation Fund (individually and collectively, the “Funds”) of the Trust. At an in-person meeting held November 12-14, 2014, the Board, including a majority of the Trustees who are not interested persons of the Trust as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, (the “Independent Trustees”), considered and approved the continuation of each Agreement due for renewal, as further discussed below. In addition, prior to the Meeting, the Independent Trustees met with their independent legal counsel to discuss and consider the information provided by management and submitted questions to management, and they considered the responses provided.

In connection with the approval of the Agreements, the Board requested and evaluated information provided by VIA and each subadviser (each, a “Subadviser” and collectively, the “Subadvisers”) which, in the Board’s view, constituted information necessary for the Board to form a judgment as to whether the renewal of each of the Agreements would be in the best interests of each applicable Fund and its respective shareholders. The Board also considered information furnished throughout the year at regular Board meetings with respect to the services provided by VIA and the Subadvisers, including quarterly performance reports prepared by management containing reviews of investment results and periodic presentations from the Subadvisers with respect to the Fund(s) they manage. The Board noted the affiliation of certain of the Subadvisers with VIA and any potential conflicts of interest.

The Board was separately advised by independent legal counsel throughout the process. For each Agreement, the Board considered all the criteria separately with respect to the applicable Fund and its shareholders. In their deliberations, the Board considered various factors, including those discussed below, none of which were controlling, and each Trustee may have attributed different weights to the various factors. The Board also discussed the proposed approval of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Agreements with respect to each Fund, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Funds by VIA and each of the Subadvisers; (2) the performance of the Funds as compared to an appropriate peer group and an appropriate index; (3) the level and method of computing each Fund’s advisory and subadvisory fees, and comparisons of the Funds’ advisory fee rates with those of a group of funds with similar investment objectives; (4) the profitability of VIA under the Advisory Agreement; (5) any “fall-out” benefits to VIA, the Subadvisers and their affiliates (i.e., ancillary benefits realized by VIA, the Subadvisers or their affiliates from VIA’s or the applicable Subadviser’s relationship with the Trust); (6) the anticipated effect of growth in size on each Fund’s performance and expenses; (7) fees paid to VIA and the Subadvisers by comparable accounts, as applicable; (8) possible conflicts of interest; and (9) the terms of the Agreements.

Nature, Extent and Quality of Services

The Trustees received in advance of the meeting information from VIA and each Subadviser, including completed questionnaires, concerning a number of topics, including such company’s investment philosophy, resources, operations and compliance structure. The Trustees also received a presentation by VIA’s senior management personnel, during which among other items, VIA’s history, investment process, investment strategies, personnel, compliance procedures and the firm’s overall performance were reviewed and discussed. The Trustees noted that the Funds are managed using a “manager of managers” structure that generally involves the use of one or more subadvisers to manage some or all of a Fund’s portfolio. Under this structure, VIA is responsible for the management of the Funds’ investment programs and for evaluating and selecting subadvisers on an ongoing basis and making any recommendations to the Board regarding hiring, retaining or replacing subadvisers. In considering the Agreement with VIA, the Board considered VIA’s process for supervising and managing the Funds’ subadvisers, including (a) VIA’s ability to select and monitor the subadvisers; (b) VIA’s ability to provide the services necessary to monitor the subadvisers’ compliance with the Funds’ respective investment objectives, policies and restrictions as well as provide other oversight activities; and (c) VIA’s ability and willingness to identify instances in which a subadviser should be replaced and to carry out the required changes. The Trustees also considered: (a) the experience and capability of VIA’s management and other personnel; (b) the financial condition of VIA, and whether it had the financial wherewithal to provide a high level and quality of services to the Funds; (c) the quality of VIA’s own regulatory and legal compliance policies, procedures and systems; (d) the nature, extent and quality of administrative and other services provided by VIA and its affiliates to the Funds; (e) VIA’s supervision of the Funds’ other service providers; and (f) VIA’s risk management processes. It was noted that affiliates of VIA serve as administrator and distributor to the Funds. The Board also took into account its knowledge of VIA’s management and the quality of the performance of VIA’s duties through Board meetings, discussions and reports during the preceding year, as well as information from the Trust’s Chief Compliance Officer (“CCO”) regarding the Funds’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940.

With respect to the services provided by each of the Subadvisers, the Board considered information provided to the Board by each Subadviser, including each Subadviser’s Form ADV, as well as information provided throughout the past year. With respect to the Subadvisory Agreements, the Board noted that each Subadviser provided portfolio management, compliance with the respective Funds’ investment policies and procedures, compliance with applicable securities laws and assurances thereof. The Board also noted that VIA’s and the Subadvisers’ management of the Funds is subject to the oversight of the Board and must be carried out in accordance with the investment objectives, policies and restrictions set forth in the Funds’ prospectuses and statement of additional information. In considering the renewal of the Subadvisory Agreements, the Board also considered each Subadviser’s investment management process, including (a) the experience and capability of the Subadviser’s management and other personnel committed by the Subadviser to the respective Funds; (b) the financial condition of the Subadviser; (c) the quality of the Subadviser’s regulatory and legal compliance policies, procedures and systems; and (d) the Subadviser’s brokerage and trading practices, including with respect to best execution and soft dollars. The Board also took into account each Subadviser’s risk assessment and monitoring process. The Board noted each Subadviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate.

After considering all of the information provided to them, the Trustees concluded that the nature, extent and quality of the services provided by VIA and each Subadviser were satisfactory and that there was a reasonable basis on which to conclude that each would continue to provide a high quality of investment services to the applicable Fund.

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS

BY THE BOARD OF TRUSTEES (Continued)

Investment Performance

The Board considered performance reports and discussions at Board meetings throughout the year, as well as a report (the “Lipper Report”) for the Funds prepared by Lipper Inc. (“Lipper”), an independent third party provider of investment company data, furnished in connection with the contract renewal process. The Lipper Report presented each Fund’s performance relative to a peer group of other mutual funds (the “Performance Universe”) and relevant indexes, as selected by Lipper. The Board also considered performance information presented by management and took into account management’s discussion of the same, including the effect of market conditions on each Fund’s performance. The Board evaluated each Fund’s performance in the context of the considerations that a “manager of managers” structure requires. The Board noted that it also reviews on a quarterly basis detailed information about both the Funds’ performance results and portfolio composition, as well as each Subadviser’s investment strategy. The Board noted VIA’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of each Subadviser. The Board also noted each Subadviser’s performance record with respect to a Fund. The Board was mindful of VIA’s focus on each Subadviser’s performance and noted VIA’s performance in monitoring and responding to any performance issues with respect to the Funds. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Fund.

The Board considered, among other performance data, the information set forth below with respect to the performance of each Fund for the period ended September 30, 2014.

Virtus Growth & Income Fund. The Board noted that the Fund underperformed the median of its Performance Universe and its benchmark for the 1-, 3-, 5- and 10- year periods.

Virtus Mid-Cap Core Fund. The Board noted that the Fund outperformed the median of its Performance Universe for the 1- year period and underperformed the median of its Performance Universe for the 3- and 5 year periods. The Board also noted that the Fund underperformed its benchmark for the 1-,3-, and 5- year periods.

Virtus Mid-Cap Growth Fund. The Board noted that the Fund underperformed the median of its Performance Universe and underperformed its benchmark for the 1-, 3-, 5- and 10- year periods.

Virtus Contrarian Value Fund. The Board noted that the Fund underperformed the median of its Performance Universe for the 1- year period and outperformed the median of its Performance Universe for the 3-, 5- and 10- year periods. The Board also noted that the Fund underperformed its benchmark for the 1-, 3-, 5-, and 10- year periods.

Virtus Quality Large-Cap Value Fund. The Board noted that the Fund underperformed the median of its Performance Universe and underperformed its benchmark for the 1-, 3- and 5- year periods.

Virtus Quality Small-Cap Fund. The Board noted that the Fund underperformed the median of its Performance Universe for the 1-, 3-, and 5- year periods . The Board also noted that the Fund outperformed its benchmark for the 5- year period and underperformed its benchmark for the 1- , and 3-year periods.

Virtus Small-Cap Core Fund. The Board noted that the Fund outperformed the median of its Performance Universe for the 1-year period and underperformed the median of its Performance Universe for the 3-, 5- and 10- year periods. The Board also noted that the Fund underperformed its benchmark for the 1-, 3-, 5- and 10- year periods.

Virtus Small-Cap Sustainable Growth Fund. The Board noted that the Fund underperformed the median of its Performance Universe and underperformed its benchmark for the 1-, 3- and 5- year periods.

Virtus Strategic Growth Fund. The Board noted that the Fund underperformed the median of its Performance Universe for the 1-, 3-, 5- and 10- year periods. The Board also noted that the Fund underperformed its benchmark for the 1-, 3-, 5- and 10- year periods.

Virtus Tactical Allocation Fund. The Board noted that the Fund outperformed the median of its Performance Universe for the 1-, 3-, 5-, and 10- year periods The Board also noted that the Fund underperformed its benchmark for the 1-, 5- and 10- year periods and outperformed its benchmark for the 3-year period.

With respect to certain Funds, including Virtus Mid-Cap Growth Fund, Virtus Quality Large-Cap Value Fund, Virtus Small-Cap Sustainable Growth Fund and Virtus Strategic Growth Fund, the Board also considered management’s discussion about the reasons for each Fund’s underperformance relative to its peer group or benchmark. With respect to the Growth & Income Fund, the Board also considered that the shareholders of the Fund had been asked to approve a change in the Subadviser, which had not yet occurred. After reviewing these and related factors, the Board concluded that each Fund’s overall performance, or reasons for underperformance, was satisfactory.

Management Fees and Total Expenses

The Board considered the fees charged to the Funds for advisory services as well as the total expense levels of the Funds. This information included comparisons of each Fund’s net management fee and total expense level to those of its peer group (the “Expense Group”). In comparing each Fund’s net management fee to that of comparable funds, the Board noted that in the materials presented such fee included both advisory and administrative fees. The Board also noted that certain of the Funds had fee waivers and/or expense caps in place to limit the total expenses incurred by those Funds and their shareholders. The Board also noted that the subadvisory fees were paid by VIA out of its management fees rather than paid separately by the Funds. In this regard, the Board took into account management’s discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by VIA after payment of the subadvisory fee. The Board also took into account the size of each of the Funds and the impact on expenses. The Subadvisers provided, and the Board considered, expense information of comparable accounts managed by the Subadvisers, as applicable.

In addition to the foregoing, the Board considered, among other data, the information set forth below with respect to each Fund’s fees and expenses. In each case, the Board took into account management’s discussion of the Fund’s expenses, including the type and size of the Fund relative to the other funds in its Expense Group.

Virtus Growth & Income Fund. The Board considered that the Fund’s net management fee and net total expenses after waivers were approximately at the median of the Expense Group.

Virtus Mid-Cap Core Fund. The Board considered that the Fund’s net management fee and net total expenses after waivers were below the median of the Expense Group.

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS

BY THE BOARD OF TRUSTEES (Continued)

Virtus Mid-Cap Growth Fund. The Board considered that the Fund’s net management fee and net total expenses after waivers were above the median of the Expense Group. After discussion, VIA agreed to lower current expense caps on the Fund by 5 basis points for the A, B, C, and I classes of shares resulting in 1.46%, 2.15%, 2.15%, and 1.15% for A, B, C, and I, respectively, shares, resulting in an increased reimbursement to the Fund.

Virtus Contrarian Value Fund. The Board considered that the Fund’s net management fee and net total expenses after waivers were above the median of the Expense Group.

Virtus Quality Large-Cap Value Fund. The Board considered that the Fund’s net management fee and net total expenses after waivers were above the median of the Expense Group.

Virtus Quality Small-Cap Fund. The Board considered that the Fund’s net management fee and net total expenses were below the median of the Expense Group.

Virtus Small-Cap Core Fund. The Board considered that the Fund’s net management fee and net total expenses were above the median of the Expense Group.

Virtus Small-Cap Sustainable Growth Fund. The Board considered that the Fund’s net management fee and net total expenses after waivers were above the median of the Expense Group.

Virtus Strategic Growth Fund. The Board considered that the Fund’s net management fee was above the median and net total expenses were above the median of the Expense Group.

Virtus Tactical Allocation Fund. The Board considered that the Fund’s net management fee and net total expenses were at the median of the Expense Group.

The Board concluded that the advisory and subadvisory fees for each Fund were fair and reasonable in light of the usual and customary charges made for services of the same nature and quality and the other factors considered.

Profitability

The Board also considered certain information relating to profitability that had been provided by VIA. In this regard, the Board considered information regarding the overall profitability, as well as on a Fund-by-Fund basis, of VIA for its management of the Trust, as well as its profits and those of its affiliates for managing and providing other services to the Trust, such as distribution and administrative services provided to the Funds by a VIA affiliate. In addition to the fees paid to VIA and its affiliates, including the applicable Subadvisers, the Board considered any other benefits derived by VIA or its affiliates from their relationships with the Funds. The Board reviewed the methodology used to allocate costs to each Fund, taking into account the fact that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. The Board concluded that the profitability to VIA and its affiliates from each Fund was reasonable in light of the quality of the services rendered to the Funds by VIA and its affiliates.

In considering the profitability to the Subadvisers in connection with their relationship to the Funds, the Board noted that the fees under the Subadvisory Agreements are paid by VIA out of the fees that VIA receives under the Advisory Agreement, so that Fund shareholders are not directly impacted by those fees. In considering the reasonableness of the fees payable by VIA to the affiliated Subadvisers, the Board noted that, because such Subadvisers are affiliates of VIA, such profitability might be directly or indirectly shared by VIA. In addition, with respect to Sasco Capital, Inc., the unaffiliated Subadviser, the Board relied on the ability of VIA to negotiate those Subadvisory Agreements and the fees thereunder at arm’s length. For each of the above reasons, the Board concluded that the profitability to the Subadvisers and their affiliates from their relationship with the Funds was not a material factor in approval of the Subadvisory Agreements.

Economies of Scale

The Board received and discussed information concerning whether VIA realizes economies of scale as the Funds’ assets grow. The Board noted that the management fees for several of the Funds included breakpoints based on assets under management, and that fee waivers and/or expense caps were also in place for certain Funds. The Board also took into account management’s discussion of the Funds’ management fee and subadvisory fee structure, including with respect to the Funds that do not currently have breakpoints. The Board also took into account the current size of the Funds. The Board concluded that no changes to the advisory fee structure of the Funds were necessary at this time. The Board noted that VIA and the Funds may realize certain economies of scale if the assets of the Funds were to increase, particularly in relationship to certain fixed costs, and that shareholders of the Funds would have an opportunity to benefit from these economies of scale.

For similar reasons as stated above with respect to the Subadvisers’ profitability, and based upon the current size of the Funds managed by each Subadviser, the Board concluded that the potential for economies of scale in the Subadvisers’ management of the Funds was not a material factor in the approval of the Subadvisory Agreements at this time.

Other Factors. The Board considered other benefits that may be realized by VIA and each Subadviser and their respective affiliates from their relationships with the applicable Fund. Among them, the Board recognized that VP Distributors, LLC, an affiliate of VIA, serves as the distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Funds to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. The Board noted that an affiliate of VIA also provides administrative services to the Trust. The Board noted management’s discussion of the fact that, while certain of the Subadvisers are affiliates of VIA, there are no other direct benefits to the Subadvisers or VIA in providing investment advisory services to the Funds, other than the fee to be earned under the Subadvisory Agreement. There may be certain indirect benefits gained, including to the extent that serving the Funds could provide the opportunity to provide advisory services to additional portfolios of the Trust or certain reputational benefits.

Based on all of the foregoing considerations, the Board, including a majority of the Independent Trustees, determined that approval of each Agreement, as amended, was in the best interests of each of the applicable Fund and its respective shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Agreements, as amended, with respect to each Fund.

CONSIDERATION OF SUBADVISORY AGREEMENT FOR

VIRTUS GROWTH & INCOME FUND

BY THE BOARD OF TRUSTEES

The Board of Trustees (the “Board”) of Virtus Equity Trust (the “Trust”) is responsible for the consideration and approval of advisory and subadvisory agreements for the Trust. At an in-person Board meeting held June 3-5, 2013, Fund Management recommended that QS Investors, LLC (“QS Investors” or the “Subadviser”) be appointed as subadviser to the Virtus Growth & Income Fund (the “Fund”) and that Virtus Investment Advisers (the “Adviser”) enter into a new subadvisory agreement with QS Investors (the “Subadvisory Agreement”). The Board, including the Independent Trustees, considered and approved the Subadvisory Agreement with QS Investors for the Fund.

On May 30, 2014, Legg Mason, Inc. acquired 100% of the equity interest in QS Investors (the “Acquisition”). Because the Acquisition was deemed a “change of control” of QS Investors under the Investment Company Act of 1940, as amended (the “1940 Act”), the previous subadvisory agreement between the Adviser and QS with respect to the Fund was automatically terminated. Due to the automatic termination of the Subadvisory Agreement, effective upon closing of the transaction with Legg Mason, it was necessary for the Trustees to consider the re-approval of the Subadvisory Agreement prior to the closing of the transaction with Legg Mason.

At a Special Board meeting on May 20, 2014, Fund Management recommended the re-appointment of QS Investors and the re-approval of the Subadvisory Agreement between the Adviser and QS Investors. The Board, including the Independent Trustees, considered and re-approved the Subadvisory Agreement with QS Investors for the Fund, as further discussed below.

In evaluating the proposal to re-approve the Subadvisory Agreement, the Board requested and evaluated information provided by the Adviser and QS Investors which, in the Board’s view, constituted information necessary for the Board to form a judgment as to whether the Subadviser re-approval would be in the best interests of the Fund and its shareholders.

The Board was separately advised by independent legal counsel throughout the process. The Board considered all the criteria separately with respect to the Fund and its shareholders. In their deliberations, the Board considered various factors, including those discussed below, none of which were controlling, and each Trustee may have attributed different weights to the various factors. The Board also discussed the proposed re-approval of the Subadvisory Agreement in private sessions with their independent legal counsel at which no representatives of management were present.

Basis for the Board’s Recommendation

In making its determination with respect to the re-approval of the Subadvisory Agreement, the Board considered various factors, including:

•	Nature, extent, and quality of the services to be provided by the Subadviser. The Trustees received in advance of the meeting information in the form of an extensive questionnaire completed by the Subadviser concerning a number of topics, including its investment philosophy, resources, operations, compliance structure and a summary of the planned acquisition by Legg Mason and its effect on the subadviser. The Trustees noted that the Subadviser provided portfolio management, compliance with the Fund’s investment policies and procedures, compliance with applicable securities laws, and assurances thereof. The Trustees reviewed biographical information for the portfolio managers who provided services under the Subadvisory Agreement and noted the breadth and depth of experience of the portfolio managers. The Trustees considered the Subadviser’s investment management process, including (a) the experience, capability of the Subadviser’s management and other personnel committed by the Subadviser to the Fund; (b) the financial condition of the Subadviser; (c) the quality of the Subadviser’s regulatory and legal compliance policies, procedures and systems; and (d) the Subadviser’s brokerage and trading practices, including with respect to best execution and soft dollars. The Board also took into account the Subadviser’s risk assessment and monitoring process. The Board noted the Subadviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board concluded that the nature, extent and quality of the services to be provided by the Subadviser to the Fund was reasonable.

•	Investment Performance. The Board considered the historical performance of the Fund and concluded that the performance was satisfactory.

•	Subadvisory Fee. The Board noted that fees under the Subadvisory Agreement are paid by VIA out of the fees that VIA receives under the Advisory Agreement, so that Fund shareholders are not directly impacted by those fees. The Board concluded that the proposed subadvisory fees were fair and reasonable in light of services to be provided by the Subadviser and all factors considered.

•	Profitability and economies of scale. In considering the profitability to the Subadviser in connection with its relationship to the Fund, the Board noted that the fees under the Subadvisory Agreement are paid by VIA out of fees that VIA receives under the Advisory Agreement, so that Fund shareholders are not directly impacted by those fees. The Board also noted that there was no change to the subadvisory fee under the Subadvisory Agreement paid to QS Investors. In considering the reasonableness of the fees payable by VIA to the Subadvisers, the Board relied on the ability of VIA to negotiate the Subadvisory Agreement and the fees thereunder at arm’s length. For each of the above reasons, the Board concluded that the profitability to the Subadvisers and their affiliates from their respective relationships with the Funds was not a material factor in approval of the Subadvisory Agreements.

•	Other Benefits. The Board considered other benefits that may be realized by the Subadviser and its affiliates from their relationship with the Fund and concluded that there were no other direct benefits to the Subadviser in providing investment advisory services to the Fund, other than the fees to be earned although there may be certain indirect benefits gained, including to the extent that serving the Funds could provide the opportunity to provide advisory services to additional portfolios of the Trust or certain reputational benefits.

Based on all of the foregoing considerations, the Board, including the Independent Trustees, determined that re-approval of the Subadvisory Agreement was in the best interests of the Fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, re-appointed the Subadviser and re-approved the Subadvisory Agreement with respect to the Fund.

CONSIDERATION OF SUBADVISORY AGREEMENT FOR

VIRTUS GROWTH & INCOME FUND

BY THE BOARD OF TRUSTEES

The Board of Trustees (the “Board”) of Virtus Equity Trust (the “Trust”) is responsible for the consideration and approval of advisory and subadvisory agreements for the Trust. At an in-person Board meeting held on August 20-22, 2014, the Board authorized the termination of the current subadvisory agreement with QS Investors, LLC (“QS”), subadviser to the Virtus Growth & Income Fund (the “Fund”), and approved a new subadvisory agreement with Rampart Investment Management (“Rampart”).

In considering the approval of Rampart, the Board requested and evaluated information provided by Virtus Investment Advisers, Inc. (“the Adviser’) and Rampart which, in the Board’s view, constituted information necessary for the Board to form a judgment as to whether the subadviser change would be in the best interests of the Fund and its shareholders.

The Independent Trustees were separately advised by independent legal counsel throughout the process. The Board considered all the criteria separately with respect to the Fund and its shareholders. In their deliberations, the Trustees considered various factors, including those discussed below, none of which were controlling, and each Trustee may have attributed different weights to the various factors. The Board also discussed the proposed approval of the Subadvisory Agreement in private sessions with their independent legal counsel at which no representatives of management were present.

Basis for the Board’s Recommendation

In making its determination with respect to the subadvisory agreement with Rampart, the Board considered various factors, including:

•	Nature, extent, and quality of the services to be provided by the Subadviser. The Trustees received in advance of the meeting information in the form of an extensive questionnaire completed by the Subadviser concerning a number of topics, including its investment philosophy, resources, operations and compliance structure. The Trustees noted that the Subadviser would provide portfolio management, compliance with the Fund’s investment policies and procedures, compliance with applicable securities laws, and assurances thereof. The Trustees reviewed biographical information for the portfolio managers who would provide services under the Subadvisory Agreement and noted the breadth and depth of experience of the portfolio managers. In considering the approval of the Subadvisory Agreement, the Trustees considered the Subadviser’s investment management process, including (a) the experience, capability and integrity of the Subadviser’s management and other personnel committed by the Subadviser to the Fund; (b) the quality and commitment of the Subadviser’s regulatory and legal compliance policies, procedures and systems; and (c) the Subadviser’s brokerage and trading practices. As part of their decision to change subadvisers the Board also took into account possible ramifications of the recent acquisition of QS. The Board concluded that the nature, extent and quality of the services to be provided by the Subadviser to the Fund was reasonable.

•	Investment Performance. The Board considered backtested hypothetical investment performance results versus an appropriate index and was satisfied with the performance.

•	Subadvisory Fee. The Board took into account that the Fund’s subadvisory fees are paid by the Adviser and not by the Fund, so that the Fund’s shareholders would not be directly impacted by those fees. The Board also noted that the proposed subadvisory fees under the Subadvisory Agreement were the same as the subadvisory fees paid to the Fund’s previous subadviser. The Board concluded that the proposed subadvisory fees were fair and reasonable in light of services to be provided by the Subadviser and all factors considered.

•	Profitability and economies of scale. In considering the expected profitability to the Subadviser of its relationship with the Fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement and not by the Fund. In considering the reasonableness of the fees payable by the Adviser to the Subadviser, the Board noted that, because the Subadviser is an affiliate of the Adviser, such profitability might be directly or indirectly shared by the Adviser, and therefore the Board considered the profitability together. As a result, the expected profitability to the Subadviser of its relationships with the Fund was not a material factor in the Board’s deliberations at this time. For similar reasons, the Board did not consider the potential economies of scale in the Subadviser’s management of the Fund to be a material factor in its consideration at this time.

•	Other Benefits. The Board considered other benefits that may be realized by the Subadviser and its affiliates from their relationship with the Fund. For instance the Board noted that the Subadviser’s reputation in the brokerage community might result in greater assets in the Fund. There may be certain intangible benefits gained to the extent that serving the Fund could provide the opportunity to provide advisory services to additional funds of the Trust or could enhance the Subadviser’s reputation in the marketplace, and, therefore, would enable the Subadviser to attract additional client relationships.

Based on all of the foregoing considerations, the Board, including the Independent Trustees, determined that approval of the subadvisory agreement with Rampart was in the best interests of the Fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Subadvisory Agreement with respect to the Fund.

RESULTS OF SHAREHOLDER MEETING

VIRTUS EQUITY TRUST

DECEMBER 4, 2014

At a special meeting of shareholders of Virtus Growth & Income Fund (the “Fund”), a series of Virtus Equity Trust, held on December 14, 2014, shareholders voted on the following proposal:

Proposal 1.

	NUMBER OF ELIGIBLE SHARES VOTED:
	FOR	AGAINST	ABSTAIN
To approve a subadvisory agreement between Rampart Investment Management Company, LLC and Virtus Investment Advisers, Inc. on behalf of the Fund.	3,211,461.983	221,783.673	388,703.879

Shareholders of the Fund voted to approve the above proposal.

FUND MANAGEMENT TABLES

(Unaudited)

Information pertaining to the Trustees and officers of the Trust as of March 31, 2015, is set forth below. The Statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (800) 243-4361. The address of each individual, unless otherwise noted, is 100 Pearl Street, Hartford, CT 06103-4506. There is no stated term of office for Trustees of the Trust.

Independent Trustees

Name, Year of Birth, Year Elected and Number of Funds Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
McClellan, Hassell H. YOB: 1945 Elected: 2015 55 Portfolios	Retired. Professor (1984 to 2013), Boston College; Trustee, Virtus Variable Insurance Trust (9 portfolios) (since 2008); Trustee, John Hancock Fund Complex (since 2000), John Hancock Funds (collectively, 234 portfolios); and Director (since 2010), Barnes Group, Inc. (diversified global components manufacturer and logistical services company).
McLoughlin, Philip YOB: 1946 Elected: 2006 66 Portfolios	Director (since 1991) and Chairman (since 2010), World Trust Fund (closed-end investment firm in Luxembourg); Director (since 1995), closed-end funds managed by Duff & Phelps Investment Management Co. (4 portfolios); Chairman (since 2002) and Trustee (since 1989), Virtus Mutual Fund Complex (46 portfolios); Trustee/Director and Chairman (since 2011), Virtus Closed-End Funds (3 portfolios); Trustee and Chairman (since 2013), Virtus Alternative Solutions Trust (4 portfolios); Partner (2006 to 2010), Cross Pond Partners, LLC (investment management consultant); and Partner (2008 to 2010), SeaCap Partners, LLC (strategic advisory firm).
McNamara, Geraldine M. YOB: 1951 Elected: 2006 59 Funds	Retired. Trustee (since 2001), Virtus Mutual Fund Complex (46 portfolios); and Director (since 2003), closed-end funds managed by Duff & Phelps Investment Management Co. (4 portfolios); and Trustee (since 2015), Virtus Variable Insurance Trust (9 portfolios)
Oates, James M. YOB: 1946 Elected: 2006 53 Funds	Managing Director (since 1994), Wydown Group (consulting firm). Trustee (since 1987), Virtus Mutual Fund Complex (46 portfolios); Director (since 1996), Stifel Financial; Director (1998 to 2014), Connecticut River Bancorp; Chairman and Director (1999 to 2014), Connecticut River Bank; Chairman (since 2000), Emerson Investment Management, Inc.; Director (2002 to 2014), New Hampshire Trust Company; Chairman and Trustee (since 2005), John Hancock Fund Complex (228 portfolios); Non-Executive Chairman (2007 to 2011), Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services); Trustee/Director (since 2013), Virtus Closed-End Funds (3 portfolios); and Trustee (since 2013), Virtus Alternative Solutions Trust (4 portfolios).
Segerson, Richard E. YOB: 1948 Elected: 2006 46 Funds	Trustee (since 1983), Virtus Mutual Fund Complex (46 portfolios); and Managing Director (1998 to 2013), Northway Management Company.
Verdonck, Ferdinand L.J. YOB: 1942 Elected: 2006 46 Funds	Trustee (since 2002), Virtus Mutual Fund Complex (46 portfolios).

Interested Trustee

Name, Year of Birth, Year Elected and Number of Funds Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Aylward, George R.* Trustee and President YOB: 1964 Elected: 2006 64 Funds	Director, President and Chief Executive Officer (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions with Virtus affiliates (since 2005); Trustee (since 2006), Virtus Mutual Funds (46 portfolios); Chairman, President and Chief Executive Officer (since 2006), The Zweig Closed-End Funds (2 portfolios); Trustee and President (since 2011), Virtus Closed-End Funds (3 portfolios); Director (since 2013), Virtus Global Funds, PLC (2 portfolios); and Trustee (since 2013), Virtus Alternative Solutions Trust (4 portfolios).

FUND MANAGEMENT TABLES (Continued)

(Unaudited)

Officers

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Bradley, W. Patrick YOB: 1972	Senior Vice President (since 2013); Vice President (2011 to 2013); Chief Financial Officer and Treasurer (since 2006).	Senior Vice President, Fund Services (since 2010), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2006) with Virtus affiliates; Senior Vice President (since 2013), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2004), Virtus Variable Insurance Trust; Senior Vice President (since 2013), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2006), Virtus Mutual Fund Complex; Senior Vice President (since 2013), Vice President (2012 to 2013) and Treasurer (Chief Financial Officer) (since 2007), The Zweig Closed-End Funds; Senior Vice President (since 2013), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2011), Virtus Closed-End Funds; Vice President and Assistant Treasurer (since 2011), Duff & Phelps Global Utility Income Fund Inc.; Director (since 2013), Virtus Global Funds, PLC; and Senior Vice President, Chief Financial Officer and Treasurer (since 2013), Virtus Alternative Solutions Trust.
Carr, Kevin J. YOB: 1954	Senior Vice President, since 2013; Vice President (2005-2013); Chief Legal Officer, Counsel and Secretary (since 2005).	Senior Vice President (since 2009), Vice President, Counsel and Secretary (2008 to 2009), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions (since 2005) with Virtus affiliates; Senior Vice President (since 2013), Vice President (2005 to 2013), Chief Legal Officer, Counsel and Secretary (since 2005), Virtus Mutual Fund Complex; Senior Vice President (2013 to 2014), Vice President (2012 to 2013) and Assistant Secretary (since 2012), Secretary and Chief Legal Officer (2005 to 2012), The Zweig Closed-End Funds; Assistant Secretary (since 2013), Vice President, Chief Legal Officer, Counsel and Secretary (2010 to 2013), Virtus Variable Insurance Trust; Vice President and Assistant Secretary (since 2011), Duff & Phelps Global Utility Income Fund Inc.; Senior Vice President and Assistant Secretary (2013 to 2014), Vice President and Assistant Secretary (2012 to 2013), Vice President, Chief Legal Officer, Counsel and Secretary (2011 to 2012), Virtus Closed-End Funds; and Assistant Secretary (since 2013), Virtus Alternative Solutions Trust.
Engberg, Nancy J. YOB: 1956	Vice President and Chief Compliance Officer since 2011.	Vice President (since 2008) and Chief Compliance Officer (2008 to 2011), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2003) with Virtus affiliates; Vice President and Chief Compliance Officer (since 2011), Virtus Mutual Fund Complex; Vice President (since 2010), Chief Compliance Officer (since 2011), Virtus Variable Insurance Trust; Vice President and Chief Compliance Officer (since 2011), Virtus Closed-End Funds; Vice President and Chief Compliance Officer (since 2012), The Zweig Closed-End Funds; and Vice President and Chief Compliance Officer (since 2013), Virtus Alternative Solutions Trust.
Waltman, Francis G. YOB: 1962	Executive Vice President (since 2013); Senior Vice President (2008-2013).	Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions (since 2006) with Virtus affiliates; Executive Vice President (since 2013), Senior Vice President (2008 to 2013), Virtus Mutual Fund Complex; Executive Vice President (since 2013), Senior Vice President (2010 to 2013), Virtus Variable Insurance Trust; Executive Vice President (since 2013), Senior Vice President (2011 to 2013), Virtus Closed-End Funds; Director (since 2013), Virtus Global Funds PLC; and Executive Vice President (since 2013), Virtus Alternative Solutions Trust.

Virtus Balanced Fund and Virtus Tactical Allocation Fund,

each a series of Virtus Equity Trust

Supplement dated April 17, 2015 to the Prospectuses dated July 29, 2014

IMPORTANT NOTICE TO INVESTORS

The disclosure under “Loan Participation Risk” in the section “Principal Risks” in each fund’s summary prospectus and the summary section of the statutory prospectus is hereby replaced with the following:

Loan Risks. The risks that, in addition to the risks typically associated with high-yield/high-risk fixed income securities, loans in which the fund invests may be unsecured or not fully collateralized, may be subject to restrictions on resale and/or some loans may trade infrequently on the secondary market. Loans settle on a delayed basis, potentially leading to the sale proceeds of loans not being available to meet redemptions for a substantial period of time after the sale of the loans.

Both Funds

Under “More Information About Risks Related to Principal Investment Strategies,” the row in the introductory table entitled “Loan Participations” is hereby renamed “Loans.”

Additionally, the title and associated disclosure “Loan Participations Risk” in this section is hereby replaced with the following:

Loan Risks

Investing in loans (including loan assignments, loan participations and other loan instruments) carries certain risks in addition to the risks typically associated with high-yield/high-risk fixed income securities. Loans may be unsecured or not fully collateralized, may be subject to restrictions on resale and sometimes trade infrequently on the secondary market. In the event a borrower defaults, a fund’s access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. There is a risk that the value of the collateral securing the loan may decline after a fund invests and that the collateral may not be sufficient to cover the amount owed to the fund. If the loan is unsecured, there is no specific collateral on which the fund can foreclose. In addition, if a secured loan is foreclosed, the fund may bear the costs and liabilities associated with owning and disposing of the collateral, including the risk that collateral may be difficult to sell.

Transactions in many loans settle on a delayed basis. As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet the fund’s redemption obligations until potentially a substantial period of time after the sale of the loans. No active trading market may exist for some loans, which may impact the ability of the fund to realize full value in the event of the need to liquidate such assets. Adverse market conditions may impair the liquidity of some actively traded loans. Loans also may be subject to restrictions on resale, which can delay the sale and adversely impact the sales price. Difficulty in selling a loan can result in a loss. Loans made to finance highly leveraged corporate acquisitions may be especially vulnerable to adverse changes in economic or market conditions. Certain loans may not be considered “securities,” and purchasers, such as a fund, therefore may not be entitled to rely on the strong anti-fraud protections of the federal securities laws. With loan participations, a fund may not be able to control the exercise of any remedies that the lender would have under the loan and likely would not have any rights against the borrower directly, so that delays and expense may be greater than those that would be involved if a fund could enforce its rights directly against the borrower.

Investors should retain this supplement with the Prospectuses for future reference.

VET 8019/LoanRisks (4/15)

VIRTUS EQUITY TRUST

101 Munson Street

Greenfield, MA 01301-9668

Trustees

George R. Aylward

Hassell H. McClellan

Philip R. McLoughlin, Chairman

Geraldine M. McNamara

James M. Oates

Richard E. Segerson

Ferdinand L.J. Verdonck

Officers

George R. Aylward, President

Francis G. Waltman, Executive Vice President

Nancy J. Engberg, Vice President and Chief Compliance Officer

W. Patrick Bradley, Senior Vice President, Chief Financial Officer and Treasurer

Kevin J. Carr, Senior Vice President, Chief Legal Officer, Counsel and Secretary

Investment Adviser

Virtus Investment Advisers, Inc.

100 Pearl Street

Hartford, CT 06103-4506

Principal Underwriter

VP Distributors, LLC

100 Pearl Street

Hartford, CT 06103-4506

Administrator and Transfer Agent

Virtus Fund Services, LLC

100 Pearl Street

Hartford, CT 06103-4506

Custodian

JPMorgan Chase Bank, NA

1 Chase Manhattan Plaza

New York, NY 10005-1401

Independent Registered Public

Accounting Firm

PricewaterhouseCoopers LLP

2001 Market Street

Philadelphia, PA 19103-7042

How to Contact Us

Mutual Fund Services	1-800-243-1574
Adviser Consulting Group	1-800-243-4361
Web site	Virtus.com

Important Notice to Shareholders

The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-800-243-1574.

P.O. Box 9874 Providence, RI 02940-8074

For more information about Virtus Mutual Funds,

please call your financial representative, or contact us

at 1-800-243-1574 or Virtus.com.

8015	5-15

ANNUAL REPORT

Virtus Balanced Fund*

March 31, 2015

TRUST NAME: VIRTUS EQUITY TRUST

*	Prospectus supplement applicable to this Fund appears at the back of this annual Report.

Not FDIC Insured

No Bank Guarantee

May Lose Value

Virtus Balanced Fund

(“Balanced Fund”)

PROXY VOTING PROCEDURES AND VOTING RECORD (FORM N-PX)

The subadviser votes proxies relating to portfolio securities in accordance with procedures that have been approved by the Trustees of the Trust (“Trustees,” or the “Board”). You may obtain a description of these procedures, along with information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, free of charge, by calling toll-free 1-800-243-1574. This information is also available through the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

FORM N-Q INFORMATION

The Trust files a complete schedule of portfolio holdings for the Fund with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov. Form N-Q may be reviewed and copied at the SEC’s Public Reference Room. Information on the operation of the SEC’s Public Reference Room can be obtained by calling toll-free 1-800-SEC-0330.

This report is not authorized for distribution to prospective investors in the Virtus Balanced Fund unless preceded or accompanied by an effective prospectus which includes information concerning the sales charge, the Fund’s record and other pertinent information.

MESSAGE TO SHAREHOLDERS

Dear Fellow Shareholders of Virtus Mutual Funds:

I am pleased to present this annual report, which reviews the performance of your fund, including comments from the fund manager, for the 12 months ended March 31, 2015.

The year was generally strong for U.S. equities, although market volatility increased over the last two quarters, driven by falling oil prices, geopolitical risks, and a slowdown in growth outside the U.S. While the leading economies of Europe, Japan, and China weakened, the U.S. economy accelerated and the dollar rallied strongly. Broad U.S. equity indexes registered gains for the 12 months ended March 31, 2015. The S&P 500® Index returned 12.73%, the Dow Jones Industrial AverageSM rose 10.57%, and the NASDAQ Composite Index® was up 18.12%. By

comparison, international equities generally underperformed for the second half of 2014 but both developed markets and emerging markets had gains in the first quarter of 2015.

Even though the U.S. economy continues to expand, the Federal Reserve has promised to maintain low interest rates, at least until the middle of 2015. Against this backdrop, U.S. Treasuries remain an attractive “safe haven” among global investors. Steady demand pushed the yield on the bellwether 10-year U.S. Treasury to 1.94% on March 31, 2015 from 2.73% a year earlier. The low interest rate environment was generally favorable for the fixed income market. The Barclays U.S. Aggregate Bond Index, which concentrates on investment-grade debt securities, rose 5.72% for the 12 months ended March 31, 2015. By comparison, non-investment grade debt was negatively impacted by the ongoing stock market volatility and declining oil prices.

The uncertain state of the global economy is likely to remain a concern for the markets in the months ahead, and interventions by the world’s central banks will be watched with great interest. However, the health of the U.S. economy – including improved hiring, manufacturing, and housing data – gives investors reason for optimism. Future market direction will be determined largely by the ability of corporations to continue to produce robust earnings.

Market volatility is an ever-present reminder of the importance of portfolio diversification. While diversification cannot guarantee a profit or prevent a loss, owning a variety of asset classes may cushion your portfolio against inevitable market fluctuations. Your financial advisor can help you ensure that your portfolio is adequately diversified across asset classes and investment strategies.

As always, thank you for entrusting Virtus with your assets. Should you have questions or require assistance, our customer service team is here to help at 1-800-243-1574. We appreciate your business and remain committed to your long-term financial success.

Sincerely,

George R. Aylward

President, Virtus Mutual Funds

April 2015

Whenever you have questions about your account, or require additional information, please visit us on the Web at www.virtus.com or call our shareowner service group toll-free at 1-800-243-1574.

Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above.

1

VIRTUS BALANCED FUND

KEY INVESTMENT TERMS

American Depositary Receipt (ADR)

Represents shares of foreign companies traded in U.S. dollars on U.S. exchanges that are held by a U.S. bank or a trust. Foreign companies use ADRs in order to make it easier for Americans to buy their shares.

Barclays U.S. Aggregate Bond Index

The Barclays U.S. Aggregate Bond Index measures the U.S. investment-grade fixed-rate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Composite Index for Balanced Fund

A composite index consisting of 60% S&P 500® Index and 40% Barclays U.S. Aggregate Bond Index. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Dow Jones Industrial AverageSM

A price weighted average of 30 blue chip stocks. The index is calculated on total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Federal Reserve (the “Fed”)

The Central Bank of the United States, responsible for controlling the money supply, interest rates and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven-member board, the system includes 12 regional Federal Reserve Banks, 25 branches and all national and state banks that are part of the system.

NASDAQ Composite Index®

A market-capitalization weighted index of the more than 3,000 common equities listed on the Nasdaq stock exchange. Unlike other market indexes, the NASDAQ composite is not limited to companies that have U.S. headquarters. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Organization of the Petroleum Exporting Countries (OPEC)

The Organization of the Petroleum Exporting Countries was originally organized in September 1960 with 5 member countries and there are currently 12 member countries. The organization’s objective is to co-ordinate and unify petroleum policies among member countries, in order to secure fair and stable prices for petroleum producers; an efficient, economic and regular supply of petroleum to consuming nations; and a fair return on capital to those investing in the industry.

Payment-in-Kind Security (PIK)

A bond which pays interest in the form of additional bonds, or preferred stock which pays dividends in the form of additional preferred stock.

Quantitative Easing

A government monetary policy occasionally used to increase the money supply by buying government securities or other securities from the market. Quantitative easing increases the money supply by flooding financial institutions with capital in an effort to promote increased lending and liquidity.

2

VIRTUS BALANCED FUND

KEY INVESTMENT TERMS (Continued)

S&P 500® Index

The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Sponsored ADR (American Depositary Receipt)

An ADR which is issued with the cooperation of the company whose stock will underlie the ADR. Sponsored ADRs generally carry the same rights normally given to stockholders, such as voting rights. ADRs must be sponsored to be able to trade on a major U.S. exchange such as the New York Stock Exchange (NYSE).

3

VIRTUS BALANCED FUND

DISCLOSURE OF FUND EXPENSES (Unaudited)

FOR THE SIX-MONTH PERIOD OF OCTOBER 1, 2014 TO MARCH 31, 2015

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Virtus Balanced Fund (the “Fund”), you may incur two types of costs: (1) transaction costs, including sales charges on purchases of Class A shares and contingent deferred sales charges on Class B and Class C shares; and (2) ongoing costs, including investment advisory fees, distribution and service fees, and other expenses. For further information regarding applicable sales charges, see Note 1 in the Notes to Financial Statements. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period. The following Expense Table illustrates the Fund’s costs in two ways.

Actual Expenses

The first section of the accompanying table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges or contingent deferred sales charges. Therefore, the second section of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and timing of any purchases or redemptions.

4

VIRTUS BALANCED FUND

DISCLOSURE OF FUND EXPENSES (Unaudited) (Continued)

FOR THE SIX-MONTH PERIOD OF OCTOBER 1, 2014 TO MARCH 31, 2015

Expense Table
	Beginning Account Value October 1, 2014	Ending Account Value March 31, 2015	Annualized Expense Ratio	Expenses Paid During Period*
Actual
Class A	$1,000.00	$1,029.20	1.08%	$5.46
Class B	1,000.00	1,024.80	1.83	9.24
Class C	1,000.00	1,024.50	1.84	9.29

Hypothetical (5% return before expenses)
Class A	1,000.00	1,019.48	1.08	5.45
Class B	1,000.00	1,015.69	1.83	9.24
Class C	1,000.00	1,015.64	1.84	9.29

*	Expenses are equal to the Fund’s annualized expense ratio, which is net of waived fees and reimbursed expenses, if applicable, multiplied by the average account value over the period, multiplied by the number of days (182) expenses were accrued in the most recent fiscal half-year, then divided by 365 to reflect the one-half year period.

The Fund may invest in other funds, and the annualized expense ratios noted above do not reflect fees and expenses associated with the underlying funds. If such fees and expenses had been included, the expenses would have been higher.

You can find more information about the Fund’s expenses in the Financial Statements section that follows. For additional information on operating expenses and other shareholder costs, refer to the prospectus.

5

VIRTUS BALANCED FUND Fund Summary	Ticker Symbols: A Share: PHBLX B Share: PBCBX C Share: PSBCX

¢	Balanced Fund (the “Fund”) is diversified and has investment objectives of reasonable income, long-term capital growth and conservation of capital. There is no guarantee the Fund will achieve its objectives.

¢	For the fiscal year ended March 31, 2015, the Fund’s Class A shares at NAV returned 4.08%, Class B shares returned 3.29% and Class C shares returned 3.29%. For the same period, the S&P 500® Index, a broad-based equity index, returned 12.73%; the Barclays U.S. Aggregate Bond Index, a broad-based fixed income index, returned 5.72%; and the Balanced Fund Composite Index, which is the Fund’s style-specific index appropriate for comparison, returned 10.00%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares when redeemed may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.

How did the equity markets perform during the Fund’s fiscal year?

¢	U.S. equity markets had solid returns over the Fund’s fiscal year. The S&P 500® Index gained 12.7% (including reinvested dividends) for the year, making multiple new all-time highs along the way. Despite several short-lived price drops, the Index closed higher in value in every quarter of 2014, and in the first quarter of 2015, making for nine positive quarters in a row. A violent sell-off in October and a brief decline in December were quickly erased, and U.S. stocks continued to probe new highs.

¢	There were a few other brief pauses in the equity rally during the year, often related to global growth concerns or debate around Federal Reserve (“Fed”) policy. Ultimately the October announcement that the Fed was ending quantitative easing came as little surprise, and U.S. economic data showed accelerating strength. Corporate earnings also continued to grow solidly, and with a stronger U.S. dollar and falling energy prices, domestic equities performed well. With low interest rates, non-existent inflation, and an improving jobs picture, U.S. stocks had a favorable backdrop to move higher.

How did the fixed income markets perform during the Fund’s fiscal year?

¢	Most spread sectors underperformed U.S. Treasuries during the fiscal year. Plummeting oil prices dominated market volatility and investor concerns in the second half of the period, especially in the fourth quarter of 2014. The price of Brent crude, the international benchmark for oil, fell almost 50% from March of 2014 through March of 2015. Rising output of U.S. shale producers and OPEC’s persistence in maintaining production quotas caused a supply glut, exacerbated by slowing global demand. Lower oil prices contributed to the U.S. dollar’s continued ascent against other major currencies, as did the greenback’s safe-haven status amidst heightened geopolitical risk, anticipation of Fed monetary tightening, and weaker global growth.

¢	The volatility in U.S. Treasury yields has largely been a function of uncertainty as to when the Fed will put an end to its zero interest rate policy that has been in place since December 2008. In March, the central bank’s decision-making body removed “patient” from its stance, opening the door for a rate hike as early as June. Though 2015 likely will bring an increase in the cost of borrowing, the timing will be data-dependent.

¢	The U.S. dollar continued its ascent during the fiscal year, especially against the euro. The greenback has risen in anticipation of a rate hike while the onset of the European Central

For information regarding the indexes and certain investment terms, see the Key Investment Terms on page 2.

6

VIRTUS BALANCED FUND (Continued)

Bank’s aggressive quantitative easing program to stave off deflation – purchasing €60 billion a month in public and private debt through September 2016 – has pushed the euro currency lower. However, the weaker euro (which benefits European exporters), in combination with cheap oil, may help to boost the struggling European economies.

¢	Over the 12 months, yields increased on the short end of the U.S. Treasury curve and decreased on the long end, and overall the curve flattened.

What factors affected the performance of the Fund’s equity portfolio during the fiscal year?

¢	During the year, the Fund was invested in many non-commodity cyclical segments such as industrials (specifically transports) and consumer discretionary, but also exposed to select health care stocks. The portfolio was weighted toward the more economically sensitive areas of the market, with the thesis that coordinated global central bank easing will push economic growth higher. Last year, declining growth outside the U.S. hurt cyclical stocks relative to defensive names, as cyclical companies, and industrials in particular, more heavily on foreign sales than defensive companies. Furthermore, many defensive names pay higher dividends, and stubbornly low global yields pushed many investors toward areas such as utilities and consumer staples as a yield alternative for much of the year. While the market moved to new highs for much of the fiscal year, the improvement in growth helped improve performance in economically sensitive sectors late in the year. Although the defensive sectors performance dramatically outstripped cyclical stocks for most of the second half of 2014, the trend was reversing as the year came to a close.

¢	The equity portfolio remains significantly exposed to consumer discretionary stocks while very light in consumer staples offerings. With the fourth quarter volatility in equities and the turmoil in other markets, this stance proved to be challenging. As noted above, consumer staples stocks are considered more defensive, and tend to outperform consumer discretionary stocks during periods of volatility. With the plunge in oil prices and commensurate price relief at the pump, consumer spending ticked higher and many retail stocks performed well toward the end of Fund’s fiscal year. We increased holdings within travel and leisure in the fourth quarter, anticipating that lower energy costs could lead to a busy winter travel season for consumers. This worked well into year-end for the Fund’s returns. A year ago, the Fund held several U.S. energy names, which worked well for much of the early part of the fiscal year, but as oil prices declined, ultimately hurt returns. The Fund ended 2014 with a less than market weight in energy-related stocks, which helped mitigate extended losses, but the energy exposure was a drag on performance for the Fund’s fiscal year.

¢	Another segment of the market where the Fund was favorably positioned was within the industrial sector. The holdings were shifted during the fall to a somewhat more domestically focused bias, although most companies within this space do have some exposure to non-U.S. sales. The portfolio holdings in airlines and railways performed well for most of the year, as these are examples of more companies that derive the bulk of earnings from U.S. sales.

¢	The Fund remains well diversified across both the technology and health care sectors. Information technology is once again the largest sector within the S&P 500® Index, representing nearly 20% of the market capitalization of the Index, and was among the Fund’s largest sector weightings throughout the year. The combination of strong balance sheets and innovation propelled the tech sector to 20% returns in the year. Health care stocks were pushed higher during 2014 by strong drug pipelines and merger activity in the sector. Biotechnology led the way, but several other themes such as hospitals and

For information regarding the indexes and certain investment terms, see the Key Investment Terms on page 2.

7

VIRTUS BALANCED FUND (Continued)

device makers also made solid contributions. An improving jobs picture and the Affordable Care Act mean more people have insurance, which is an ongoing benefit to all of these health care sub-groups. Given the modest Fund holdings in defensive areas, such as utilities and consumer staples stocks, both technology and health care have provided the portfolio with holdings that are less dependent on global economic growth and also offer a compelling growth-to-valuation trade-off.

What factors affected the performance of the Fund’s fixed income portfolio during the fiscal year?

¢	The underperformance of most fixed income spread sectors relative to U.S. Treasuries was the key driver of the Fund’s underperformance for the year.

¢	Among fixed income sectors, the Fund’s allocation to corporate high-quality bonds and underweight to emerging markets high-yield bonds were positive contributors to performance.

¢	During the year, the Fund’s allocation to the non-U.S. dollar sector, corporate high-yield bonds, and high-yield bank loans detracted from performance.

The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market conditions and should not be relied upon as investment advice.

Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuerspecific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Credit & Interest: Debt securities are subject to various risks, the most prominent of which are credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt securities may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.

Foreign & Emerging Markets: Investing internationally, especially in emerging markets, involves additional risks such as currency, political, accounting, economic, and market risk.

Allocation: The Fund’s exposure to different asset classes may not be optimal for market conditions at a given time. Asset allocation does not guarantee a profit or protect against a loss in declining markets.

High Yield-High Risk Fixed Income Securities: There is a greater level of credit risk and price volatility involved with high yield securities than investment grade securities.

Prospectus: For additional information on risks, please see the Fund’s prospectus.

Asset Allocations (Unaudited)

The following table presents the portfolio holdings within certain sectors as a percentage of total investments at March 31, 2015.
Common Stocks		59%
Consumer Discretionary	10%
Financials	10
Health Care	10
Information Technology	9
All Other Sectors in Common Stocks	20
Corporate Bonds and Notes		21
Mortgage-Backed Securities		8
Other (includes short-term investments and securities lending collateral)		12

Total		100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 2.

8

VIRTUS BALANCED FUND (Continued)

Average Annual Total Returns[1] for periods ended 3/31/15
	1 Year	5 Years	10 Years	Inception to 3/31/15	Inception Date
Class A shares at NAV [2]	4.08%	8.73%	5.88%	—	—
Class A shares at POP [3,4]	-1.91	7.45	5.25	—	—
Class B shares at NAV [2]	3.29	7.92	5.09	—	—
Class B shares with CDSC [4]	-0.62	7.92	5.09	—	—
Class C shares at NAV [2] and with CDSC [4]	3.29	7.92	—	5.19%	4/19/05
S&P 500® Index	12.73	14.47	8.01	8.30[5]	—
Barclays U.S. Aggregate Bond Index	5.72	4.41	4.93	4.81[5]	—
Composite Index for Balanced Fund	10.00	10.60	7.06	7.19[5]	—

Fund Expense Ratios6: A Shares: Gross and Net 1.10%; B Shares: Gross and Net 1.85%; C Shares: Gross and Net 1.85%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]	“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five-year period. CDSC charges for certain redemptions of Class A shares are 1% in the first 18 months and 0% thereafter. CDSC charges for all redemptions of Class C shares, are 1% in the first year and 0% thereafter.
[5]	The index returns are from Class C shares’ inception date.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective July 29, 2014, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios.

Growth of $10,000 for periods ended 3/31

This chart assumes an initial investment of $10,000 made on March 31, 2005, for Class A and Class B shares including any applicable sales charges or fees. The performance of Class C shares will be greater or less than that shown based on differences in inception dates, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.

For information regarding the indexes and certain investment terms, see Key Investment Terms on page 2.

9

VIRTUS BALANCED FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

($ reported in thousands)

	PAR VALUE		VALUE
U.S. GOVERNMENT SECURITIES—1.2%
U.S. Treasury Note
1.000%, 3/15/18	$1,045		$1,049
2.250%, 11/15/24	3,420		3,515
2.000%, 2/15/25	2,350		2,365
TOTAL U.S. GOVERNMENT SECURITIES
(Identified Cost $6,983)			6,929
MUNICIPAL BONDS—0.9%
Georgia—0.1%
Rockdale County Water & Sewerage Authority Revenue Taxable 3.060%, 7/1/24	600		616
Massachusetts—0.4%
Massachusetts Clean Water Trust (The) 5.000%, 2/1/45	1,955		2,266
Texas—0.4%
University of Texas System (The) Series B, Taxable 5.000%, 8/15/25	1,770		2,244
TOTAL MUNICIPAL BONDS (Identified Cost $5,164)			5,126
FOREIGN GOVERNMENT SECURITIES—0.8%
Kingdom of Morocco 144A 4.250%, 12/11/22(4)	600		621
Mongolia 144A 5.125%, 12/5/22(4)	410		348
Republic of Chile 5.500%, 8/5/20	257,000	CLP	439
Republic of Colombia 4.375%, 3/21/23	1,085,000	COP	380
Republic of Costa Rica 144A 4.375%, 4/30/25(4)	265		250
Republic of El Salvador 144A 6.375%, 1/18/27(4)	490		492
Republic of Indonesia
Series FR30, 10.750%, 5/15/16	4,700,000I	DR	374
Series FR63, 5.625%, 5/15/23	3,328,000I	DR	227
Republic of Kazakhstan 144A 4.875%, 10/14/44(4)	485		419

	PAR VALUE		VALUE
FOREIGN GOVERNMENT SECURITIES (continued)
United Mexican States
Series M, 6.500%, 6/9/22	4,590	MXN	$315
4.750%, 3/8/44	905	MXN	950
TOTAL FOREIGN GOVERNMENT SECURITIES
(Identified Cost $5,364)			4,815
MORTGAGE-BACKED SECURITIES—8.0%
Agency—2.9%
FHLMC
5.000%, 7/1/35	$343		382
5.000%, 12/1/35	843		946
6.000%, 6/1/37	466		532
3.500%, 11/1/44	833		874
FNMA
6.000%, 5/1/17	12		13
4.000%, 7/1/19	12		12
6.000%, 12/1/32	69		80
6.000%, 11/1/34	635		729
5.500%, 4/1/36	10		12
5.500%, 9/1/36	312		353
6.500%, 5/1/37	517		599
6.000%, 9/1/37	18		21
6.000%, 1/1/38	28		32
6.000%, 2/1/38	26		30
5.000%, 3/1/38	276		306
6.000%, 3/1/38	85		97
5.500%, 4/1/38	253		293
5.500%, 6/1/38	371		423
6.000%, 7/1/38	242		279
6.000%, 8/1/38	46		53
6.000%, 8/1/38	156		180
6.000%, 8/1/39	1,041		1,195
5.000%, 9/1/39	368		416
5.500%, 9/1/39	1,730		1,956
4.500%, 9/1/40	706		782
3.500%, 8/1/42	1,110		1,168
3.500%, 12/1/42	932		981
3.000%, 3/1/43	805		824
3.500%, 3/1/43	883		930
3.000%, 5/1/43	485		496
4.000%, 6/1/43	2,271		2,433

			17,427

See Notes to Financial Statements

10

VIRTUS BALANCED FUND

SCHEDULE OF INVESTMENTS (Continued)

MARCH 31, 2015

($ reported in thousands)

	PAR VALUE	VALUE
MORTGAGE-BACKED SECURITIES (continued)
Non-Agency—5.1%
A-10 Securitization LLC
13-1, B 144A 4.120%, 11/15/25(4)	$590	$590
14-1, A1 144A 1.720%, 4/15/33(4)	365	363
Ameriquest Mortgage Securities, Inc. 03-AR3, M4 6.024%, 6/25/33(3)	410	400
Aventura Mall Trust 13-AVM, C 144A 3.743%, 12/5/32(3)(4)	480	506
Banc of America (Merrill Lynch) Commercial Mortgage, Inc. 05-2, B 5.231%, 7/10/43(3)	1,000	1,001
Banc of America (Merrill Lynch) Commercial Mortgage, Inc. 05-2, G 144A 5.456%, 7/10/43(3)(4)	220	221
Banc of America Funding Trust
04-B, 2A1 2.565%, 11/20/34(3)	245	242
05-1, 1A1 5.500%, 2/25/35	406	412
Banc of America Mortgage Securities, Inc. 05-3, 1A15 5.500%, 4/25/35	275	279
Bank of America (Merrill Lynch – Countrywide) Home Loan Mortgage Pass-Through-Trust 04-6, 1A2 2.496%, 5/25/34(3)	702	699
Barclays (Lehman Brothers)–UBS Commercial Mortgage Trust 07-C7, A3 5.866%, 9/15/45(3)	1,477	1,623
BCAP LLC Trust 06-RR1, PE 5.000%, 11/25/36	922	941

	PAR VALUE	VALUE
Non-Agency (continued)
Citigroup Commercial Mortgage Trust 07-6, A4 5.703%, 12/10/49(3)	$650	$703
Commercial Mortgage Pass-Through-Certificates 07-C9, A4 5.798%, 12/10/49(3)	830	902
Goldman Sachs Mortgage Securities Trust II 07-GG10, A4 5.796%, 8/10/45(3)	1,842	1,990
Greenwich Capital Commercial Funding Corp. 07-GG9, A4 5.444%, 3/10/39	1,175	1,240
JPMorgan Chase (Bear Stearns) Commercial Mortgage Securities, Inc.
06-PW13, AM 5.582%, 9/11/41(3)	500	526
07-T28, A3 5.793%, 9/11/42	626	625
07- PW17, A4 5.694%, 6/11/50(3)	2,050	2,215
JPMorgan Chase (WaMu) Mortgage Pass-Through Certificates 03-S11, 3A5 5.950%, 11/25/33	526	543
JPMorgan Chase Commercial Mortgage Securities Trust
10-CNTR, A2 144A 4.311%, 8/5/32(4)	1,225	1,333
14-1, 1A1 144A 4.000%, 1/25/44(3)(4)	485	510
JPMorgan Chase Mortgage Trust 04-A4, 2A1 2.364%, 9/25/34(3)	677	683
Morgan Stanley Capital I Trust
07-T27, A4 5.650%, 6/11/42(3)	1,270	1,377
05-IQ10, A4B 5.270%, 9/15/42(3)	1,450	1,470
08-T29, A4 6.270%, 1/11/43(3)	1,620	1,800

See Notes to Financial Statements

11

VIRTUS BALANCED FUND

SCHEDULE OF INVESTMENTS (Continued)

MARCH 31, 2015

($ reported in thousands)

	PAR VALUE	VALUE
MORTGAGE-BACKED SECURITIES (continued)
Non-Agency (continued)
07-IQ14, AM 5.649%, 4/15/49(3)	$466	$489
07-IQ14, A4 5.692%, 4/15/49(3)	900	965
Motel 6 Trust 15-MTL6, B 144A 3.298%, 2/5/30(4)	770	777
New Residential Mortgage Loan Trust 14-1A, A 144A 3.750%, 1/25/54(3)(4)	334	345
Sequoia Mortgage Trust
14-2, A1 144A 4.000%, 6/25/44(3)(4)	426	442
15-1, A1 144A 3.500%, 1/25/45(3)(4)	687	698
Springleaf Mortgage Loan Trust 12-3A, A 144A 1.570%, 12/25/59(3)(4)	501	502
Wells Fargo (Wachovia Bank) Commercial Mortgage Trust
07-C30, A5 5.342%, 12/15/43	1,550	1,646
15-LC20, B 3.719%, 4/15/50	460	474
WinWater Mortgage Loan Trust 14-1, A1 144A 4.000%, 6/20/44(3)(4)	382	396

		29,928
TOTAL MORTGAGE-BACKED SECURITIES
(Identified Cost $45,874)		47,355
ASSET-BACKED SECURITIES—2.3%
American Homes 4 Rent
14-SFR2, C 144A 4.705%, 10/17/36(4)	615	656
15-SFR1, A 144A 3.467%, 4/17/45(4)	930	943
AmeriCredit Automobile Receivables Trust 12-3, C 2.420%, 5/8/18	1,035	1,047
Avis Budget Rental Car Funding LLC (AESOP) 11-3A, A 144A 3.410%, 11/20/17(4)	1,195	1,233

	PAR VALUE	VALUE
ASSET-BACKED SECURITIES (continued)
Bank of America (Merrill Lynch – Countrywide) Asset-Backed Certificates 05-1 AF5A 5.290%, 7/25/35(3)	$715	$710
Centre Point Funding LLC 12-2A, 1 144A 2.610%, 8/20/21(4)	649	647
Drug Royalty LP II 14-1, A2 144A 3.484%, 7/15/23(4)	683	694
Fairway Outdoor Funding LLC 12-1A, A2 144A 4.212%, 10/15/42(4)	336	337
GSAA Home Equity Trust 05-12, AF3W 4.999%, 9/25/35(3)	294	300
MASTR Specialized Loan Trust 05-3, A2 144A 5.704%, 11/25/35(3)(4)	489	500
Santander Drive Auto Receivables Trust
12-4, C 2.940%, 12/15/17	510	517
12-3, C 3.010%, 4/16/18	1,180	1,191
13-1, D 2.270%, 1/15/19	480	480
Sierra Timeshare Receivables Funding LLC 12-3A, A 144A 1.870%, 8/20/29(4)	353	354
Silverleaf Finance LLC XV 12-D, A 144A 3.000%, 3/17/25(4)	181	183
SoFi Professional Loan Program LLC 15-A, A2 144A 2.420%, 3/25/30(4)	569	569
TAL Advantage V LLC
13-1A A 144A 2.830%, 2/22/38(4)	752	752
14-3A, A 144A 3.270%, 11/21/39(4)	561	571
Tidewater Auto Receivables Trust 12-AA, B 144A 2.430%, 4/15/19(4)	475	479

See Notes to Financial Statements

12

VIRTUS BALANCED FUND

SCHEDULE OF INVESTMENTS (Continued)

MARCH 31, 2015

($ reported in thousands)

	PAR VALUE	VALUE
ASSET-BACKED SECURITIES (continued)
Vericrest Opportunity Loan Trust 15-NPL4, A1 144A 3.500%, 2/25/55(3)(4)	$917	$917
Westgate Resorts LLC 12-2A, A 144A 3.000%, 1/20/25(4)	199	200
TOTAL ASSET-BACKED SECURITIES (Identified Cost $13,121)		13,280
CORPORATE BONDS AND NOTES—21.8%
Consumer Discretionary—3.0%
Argos Merger Sub, Inc. 144A 7.125%, 3/15/23(4)	415	431
Boyd Gaming Corp. 9.000%, 7/1/20	445	482
Brookfield Residential Properties, Inc. 144A 6.125%, 7/1/22(4)	335	348
Caesars Entertainment Operating Co., Inc. 9.000%, 2/15/20(15)	210	156
Caesars Entertainment Resort Properties LLC (Caesars Entertainment Resort Property) 8.000%, 10/1/20	195	195
Caesars Growth Properties Holdings LLC 144A 9.375%, 5/1/22(4)	215	166
CCO Holdings LLC
5.250%, 3/15/21	235	242
5.250%, 9/30/22	255	262
Cequel Communications Holdings I LLC (Cequel Capital Corp.)
144A 5.125%, 12/15/21(4)	145	145
144A 5.125%, 12/15/21(4)	345	347
Clear Channel Worldwide Holdings, Inc. Series B 7.625%, 3/15/20	795	841
Cleopatra Finance Ltd. 144A 6.250%, 2/15/22(4)	450	441
Columbus International, Inc. 144A 7.375%, 3/30/21(4)	200	211

	PAR VALUE	VALUE
Consumer Discretionary (continued)
Family Tree Escrow LLC 144A 5.250%, 3/1/20(4)	$95	$100
144A 5.750%, 3/1/23(4)	190	201
Intelsat Jackson Holdings SA 5.500%, 8/1/23	420	399
Isle of Capri Casinos, Inc. 5.875%, 3/15/21	490	506
Landry’s, Inc. 144A 9.375%, 5/1/20(4)	850	914
Lear Corp. 5.250%, 1/15/25	470	482
Meritor, Inc. 6.750%, 6/15/21	435	452
MGM Resorts International 6.750%, 10/1/20	500	536
Mohegan Tribal Gaming Authority 9.750%, 9/1/21	200	213
MPG Holdco I, Inc. 144A 7.375%, 10/15/22(4)	435	467
Netflix, Inc. 144A 5.500%, 2/15/22(4)	295	303
Norwegian Cruise Lines Corp. Ltd. 144A 5.250%, 11/15/19(4)	50	52
Numericable Group SA 144A 6.000%, 5/15/22(4)	485	493
Penn National Gaming, Inc. 5.875%, 11/1/21	295	295
Pinnacle Entertainment, Inc. 6.375%, 8/1/21	465	496
Priceline Group Inc. The 3.650%, 3/15/25	605	616
QVC, Inc. 4.375%, 3/15/23	600	611
RSI Home Products, Inc. 144A 6.500%, 3/15/23(4)	235	240
Scientific Games International, Inc.
144A 6.625%, 5/15/21(4)	495	367
144A 7.000%, 1/1/22(4)	370	380

See Notes to Financial Statements

13

VIRTUS BALANCED FUND

SCHEDULE OF INVESTMENTS (Continued)

MARCH 31, 2015

($ reported in thousands)

	PAR VALUE	VALUE
CORPORATE BONDS AND NOTES (continued)
Consumer Discretionary (continued)
Seminole Hard Rock Entertainment, Inc. 144A 5.875%, 5/15/21(4)	$155	$156
Signet UK Finance plc 4.700%, 6/15/24	630	648
Six Flags Entertainment Corp. 144A 5.250%, 1/15/21(4)	525	542
Station Casinos LLC 7.500%, 3/1/21	525	562
Taylor Morrison Communities, Inc. (Monarch Communities, Inc.) 144A 5.250%, 4/15/21(4)	350	348
Tenneco, Inc. 5.375%, 12/15/24	175	183
Toll Brothers Finance Corp. 4.000%, 12/31/18	115	118
6.750%, 11/1/19	580	658
TRI Pointe Holdings, Inc. 144A 5.875%, 6/15/24(4)	465	456
Viking Cruises Ltd. 144A 8.500%, 10/15/22(4)	480	536
VTR Finance B.V. 144A 6.875%, 1/15/24(4)	250	260
Wyndham Worldwide Corp. 5.625%, 3/1/21	545	615

		17,472

Consumer Staples—0.3%
Flowers Foods, Inc. 4.375%, 4/1/22	600	642
Ingles Markets, Inc. 5.750%, 6/15/23	385	401
Pilgrim’s Pride Corp. 144A 5.750%, 3/15/25(4)	175	179
Reynolds American, Inc. 3.250%, 11/1/22	610	607
Rite Aid Corp. 144A 6.125%, 4/1/23(4)	35	36

	PAR VALUE	VALUE
Consumer Staples (continued)
Whitewave Foods Co. (The) 5.375%, 10/1/22	$165	$178

		2,043

Energy—2.7%
Antero Resources Corp. 144A 5.625%, 6/1/23(4)	255	253
Carrizo Oil & Gas, Inc. 7.500%, 9/15/20	460	475
Compagnie Generale de Geophysique-Veritas 6.500%, 6/1/21	365	293
CONSOL Energy, Inc. 5.875%, 4/15/22	315	287
El Paso Pipeline Partners Operating Co. LLC 7.500%, 11/15/40	1,155	1,449
Endeavor Energy Resources LP 144A 7.000%, 8/15/21(4)	275	267
Energy Transfer Partners LP
5.200%, 2/1/22	1,295	1,411
5.875%, 1/15/24	480	509
6.500%, 2/1/42	635	737
FTS International, Inc. 144A 6.250%, 5/1/22(4)	185	137
Gazprom Neft OAO (GPN Capital SA) 144A 6.000%, 11/27/23(4)(6)	200	173
Gulfmark Offshore, Inc. 6.375%, 3/15/22	465	369
Halcon Resources Corp. 8.875%, 5/15/21	395	277
Helmerich & Payne International Drilling Co. 144A 4.650%, 3/15/25(4)	340	352
Laredo Petroleum, Inc. 6.250%, 3/15/23	95	95
Linn Energy LLC 6.500%, 9/15/21	305	238
MarkWest Energy Partners LP (MarkWest Energy Finance Corp.) 4.875%, 12/1/24	945	971

See Notes to Financial Statements

14

VIRTUS BALANCED FUND

SCHEDULE OF INVESTMENTS (Continued)

MARCH 31, 2015

($ reported in thousands)

	PAR VALUE	VALUE
CORPORATE BONDS AND NOTES (continued)
Energy (continued)
MEG Energy Corp. 144A 7.000%, 3/31/24(4)	$500	$474
Newfield Exploration Co. 5.375%, 1/1/26	465	470
NGL Energy Partners LP (NGL Energy Finance Corp.) 5.125%, 7/15/19	460	453
Novatek OAO (Novatek Finance Ltd.) 144A 4.422%, 12/13/22(4)(6)	208	165
Pacific Rubiales Energy Corp. 144A 5.375%, 1/26/19(4)	600	397
Parker Drilling Co. (The) 7.500%, 8/1/20	485	396
Petroleos Mexicanos
3.500%, 1/30/23	795	776
4.875%, 1/18/24	200	212
QGOG Constellation SA 144A 6.250%, 11/9/19(4)	480	275
Regency Energy Partners LP
5.875%, 3/1/22	425	463
4.500%, 11/1/23	480	485
Rosetta Resources, Inc. 5.875%, 6/1/24	490	458
Rowan Cos., Inc. 4.875%, 6/1/22	555	533
Sabine Oil & Gas Corp. 7.250%, 6/15/19	510	84
Sabine Pass Liquefaction LLC 6.250%, 3/15/22	425	441
Sunoco LP (Sunoco Finance Corp.) 144A 6.375%, 4/1/23(4)	200	206
Weatherford International Ltd. 4.500%, 4/15/22	540	494
Williams Cos., Inc. (The)
3.700%, 1/15/23	950	878
4.550%, 6/24/24	205	200

		16,153

	PAR VALUE		VALUE
Financials—7.8%
Aircastle Ltd.
4.625%, 12/15/18	$30		$31
6.250%, 12/1/19	500		551
5.125%, 3/15/21	390		409
Akbank TAS 144A 7.500%, 2/5/18	845	TRY	298
Allstate Corp. (The) 5.750%, 8/15/53(3)(8)	820		893
Ally Financial, Inc.
4.125%, 3/30/20	320		319
4.125%, 2/13/22	255		249
Apollo Management Holdings LP 144A 4.000%, 5/30/24(4)	590		607
Ares Capital Corp. 3.875%, 1/15/20	470		479
Ares Finance Co., LLC 144A 4.000%, 10/8/24(4)	595		585
Banco Bilbao Vizcaya Argentaria Bancomer S.A. 144A 6.750%, 9/30/22(4)	530		599
Banco de Credito del Peru 144A 6.125%, 4/24/27(3)(4)	730		794
Banco de Credito e Inversiones 144A 4.000%, 2/11/23(4)	600		607
Banco Inbursa SA Institucion de Banca Multiple 144A 4.125%, 6/6/24(4)	490		483
Banco Internacional del Peru SAA 144A 6.625%, 3/19/29(3)(4)	925		999
Banco Santander Chile 144A 3.875%, 9/20/22(4)	900		919
Bancolombia S.A. 5.125%, 9/11/22	580		585
Bank of America Corp.
5.750%, 8/15/16	1,155		1,222
5.625%, 7/1/20	715		824
4.200%, 8/26/24	475		491
Bank of Baroda 144A 4.875%, 7/23/19(4)	600		647
Barclays Bank plc 144A 6.050%, 12/4/17(4)	555		611

See Notes to Financial Statements

15

VIRTUS BALANCED FUND

SCHEDULE OF INVESTMENTS (Continued)

MARCH 31, 2015

($ reported in thousands)

	PAR VALUE	VALUE
CORPORATE BONDS AND NOTES (continued)
Financials (continued)
Braskem America Finance Co. RegS 7.125%, 7/22/41(5)	$630	$561
Citigroup, Inc. 4.050%, 7/30/22	600	629
Citizens Financial Group, Inc. 144A 5.500%, 12/29/49(3)(4)	270	270
Corporate Office Properties LP 3.600%, 5/15/23	610	592
CTR Partnership LP (Caretrust Capital Corp.) 5.875%, 6/1/21	395	405
Developers Diversified Realty Corp.
7.875%, 9/1/20	475	592
3.500%, 1/15/21	385	399
Development Bank of Kazakhstan OJSC 144A 4.125%, 12/10/22(4)	640	545
Digital Realty Trust LP 5.250%, 3/15/21	540	601
Discover Financial Services, Inc. 3.950%, 11/6/24	570	587
Drawbridge Special Opportunities Fund LP 144A 5.000%, 8/1/21(4)	485	483
E*Trade Financial Corp. 5.375%, 11/15/22	485	513
Education Realty Operating Partnership LP 4.600%, 12/1/24	595	619
Excel Trust LP 4.625%, 5/15/24	255	268
First Cash Financial Services, Inc. 6.750%, 4/1/21	285	295
Ford Motor Credit Co. LLC 5.750%, 2/1/21	535	622
FS Investment Corp. 4.250%, 1/15/20	525	534

	PAR VALUE	VALUE
Financials (continued)
General Motors Financial Co., Inc. 4.750%, 8/15/17	$545	$576
Genworth Holdings, Inc. 4.900%, 8/15/23	825	710
GLP Capital LP (GLP Financing II, Inc.)
4.875%, 11/1/20	410	420
5.375%, 11/1/23	15	16
Goldman Sachs Group, Inc. (The)
Series D, 6.000%, 6/15/20	595	694
5.750%, 1/24/22	875	1,021
Highwoods Realty LP 3.625%, 1/15/23	595	608
Hutchison Whampoa International Ltd. Series 12, 144A 6.000%(3)(4)(7)(8)	680	723
ICAHN Enterprises LP (ICAHN Enterprises Finance Corp.)
4.875%, 3/15/19	45	46
6.000%, 8/1/20	240	249
5.875%, 2/1/22	450	464
ICICI Bank Ltd. 144A 4.800%, 5/22/19(4)	600	643
Intesa San Paolo S.p.A 3.125%, 1/15/16	480	487
iStar Financial, Inc. 5.000%, 7/1/19	270	271
JPMorgan Chase & Co. 6.125%, 6/27/17	1,225	1,342
Kazakhstan Temir Zholy Finance BV 144A 6.950%, 7/10/42(4)	480	439
Korea Finance Corp. 4.625%, 11/16/21	430	485
Leucadia National Corp. 5.500%, 10/18/23	460	475
Liberty Mutual Group, Inc. 144A 4.250%, 6/15/23(4)	590	628
Lincoln National Corp. 4.200%, 3/15/22	915	989
Macquarie Bank Ltd. 144A 6.625%, 4/7/21(4)	34	40

See Notes to Financial Statements

16

VIRTUS BALANCED FUND

SCHEDULE OF INVESTMENTS (Continued)

MARCH 31, 2015

($ reported in thousands)

	PAR VALUE	VALUE
CORPORATE BONDS AND NOTES (continued)
Financials (continued)
Macquarie Group Ltd. 144A 6.250%, 1/14/21(4)	$490	$570
Morgan Stanley
5.550%, 4/27/17	570	617
5.500%, 7/28/21	300	348
6.375%, 7/24/42	610	814
Series H, 5.450%, 12/29/49(3)	75	76
MPT Operating Partnership LP 5.500%, 5/1/24	170	181
Navient LLC 5.500%, 1/25/23	500	476
Nordea Bank AB 144A 4.250%, 9/21/22(4)	600	635
PKO Finance AB 144A 4.630%, 9/26/22(4)(6)	575	608
Prudential Financial, Inc.
5.875%, 9/15/42(3)	330	358
5.625%, 6/15/43(3)(8)	1,150	1,219
Retail Opportunity Investments Partnership LP 4.000%, 12/15/24	485	496
Sabra Health Care LP 5.500%, 2/1/21	160	171
Select Income REIT 4.500%, 2/1/25	590	591
Teachers Insurance & Annuity Association of America 144A 4.375%, 9/15/54(3)(4)	510	531
Turkiye Garanti Bankasi AS 144A 5.250%, 9/13/22(4)	665	683
UBS AG 7.625%, 8/17/22	500	606
Ventas Realty LP (Ventas Capital Corp.)
4.250%, 3/1/22	310	332
3.250%, 8/15/22	280	281
Voya Financial, Inc. 5.650%, 5/15/53(3)	870	914
Walter Investment Management Corp. 7.875%, 12/15/21	640	576

	PAR VALUE	VALUE
Financials (continued)
Wells Fargo & Co. Series M, 3.450%, 2/13/23	$1,150	$1,177
XLIT Ltd. Series E, 6.500%, 12/29/49(3)	730	646
York Risk Services Holding Corp. 144A 8.500%, 10/1/22(4)	320	304

		46,253

Health Care—1.6%
Acadia Healthcare Co., Inc. 5.125%, 7/1/22	200	201
Actavis, Inc. 3.250%, 10/1/22	640	639
Capsugel SA PIK Interest Capitalization 144A 7.000%, 5/15/19(4)(13)	105	107
Cardinal Health, Inc. 3.200%, 3/15/23	300	306
Catamaran Corp. 4.750%, 3/15/21	335	373
Centene Corp. 4.750%, 5/15/22	490	509
Community Health Systems, Inc. 6.875%, 2/1/22	130	139
Crimson Merger Sub, Inc. 144A 6.625%, 5/15/22(4)	365	324
DaVita Healthcare Partners, Inc. 5.125%, 7/15/24	485	497
Forest Laboratories, Inc. 144A 4.875%, 2/15/21(4)	485	536
HCA, Inc. 5.375%, 2/1/25	280	295
HealthSouth Corp. 5.750%, 11/1/24	500	523
IASIS Healthcare LLC 8.375%, 5/15/19	240	250
LifePoint Hospitals, Inc. 5.500%, 12/1/21	480	505
Mallinckrodt International Finance S.A. 144A 5.750%, 8/1/22(4)	190	196

See Notes to Financial Statements

17

VIRTUS BALANCED FUND

SCHEDULE OF INVESTMENTS (Continued)

MARCH 31, 2015

($ reported in thousands)

	PAR VALUE	VALUE
CORPORATE BONDS AND NOTES (continued)
Health Care (continued)
MPH Acquisition Holdings LLC 144A 6.625%, 4/1/22(4)	$345	$358
Owens & Minor, Inc. 3.875%, 9/15/21	110	115
Salix Pharmaceuticals Ltd. 144A 6.000%, 1/15/21(4)	85	94
Select Medical Corp. 6.375%, 6/1/21	615	612
Surgical Care Affiliates, Inc. 144A 6.000%, 4/1/23(4)	478	484
Tenet Healthcare Corp.
144A 5.500%, 3/1/19(4)	260	263
4.500%, 4/1/21	765	753
8.125%, 4/1/22	580	641
Valeant Pharmaceuticals International, Inc.
144A 7.500%, 7/15/21(4)	60	65
144A 5.500%, 3/1/23(4)	155	158
VRX Escrow Corp.
144A 5.875%, 5/15/23(4)	170	175
144A 6.125%, 4/15/25(4)	90	93

		9,211

Industrials—1.8%
ADT Corp. (The) 6.250%, 10/15/21	705	753
Ahern Rentals, Inc. 144A 9.500%, 6/15/18(4)	370	394
Air Canada
144A 6.750%, 10/1/19(4)	685	734
Pass-Through-Trust, 13-1, B 144A 5.375%, 5/15/21(4)	205	215
Bombardier, Inc.
144A 4.750%, 4/15/19(4)	490	483
144A 6.125%, 1/15/23(4)	495	470
Builders FirstSource, Inc. 144A 7.625%, 6/1/21(4)	440	444
Building Materials Corp. of America 144A 5.375%, 11/15/24(4)	220	224

	PAR VALUE	VALUE
Industrials (continued)
Carpenter Technology Corp. 4.450%, 3/1/23	$560	$574
Continental Airlines Pass-Through-Trust
99-1, A 6.545%, 2/2/19	803	881
99-2, C2 AMBC 6.236%, 3/15/20	416	448
00-1, A1 8.048%, 11/1/20	922	1,043
Delta Air Lines Pass-Through-Trust 12-1, A 4.750%, 5/7/20	657	709
Harland Clarke Holdings Corp. 144A 6.875%, 3/1/20(4)	325	332
Masco Corp.
5.950%, 3/15/22	435	488
4.450%, 4/1/25	190	196
Masonite International Corp. 144A 5.625%, 3/15/23(4)	100	103
Nortek, Inc. 8.500%, 4/15/21	325	349
Northwest Airlines Pass-Through-Trust 02-1, G2 6.264%, 11/20/21	534	581
Penske Truck Leasing Co. LP (Penske Truck Lease Finance Corp.) 144A 3.375%, 2/1/22(4)	225	225
Spirit AeroSystems, Inc. 5.250%, 3/15/22	140	146
TransDigm, Inc. 6.000%, 7/15/22	490	492
United Rentals North America, Inc. 5.500%, 7/15/25	240	245

		10,529

Information Technology—0.7%
Dun & Bradstreet Corp. (The) 4.375%, 12/1/22	625	656

See Notes to Financial Statements

18

VIRTUS BALANCED FUND

SCHEDULE OF INVESTMENTS (Continued)

MARCH 31, 2015

($ reported in thousands)

	PAR VALUE	VALUE
CORPORATE BONDS AND NOTES (continued)
Information Technology (continued)
First Data Corp.
144A 8.250%, 1/15/21(4)	$265	$287
11.750%, 8/15/21	1,012	1,175
Infinity Acquisition LLC (Infinity Acquisition Finance Corp.) 144A 7.250%, 8/1/22(4)	380	357
Interactive Data Corp. 144A 5.875%, 4/15/19(4)	370	374
KLA-Tencor Corp. 4.650%, 11/1/24	585	614
Project Homestake Merger Corp. 144A 8.875%, 3/1/23(4)	210	211
QualityTech LP (QTS Finance Corp.) 144A 5.875%, 8/1/22(4)	50	52
SunGard Data Systems, Inc. 6.625%, 11/1/19	350	362

		4,088

Materials—1.5%
Alpek SA de C.V. 144A 5.375%, 8/8/23(4)	810	873
Cemex SAB de CV 144A 9.500%, 6/15/18(4)	445	496
Eldorado Gold Corp. 144A 6.125%, 12/15/20(4)	210	205
Fibria Overseas Finance Ltd. 5.250%, 5/12/24	465	463
Gerdau Holdings, Inc. 144A 7.000%, 1/20/20(4)	220	235
Hexion U.S. Finance Corp. 6.625%, 4/15/20	335	308
Ineos Finance plc 144A 8.375%, 2/15/19(4)	365	388
INEOS Group Holdings SA 144A 5.875%, 2/15/19(4)	250	248
Inversiones CMPC S.A. 144A 4.375%, 5/15/23(4)	850	866
Methanex Corp. 4.250%, 12/1/24	615	623

	PAR VALUE		VALUE
Materials (continued)
NewMarket Corp. 4.100%, 12/15/22	$649		$675
PTT Global Chemical plc RegS 4.250%, 9/19/22(5)	475		496
Reynolds Group Issuer, Inc. 8.250%, 2/15/21	365		392
Sappi Papier Holding GmbH 144A 6.625%, 4/15/21(4)	420		443
Sealed Air Corp. 144A 4.875%, 12/1/22(4)	490		501
Tronox Finance LLC 6.375%, 8/15/20	355		349
United States Steel Corp. 6.875%, 4/1/21	605		598
Vedanta Resources plc 144A 9.500%, 7/18/18(4)	480		487

			8,646

Telecommunication Services—1.6%
America Movil SAB de C.V. Series 12 6.450%, 12/5/22	3,000	MXN	190
AT&T, Inc. 3.875%, 8/15/21	1,185		1,255
CenturyLink, Inc. Series S, 6.450%, 6/15/21	645		699
Cincinnati Bell, Inc. 8.375%, 10/15/20	485		518
Crown Castle Towers LLC 144A 4.883%, 8/15/20(4)	1,200		1,318
Digicel Group Ltd. 144A 8.250%, 9/30/20(4)	480		483
Empresa Nacional de Telecomunicaciones S.A. 144A 4.875%, 10/30/24(4)	240		251
Frontier Communications Corp. 6.250%, 9/15/21	575		579
Level 3 Financing, Inc. 7.000%, 6/1/20	685		735

See Notes to Financial Statements

19

VIRTUS BALANCED FUND

SCHEDULE OF INVESTMENTS (Continued)

MARCH 31, 2015

($ reported in thousands)

	PAR VALUE	VALUE
CORPORATE BONDS AND NOTES (continued)
Telecommunication Services (continued)
Millicom International Cellular SA 144A 6.625%, 10/15/21(4)	$200	$212
Sprint Communications, Inc. 6.000%, 11/15/22	640	610
T-Mobile USA, Inc.
6.125%, 1/15/22	355	367
6.731%, 4/28/22	120	127
6.500%, 1/15/24	250	262
Telefonica Emisiones SAU 4.570%, 4/27/23	510	561
UPCB Finance IV Ltd. 144A 5.375%, 1/15/25(4)	200	200
Wind Acquisition Finance S.A. 144A 4.750%, 7/15/20(4)	245	246
Windstream Corp. 7.750%, 10/15/20	720	741

		9,354

Utilities—0.8%
Abu Dhabi National Energy Co. 144A 2.500%, 1/12/18(4)	600	609
AmeriGas Partners LP 7.000%, 5/20/22	425	458
Dynegy Finance I, Inc.
144A 7.375%, 11/1/22(4)	270	285
144A 7.625%, 11/1/24(4)	100	105
Electricite de France SA 144A 5.250% (3)(4)(7)(8)	610	637
Enel SpA 144A 8.750%, 9/24/73(3)(4)(8)	245	296
FirstEnergy Transmission LLC 144A 4.350%, 1/15/25(4)	630	665
Israel Electric Corp. Ltd. 144A 5.625%, 6/21/18(4)	400	427
RJS Power Holdings LLC 144A 5.125%, 7/15/19(4)	275	272
State Grid Overseas Investment Ltd. 144A 4.125%, 5/7/24(4)	610	661

	PAR VALUE	VALUE
Utilities (continued)
TerraForm Power Operating LLC 144A 5.875%, 2/1/23(4)	$190	$198

		4,613
TOTAL CORPORATE BONDS AND NOTES (Identified Cost $126,935)		128,362
CONVERTIBLE BONDS—0.1%
General Electric Capital Corp. Series A 7.125%, 12/15/49(3)	500	587
TOTAL CONVERTIBLE BONDS (Identified Cost $500)		587
LOAN AGREEMENTS—2.9%
Consumer Discretionary—0.6%
Brickman Group Ltd. LLC (The) Second Lien, 7.500%, 12/17/21	229	230
Caesars Entertainment Operating Co., Inc. Tranche B-7, 1.500%, 1/28/18	152	139
Caesars Growth Properties Holdings LLC Tranche B, First Lien, 6.250%, 5/8/21	184	164
CBAC Borrower LLC Tranche B, 8.250%, 7/2/20	252	244
Charter Communications Operating LLC Tranche G, 4.250%, 9/10/21	115	116
Delta 2 (Lux) S.A.R.L. Second Lien, 7.750%, 7/29/22	240	239
Key Safety Systems, Inc. 4.750%, 8/29/21	236	237
Leslie’s Poolmart Tranche B, 4.250%, 10/16/19	463	461

See Notes to Financial Statements

20

VIRTUS BALANCED FUND

SCHEDULE OF INVESTMENTS (Continued)

MARCH 31, 2015

($ reported in thousands)

	PAR VALUE	VALUE
LOAN AGREEMENTS (continued)
Consumer Discretionary (continued)
Marina District Finance Co., Inc. 6.500%, 8/15/18	$335	$338
Peppermill Casinos, Inc. Tranche B, 7.250%, 11/9/18	465	468
PetSmart, Inc. 5.000%, 3/11/22	66	67
Shingle Springs Tribal Gaming Authority 6.250%, 8/29/19	252	254
TWCC Holding Corp. Second Lien, 7.000%, 6/26/20	612	544
U.S. Farathane Corp. 6.750%, 12/23/21	243	246

		3,747

Consumer Staples—0.2%
Albertson’s LLC Tranche B-4, 5.500%, 8/25/21	357	361
New Hostess Brand Acquisition LLC Tranche B, 6.750%, 4/9/20	402	410
Rite Aid Corp.
Tranche 1, Second Lien, 5.750%, 8/21/20	31	31
Tranche 2, Second Lien, 4.875%, 6/21/21	340	341

		1,143

Energy—0.3%
Arch Coal, Inc. 6.250%, 5/16/18	496	385
Chief Exploration & Development LLC Second Lien, 7.500%, 5/16/21	356	332
Drillships Ocean Ventures, Inc. 5.500%, 7/25/21	270	226

	PAR VALUE	VALUE
Energy (continued)
Fieldwood Energy LLC Closing Date Loan, Second Lien, 8.375%, 9/30/20	$480	$354
Jonah Energy LLC Second Lien, 7.500%, 5/12/21	285	255
Templar Energy LLC Second Lien, 8.500%, 11/25/20	480	329

		1,881

Financials—0.2%
Altisource Solutions S.A.R.L. Tranche B, 4.500%, 12/9/20	253	187
Capital Automotive LP Second Lien, 6.000%, 4/30/20	206	210
Walter Investment Management Corp. Tranche B, 4.750%, 12/18/20	557	513

		910

Health Care—0.3%
Ardent Medical Services, Inc.
First Lien, 6.750%, 7/2/18	142	142
Second Lien, 11.000%, 1/2/19	359	361
InVentiv Health, Inc. Tranche B-4, 7.750%, 5/15/18	240	241
MMM Holdings, Inc. 9.750%, 12/12/17	118	105
MSO of Puerto Rico, Inc. 9.750%, 12/12/17	86	76
NVA Holdings, Inc. Second Lien 8.000%, 8/14/22	227	228
Regional Care, Inc. (RCHP, Inc.) First Lien, 6.000%, 4/23/19	400	403

See Notes to Financial Statements

21

VIRTUS BALANCED FUND

SCHEDULE OF INVESTMENTS (Continued)

MARCH 31, 2015

($ reported in thousands)

	PAR VALUE	VALUE
LOAN AGREEMENTS (continued)
Health Care (continued)
Surgery Center Holdings, Inc.
First Lien, 5.250%, 11/3/20	$63	$63
Second Lien, 8.500%, 11/3/21	190	188
Surgical Care Affiliates, Inc. 4.250%, 3/17/22	42	42
United Surgical Partners Tranche B 4.750%, 4/3/19	177	178

		2,027

Industrials—0.4%
Alliance Laundry Systems LLC Second Lien, 9.500%, 12/10/19	54	54
American Airlines, Inc. Tranche B, 3.750%, 6/27/19	731	732
CHG Healthcare Services, Inc. Second Lien, 9.000%, 11/19/20	322	323
Filtration Group Corp. Second Lien, 8.250%, 11/22/21	480	483
Headwaters, Inc. Tranche B, 4.500%, 3/24/22	22	22
Landmark U.S. Member LLC (LM U.S. Corp. Acquisition, Inc.) Second Lien 8.250%, 1/25/21	365	363
Navistar, Inc. Tranche B, 5.750%, 8/17/17	330	332
U.S. Airways, Inc. Tranche B-1, 3.500%, 5/23/19	100	100

		2,409

	PAR VALUE	VALUE
Information Technology—0.7%
Allflex Holdings III, Inc. Second Lien, 8.000%, 7/19/21	$255	$256
Applied Systems, Inc. Second Lien, 7.500%, 1/24/22	250	250
Blue Coat Systems, Inc. Second Lien, 9.500%, 6/26/20	791	808
Dell International LLC Tranche B, 4.500%, 4/29/20	465	469
Deltek, Inc. Second Lien, 10.000%, 10/10/19	38	39
First Data Corp. 3.674%, 3/23/18	640	641
Infinity Acquisition Ltd. 4.250%, 8/6/21	237	236
Kronos, Inc. Second Lien, 9.750%, 4/30/20	564	578
Mitchell International, Inc. Second Lien, 8.500%, 10/11/21	334	332
Riverbed Technologies, Inc. 0.000%, 2/25/22(9)	211	213

		3,822

Materials—0.2%
Fortescue Metals Group (FMG) Resources Property Ltd. 3.750%, 6/30/19	624	565
Houghton International, Inc. Holding Corp. Second Lien, 9.500%, 12/21/20	240	240
INEOS U.S. Finance LLC 0.000%, 3/11/22(9)	15	15
Noranda Aluminum Acquisition Corp. Tranche B, 5.750%, 2/28/19	342	320

		1,140

See Notes to Financial Statements

22

VIRTUS BALANCED FUND

SCHEDULE OF INVESTMENTS (Continued)

MARCH 31, 2015

($ reported in thousands)

	PAR VALUE		VALUE
LOAN AGREEMENTS (continued)
Utilities—0.0%
Atlantic Power LP 4.750%, 2/24/21	$101		$101
TOTAL LOAN AGREEMENTS (Identified Cost $17,921)			17,180

	SHARES
PREFERRED STOCKS—0.8%
Energy—0.1%
PTT Exploration & Production PCL 144A, 4.875%(3)(4)	610	(10)	611

Financials—0.7%
Citigroup, Inc. Series N, 5.800%(3)	460	(10)	462
General Electric Capital Corp. Series C, 5.25%(3)	600	(10)	616
Goldman Sachs Group, Inc. (The) Series L, 5.700%(3)	345	(10)	355
JPMorgan Chase & Co. Series V, 5.000%(3)	535	(10)	526
PNC Financial Services Group, Inc. (The) Series R, 4.850%(3)	490	(10)	478
SunTrust Bank, Inc. 5.625%(3)	140	(10)	143
Wells Fargo & Co. Series K, 7.980%(3)	730	(10)	799
Zions Bancorp Series 6.950%(3)	23,200		640

			4,019
TOTAL PREFERRED STOCKS (Identified Cost $4,569)			4,630
COMMON STOCKS—59.7%
Consumer Discretionary—10.2%
American Eagle Outfitters, Inc.	313,000		5,346
Bridgestone Corp. Unsponsored ADR	155,000		3,110
Ford Motor Co.	338,000		5,455

	SHARES	VALUE
Consumer Discretionary (continued)
Fuji Heavy Industries Ltd.	51,300	$3,421
GameStop Corp. Class A(11)	43,000	1,632
Lear Corp.	48,000	5,319
Macy’s, Inc.	84,000	5,452
Michael Kors Holdings Ltd.(2)	67,000	4,405
Panasonic Corp.	188,200	2,471
Regal Entertainment Group Class A(11)	234,000	5,345
Royal Caribbean Cruises Ltd.	70,000	5,730
Tata Motors Ltd. Sponsored ADR	48,950	2,206
Toyota Motor Corp. Sponsored ADR	19,400	2,714
Viacom, Inc. Class B	71,000	4,849
WPP plc(11)	20,900	2,378

		59,833

Consumer Staples—2.1%
Archer-Daniels-Midland Co. (The)	104,000	4,930
Marine Harvest ASA Sponsored ADR(11)	192,300	2,191
PepsiCo, Inc.	52,000	4,972

		12,093

Energy—4.4%
Cameco Corp.	137,800	1,919
Continental Resources, Inc.(2)	116,000	5,066
Encana Corp.	234,010	2,609
Schlumberger Ltd.	61,000	5,090
Suncor Energy, Inc.	183,000	5,353
Valero Energy Corp.	91,000	5,789

		25,826

Financials—9.9%
Aegon NV American Registered Shares	335,700	2,662
Aviva plc Sponsored ADR	158,500	2,563
Banco Bilbao Vizcaya Argentaria SA Sponsored ADR	215,372	2,160

See Notes to Financial Statements

23

VIRTUS BALANCED FUND

SCHEDULE OF INVESTMENTS (Continued)

MARCH 31, 2015

($ reported in thousands)

	SHARES	VALUE
COMMON STOCKS (continued)
Financials (continued)
BB&T Corp.	141,000	$5,498
BlackRock, Inc.	14,700	5,378
Blackstone Group LP (The)	137,000	5,328
BNP Paribas ADR	78,100	2,368
Credit Agricole S.A.	364,100	2,658
Goldman Sachs Group, Inc. (The)	28,000	5,263
ICICI Bank Ltd. Sponsored ADR	197,650	2,048
ING Groep N.V. Sponsored ADR(2)(11)	213,850	3,124
Intesa Sanpaolo Sponsored ADR	162,150	3,305
JPMorgan Chase & Co.	86,000	5,210
Lincoln National Corp.	90,000	5,171
Mitsubishi Estate Co. Ltd.	116,160	2,706
ORIX Corp. Sponsored ADR	40,750	2,866

		58,308

Health Care—9.8%
Abbott Laboratories	118,000	5,467
Becton, Dickinson & Co.	37,000	5,313
Biogen, Inc.(2)	13,000	5,489
Gilead Sciences, Inc.(2)	52,000	5,103
HCA Holdings, Inc.(2)	75,000	5,642
Novartis AG Sponsored ADR	29,350	2,894
Quest Diagnostics, Inc.	23,000	1,768
Shire plc ADR	15,050	3,601
St. Jude Medical, Inc.	80,000	5,232
Teva Pharmaceutical Industries Ltd. Sponsored ADR	43,190	2,691
UnitedHealth Group, Inc.	44,000	5,205
Valeant Pharmaceuticals International, Inc.(2)	22,250	4,419
Zimmer Holdings, Inc.	44,000	5,171

		57,995

Industrials—9.4%
Alaska Air Group, Inc.	81,000	5,360
Cummins, Inc.	36,000	4,991

	SHARES	VALUE
Industrials (continued)
FedEx Corp.	29,000	$4,798
Hitachi Ltd. ADR	36,600	2,510
Hutchison Whampoa Ltd. ADR	118,450	3,287
L-3 Communications Holdings, Inc.	40,000	5,032
Nidec Corp. ADR	229,650	3,840
Parker Hannifin Corp.	43,000	5,107
Southwest Airlines Co.	116,000	5,139
Trinity Industries, Inc.	160,000	5,682
Union Pacific Corp.	43,000	4,657
United Rentals, Inc.(2)	58,000	5,287

		55,690

Information Technology—9.0%
Apple, Inc.	42,000	5,226
EMC Corp.	193,000	4,933
Facebook, Inc. Class A(2)	62,000	5,097
Google, Inc. Class A(2)	3,900	2,163
Google, Inc. Class C(2)	6,600	3,617
Intel Corp.	149,000	4,659
MasterCard, Inc. Class A	63,000	5,443
Micron Technology, Inc.(2)	170,000	4,612
NXP Semiconductor NV(2)	32,400	3,252
QUALCOMM, Inc.	74,000	5,131
Taiwan Semiconductors Manufacturing Co., Ltd. Sponsored ADR	102,250	2,401
Western Digital Corp.	54,000	4,915
Western Union Co. (The)	90,000	1,873

		53,322

Materials—1.9%
CF Industries Holdings, Inc.	17,700	5,021
Hi-Crush Partners LP(11)	38,742	1,359
Mosaic Co. (The)	109,000	5,020

		11,400

Telecommunication Services—2.7%
KDDI Corp., ADR	151,400	2,571
Nippon Telegraph & Telephone Corp. ADR	111,050	3,423

See Notes to Financial Statements

24

VIRTUS BALANCED FUND

SCHEDULE OF INVESTMENTS (Continued)

MARCH 31, 2015

($ reported in thousands)

	SHARES	VALUE
COMMON STOCKS (continued)
Telecommunication Services (continued)
Spark New Zealand Ltd.	188,850	$2,091
Verizon Communications, Inc.	113,000	5,495
Vodafone Group plc Sponsored ADR	63,800	2,085

		15,665

Utilities—0.3%
Enersis SA Sponsored ADR	115,600	1,880
TOTAL COMMON STOCKS (Identified Cost $267,854)		352,012
TOTAL LONG TERM INVESTMENTS—98.5%
(Identified Cost $494,285)		580,276	(14)
SHORT-TERM INVESTMENTS—1.4%
Money Market Mutual Fund—1.4%
Fidelity Money Market Portfolio – Institutional Shares (seven-day effective yield 0.140%)	8,431,872	8,432
TOTAL SHORT-TERM INVESTMENTS (Identified Cost $8,432)		8,432
SECURITIES LENDING COLLATERAL—2.1%
INVESCO Trust Short-Term Investments Liquid Assets Portfolio (The) Institutional Shares (seven-day effective yield 0.080%)(12)	12,617,639	12,618
TOTAL SECURITIES LENDING COLLATERAL
(Identified Cost $12,618)		12,618
TOTAL INVESTMENTS —102.0% (Identified Cost $515,335)		601,326	(1)
Other assets and liabilities, net—(2.0)%		(11,529)

NET ASSETS—100.0%		$589,797

Abbreviations:

ADR	American Depositary Receipt
FHLMC	Federal Home Loan Mortgage Corporation (“Freddie Mac”).
FNMA	Federal National Mortgage Association (“Fannie Mae”).
PIK	Payment-in-Kind Security
REIT	Real Estate Investment Trust

Foreign Currencies

CLP	Chilean Peso
COP	Colombian Peso
IDR	Indonesian Rupiah
MXN	Mexican Peso
TRY	Turkish Lira

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at March 31, 2015, see Note 8 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Non-income producing.
(3)	Variable or step coupon security; interest rate shown reflects the rate in effect at March 31, 2015.
(4)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2015, these securities amounted to a value of $62,595 or 10.6% of net assets.
(5)	Regulation S security. Security is offered and sold outside of the United States, therefore, it is exempt from registration with the SEC under rules 903 and 904 of the Securities Act of 1933.
(6)	This Note was issued for the sole purpose of funding a loan agreement between the issuer and the borrower. As the credit risk for this security lies solely with the borrower, the name represented here is that of the borrower.
(7)	No contractual maturity date.
(8)	Interest payments may be deferred.
(9)	This loan will settle after March 31, 2015, at which time the interest rate, based on the London Interbank Offered Rate (“LIBOR”) and the agreed upon spread on trade date, will be reflected.
(10)	Value shown as par value.
(11)	All or a portion of security is on loan.

See Notes to Financial Statements

25

VIRTUS BALANCED FUND

SCHEDULE OF INVESTMENTS (Continued)

MARCH 31, 2015

($ reported in thousands)

(12)	Represents security purchased with cash collateral received for securities on loan.
(13)	100% of the income received was in cash.
(14)	All or a portion of the portfolio is segregated as collateral for a delayed delivery security.
(15)	Security in default.

Country Weightings (Unaudited)†
United States	76%
Japan	4
Canada	3
United Kingdom	3
Netherlands	2
France	1
Liberia	1
Other	10
Total	100%

†	% of total investments as of March 31, 2015

The following table provides a summary of inputs used to value the Fund’s investments as of March 31, 2015 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at March 31, 2015	Level 1 Quoted Prices	Level 2 Significant Observable Inputs
Debt Securities:
Asset-Backed Securities	$13,280	$—	$13,280
Convertible Bonds	587	—	587
Corporate Bonds and Notes	128,362	—	128,362
Foreign Government Securities	4,815	—	4,815
Loan Agreements	17,180	—	17,180
Mortgage-Backed Securities	47,355	—	47,355
Municipal Bonds	5,126	—	5,126
U.S. Government Securities	6,929	—	6,929
Equity Securities:
Common Stocks	352,012	352,012	—
Preferred Stocks	4,630	640	3,990
Securities Lending Collateral	12,618	12,618	—
Short-Term Investments	8,432	8,432	—

Total Investments	$601,326	$373,702	$227,624

There were no Level 3 (significant unobservable inputs) priced securities.

There were no transfers between Level 1 and Level 2 related to securities held at March 31, 2015.

See Notes to Financial Statements

26

VIRTUS BALANCED FUND

STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 2015

(Reported in thousands except shares and per share amounts)

Assets
Investment in securities at value(1)(2)	$601,326
Cash	137
Receivables
Investment securities sold	1,680
Fund shares sold	82
Dividends and interest receivable	2,715
Tax reclaims	17
Prepaid trustee retainer	4
Prepaid expenses	23

Total assets	605,984

Liabilities
Payables
Fund shares repurchased	752
Investment securities purchased	2,117
Collateral on securities loaned	12,618
Investment advisory fees	277
Distribution and service fees	156
Administration fees	62
Transfer agent fees and expenses	126
Trustees’ fees and expenses	1
Professional fees	31
Other accrued expenses	47

Total liabilities	16,187

Net Assets	$589,797

Net Assets Consist of:
Capital paid in on shares of beneficial interest	$489,140
Distributions in excess of net investment income	(727)
Accumulated undistributed net realized gain (loss)	15,394
Net unrealized appreciation (depreciation) on investments	85,990

Net Assets	$589,797

Class A
Net asset value (net assets/shares outstanding) per share	$15.18
Maximum offering price per share NAV/(1–5.75%)	$16.11
Shares of beneficial interest outstanding, no par value, unlimited authorization	35,695,700
Net Assets	$541,818
Class B
Net asset value (net assets/shares outstanding) and offering price per share	$15.10
Shares of beneficial interest outstanding, no par value, unlimited authorization	56,135
Net Assets	$848
Class C
Net asset value (net assets/shares outstanding) and offering price per share	$15.06
Shares of beneficial interest outstanding, no par value, unlimited authorization	3,128,768
Net Assets	$47,131

(1) Investment in securities at cost	$515,335

(2) Market value of securities on loan	$12,303

See Notes to Financial Statements

27

VIRTUS BALANCED FUND

STATEMENT OF OPERATIONS

SIX MONTHS ENDED MARCH 31, 2015

($ reported in thousands)

Investment Income
Dividends	$7,708
Interest	10,400
Security lending	165
Foreign taxes withheld	(339)

Total investment income	17,934

Expenses
Investment advisory fees	3,300
Service fees, Class A	1,391
Distribution and service fees, Class B	10
Distribution and service fees, Class C	427
Administration fees	732
Transfer agent fees and expenses	705
Registration fees	54
Printing fees and expenses	54
Custodian fees	146
Professional fees	42
Trustees’ fees and expenses	25
Miscellaneous expenses	38

Total expenses	6,924

Net investment income (loss)	11,010

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	27,452
Net realized gain (loss) on foreign currency transactions	(13)
Net change in unrealized appreciation (depreciation) on investments	(14,594)
Net change in unrealized appreciation (depreciation) on foreign currency translation	(3)

Net gain (loss) on investments	12,842

Net increase (decrease) in net assets resulting from operations	$23,852

See Notes to Financial Statements

28

VIRTUS BALANCED FUND

STATEMENTS OF CHANGES IN NET ASSETS

(Reported in thousands)

	Year Ended March 31, 2015	Year Ended March 31, 2014
Increase/(decrease) in net assets
From Operations
Net investment income (loss)	$11,010	$11,451
Net realized gain (loss)	27,439	40,985
Net change in unrealized appreciation (depreciation)	(14,597)	24,582

Increase (decrease) in net assets resulting from operations	23,852	77,018

From Distributions to Shareholders
Net investment income, Class A	(10,535)	(10,354)
Net investment income, Class B	(11)	(16)
Net investment income, Class C	(503)	(460)
Net realized short-term gains, Class A	(5,009)	(464)
Net realized short-term gains, Class B	(10)	(1)
Net realized short-term gains, Class C	(372)	(35)
Net realized long-term gains, Class A	(19,707)	(51,624)
Net realized long-term gains, Class B	(37)	(142)
Net realized long-term gains, Class C	(1,518)	(3,821)

Decrease in net assets from distributions to shareholders	(37,702)	(66,917)

From Share Transactions
Sale of shares
Class A (754 and 958 shares, respectively)	11,505	14,323
Class B (2 and —(1) shares, respectively)	24	1
Class C (589 and 171 shares, respectively)	8,873	2,579

Reinvestment of distributions
Class A (2,132 and 3,952 shares, respectively)	32,658	57,792
Class B (4 and 10 shares, respectively)	56	148
Class C (138 and 258 shares, respectively)	2,096	3,747

Shares repurchased
Class A (3,932 and 4,643 shares, respectively)	(60,269)	(70,749)
Class B (32 and 47 shares, respectively)	(481)	(708)
Class C (302 and 409 shares, respectively)	(4,584)	(6,179)

Increase (decrease) in net assets from share transactions	(10,122)	954

Net increase (decrease) in net assets	(23,972)	11,055

Net Assets
Beginning of period	613,769	602,714

End of period	$589,797	$613,769

Distributions in excess of net investment income at end of period	$(727)	$81

(1)	Amount is less than 500.

See Notes to Financial Statements

29

VIRTUS BALANCED FUND

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (000’s)	Ratio of Expenses to Average Net Assets(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Class A
4/1/14 to 3/31/15	$15.54	0.29	0.33	0.62	(0.30)	(0.68)	(0.98)	(0.36)	$15.18	4.08%	$541,818	1.10%	1.89%	62%
4/1/13 to 3/31/14	15.35	0.30	1.65	1.95	(0.29)	(1.47)	(1.76)	0.19	15.54	13.79	570,784	1.10	1.97	57
4/1/12 to 3/31/13	14.58	0.20	0.78	0.98	(0.21)	—	(0.21)	0.77	15.35	6.77	559,955	1.10	1.39	121
4/1/11 to 3/31/12	14.00	0.22	0.58	0.80	(0.22)	—	(0.22)	0.58	14.58	5.83	572,561	1.11	1.57	109
4/1/10 to 3/31/11	12.54	0.21	1.47	1.68	(0.22)	—	(0.22)	1.46	14.00	13.59	604,808	1.15	1.67	118
Class B
4/1/14 to 3/31/15	$15.46	0.18	0.32	0.50	(0.18)	(0.68)	(0.86)	(0.36)	$15.10	3.29%	$848	1.85%	1.18%	62%
4/1/13 to 3/31/14	15.28	0.18	1.64	1.82	(0.17)	(1.47)	(1.64)	0.18	15.46	12.89	1,272	1.85	1.22	57
4/1/12 to 3/31/13	14.51	0.09	0.78	0.87	(0.10)	—	(0.10)	0.77	15.28	5.99	1,822	1.86	0.62	121
4/1/11 to 3/31/12	13.93	0.11	0.58	0.69	(0.11)	—	(0.11)	0.58	14.51	5.06	2,387	1.86	0.83	109
4/1/10 to 3/31/11	12.48	0.12	1.46	1.58	(0.13)	—	(0.13)	1.45	13.93	12.75	3,437	1.90	0.94	118
Class C
4/1/14 to 3/31/15	$15.43	0.17	0.33	0.50	(0.19)	(0.68)	(0.87)	(0.37)	$15.06	3.29%	$47,131	1.85%	1.12%	62%
4/1/13 to 3/31/14	15.26	0.18	1.63	1.81	(0.17)	(1.47)	(1.64)	0.17	15.43	12.89	41,713	1.85	1.22	57
4/1/12 to 3/31/13	14.50	0.09	0.77	0.86	(0.10)	—	(0.10)	0.76	15.26	5.95	40,937	1.85	0.64	121
4/1/11 to 3/31/12	13.92	0.11	0.58	0.69	(0.11)	—	(0.11)	0.58	14.50	5.07	40,792	1.86	0.82	109
4/1/10 to 3/31/11	12.47	0.12	1.46	1.58	(0.13)	—	(0.13)	1.45	13.92	12.76	44,083	1.90	0.92	118

(1)	Computed using average shares outstanding.
(2)	Sales charges, where applicable, are not reflected in total return calculation.
(3)	The Fund may invest in other funds, and the annualized expense ratios do not reflect the fees and expenses associated with the underlying funds.

See Notes to Financial Statements

30

VIRTUS BALANCED FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2015

Note 1. Organization

Virtus Equity Trust (the “Trust”) is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

As of the date of this report, 11 diversified funds of the Trust are offered for sale, of which the Virtus Balanced Fund (the “Fund”) is reported in this annual report. The Fund’s investment objectives are outlined on the Fund’s summary page. There is no guarantee that the Fund will achieve its objectives.

The Fund offers Class A shares and Class C shares. Class B shares of the Fund are no longer available for purchase by new or existing shareholders, except by existing shareholders through Qualifying Transactions (for information regarding Qualifying Transactions, refer to the Fund’s prospectus).

Class A shares are sold with a front-end sales charge of up to 5.75% with some exceptions. Generally, Class A shares are not subject to any charges by the Fund when redeemed; however, a 1% contingent deferred sales charge (“CDSC”) may be imposed on certain redemptions made within a certain period following purchases on which a finder’s fee has been paid. The period for which such CDSC applies for the Fund is 18 months. The CDSC period begins on the last day of the month preceding the month in which the purchase was made.

Class B shares were sold with a CDSC, which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a 1% CDSC, applicable if redeemed within one year of purchase.

Virtus Mutual Funds may impose an annual fee on accounts having balances of less than $2,500. The small account fee may be waived in certain circumstances, as disclosed in the prospectus and/or statement of additional information. The fees collected will be used to offset certain expenses of the Fund.

Each Class of shares has identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each Class bears different distribution and/or service fees under a Board-approved 12b-1 and/or shareholder service plan, and has exclusive voting rights with respect to such plan. Income and other expenses as well as realized and unrealized gains and losses of the Fund are borne pro rata by the holders of each Class of shares.

Note 2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be significant.

A.	Security Valuation

Security valuation procedures for the Fund, which include nightly price variance as well as back-testing such as bi-weekly unchanged price, monthly secondary source and

31

VIRTUS BALANCED FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

MARCH 31, 2015

transaction analysis, have been approved by the Board of Trustees (the “Board”, or the “Trustees”). All internally fair valued securities are approved by a valuation committee (the “Valuation Committee”) appointed by the Board. The Valuation Committee is comprised of certain members of management as identified to the Board, and convenes independently from portfolio management. All internally fair valued securities are updated daily and reviewed in detail by the Valuation Committee monthly unless changes occur within the period. The Valuation Committee reviews the validity of the model inputs and any changes to the model. Fair valuations are reviewed by the Board at least quarterly.

The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Fund’s policy is to recognize transfers between levels at the end of the reporting period.

• Level 1 –	quoted prices in active markets for identical securities (security types generally include listed equities).

• Level 2 –	prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

• Level 3 –	prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments).

A description of the valuation techniques applied to a Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are not widely traded, are illiquid, or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.

Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) (at the close of regular trading on the New York Stock Exchange (“NYSE”), generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases the Fund fair values non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as ADRs, financial futures, exchange-traded funds (“ETFs”), and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.

Debt securities, including restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing which considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, and current day trade

32

VIRTUS BALANCED FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

MARCH 31, 2015

information, as well as dealer supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments such as mortgage-backed and asset-backed securities may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities, and therefore indicative bids from dealers are utilized which are based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt securities that are not widely traded, are illiquid, or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.

Listed derivatives, that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts (OTC), which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds are valued at NAV determined as of the close of regular trading on the NYSE each business day and are categorized as Level 1 in the hierarchy.

A summary of the inputs used to value the Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

B.	Security Transactions and Investment Income

Security transactions are recorded on the trade date. Realized gains and losses from the sale of securities are determined on the identified cost basis. Dividend income is recognized on the ex-dividend date or, in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method.

Dividend income from REIT investments is recorded using Management’s estimate of the income included in distributions received from such investments; distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

C.	Income Taxes

The Fund is treated as a separate taxable entity. It is the intention of the Fund to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. As of March 31, 2015, the tax years that remain subject to examination by the major tax jurisdictions under the statute of limitations are from the year 2012 forward (with limited exceptions).

33

VIRTUS BALANCED FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

MARCH 31, 2015

D.	Distributions to Shareholders

Distributions are recorded by the Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences may include the treatment of non-taxable dividends, market premium and discount, non-deductible expenses, expiring capital loss carryovers, foreign currency gain or loss, gain or loss on futures contracts, partnerships, operating losses and losses deferred due to wash sales. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital paid in on shares of beneficial interest.

E.	Expenses

Expenses incurred together by the fund and other affiliated mutual funds are allocated in proportion to the net assets of each such fund, except where allocation of direct expenses to each fund or an alternative allocation method can be more appropriately used.

In addition to the net annual operating expenses that the fund bears directly, the shareholders of the fund indirectly bear the fund’s pro/rata expenses of any underlying mutual funds in which the fund invests.

F.	Foreign Currency Translation

Non-U.S. investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and the date it is paid is treated as a gain or loss on foreign currency. The Fund does not isolate that portion of the results of operations arising from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

G.	Loan Agreements

The Fund may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. Loan agreements are generally non-investment grade and often involve borrowers that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. Loan agreements are typically senior in the corporate capital structure of the borrower. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When investing in loan participations, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan participation and only upon receipt by the lender of payments from the borrower. The Fund generally has no right to enforce compliance with the

34

VIRTUS BALANCED FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

MARCH 31, 2015

terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan.

The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. Loan agreements may involve foreign borrowers and investments may be denominated in foreign currencies. Direct indebtedness of emerging countries involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling, to pay the principal and interest when due.

The loan agreements have floating rate loan interests which generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally LIBOR (London Interbank Offered Rate), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. When a loan agreement is purchased the Fund may pay an assignment fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan agreement. Prepayment penalty fees are received upon the prepayment of a loan agreement by a borrower. Prepayment penalty, facility, commitment, consent and amendment fees are recorded to income as earned or paid.

At March 31, 2015, all loan agreements held by the Fund are assignment loans.

H.	When-issued and delayed delivery transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued and delayed delivery securities on the trade date. The Fund maintains collateral for the securities purchased. Securities purchased on a when-issued or delayed delivery basis begin earning interest on the settlement date.

I.	Securities Lending

($ reported in thousands)

The Fund may loan securities to qualified brokers through an agreement with Brown Brothers Harriman (“BBH”), as a third party lending agent. Under the terms of the agreement, the Fund is required to maintain collateral with a market value not less than 100% of the market value of loaned securities. Collateral is adjusted daily in connection with changes in the market value of securities on loan. Collateral may consist of cash and securities issued by the U.S. Government or its agencies. Cash collateral is invested in a short-term money market fund. Dividends earned on the collateral and premiums paid by the broker are recorded as income by the Fund net of fees and rebates charged by BBH for its services as securities lending agent and in connection with this securities lending program. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities or in the declining value of the collateral.

At March 31, 2015, the Fund had securities on loan with a market value of $12,303 and cash collateral of $12,618.

35

VIRTUS BALANCED FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

MARCH 31, 2015

Note 3. Investment Advisory Fees and Related Party Transactions

($ reported in thousands except as noted)

A.	Adviser

Virtus Investment Advisers, Inc. (the “Adviser”), an indirect, wholly-owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), is the adviser to the Fund. The Adviser manages the Fund’s investment program and general operations of the Fund, including oversight of the Fund’s subadvisers.

As compensation for its services to the Fund, the Adviser is entitled to a fee based upon the annual rate: 0.55% of the Fund’s first $1 billion of average daily net assets; 0.50% of the Fund’s $1+ billion through $2 billion of average daily net assets; and 0.45% of the Fund’s average daily net assets in excess of $2 billion.

B.	Subadvisers

The subadvisers manage the investments of the Fund for which they are paid a fee by the Adviser.

Newfleet Asset Management, LLC, an indirect, wholly-owned subsidiary of Virtus, is the subadviser of the Fund’s fixed income portfolio. Euclid Advisors LLC, an indirect, wholly-owned subsidiary of Virtus, is the subadviser to the Fund’s equity portfolio.

C.	Distributor

VP Distributors, LLC (“VP Distributors”), an indirect wholly-owned subsidiary of Virtus, serves as the distributor of the Fund’s shares. VP Distributors has advised the Fund that for the year ended March 31, 2015, it retained net commissions of $129 for Class A shares and deferred sales charges of $—(1) and $90 for Class B shares and Class C shares, respectively.

In addition, the Fund pays VP Distributors distribution and/or service fees under a Board-approved 12b-1 and/or shareholder service plan, as a percentage of the average daily net assets of each respective class at the annual rates as follows: Class A shares 0.25%; Class B shares 1.00%; and Class C shares 1.00%.

Under certain circumstances, shares of certain Virtus Mutual Funds may be exchanged for shares of the same Class of certain other Virtus Mutual Funds on the basis of the relative NAV per share at the time of the exchange. On exchanges with share classes that carry a CDSC, the CDSC schedule of the original shares purchased continues to apply.

(1)	Amount is less than $500

D.	Administrator and Transfer Agent Services

Virtus Fund Services, LLC, an indirect wholly-owned subsidiary of Virtus, serves as the administrator and transfer agent of the Trust.

For the year ended March 31, 2015, the Fund incurred administration fees totaling $575 which are included in the Statement of Operations.

For the year ended March 31, 2015, the Fund incurred transfer agent fees totaling $447 which are included in the Statement of Operations. A portion of these fees was paid to outside entities that also provide services to the Trust.

36

VIRTUS BALANCED FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

MARCH 31, 2015

Note 4. Purchases and Sales of Securities

($ reported in thousands)

Purchases and sales of securities (excluding U.S. Government and agency securities and short-term securities) during the year ended March 31, 2015, were as follows:

Purchases	Sales
$338,001	$374,458

Purchases and sales of long-term U.S. Government and agency securities during the year ended March 31, 2015 were as follows:

Purchases	Sales
$26,568	$19,935

Note 6. Credit Risk and Asset Concentrations

In countries with limited or developing markets, investments may present greater risks than in more developed markets, and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as the Fund’s ability to repatriate such amounts.

High-yield/high-risk securities typically entail greater price volatility and/or principal and interest rate risk. There is a greater chance that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of high-yield/high-risk securities may be complex, and as a result, it may be more difficult for the Adviser and/or subadvisers to accurately predict risk.

The Fund may invest a high percentage of its assets in specific sectors of the market in the pursuit of its investment objectives. Fluctuations in these sectors of concentration may have a greater impact on the Fund, positive or negative, than if the Fund did not concentrate its investments in such sectors.

Note 7. Indemnifications

Under the Trust’s organizational documents, its Trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Each Trustee has entered into an indemnification agreement with the Trust. In addition, in the normal course of business, the Fund enters into contracts that provide a variety of indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund and that have not occurred. However, the Fund has not had prior claims or losses pursuant to these arrangements and expects the risk of loss to be remote.

Note 8. Federal Income Tax Information

($ reported in thousands)

At March 31, 2015, federal tax cost and aggregate gross unrealized appreciation (depreciation) of securities held by the Fund were as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$515,958	$95,859	$(10,491)	$85,368

37

VIRTUS BALANCED FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

MARCH 31, 2015

The differences between book basis cost and tax basis cost were attributable primarily to the tax deferral of losses on wash sales.

The components of distributable earnings on a tax basis (excluding unrealized appreciation (depreciation) which is disclosed in the first table above) consist of undistributed long-term capital gains of $15,964.

Capital losses realized after October 31 and certain late year ordinary losses may be deferred and treated as occurring on the first day of the following year. For the fiscal year ended March 31, 2015, the Fund deferred qualified late year ordinary losses of $675.

The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gain distributions reported in the Statement of Changes in Net Assets, if any, are reported as ordinary income for federal tax purposes. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

The tax character of dividends and distributions paid during the year ended March 31, 2015 was as follows:

Year-Ended 2015
Ordinary Income	$16,441
Long-Term Capital Gains	21,262

Total	$37,703

Note 9. Reclassification of Capital Accounts

($ reported in thousands)

For financial reporting purposes, book basis capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Permanent reclassifications can arise from differing treatment of certain income and gain transactions, nondeductible current year net operating losses, expiring capital loss carryovers and investments in passive foreign investment companies. The reclassifications have no impact on the net assets or net asset value of the Fund. As of March 31, 2015, the Fund recorded reclassifications to increase (decrease) the accounts as listed below:

Capital Paid in on Shares of Beneficial Interest	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$(1)	$(769)	$770

Note 10. Illiquid and Restricted Securities

Investments are generally considered illiquid if they cannot be disposed of within seven days in the ordinary course of business at the approximate amount at which such securities have been valued by the Fund. Additionally, the following information is also considered in determining liquidity; the frequency of trades and quotes for the investment, whether the investment is listed for trading on a recognized domestic exchange and/or whether two or more brokers are willing to purchase or sell the security at a comparable price, the extent of market making activity in the investment and the nature of the market for investment. Illiquid securities are footnoted as such at the end of the Fund’s Schedule of Investments where

38

VIRTUS BALANCED FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

MARCH 31, 2015

applicable. However, a portion of such footnoted securities could be liquid where it is determined that some, though not all, of the position could be disposed of within seven days in the ordinary course of business at the approximate amount at which such securities have been valued by the Fund.

Restricted securities are illiquid securities, as defined above, not registered under the Securities Act of 1933, as amended (the “1933 Act”). Generally, 144A securities are excluded from this category, except where defined as illiquid.

The Fund will bear any costs, including those involved in registration under the 1933 Act, in connection with the disposition of such securities.

At March 31, 2015, the Fund did not hold any securities that were both illiquid and restricted.

Note 11. Regulatory Matters and Litigation

From time to time, the Fund’s investment adviser and/or its affiliates and/or subadvisers may be involved in litigation and arbitration as well as examinations and investigations by various regulatory bodies, including the SEC, involving compliance with, among other things, securities laws, client investment guidelines, laws governing the activities of broker-dealers and other laws and regulations affecting their products and other activities. At this time, the Fund’s investment adviser believes that the outcomes of such matters are not likely, either individually or in the aggregate, to be material to these financial statements.

As part of an SEC non-public, confidential investigation of a matter entitled — In the Matter of FSQUARED INVESTMENTS INC., the SEC staff informed the Funds’ investment adviser that it was inquiring into whether it had violated securities laws or regulations with respect to circumstances related to that matter.

Note 12. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there are no subsequent events that require recognition or disclosure in the financial statements.

39

Report of Independent Registered Public

Accounting Firm

To the Shareholders of

Virtus Balanced Fund and Board of Trustees of

Virtus Equity Trust:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Virtus Balanced Fund (a fund within of Virtus Equity Trust, hereafter referred to as the “Fund”) at March 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

May 21, 2015

40

VIRTUS BALANCED FUND

TAX INFORMATION NOTICE (Unaudited)

MARCH 31, 2015

For the fiscal year ended March 31, 2015, the Balanced Fund makes the following disclosures for federal income tax purposes. Below is listed the percentages, or the maximum amount allowable, of its ordinary income dividends (“QDI”) to qualify for the lower tax rates applicable to individual shareholders, and the percentage of ordinary income dividends earned by the Fund which qualifies for the dividends received deduction (“DRD”) for corporate shareholders. The Fund designates the amount below as long-term capital gains dividends (“LTCG”) ($ reported in thousands), or if subsequently different, the amount will be designated in the next annual report. The actual percentages for the calendar year will be designated in the year-end tax statements.

QDI	DRD	LTCG
67%	40%	$27,968

41

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS

BY THE BOARD OF TRUSTEES

(Unaudited)

The Board of Trustees (the “Board”) of Virtus Equity Trust (the “Trust”) is responsible for determining whether to approve the continuation of the investment advisory agreement (the “Advisory Agreement”) between the Trust and Virtus Investment Advisers, Inc. (“VIA”) and of each subadvisory agreement (each, a “Subadvisory Agreement” and collectively, the “Subadvisory Agreements”) (together with the Advisory Agreement, the “Agreements”) with respect to the Virtus Balanced Fund (the “Fund”). At an in-person meeting held November 12-14, 2014, the Board, including a majority of the Trustees who are not interested persons of the Trust as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, (the “Independent Trustees”), considered and approved the continuation of each Agreement due for renewal, as further discussed below. In addition, prior to the Meeting, the Independent Trustees met with their independent legal counsel to discuss and consider the information provided by management and submitted questions to management, and they considered the responses provided.

In connection with the approval of the Agreements, the Board requested and evaluated information provided by VIA and each subadviser (each, a “Subadviser” and collectively, the “Subadvisers”) which, in the Board’s view, constituted information necessary for the Board to form a judgment as to whether the renewal of each of the Agreements would be in the best interests of the Fund and its shareholders. The Board also considered information furnished throughout the year at regular Board meetings with respect to the services provided by VIA and the Subadvisers, including quarterly performance reports prepared by management containing reviews of investment results and periodic presentations from the Subadvisers with respect to the Fund. The Board noted the affiliation of the Subadvisers with VIA and any potential conflicts of interest.

The Board was separately advised by independent legal counsel throughout the process. For each Agreement, the Board considered all the criteria separately with respect to the Fund and its shareholders. In their deliberations, the Board considered various factors, including those discussed below, none of which were controlling, and each Trustee may have attributed different weights to the various factors. The Board also discussed the proposed approval of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Agreements, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Fund by VIA and each of the Subadvisers; (2) the performance of the Fund as compared to an appropriate peer group and an appropriate index; (3) the level and method of computing the Fund’s advisory and subadvisory fees, and comparisons of the Fund’s advisory fee rates with those of a group of funds with similar investment objectives; (4) the profitability of VIA under the Advisory Agreement; (5) any “fall-out” benefits to VIA, the Subadvisers and their affiliates (i.e., ancillary benefits realized by VIA, the Subadvisers or their affiliates from VIA’s or the applicable Subadviser’s relationship with the Trust); (6) the anticipated effect of growth in size on the Fund’s performance and expenses; (7) fees paid to VIA and the Subadvisers by comparable accounts, as applicable; (8) possible conflicts of interest; and (9) the terms of the Agreements.

Nature, Extent and Quality of Services

The Trustees received in advance of the meeting information from VIA and each Subadviser, including completed questionnaires, concerning a number of topics, including such company’s investment philosophy, resources, operations and compliance structure. The Trustees also

42

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS

BY THE BOARD OF TRUSTEES (Continued)

(Unaudited)

received a presentation by VIA’s senior management personnel, during which among other items, VIA’s history, investment process, investment strategies, personnel, compliance procedures and the firm’s overall performance were reviewed and discussed. The Trustees noted that the Fund is managed using a “manager of managers” structure that generally involves the use of one or more subadvisers to manage some or all of a Fund’s portfolio. Under this structure, VIA is responsible for the management of the Fund’s investment programs and for evaluating and selecting subadvisers on an ongoing basis and making any recommendations to the Board regarding hiring, retaining or replacing subadvisers. In considering the Agreement with VIA, the Board considered VIA’s process for supervising and managing the Fund’s subadvisers, including (a) VIA’s ability to select and monitor the subadvisers; (b) VIA’s ability to provide the services necessary to monitor the subadvisers’ compliance with the Fund’s investment objective(s), policies and restrictions as well as provide other oversight activities; and (c) VIA’s ability and willingness to identify instances in which a subadviser should be replaced and to carry out the required changes. The Trustees also considered: (a) the experience and capability of VIA’s management and other personnel; (b) the financial condition of VIA, and whether it had the financial wherewithal to provide a high level and quality of services to the Fund; (c) the quality of VIA’s own regulatory and legal compliance policies, procedures and systems; (d) the nature, extent and quality of administrative and other services provided by VIA and its affiliates to the Fund; (e) VIA’s supervision of the Fund’s other service providers; and (f) VIA’s risk management processes. It was noted that affiliates of VIA serve as administrator and distributor to the Fund. The Board also took into account its knowledge of VIA’s management and the quality of the performance of VIA’s duties through Board meetings, discussions and reports during the preceding year, as well as information from the Trust’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.

With respect to the services provided by each of the Subadvisers, the Board considered information provided to the Board by each Subadviser, including each Subadviser’s Form ADV, as well as information provided throughout the past year. With respect to the Subadvisory Agreements, the Board noted that each Subadviser provided portfolio management, compliance with the Fund’s investment policies and procedures, compliance with applicable securities laws and assurances thereof. The Board also noted that VIA’s and the Subadvisers’ management of the Fund is subject to the oversight of the Board and must be carried out in accordance with the investment objective(s), policies and restrictions set forth in the Fund’s prospectus and statement of additional information. In considering the renewal of the Subadvisory Agreements, the Board also considered each Subadviser’s investment management process, including (a) the experience and capability of the Subadviser’s management and other personnel committed by the Subadviser to the Fund; (b) the financial condition of the Subadviser; (c) the quality of the Subadviser’s regulatory and legal compliance policies, procedures and systems; and (d) the Subadviser’s brokerage and trading practices, including with respect to best execution and soft dollars. The Board also took into account each Subadviser’s risk assessment and monitoring process. The Board noted each Subadviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate.

After considering all of the information provided to them, the Trustees concluded that the nature, extent and quality of the services provided by VIA and each Subadviser were satisfactory and that there was a reasonable basis on which to conclude that each would continue to provide a high quality of investment services to the Fund.

43

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS

BY THE BOARD OF TRUSTEES (Continued)

(Unaudited)

Investment Performance

The Board considered performance reports and discussions at Board meetings throughout the year, as well as a report (the “Lipper Report”) for the Fund prepared by Lipper Inc. (“Lipper”), an independent third party provider of investment company data, furnished in connection with the contract renewal process. The Lipper Report presented the Fund’s performance relative to a peer group of other mutual funds (the “Performance Universe”) and relevant indexes, as selected by Lipper. The Board also considered performance information presented by management and took into account management’s discussion of the same, including the effect of market conditions on the Fund’s performance. The Board evaluated the Fund’s performance in the context of the considerations that a “manager of managers” structure requires. The Board noted that it also reviews on a quarterly basis detailed information about both the Fund’s performance results and portfolio composition, as well as each Subadviser’s investment strategy. The Board noted VIA’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of each Subadviser. The Board also noted each Subadviser’s performance record with respect to the Fund. The Board was mindful of VIA’s focus on each Subadviser’s performance and noted VIA’s performance in monitoring and responding to any performance issues with respect to the Fund. The Board also took into account its discussions with management regarding factors that contributed to the performance of the Fund.

The Board considered, among other performance data, the information set forth below with respect to the performance of the Fund for the period ended September 30, 2014.

The Board noted that the Fund outperformed the median of its Performance Universe for the 1-, 3- 5-, and 10- year periods. The Board also noted that the Fund underperformed its benchmark for the 1-, 3-, 5-, and 10- year periods.

The Board also considered management’s discussion about the reasons for the Fund’s underperformance relative to its benchmark. After reviewing these and related factors, the Board concluded that the Fund’s overall performance was satisfactory.

Management Fees and Total Expenses

The Board considered the fees charged to the Fund for advisory services as well as the total expense levels of the Fund. This information included comparisons of the Fund’s net management fee and total expense level to those of its peer group (the “Expense Group”). In comparing the Fund’s net management fee to that of comparable funds, the Board noted that in the materials presented such fee included both advisory and administrative fees. The Board also noted that the subadvisory fees were paid by VIA out of its management fees rather than paid separately by the Fund. In this regard, the Board took into account management’s discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by VIA after payment of the subadvisory fee. The Board also took into account the size of the Fund and the impact on expenses. The Subadvisers provided, and the Board considered, expense information of comparable accounts managed by the Subadvisers, as applicable.

In addition to the foregoing, the Board considered, among other data, the information set forth below with respect to the Fund’s fees and expenses. In each case, the Board took into account management’s discussion of the Fund’s expenses, including the type and size of the Fund relative to the other funds in its Expense Group.

The Board considered that the Fund’s net management fee was higher than the median of the Expense Group and net total expenses were below the median of the Expense Group.

44

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS

BY THE BOARD OF TRUSTEES (Continued)

(Unaudited)

The Board concluded that the advisory and subadvisory fees were fair and reasonable in light of the usual and customary charges made for services of the same nature and quality and the other factors considered.

Profitability

The Board also considered certain information relating to profitability that had been provided by VIA. In this regard, the Board considered information regarding the overall profitability, as well as on a Fund-by-Fund basis, of VIA for its management of the Trust, as well as its profits and those of its affiliates for managing and providing other services to the Trust, such as distribution and administrative services provided to the Fund by a VIA affiliate. In addition to the fees paid to VIA and its affiliates, including the applicable Subadvisers, the Board considered any other benefits derived by VIA or its affiliates from their relationships with the Fund. The Board reviewed the methodology used to allocate costs to the Fund, taking into account the fact that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. The Board concluded that the profitability to VIA and its affiliates from the Fund was reasonable in light of the quality of the services rendered to the Fund by VIA and its affiliates.

In considering the profitability to the Subadvisers in connection with their relationship to the Fund, the Board noted that the fees under the Subadvisory Agreements are paid by VIA out of the fees that VIA receives under the Advisory Agreement, so that Fund shareholders are not directly impacted by those fees. In considering the reasonableness of the fees payable by VIA to the affiliated Subadvisers, the Board noted that, because the Subadvisers are affiliates of VIA, such profitability might be directly or indirectly shared by VIA. For each of the above reasons, the Board concluded that the profitability to the Subadvisers and their affiliates from their relationship with the Fund was not a material factor in approval of the Subadvisory Agreements.

Economies of Scale

The Board received and discussed information concerning whether VIA realizes economies of scale as the Fund’s assets grow. The Board noted that the management fee included breakpoints based on assets under management. The Board also took into account management’s discussion of the Fund’s management fee and subadvisory fee structure. The Board also took into account the current size of the Fund. The Board concluded that no change to the advisory fee structure was necessary at this time. The Board noted that VIA and the Fund may realize certain economies of scale if the assets of the Fund were to increase, particularly in relationship to certain fixed costs, and that shareholders of the Fund would have an opportunity to benefit from these economies of scale.

For similar reasons as stated above with respect to the Subadvisers’ profitability, and based upon the current size of the Fund managed by each Subadviser, the Board concluded that the potential for economies of scale in the Subadvisers’ management of the Fund was not a material factor in the approval of the Subadvisory Agreements at this time.

Other Factors. The Board considered other benefits that may be realized by VIA and each Subadviser and their respective affiliates from their relationships with the Fund. Among them, the Board recognized that VP Distributors, LLC, an affiliate of VIA, serves as the distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Fund to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. The Board noted that an affiliate of VIA also provides administrative services to the Trust. The Board noted management’s discussion of the fact that, while the Subadvisers are affiliates of VIA, there are

45

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS

BY THE BOARD OF TRUSTEES (Continued)

(Unaudited)

no other direct benefits to the Subadvisers or VIA in providing investment advisory services to the Fund, other than the fee to be earned under the Subadvisory Agreement. There may be certain indirect benefits gained, including to the extent that serving the Fund could provide the opportunity to provide advisory services to additional portfolios of the Trust or certain reputational benefits.

Based on all of the foregoing considerations, the Board, including a majority of the Independent Trustees, determined that approval of each Agreement, as amended, was in the best interests of the Fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Agreements, as amended, with respect to the Fund.

46

FUND MANAGEMENT TABLES (UNAUDITED)

Information pertaining to the Trustees and officers of the Trust as of March 31, 2015, is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (800) 243-4361. The address of each individual, unless otherwise noted, is 100 Pearl Street, Hartford, CT 06103-4506. There is no stated term of office for Trustees of the Trust.

Independent Trustees

Name, Year of Birth, Year Elected and Number of Funds Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
McClellan, Hassell H. YOB: 1945 Elected: 2015 55 Portfolios	Retired. Professor (1984 to 2013), Boston College; Trustee, Virtus Variable Insurance Trust (9 portfolios) (since 2008); Trustee, John Hancock Fund Complex (since 2000), John Hancock Funds (collectively, 234 portfolios); and Director (since 2010), Barnes Group, Inc. (diversified global components manufacturer and logistical services company).
McLoughlin, Philip YOB: 1946 Elected: 2006 66 Portfolios	Director (since 1991) and Chairman (since 2010), World Trust Fund (closed-end investment firm in Luxembourg); Director (since 1995), closed-end funds managed by Duff & Phelps Investment Management Co. (4 portfolios); Chairman (since 2002) and Trustee (since 1989), Virtus Mutual Fund Complex (46 portfolios); Trustee/Director and Chairman (since 2011), Virtus Closed-End Funds (3 portfolios); Trustee and Chairman (since 2013), Virtus Alternative Solutions Trust (4 portfolios); Partner (2006 to 2010), Cross Pond Partners, LLC (investment management consultant); and Partner (2008 to 2010), SeaCap Partners, LLC (strategic advisory firm).
McNamara, Geraldine M. YOB: 1951 Elected: 2006 59 Funds	Retired. Trustee (since 2001), Virtus Mutual Fund Complex (46 portfolios); and Director (since 2003), closed-end funds managed by Duff & Phelps Investment Management Co. (4 portfolios); and Trustee (since 2015), Virtus Variable Insurance Trust (9 portfolios)
Oates, James M. YOB: 1946 Elected: 2006 53 Funds	Managing Director (since 1994), Wydown Group (consulting firm). Trustee (since 1987), Virtus Mutual Fund Complex (46 portfolios); Director (since 1996), Stifel Financial; Director (1998 to 2014), Connecticut River Bancorp; Chairman and Director (1999 to 2014), Connecticut River Bank; Chairman (since 2000), Emerson Investment Management, Inc.; Director (2002 to 2014), New Hampshire Trust Company; Chairman and Trustee (since 2005), John Hancock Fund Complex (228 portfolios); Non-Executive Chairman (2007 to 2011), Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services); Trustee/Director (since 2013), Virtus Closed-End Funds (3 portfolios); and Trustee (since 2013), Virtus Alternative Solutions Trust (4 portfolios).
Segerson, Richard E. YOB: 1948 Elected: 2006 46 Funds	Trustee (since 1983), Virtus Mutual Fund Complex (46 portfolios); and Managing Director (1998 to 2013), Northway Management Company.
Verdonck, Ferdinand L.J. YOB: 1942 Elected: 2006 46 Funds	Trustee (since 2002), Virtus Mutual Fund Complex (46 portfolios).

47

FUND MANAGEMENT TABLES (UNAUDITED) (Continued)

Interested Trustee

Name, Year of Birth, Year Elected and Number of Funds Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Aylward, George R.* Trustee and President YOB: 1964 Elected: 2006 64 Funds	Director, President and Chief Executive Officer (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions with Virtus affiliates (since 2005); Trustee (since 2006), Virtus Mutual Funds (46 portfolios); Chairman, President and Chief Executive Officer (since 2006), The Zweig Closed-End Funds (2 portfolios); Trustee and President (since 2011), Virtus Closed-End Funds (3 portfolios); Director (since 2013), Virtus Global Funds, PLC (2 portfolios); and Trustee (since 2013), Virtus Alternative Solutions Trust (4 portfolios).

Officers

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Bradley, W. Patrick YOB: 1972	Senior Vice President (since 2013); Vice President (2011 to 2013); Chief Financial Officer and Treasurer (since 2006).	Senior Vice President, Fund Services (since 2010), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2006) with Virtus affiliates; Senior Vice President (since 2013), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2004), Virtus Variable Insurance Trust; Senior Vice President (since 2013), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2006), Virtus Mutual Fund Complex; Senior Vice President (since 2013), Vice President (2012 to 2013) and Treasurer (Chief Financial Officer) (since 2007), The Zweig Closed-End Funds; Senior Vice President (since 2013), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2011), Virtus Closed-End Funds; Vice President and Assistant Treasurer (since 2011), Duff & Phelps Global Utility Income Fund Inc.; Director (since 2013), Virtus Global Funds, PLC; and Senior Vice President, Chief Financial Officer and Treasurer (since 2013), Virtus Alternative Solutions Trust.

48

FUND MANAGEMENT TABLES (UNAUDITED) (Continued)

Officers (Continued)

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Carr, Kevin J. YOB: 1954	Senior Vice President, since 2013; Vice President (2005-2013); Chief Legal Officer, Counsel and Secretary (since 2005).	Senior Vice President (since 2009), Vice President, Counsel and Secretary (2008 to 2009), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions (since 2005) with Virtus affiliates; Senior Vice President (since 2013), Vice President (2005 to 2013), Chief Legal Officer, Counsel and Secretary (since 2005), Virtus Mutual Fund Complex; Senior Vice President (2013 to 2014), Vice President (2012 to 2013) and Assistant Secretary (since 2012), Secretary and Chief Legal Officer (2005 to 2012), The Zweig Closed-End Funds; Assistant Secretary (since 2013), Vice President, Chief Legal Officer, Counsel and Secretary (2010 to 2013), Virtus Variable Insurance Trust; Vice President and Assistant Secretary (since 2011), Duff & Phelps Global Utility Income Fund Inc.; Senior Vice President and Assistant Secretary (2013 to 2014), Vice President and Assistant Secretary (2012 to 2013), Vice President, Chief Legal Officer, Counsel and Secretary (2011 to 2012), Virtus Closed-End Funds; and Assistant Secretary (since 2013), Virtus Alternative Solutions Trust.
Engberg, Nancy J. YOB: 1956	Vice President and Chief Compliance Officer since 2011.	Vice President (since 2008) and Chief Compliance Officer (2008 to 2011), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2003) with Virtus affiliates; Vice President and Chief Compliance Officer (since 2011), Virtus Mutual Fund Complex; Vice President (since 2010), Chief Compliance Officer (since 2011), Virtus Variable Insurance Trust; Vice President and Chief Compliance Officer (since 2011), Virtus Closed-End Funds; Vice President and Chief Compliance Officer (since 2012), The Zweig Closed-End Funds; and Vice President and Chief Compliance Officer (since 2013), Virtus Alternative Solutions Trust.
Waltman, Francis G. YOB: 1962	Executive Vice President (since 2013); Senior Vice President (2008-2013).	Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions (since 2006) with Virtus affiliates; Executive Vice President (since 2013), Senior Vice President (2008 to 2013), Virtus Mutual Fund Complex; Executive Vice President (since 2013), Senior Vice President (2010 to 2013), Virtus Variable Insurance Trust; Executive Vice President (since 2013), Senior Vice President (2011 to 2013), Virtus Closed-End Funds; Director (since 2013), Virtus Global Funds PLC; and Executive Vice President (since 2013), Virtus Alternative Solutions Trust.

49

Virtus Balanced Fund and Virtus Tactical Allocation Fund,

each a series of Virtus Equity Trust

Supplement dated April 17, 2015 to the Prospectuses dated July 29, 2014

Important Notice to Investors

The disclosure under “Loan Participation Risk” in the section “Principal Risks” in each fund’s summary prospectus and the summary section of the statutory prospectus is hereby replaced with the following:

Loan Risks. The risks that, in addition to the risks typically associated with high-yield/high-risk fixed income securities, loans in which the fund invests may be unsecured or not fully collateralized, may be subject to restrictions on resale and/or some loans may trade infrequently on the secondary market. Loans settle on a delayed basis, potentially leading to the sale proceeds of loans not being available to meet redemptions for a substantial period of time after the sale of the loans.

Both Funds

Under “More Information About Risks Related to Principal Investment Strategies,” the row in the introductory table entitled “Loan Participations” is hereby renamed “Loans.”

Additionally, the title and associated disclosure “Loan Participations Risk” in this section is hereby replaced with the following:

Loan Risks

Investing in loans (including loan assignments, loan participations and other loan instruments) carries certain risks in addition to the risks typically associated with high-yield/high-risk fixed income securities. Loans may be unsecured or not fully collateralized, may be subject to restrictions on resale and sometimes trade infrequently on the secondary market. In the event a borrower defaults, a fund’s access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. There is a risk that the value of the collateral securing the loan may decline after a fund invests and that the collateral may not be sufficient to cover the amount owed to the fund. If the loan is unsecured, there is no specific collateral on which the fund can foreclose. In addition, if a secured loan is foreclosed, the fund may bear the costs and liabilities associated with owning and disposing of the collateral, including the risk that collateral may be difficult to sell.

Transactions in many loans settle on a delayed basis. As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet the fund’s redemption obligations until potentially a substantial period of time after the sale of the loans. No active trading market may exist for some loans, which may impact the ability of the fund to realize full value in the event of the need to liquidate such assets. Adverse market conditions may impair the liquidity of some actively traded loans. Loans also may be subject to restrictions on resale, which can delay the sale and adversely impact the sales price. Difficulty in selling a loan can result in a loss. Loans made to finance highly leveraged corporate acquisitions may be especially vulnerable to adverse changes in economic or market conditions. Certain loans may not be considered “securities,” and purchasers, such as a fund, therefore may not be entitled to rely on the strong anti-fraud protections of the federal securities laws. With loan participations, a fund may not be able to control the exercise of any remedies that the lender would have under the loan and likely would not have any rights against the borrower directly, so that delays and expense may be greater than those that would be involved if a fund could enforce its rights directly against the borrower.

Investors should retain this supplement with the Prospectuses for future reference.

VET 8019/LoanRisks (4/15)

VIRTUS EQUITY TRUST

101 Munson Street

Greenfield, MA 01301-9668

Trustees

George R. Aylward

Hassell H. McClellan

Philip R. McLoughlin, Chairman

Geraldine M. McNamara

James M. Oates

Richard E. Segerson

Ferdinand L.J. Verdonck

Officers

George R. Aylward, President

Francis G. Waltman, Executive Vice President

Nancy J. Engberg, Vice President and Chief Compliance Officer

W. Patrick Bradley, Senior Vice President, Chief Financial Officer and Treasurer

Kevin J. Carr, Senior Vice President, Chief Legal Officer, Counsel and Secretary

Investment Adviser

Virtus Investment Advisers, Inc.

100 Pearl Street

Hartford, CT 06103-4506

Principal Underwriter

VP Distributors, LLC

100 Pearl Street

Hartford, CT 06103-4506

Administrator and Transfer Agent

Virtus Fund Services, LLC

100 Pearl Street

Hartford, CT 06103-4506

Custodian

JPMorgan Chase Bank, NA

1 Chase Manhattan Plaza

New York, NY 10005-1401

Independent Registered Public

Accounting Firm

PricewaterhouseCoopers LLP

2001 Market Street

Philadelphia, PA 19103-7042

How to Contact Us

Mutual Fund Services 1-800-243-1574

Adviser Consulting Group 1-800-243-4361

Web site Virtus.com

Important Notice to Shareholders

The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-800-243-1574.

For more information about

Virtus Mutual Funds, please call

your financial representative, or

contact us at 1-800-243-1574

or Virtus.com

8013	5-15

Item 2.	Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics described in Item 2(b) of the instructions for completion of Form N-CSR.

(d)	The registrant has not granted any waivers, during the period covered by this report, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of the instructions for completion of this Item.

Item 3.	Audit Committee Financial Expert.

(a)(1)	The Registrant’s Board of Trustees has determined that the Registrant has an “audit committee financial expert” serving on its Audit Committee.

(a)(2)	The Registrant’s Board of Trustees has determined that James M. Oates and Richard E. Segerson each possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert.” Each of Mr. Oates and Mr. Segerson is an “independent” trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

(a)(3)	Not applicable.

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for fiscal years ended March 31, 2014 and March 31, 2015 are $256,369 and $256,371, respectively.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item for fiscal years ended March 31, 2014 and March 31, 2015 are $13,325 and $14,356, respectively. Such audit-related fees include out of pocket expenses and cross fund fees.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning for fiscal years ended March 31, 2014 and March 31, 2015 are $5,200 and $93,000, respectively.

“Tax Fees” are those primarily associated with review of the Trust’s tax provision and qualification as a regulated investment company (RIC) in connection with audits of the Trust’s financial statement, review of year-end distributions by the Fund to avoid excise tax for the Trust, periodic discussion with management on tax issues affecting the Trust, and reviewing and signing the Fund’s federal income tax returns.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are for fiscal years ended March 31, 2014 and March 31, 2015 are $0 and $0, respectively.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Virtus Equity Trust (the “Fund”) Audit Committee has adopted policies and procedures with regard to the pre-approval of services provided by PwC. Audit, audit-related and tax compliance services provided to the Fund on an annual basis require specific pre-approval by the Audit Committee. The Audit Committee must also approve other non-audit services provided to the Fund and those non-audit services provided to the Fund’s Affiliated Service Providers that relate directly to the operations and financial reporting of the Fund. Certain of these non-audit services that the Audit Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent auditors may be approved by the Audit Committee without consideration on a specific case-by-case basis (“general pre-approval”).

The Audit Committee has determined that Mr. James M. Oates, Chair of the Audit Committee, may provide pre-approval for such services that meet the above requirements in the event such approval is sought between regularly scheduled meetings. In any event, the Audit Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person Audit Committee meeting.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) N/A

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for fiscal years ended March 31, 2014 and March 31, 2015 are $292,198 and $611,156, respectively.

(h)	The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

(12.other) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Virtus Equity Trust

By (Signature and Title)*	/s/ George R. Aylward
George R. Aylward, President
(principal executive officer)

Date	6/5/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ George R. Aylward
George R. Aylward, President
(principal executive officer)

Date	6/5/2015

By (Signature and Title)*	/s/ W. Patrick Bradley
W. Patrick Bradley, Senior Vice President, Chief Financial Officer, and Treasurer
(principal financial officer)

Date	6/5/2015

*	Print the name and title of each signing officer under his or her signature.